UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                 FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


                 Investment Company Act file number: 811-04984

                            AMERICAN BEACON FUNDS
              (Exact name of registrant as specified in charter)

                    4151 Amon Carter Boulevard, MD 2450
                          Fort Worth, Texas 76155
            (Address of principal executive offices)-(Zip code)

                        Douglas G. Herring, PRESIDENT
                    4151 Amon Carter Boulevard, MD 2450
                          Fort Worth, Texas 76155
                  (Name and address of agent for service)

      Registrant's telephone number, including area code: (817) 967-3509

                  Date of fiscal year end: December 31, 2007

                  Date of reporting period: June 30, 2007


ITEM 1. REPORTS TO STOCKHOLDERS.

    G U I D A N C E     |      V I S I O N      |      E X P E R I E N C E



[AMERICAN BEACON FUNDS LOGO]


SEMI-ANNUAL REPORT

June 30, 2007

S&P 500 INDEX FUND
SMALL CAP INDEX FUND
INTERNATIONAL EQUITY INDEX FUND

<PG$PCN,002000000>

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

Contents

President's Message ...............................................            1
Performance Overviews .............................................            2

American Beacon Funds
   Statements of Assets and Liabilities ...........................           10
   Statements of Operations .......................................           11
   Statements of Changes in Net Assets ............................           12
   Notes to Financial Statements ..................................           13
   Financial Highlights ...........................................           18

State Street Equity 500 Index Portfolio
   Portfolio of Investments .......................................           22
   Statements of Assets and Liabilities ...........................           29
   Statement of Operations ........................................           30
   Statements of Changes in Net Assets ............................           31
   Financial Highlights ...........................................           32
   Notes to Financial Statements ..................................           33

Master Small Cap Index Series
   Summary of Investments .........................................           37
   Statement of Assets and Liabilities ............................           43
   Statement of Operations ........................................           44
   Statements of Changes in Net Assets ............................           45
   Financial Highlights ...........................................           45
   Notes to Financial Statements ..................................           46

Master International Index Series
   Summary of Investments .........................................           49
   Statements of Assets and Liabilities ...........................           54
   Statements of Operations .......................................           55
   Statements of Changes in Net Assets ............................           56
   Financial Highlights ...........................................           56
   Notes to Financial Statements ..................................           57
Additional Information ............................................   Back Cover

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor's strategies and each Fund's portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds                                              June 30, 2007

<PG$PCN,003000000>

                                                   (PHOTO OF DOUGLAS G. HERRING)

FELLOW SHAREHOLDERS,

     I am pleased to present to you the Semi-Annual Report for the American Beacon S&P 500 Index Fund, the International Equity Index Fund and the Small Cap Index Fund for the six months ended June 30, 2007.

     For this period, the three Funds posted strong returns - 6.86%, 10.66% and 6.65%, respectively. In comparison, the S&P 500 Index gained 6.96%, the MSCI EAFE Index returned 10.74% and the Russell 2000 Index was up 6.45%.

     Please review the enclosed portfolio listings and detailed financial data. As always, we welcome the opportunity to serve your financial needs. Should you have any questions about the enclosed information, please do not hesitate to contact us at 800-967-9009. You may access Fund and account information at www.americanbeaconfunds.com. Thank you for your continued confidence in the American Beacon Funds.

                                        Sincerely,


                                        /s/ Douglas G. Herring
                                        Douglas G. Herring
                                        President
                                        American Beacon Funds


                                       1
<PG$PCN,004000000>

DOMESTIC MARKET OVERVIEW
June 30, 2007 (Unaudited)

Signs of stress in the fixed income markets brought a cautious end to the first half of 2007, with U.S. stocks and bonds both slipping. Risk aversion tended to increase in the second quarter, especially after hopes for an official rate cut eroded through May. But in contrast to their less discriminating behavior during the panicky episodes of April 2005 and May 2006, investors focused their dismay in spring 2007 on specific sectors and instruments rather than on the broad market. The second quarter did bring a record high for the S&P 500(R) Index, but the underpinnings of the global liquidity that has been buoying the capital markets clearly began to creak.

     After peaking in early June, major equity averages explored a lower trading range and closed the month with modest losses. The S&P 500 retreated 1.7% for the month, paring its second quarter return to 6.3%, and its first-half gain back to 7.0%. With mid caps a touch weaker in June, the broader Russell 1000(R) Index lost 1.9%, trimming its second quarter result to 5.9%. Since the start of 2007, the Russell 1000 retained a 7.2% return. The S&P 400 Index of mid cap stocks shed 2.2% in June, leaving it with a 5.8% second quarter gain, and a still healthy 12% advance since the start of 2007.

     Despite expanding caution in the bond world during June, smaller stocks held in impressively well on the equity side. With an abundance of short sellers trying to compress the elevated valuations of small caps, prices found ready support during market disruptions. As a result, the Russell 2000(R) Index limited its June decline to 1.5% and retained a 4.4% return for the second quarter. For the first half as a whole, the Russell 2000 gained 6.5%. The S&P 600 Index, also a benchmark for small caps, declined 1.6% in June, but added 5.2% for the second quarter to extend its first-half return to 8.6%.

     With a rise in credit concerns putting financial stocks on the defensive, growth-oriented benchmarks outpaced value themes in June to establish a more measurable advantage on a year-to-date basis. The Russell 1000(R) Growth Index limited its June loss to 1.5%, against a 2.3% drop for the Russell 1000(R) Value Index. Russell 1000 Growth added 6.9% for the second quarter and gained 8.1% for the six-month period, while Russell 1000 Value managed only 4.9% for the quarter and had a 6.2% return from the start of 2007. The gap grew even greater in the small cap arena, with the Russell 2000(R) Growth Index limiting its June dip to 0.6%, against a 2.3% decline for the Russell 2000(R) Value Index. Russell 2000(R) Growth advanced 6.7% for the second quarter and was ahead 9.3% from the start of the year, while Russell 2000(R) Value only edged 2.3% higher on the June quarter and returned 3.8% for the six-month period.

S&P is a trademark of the McGraw-Hill Companies, Inc. and has been licensed for use, "Standard and Poor's(R)", "S&P", "Standard & Poor's 500", "S&P 500" are all trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by State Street Bank and Trust Company.

Russell 1000, Russell 2000, Russell 1000 Growth, Russell 1000 Value, Russell 2000 Growth, and Russell 2000 Value Indexes are registered trademarks of Frank Russell Company.


                                        2

<PG$PCN,005000000>

PERFORMANCE OVERVIEW
AMERICAN BEACON S&P 500 INDEX FUND+
JUNE 30, 2007 (UNAUDITED)

     For the six months ended June 30, 2007, the total return of the Institutional Class of the American Beacon S&P 500 Index Fund was 6.86%, slightly below the S&P 500 Index return of 6.96% and slightly in excess of the Lipper S&P 500 Objective Funds Index return of 6.82%.

                                                      ANNUALIZED TOTAL RETURNS
                                                       PERIODS ENDED 6/30/07
                                              ---------------------------------------
                                              6 MONTHS*   1 YEAR   5 YEARS   10 YEARS
                                              ---------   ------   -------   --------
Institutional Class(1,4) ..................     6.86%     20.43%    10.49%     6.97%
PlanAhead Class(1,2,4) ....................     6.65%     19.88%     9.99%     6.57%
Lipper S&P 500 Objective Funds Index (3) ..     6.82%     20.31%    10.42%     6.84%
S&P 500 Index (3) .........................     6.96%     20.59%    10.71%     7.13%

*    Not annualized

1. Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800- 967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2. Fund performance for the ten-year period represents the total returns achieved by the Institutional Class from 6/30/97 to 3/2/98, the inception date of the PlanAhead Class, and the returns of the PlanAhead Class since its inception. Because the Institutional Class had lower expenses, its performance was better than the PlanAhead Class would have realized during the same period. A portion of the fees charged to the PlanAhead Class of the Fund was waived through 2002. Performance prior to waiving fees was lower than the actual returns shown for periods prior to 2002.

3. The Lipper S&P 500 Objective Funds Index tracks the results of the 30 largest mutual funds in the Lipper S&P 500 Objective Funds category. Lipper is an independent mutual fund research and ranking service. The S&P 500 Index is a market capitalization weighted index of common stocks publicly traded in the U.S. One cannot invest directly in an index.

4. The total annual Fund operating expense ratios set forth in the most recent Fund prospectus for the Institutional and PlanAhead Class shares was 0.14% and 0.61%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

     Nine out of ten sectors in the S&P 500 Index (the "Index") had positive returns for the first six months of 2007. Energy was the top performing sector, returning 17.2% for the period. Firm product prices continued to boost oil stocks, but shares in oil service names also remained in steady upward trends. The Materials sector was the second best performer, gaining 16.7%, led by Freeport-McMoRan and U.S. Steel. The Telecommunication Services sector tacked on 15.9%, while the Industrials sector was up 11.0% for the six-month period. The weakest and only sector posting a negative return for the first six months was the interest-rate sensitive Financials sector. Financials lost 0.8% in the first half of 2007.

     The best performing security in the Index for the six-month period was electronics retailer RadioShack with a 97.5% gain. Also impressive were Medimmune and Amazon.com with gains of 78.9% and 73.4%, respectively. Lexmark International posted the worst return for the period, losing 32.6%. The next worst performers were homebuilders Pulte Homes and Lennar Corp. On the back of the slowdown in new home sales, these stocks lost 32.0% and 29.9%, respectively.

     As of June 30, 2007, the Fund's largest sector weightings were Financials (20.9% of assets), Information Technology (15.4% of assets), and Health Care (11.7% of assets), consistent with the top sector weightings in the Index.

     The investment manager continues to utilize a replication strategy, typically owning all 500 names in the S&P 500 Index in approximately the same weightings as the Index. Therefore, the Fund is expected to continue to meet its objective of closely tracking, before expenses, the return of its benchmark, the S&P 500 Index.

+ The S&P 500 Index Fund is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in this fund.


                                        3

<PG$PCN,006000000>

PERFORMANCE OVERVIEW
AMERICAN BEACON S&P 500 INDEX FUND+
JUNE 30, 2007 (UNAUDITED)

TOP TEN HOLDINGS

                                        %of
                                     Equities*
                                     ---------
Exxon Mobil Corp.                       3.5%
General Electric Co.                    2.9%
AT&T, Inc.                              1.9%
Citigroup, Inc.                         1.9%
Microsoft Corp.                         1.9%
Bank of America Corp.                   1.6%
Procter & Gamble Co.                    1.4%
American International Group, Inc.      1.4%
Chevron Corp.                           1.4%
Pfizer, Inc.                            1.3%

*    Percent of the equities of State Street Equity 500 Index Portfolio

EQUITY SECTOR ALLOCATION

                                        %of
                                     Equities*
                                     ---------
Financials                             20.9%
Information Technology                 15.4%
Health Care                            11.7%
Industrials                            11.4%
Energy                                 10.8%
Consumer Discretionary                 10.2%
Consumer Staples                        9.3%
Telecommunication Services              3.7%
Utilities                               3.5%
Materials                               3.1%

*    Percent of the equities of State Street Equity 500 Index Portfolio

+ The S&P 500 Index Fund is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in this fund.


                                        4
<PG$PCN,007000000>

PERFORMANCE OVERVIEW
AMERICAN BEACON SMALL CAP INDEX FUND(SM)
JUNE 30, 2007 (UNAUDITED)

     For the six months ended June 30, 2007, the total return of the Institutional Class of the American Beacon Small Cap Index Fund was 6.65%. The Fund's performance exceeded the Russell 2000(R) Index return of 6.45%, but substantially lagged the Lipper Small-Cap Core Funds Index return of 9.54%.

                                                   ANNUALIZED TOTAL RETURNS
                                                     PERIODS ENDED 6/30/07
                                           ----------------------------------------
                                                                            SINCE
                                                                          INCEPTION
                                           6 MONTHS*   1 YEAR   5 YEARS   (7/31/00)
                                           ---------   ------   -------   ---------
Institutional Class(1,3) ...............     6.65%     16.31%    13.71%      8.89%
Lipper Small- Cap Core Funds Index(2) ..     9.54%     17.17%    13.79%     10.26%
Russell 2000 Index(2) ..................     6.45%     16.44%    13.88%      9.04%

*    Not annualized

1. Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800- 967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2. The Lipper Small-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Small-Cap Core Funds category. Lipper is an independent mutual fund research and ranking service. The Russell 2000 Index is an unmanaged index comprising approximately 2,000 smaller-capitalization stocks from various industrial sectors. One cannot invest directly in an index.

3. The total annual Fund operating expense ratio set forth in the most recent prospectus for the Fund was 0.18%. The expense ratio above may vary from the expense ratio presented in other sections of this report that are based on expenses incurred during the period covered by this report.

     Eight of the 10 sectors in the Russell 2000 Index ("Index") recorded positive returns for the six-month period. The Materials sector was, by far, the performance leader, advancing 22.1%, followed by Industrials, up 15.3%, and Energy, which was up 14.6%. Conversely, Financials and Utilities declined -6.2% and -4.0%, respectively. The Health Care sector, while posting a gain of 4.4%, lagged the broad Index return and was the third worst performing sector.

     The strongest performers among individual stocks in the Index included Rural Cellular Corp. and TBS International Ltd., which were up 233.4% and 224.9%, respectively. NetBank, Inc., Bally Total Fitness Holding Corp. and AtheroGenics, Inc. recorded the lowest returns within the Index for the first half of the year, down -93.3%, -80.4% and -78.4%, respectively.

     The Fund will continue to strive to meet its objective of closely replicating, before expenses, the return of its benchmark, the Russell 2000 Index. It does so by investing in a subset of the securities in the Index such that the characteristics of the portfolio closely track the characteristics of the Index.

TOP TEN HOLDINGS

                                                   %OF
                                                EQUITIES*
                                                ---------
CF Industries Holdings, Inc.                       0.2%
Polycom, Inc.                                      0.2%
Florida East Coast Industries, Inc.                0.2%
FLIR Systems, Inc.                                 0.2%
Sotheby's                                          0.2%
Hologic, Inc.                                      0.2%
ValueClick, Inc.                                   0.2%
Time Warner Telecom Incorporated                   0.2%
Alexandria Real Estate Equities, Incorporated      0.2%
Equinix, Inc.                                      0.2%

EQUITY SECTOR ALLOCATION

                                                   %OF
                                                EQUITIES*
                                                ---------
Financials                                        21.4%
Industrials                                       19.0%
Information Technology                            17.4%
Consumer Discretionary                            14.7%
Health Care                                       11.4%
Materials                                          5.6%
Energy                                             4.4%
Consumer Staples                                   3.1%
Utilities                                          2.5%
Telecommunication Services                         0.5%

*    Percent of equity portion of Master Small Cap Index Series


                                        5

<PG$PCN,008000000>

INTERNATIONAL MARKET OVERVIEW
JUNE 30, 2007 (UNAUDITED)

     In the first quarter of 2007, speculation regarding a slowing U.S. economy and its effect on demand for foreign goods and commodities, coupled with a significant correction in the Chinese equity market at the end of February, made for a volatile period. The global economy proved to be extremely resilient, however, with most markets managing to eke out gains for the quarter. In Europe, stocks benefited from continued robust economic expansion and strong corporate profits. Germany led the way in the region, with its market up 4.9%. The U.K. market was up 2.5% and France's market advanced 1.7%. Japanese equities posted a marginal gain of 0.9% for the first quarter, as a decline in business sentiment (due to uncertainty surrounding the U.S. economy), a minor increase in the yen and the global sell-off in late February depressed performance.

     Positive momentum returned to the markets in the second half of the period as corporate activity dominated the headlines. Concerns about the U.S. mortgage market and rising interest rates around the globe, coupled with another substantial decline in Shanghai's main stock index in June, were headwinds. Despite these issues, global equities remained exceptionally resilient, buoyed by healthy economies and strong corporate earnings. European stocks, in particular, produced significant gains in the second quarter, thanks to robust exports and continually strong merger-and-acquisition activity. German stocks skyrocketed 17.21%, French equities were up 11.40% and U.K. stocks trailed the pack with a 7.76% gain. As was the case in the first quarter, Japanese stocks continued to struggle somewhat compared to other developed markets, but still advanced 4.97% for the quarter.

     The inflation background was fairly benign during the semi-annual period, though there was some noteworthy central bank activity. In the U.S., the Federal Reserve Board remained on hold, opting to keep the federal funds target rate unchanged at 5.25%. In contrast, the European Central Bank ("ECB") continued to tighten monetary policy, increasing its benchmark interest rate two times (0.25% each) to end the period at 4.0%. Given the ECB's continued concerns regarding higher oil prices, wage increase demands and volatile markets, further rate increases are widely expected. Meanwhile, the Bank of Japan increased its policy rate by 0.25% to 0.5% in February, but opted to leave the monetary policy unchanged in June. The U.S. dollar outperformed most major currencies in the first half of 2007, advancing 2.4% and 2.5% against the euro and pound, respectively. However, the dollar declined 3.6% versus the yen for the period.


                                        6

<PG$PCN,009000000>

PERFORMANCE OVERVIEW
AMERICAN BEACON INTERNATIONAL EQUITY INDEX FUND(SM)
JUNE 30, 2007 (UNAUDITED)

     For the six months ended June 30, 2007, the Institutional Class of the American Beacon International Equity Index Fund posted a total return of 10.66%, slightly below the MSCI EAFE Index return of 10.74% and well below the Lipper International Funds Index return of 11.48%.

                                                    ANNUALIZED TOTAL RETURNS
                                                      PERIODS ENDED 6/30/07
                                            ----------------------------------------
                                                                             SINCE
                                                                           INCEPTION
                                            6 MONTHS*   1 YEAR   5 YEARS   (7/31/00)
                                            ---------   ------   -------   ---------
Institutional Class (1,3) ...............     10.66%    26.98%    17.71%     7.22%
Lipper International Funds lndex(2) .....     11.48%    28.40%    17.55%     7.72%
MSCI EAFE Index(2) ......................     10.74%    27.00%    17.73%     7.37%

*    Not annualized

1. Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2. The Lipper International Funds Index tracks the results of the 30 largest mutual funds in the Lipper International Funds category. Lipper is an independent mutual fund research and ranking service. The MSCI EAFE Index is a market capitalization weighted index of international stock performance composed of equities from developed markets excluding the U.S. and Canada. Performance is that of the MSCI EAFE Index through 9/30/01, the MSCI Provisional EAFE Index from 10/1/01 through 5/31/02, and the MSCI EAFE Index thereafter. One cannot invest directly in an index.

3. The total annual Fund operating expense ratio in the most recent prospectus for the Fund was 0.22%. The expense ratio above may vary from the expense ratio presented in other sections of this report that are based on expenses incurred during the period covered by this report.

     International markets remained on a persistently upward path during the first six months of 2007 with all 21 countries in the MSCI EAFE Index ("EAFE") posting positive returns. The strongest performers were Finland (up 28.8%), Germany (up 24.7%) and Norway (up 23.8%). Conversely, Japan (up 2.9%), Ireland (up 2.9%) and Italy (up 6.1%) were the weakest markets.

     All 10 sectors within EAFE recorded positive returns, led by Materials (up 25.7%), Industrials (up 20.1%) and Energy (up 16.9%). The sectors posting the lowest returns were Health Care (up 1.1%), Financials (up 5.7%) and Information Technology (up 9.3%).

     The top performing securities were Neptune Orient Lines Ltd. and Leighton Holdings, with returns of 154.4% and 119.6%, respectively. The worst performers were Altana and Goodwill Group, with returns of -61.1% and -57.8%, respectively.

     The Fund continues to pursue its objective of closely replicating, before expenses, the return of its benchmark, the MSCI EAFE Index. It does so by investing in a subset of the securities in EAFE such that the characteristics of the portfolio closely track the characteristics of EAFE.


                                        7
<PG$PCN,010000000>

PERFORMANCE OVERVIEW
AMERICAN BEACON INTERNATIONAL EQUITY INDEX FUND(SM)
JUNE 30, 2007 (UNAUDITED)

TOP TEN HOLDINGS

                           % OF
                        EQUITIES*
                        ---------
BP PLC                     1.7%
HSBC Holdings PLC          1.5%
Vodafone Group PLC         1.3%
Total S.A.                 1.2%
Toyota Motor Corp.         1.2%
Nestle S.A.                1.1%
GlaxoSmithKline PLC        1.1%
Royal Dutch Shell PLC      1.1%
Novartis AG                0.9%
Roche Holding AG           0.9%

EQUITY SECTOR ALLOCATION

                            % OF
                         EQUITIES*    EAFE
                         ---------   -----
Financials                 30.5%     30.5%
Consumer Discretionary     13.5%     13.5%
Industrials                12.9%     12.9%
Energy                      8.3%      8.3%
Materials                   7.9%      7.9%
Telecommunications          6.9%      6.9%
Health Care                 6.4%      6.4%
Consumer Staples            5.5%      5.5%
Utilities                   4.7%      4.7%
Information Technology      3.4%      3.4%

*    Percent of equity portion of Master International Index Series

COUNTRY ALLOCATION

                                   (PIECHART)

                    % OF
                 EQUITIES*    EAFE
                 ---------   -----
United Kingdom     23.1%     23.1%
Japan              21.2%     21.2%
France             10.4%     10.4%
Germany             8.4%      8.4%
Switzerland         6.6%      6.6%
Australia           6.2%      6.2%
Spain               4.0%      4.0%
Italy               3.8%      3.8%
Netherlands         3.5%      3.5%
Sweden              2.6%      2.6%
Finland             1.7%      1.6%
Hong Kong           1.7%      1.7%
Belgium             1.2%      1.2%
Norway              1.1%      1.0%
Singapore           1.1%      1.1%
Denmark             0.8%      0.9%
Ireland             0.8%      0.8%
Greece              0.7%      0.7%
Austria             0.6%      0.6%
Portugal            0.4%      0.4%
New Zealand         0.1%      0.2%

*    Percent of equity portion of Master International Index Series


                                        8

<PG$PCN,011000000>

FUND EXPENSES
JUNE 30, 2007 (UNAUDITED)

FUND EXPENSE EXAMPLE

     As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, administrative service fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in a particular Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2007 through June 30, 2007.

ACTUAL EXPENSES

     The following table provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid During Period" row to estimate the expenses you paid on your account during this period. Shareholders of the Institutional and PlanAhead Classes that invest in a Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

Actual

                                                          S&P 500    SMALL CAP   INTERNATIONAL
INSTITUTIONAL CLASS                                        INDEX       INDEX      EQUITY INDEX
-------------------                                      ---------   ---------   -------------
Beginning Account Value 1/1/07 .......................   $1,000.00   $1,000.00     $1,000.00
Ending Account Value 6/30/07 .........................   $1,068.56   $1,066.49     $1,106.58
Expenses Paid During Period* 1/1/07 - 6/30/07 ........   $    0.67   $    0.98     $    1.00
Annualized Expense Ratio .............................        0.13%       0.19%         0.19%

                                                          S&P 500
PLANAHEAD CLASS                                            INDEX
---------------                                          ---------
Beginning Account Value 1/1/07 .......................   $1,000.00
Ending Account Value 6/30/07 .........................   $1,066.48
Expenses Paid During Period* 1/1/07 - 6/30/07.........   $    3.21
Annualized Expense Ratio .............................        0.63%

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The following table provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund's actual return). You may compare the ongoing costs of investing in a particular Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Institutional and PlanAhead Classes that invest in a Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

     You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by a Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the "Expenses Paid During Period" line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

HYPOTHETICAL

                                                                     S&P 500    SMALL CAP   INTERNATIONAL
INSTITUTIONAL CLASS                                                   INDEX       INDEX     EQUITY INDEX
-------------------                                                 ---------   ---------   -------------
Beginning Account Value 1/1/07 ..................................   $1,000.00   $1,000.00     $1,000.00
Ending Account Value 6/30/07 ....................................   $1,024.15   $1,023.85     $1,023.84
Expenses Paid During Period* 1/1/07 - 6/30/07 ...................   $    0.66   $    0.96     $    0.96
Annualized Expense Ratio ........................................        0.13%       0.19%         0.19%

                                                                     S&P 500
PLANAHEAD CLASS                                                       INDEX
---------------                                                     ---------
Beginning Account Value 1/1/07 ..................................   $1,000.00
Ending Account Value 6/30/07 ....................................   $1,021.68
Expenses Paid During Period* 1/1/07 - 6/30/07 ...................   $    3.14
Annualized Expense Ratio ........................................        0.63%

* Expenses are equal to each Fund's annualized expense ratio for the six-month period multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.


                                        9

<PG$PCN,012000000>

AMERICAN BEACON FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2007 (Unaudited) (in thousands, except share and per share amounts)

                                                                                                INTERNATIONAL
                                                                   S&P 500 INDEX    SMALL CAP    EQUITY INDEX
                                                                        FUND       INDEX FUND        FUND
                                                                   -------------   ----------   -------------
ASSETS:
   Investment in Portfolio, at value ...........................    $   255,512    $   66,947    $   386,361
   Receivable for fund shares sold .............................            552            --             33
   Prepaid expenses ............................................             11            --              1
                                                                    -----------    ----------    -----------
      TOTAL ASSETS .............................................        256,075        66,947        386,395
                                                                    -----------    ----------    -----------
LIABILITIES:
   Payable for fund shares redeemed ............................             42           135          4,429
   Administrative service and service fees payable (Note 2) ....             18             2             16
   Other liabilities ...........................................             45            37             90
                                                                    -----------    ----------    -----------
      TOTAL LIABILITIES ........................................            105           174          4,535
                                                                    -----------    ----------    -----------
NET ASSETS .....................................................    $   255,970    $   66,773    $   381,860
                                                                    ===========    ==========    ===========
ANALYSIS OF NET ASSETS:
   Paid-in-capital .............................................        173,308        58,395        322,222
   Undistributed net investment income (expense) ...............          1,137           655          5,897
   Accumulated net realized gain (loss) ........................        (37,188)        1,717          2,609
   Unrealized net appreciation (depreciation) of investments and
      futures contracts ........................................        118,713         6,006         51,132
                                                                    -----------    ----------    -----------
NET ASSETS .....................................................    $   255,970    $   66,773    $   381,860
                                                                    ===========    ==========    ===========
Shares outstanding (no par value):
   Institutional Class .........................................     11,601,014     4,205,925     27,053,047
                                                                    ===========    ==========    ===========
   PlanAhead Class .............................................        962,213            --             --
                                                                    ===========    ==========    ===========
Net asset value, offering and redemption price per share:
   Institutional Class .........................................    $     20.39    $    15.88    $     14.12
                                                                    ===========    ==========    ===========
   PlanAhead Class .............................................    $     20.15    $       --    $        --
                                                                    ===========    ==========    ===========


                             See accompanying notes
    See accompanying Financial Statements of the respective Master Portfolios attached


                                       10
<PG$PCN,013000000>

AMERICAN BEACON FUNDS
STATEMENTS OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2007 (IN THOUSANDS) (UNAUDITED)

                                                                                         INTERNATIONAL
                                                                 S&P 500     SMALL CAP    EQUITY INDEX
                                                               INDEX FUND   INDEX FUND        FUND
                                                               ----------   ----------   -------------
INVESTMENT INCOME ALLOCATED FROM PORTFOLIO:
   Dividend income .........................................    $ 2,629       $  390        $ 6,191
   Interest income .........................................        160          284            212
   Securities lending income ...............................         --           46             --
   Portfolio expenses ......................................        (63)         (27)          (112)
   Other income ............................................         --           --             38
                                                                -------       ------        -------
      NET INVESTMENT INCOME ALLOCATED FROM PORTFOLIO .......      2,726          693          6,329
                                                                -------       ------        -------
FUND EXPENSES:
   Administrative service fees (Note 2):
      Institutional Class ..................................         65           23             78
      PlanAhead Class ......................................         23           --             --
   Sub-administrative service fees:
      Institutional Class ..................................         --           10             75
   Transfer agent fees:
      Institutional ........................................         --            3              3
      PlanAhead ............................................          5           --             --
   Custody and accounting fees .............................          3            4             10
   Professional fees .......................................          6           11              8
   Registration fees .......................................         17           --             --
   Service fees - PlanAhead Class (Note 2) .................         23           --             --
   Printing ................................................          8            2              4
   Other expenses ..........................................         15            8             10
                                                                -------       ------        -------
      TOTAL FUND EXPENSES ..................................        165           61            188
                                                                -------       ------        -------
NET INVESTMENT INCOME ......................................      2,561          632          6,141
                                                                -------       ------        -------
REALIZED AND UNREALIZED GAIN (LOSS) ALLOCATED FROM MASTER
   PORTFOLIO
   Net realized gain (loss) from:
      Investments ..........................................      6,946        2,285          2,808
      Foreign currency transactions ........................        100           --            263
      Futures contracts ....................................        225          192             69
   Change in net unrealized appreciation or depreciation of:
      Investments ..........................................      7,039        3,238         23,011
      Foreign currency transactions ........................         --           --             14
      Futures contracts ....................................        (52)         (21)           (55)
                                                                -------       ------        -------
      NET GAIN ON INVESTMENTS ..............................     14,258        5,694         26,110
                                                                -------       ------        -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .......    $16,819       $6,326        $32,251
                                                                =======       ======        =======

                             See accompanying notes
   See accompanying Financial Statements of the respective Master Portfolios attached


                                       11

<PG$PCN,014000000>

AMERICAN BEACON FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

                                                                                                     INTERNATIONAL EQUITY INDEX
                                             S&P 500 INDEX FUND           SMALL CAP INDEX FUND                  FUND
                                        ----------------------------  ----------------------------  ----------------------------
                                          Six Months     Year ended     Six Months     Year ended     Six Months     Year ended
                                        ended June 30,  December 31,  ended June 30,  December 31,  ended June 30,  December 31,
                                             2007           2006           2007           2006            2007          2006
                                        --------------  ------------  --------------  ------------  --------------  ------------
                                          (unaudited)                   (unaudited)                   (unaudited)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income .............    $   2,561      $   4,545      $     632      $   1,753       $  6,141      $   2,658
   Net realized gain on investments,
      foreign currency, and futures
      contracts ......................        7,271            816          2,477          5,769          3,140          1,943
   Change in net unrealized
      appreciation or depreciation of
      investments and futures
      contracts ......................        6,987         32,077          3,217         (2,382)        22,970         22,488
                                          ---------      ---------      ---------      ---------       --------      ---------
      NET INCREASE IN NET ASSETS
         RESULTING FROM OPERATIONS ...       16,819         37,438          6,326          5,140         32,251         27,089
                                          ---------      ---------      ---------      ---------       --------      ---------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income:
   Institutional Class ...............       (1,357)        (3,900)            --         (1,732)            --         (2,887)
   PlanAhead Class ...................          (81)          (517)            --             --             --             --
   Net realized gain form investments,
      foreign currency, and futures
      transactions:
   Institutional Class ...............           --             --             --             --             --           (877)
   PlanAhead Class ...................           --             --             --             --             --             --
                                          ---------      ---------      ---------      ---------       --------      ---------
      TOTAL DISTRIBUTIONS TO
         SHAREHOLDERS ................       (1,438)        (4,507)            --         (1,732)            --         (3,764)
                                          ---------      ---------      ---------      ---------       --------      ---------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sales of shares .....      113,963         28,321          8,971        232,022        240,463        108,842
   Reinvestment of dividends and
      distributions ..................        1,428          4,484             --          1,732             --          3,764
   Cost of shares redeemed ...........     (113,866)      (101,514)      (100,401)      (131,397)       (52,967)       (64,018)
                                          ---------      ---------      ---------      ---------       --------      ---------
      NET INCREASE (DECREASE) IN NET
         ASSETS FROM CAPITAL SHARE
         TRANSACTIONS ................        1,525        (68,709)       (91,430)       102,357        187,496         48,588
                                          ---------      ---------      ---------      ---------       --------      ---------
NET INCREASE (DECREASE) IN NET ASSETS        16,906        (35,778)       (85,104)       105,765        219,747         71,913
                                          ---------      ---------      ---------      ---------       --------      ---------
NET ASSETS:
   Beginning of period ...............      239,064        274,842        151,877         46,113        162,113         90,200
                                          ---------      ---------      ---------      ---------       --------      ---------
   END OF PERIOD * ...................    $ 255,970      $ 239,064      $  66,773      $ 151,877       $381,860      $ 162,113
                                          =========      =========      =========      =========       ========      =========
* Includes undistributed net
   investment income (loss) of .......    $   1,137      $      13      $     655      $      24       $  5,897      $    (243)
                                          =========      =========      =========      =========       ========      =========

                             See accompanying notes
   See accompanying Financial Statements of the respective Master Portfolios attached


                                       12
<PG$PCN,015000000>

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2007 (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

          American Beacon Funds (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the "Act"), as amended, as a no load, diversified, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon S&P 500 Index Fund, the American Beacon Small Cap Index Fund and the American Beacon International Equity Index Fund (each a "Fund" and collectively, the "Funds"), each a series of the Trust.

          American Beacon Advisors, Inc. (the "Manager") is a wholly-owned subsidiary of AMR Corporation and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

          Each Fund invests all of its investable assets in a corresponding portfolio. The State Street Equity 500 Index Portfolio, Master Small Cap Index Series and the Master International Index Series (each a "Portfolio" and collectively the "Portfolios") are open-ended management investment companies registered under the Act. The value of such investment reflects each Fund's proportionate interest in the net assets of the corresponding Portfolio.

                                                                            % OF PORTFOLIO HELD BY
AMERICAN BEACON:                                PORTFOLIOS:                  FUND AT JUNE 30, 2007
----------------                  ---------------------------------------   ----------------------
S&P 500 Index Fund                State Street Equity 500 Index Portfolio             9.3%
Small Cap Index Fund              Master Small Cap Index Series                      11.9%
International Equity Index Fund   Master International Index Series                  31.2%

          The financial statements of the Portfolios are included elsewhere in this report and should be read in conjunction with the Funds' financial statements.

          The following is a summary of the significant accounting policies followed by the Funds.

Class Disclosure

          The S&P 500 Index Fund has two classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

CLASS:                OFFERED TO:                                                      SERVICE FEES:
------                -----------                                                      -------------
INSTITUTIONAL CLASS   Investors making an initial investment of $2 million             Administrative Service Fee - 0.05%
PLANAHEAD CLASS       General public and investors investing through an intermediary   Administrative Service Fee - 0.25%
                                                                                                      Service Fee - 0.25%

          Investment income, net capital gains (losses) and all expenses incurred by the S&P 500 Index Fund are allocated based on the relative net assets of each class, except for service fees and certain other fees and expenses related solely to one class of shares.

     Security Valuation

          Valuation of securities by each Portfolio is discussed in the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.


                                       13

<PG$PCN,016000000>

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2007 (UNAUDITED)

    Investment Income

          Each Fund records its share of net investment income and realized and unrealized gains and losses from the security transactions of its corresponding Portfolio each day. All net investment income and realized and unrealized gains (losses) of each Portfolio are allocated pro rata among the investors in that Portfolio at the time of such determination.

     Dividends to Shareholders

          Dividends from net investment income of the Small Cap Index and International Equity Index Funds normally will be declared and paid annually. The S&P 500 Index Fund normally will declare and pay dividends quarterly. Distributions, if any, of net realized capital gains are generally paid annually and recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles that may treat certain transactions differently than generally accepted accounting principles.

     Allocation of Income, Expenses, Gains and Losses

          Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

     Valuation of Shares

          The price per share is calculated on each day on which shares are offered for sale. Net asset value per share is computed by dividing the value of each Fund's total assets (which includes the value of the Fund's investments in its Portfolio) less liabilities, by the number of Fund shares outstanding.

     Use of Estimates

          The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

     Recently Issued Accounting Pronouncements

          On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance on how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing each Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The Funds adopted the provisions of FIN 48 effective January 1, 2007. Tax positions taken by the Funds have been deemed to meet the more likely than not threshold, and therefore, there have been no adjustments to the Funds' net asset value per share.

          In September 2006, the FASB issued Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The Manager is evaluating the impact of FAS 157; however, it is not expected to have a material impact on the Funds' net assets or results of operations.


                                       14

<PG$PCN,017000000>

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2007 (UNAUDITED)

     Other

          Under the Trust's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust's maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2. FEES AND TRANSACTIONS WITH AFFILIATES

     Administrative Services Agreement

          The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide or oversee administrative and management services to each Fund. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of 0.05% of the average daily net assets of the Institutional Class of the S&P 500 Index Fund, International Equity Index Fund and the Small Cap Index Fund and an annualized fee of 0.25% of the average daily net assets of the PlanAhead Class of the S&P 500 Index Fund.

     Service Plans

          The Manager and the Trust entered into a Service Plan that obligates the Manager to oversee additional shareholder servicing of the PlanAhead Class of S&P 500 Index Fund. As compensation for performing the duties required under the Service Plan, the Manager receives 0.25% of the average daily net assets of the PlanAhead Class of the S&P 500 Index Fund.

     Expense Reimbursement Plan

          The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of fees waived or expenses reimbursed for a period of up to three years. However, reimbursement will occur only if the Class' average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its expense ratio to exceed the previously agreed upon contractual expense limit. For the six months ended June 30, 2007 there are no fees subject to recoupment.

     Subadministration Agreement

          The Trust, the Manager and BlackRock Advisors, LLC ("BlackRock") entered into a Subadministration Agreement that obligates BlackRock to provide certain other administrative services to the Small Cap Index Fund and the International Equity Index Fund. As compensation for performing these services, BlackRock receives an annualized fee of 0.08% of the average daily net assets of the Small Cap Index Fund and 0.12% of the average daily net assets of the International Equity Index Fund; however, the fee of each is to be reduced by the total expense ratio of its corresponding Portfolio, net of any fee waivers.

     Other

          At June 30, 2007, the employee benefit plans of AMR Corporation and subsidiary companies owned 89.1% of the Institutional Class of the S&P 500 Index Fund, 98.6% of the Small Cap Index Fund and 84.5% of the International Equity Index Fund.


                                       15
<PG$PCN,018000000>

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2007 (UNAUDITED)

3. FEDERAL INCOME AND EXCISE TAXES

     It is the policy of each of the Funds to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all net investment income as well as any net realized capital gains on the sale of investments. Therefore, no federal income or excise tax provision is required.

     Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. generally accepted accounting principles. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

     The tax character of distributions paid during the six months ended June 30, 2007 and fiscal year ended December 31, 2006 were as follows (in thousands):

                                        S&P 500 INDEX               SMALL CAP INDEX        INTERNATIONAL EQUITY INDEX
                                 --------------------------   --------------------------   --------------------------
                                  SIX MONTHS       YEAR        SIX MONTHS       YEAR        SIX MONTHS       YEAR
                                    ENDED          ENDED         ENDED          ENDED         ENDED         ENDED
                                   JUNE 30,    DECEMBER 31,     JUNE 30,    DECEMBER 31,     JUNE 30,    DECEMBER 31,
                                     2007          2006           2007          2006           2007          2006
                                 -----------   ------------   -----------   ------------   -----------   ------------
                                 (UNAUDITED)                  (UNAUDITED)                  (UNAUDITED)
DISTRIBUTIONS PAID FROM:
ORDINARY INCOME:*
   Institutional Class .......      $1,357        $3,990          $--         $1,732           $--         $2,887
   PlanAhead Class ...........          81           517           --             --            --             --

LONG-TERM CAPITAL GAIN:
   Institutional Class .......          --            --           --             --            --            877
   PlanAhead Class ...........          --            --           --             --            --             --
                                    ------        ------          ---         ------           ---         ------
TOTAL TAXABLE DISTRIBUTIONS ..      $1,438        $4,507          $--         $1,732           $--         $3,764
                                    ======        ======          ===         ======           ===         ======

* For tax purposes, short-term capital gains are considered ordinary income distributions.

     At June 30, 2007 capital loss carry forward positions for federal income tax purposes were as follows (in thousands):

FUND                 2007    2008     2009      2010    2011    2012     2013    2014    TOTAL
----                 ----   ------   ------   -------   ----   ------   ------   ----   -------
S&P 500 Index ....    $45   $8,848   $1,300   $11,516   $635   $1,060   $2,311   $286   $26,001
Small Cap Index ..     --       --       --        --     --       --       --    220       220

4. CAPITAL SHARE TRANSACTIONS

     The tables below summarize the activity in capital shares for each Class of the Funds (shares and dollars in thousands):

Six Months ended June 30, 2007

                                          INSTITUTIONAL CLASS    PLANAHEAD CLASS
                                          -------------------   ----------------
S&P 500 INDEX FUND                        SHARES     AMOUNT     SHARES   AMOUNT
------------------                        ------   ----------   ------   -------
Shares sold ...........................    5,700   $ 109,919     209     $ 4,044
Reinvestment of dividends .............       71       1,357       4          71
Shares redeemed .......................   (5,793)   (111,965)    (97)     (1,901)
                                          ------   ---------     ---     -------
Net increase (decrease) in shares
   outstanding ........................      (22)  $    (689)    116     $ 2,214
                                          ======   =========     ===     =======


                                       16
<PG$PCN,019000000>

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2007 (UNAUDITED)

                                           INSTITUTIONAL CLASS
                                           -------------------
SMALL CAP INDEX FUND                       SHARES     AMOUNT
--------------------                       ------   ----------
Shares sold ............................      602   $   8,971
Reinvestment of dividends ..............       --          --
Shares redeemed ........................   (6,593)   (100,401)
                                           ------   ---------
Net (decrease) in shares outstanding ...   (5,991)  $ (91,430)
                                           ======   =========

                                           INSTITUTIONAL CLASS
                                           -------------------
INTERNATIONAL EQUITY INDEX FUND             SHARES    AMOUNT
-------------------------------             ------   --------
Shares sold ............................    18,157   $240,463
Reinvestment of dividends ..............        --         --
Shares redeemed ........................    (3,811)   (52,967)
                                            ------   --------
Net increase in shares outstanding .....    14,346   $187,496
                                            ======   ========

Year ended December 31, 2006

                                          INSTITUTIONAL CLASS    PLANAHEAD CLASS
                                          -------------------   -----------------
S&P 500 INDEX FUND                         SHARES     AMOUNT    SHARES    AMOUNT
------------------                         ------   ---------   ------   -------
Shares sold                                   874   $ 15,548       732   $ 12,773
Reinvestment of dividends                     222      3,990        28        494
Shares redeemed                            (2,834)   (49,785)   (2,850)   (51,729)
                                           ------   --------    ------   --------
Net (decrease) in shares outstanding       (1,738)  $(30,247)   (2,090)  $(38,462)
                                           ======   ========    ======   ========

                                           INSTITUTIONAL CLASS
                                           -------------------
SMALL CAP INDEX FUND                       SHARES     AMOUNT
--------------------                       ------   ----------
Shares sold ............................   16,217   $ 232,022
Reinvestment of dividends ..............      118       1,732
Shares redeemed ........................   (9,747)   (131,397)
                                           ------   ---------
Net increase in shares outstanding .....    6,588   $ 102,357
                                           ======   =========

                                           INSTITUTIONAL CLASS
                                           -------------------
INTERNATIONAL EQUITY INDEX FUND             SHARES    AMOUNT
-------------------------------             ------   --------
Shares sold ............................     9,373   $108,842
Reinvestment of dividends ..............       298      3,764
Shares redeemed ........................    (5,697)   (64,018)
                                            ------   --------
Net increase in shares outstanding .....     3,974   $ 48,588
                                            ======   ========


                                       17

<PG$PCN,020000000>

AMERICAN BEACON S&P 500 INDEX FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)

                                                                                   Institutional Class
                                                                ---------------------------------------------------------
                                                                 Six Months
                                                                   ended                 Year Ended December 31,
                                                                  June 30,     ------------------------------------------
                                                                    2007         2006       2005        2004       2003
                                                                -----------    --------   --------    --------   --------
                                                                (unaudited)
NET ASSET VALUE, BEGINNING OF PERIOD ........................    $  19.19      $  16.90   $  16.43    $  15.10   $  11.96
                                                                 --------      --------   --------    --------   --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income:(A) ................................        0.20          0.33       0.29        0.29       0.21
   Net gain (loss) on investments, foreign
      currency and futures transactions (both
      realized and unrealized) ..............................        1.11          2.30       0.47        1.32       3.14
                                                                 --------      --------   --------    --------   --------
Total income (loss) from investment operations ..............        1.31          2.63       0.76        1.61       3.35
                                                                 --------      --------   --------    --------   --------
LESS DISTRIBUTIONS:
   Dividends from net investment income .....................       (0.11)        (0.34)     (0.29)      (0.28)     (0.21)
   Tax return of capital ....................................          --            --      0.00(B)        --         --
                                                                 --------      --------   --------    --------   --------
Total distributions .........................................       (0.11)        (0.34)     (0.29)      (0.28)     (0.21)
                                                                 --------      --------   --------    --------   --------
NET ASSET VALUE, END OF PERIOD ..............................    $  20.39      $  19.19   $  16.90    $  16.43   $  15.10
                                                                 ========      ========   ========    ========   ========
TOTAL RETURN ................................................        6.86%(C)     15.69%      4.74%      10.76%     28.26%
                                                                 ========      ========   ========    ========   ========
RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) .................    $236,589      $223,008   $225,857    $244,668   $245,251
   Ratios to average net assets (annualized):(A)
      Net investment income, net of waivers .................        1.87%         1.85%      1.75%       1.85%      1.63%
      Net investment income, before waivers .................        1.87%         1.85%      1.75%       1.85%      1.63%
      Expenses, including expenses of the master portfolio,
         net of waivers .....................................        0.13%         0.14%      0.13%       0.17%      0.14%
      Expenses, including expenses of the master portfolio,
         before waivers .....................................        0.13%         0.14%      0.13%       0.17%      0.14%

----------
(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the State Street Equity 500 Index Portfolio.

(B) The tax return of capital is calculated based upon outstanding shares at the time of distribution. Amounts are less than $0.01 per share.

(C)  Not annualized.


                                       18

<PG$PCN,021000000>

                                   PlanAhead Class
--------   ---------------------------------------------------------------
            Six Months                Year Ended December 31,
            ended June   -------------------------------------------------
  2002       30, 2007      2006      2005        2004      2003      2002
--------   -----------   -------   -------     -------   -------   -------
           (unaudited)
$  15.62   $ 18.97       $ 16.69   $ 16.23     $ 14.96   $ 11.85   $ 15.49
--------   -------       -------   -------     -------   -------   -------
    0.20      0.34          0.17      0.21        0.21      0.15      0.14
   (3.66)     0.93          2.33      0.48        1.31      3.12     (3.64)
--------   -------       -------   -------     -------   -------   -------
   (3.46)     1.27          2.50      0.69        1.52      3.27     (3.50)
--------   -------       -------   -------     -------   -------   -------
   (0.20)    (0.09)        (0.22)    (0.23)      (0.25)    (0.16)    (0.14)
      --        --            --      0.00(B)        --        --        --
--------   -------       -------   -------     -------   -------   -------
   (0.20)    (0.09)        (0.22)    (0.23)      (0.25)    (0.16)    (0.14)
--------   -------       -------   -------     -------   -------   -------
$  11.96   $ 20.15       $ 18.97   $ 16.69     $ 16.23   $ 14.96   $ 11.85
========   =======       =======   =======     =======   =======   =======
  -22.27%     6.65%(C)     15.09%     4.32%      10.21%    27.65%   -22.59%
========   =======       =======   =======     =======   =======   =======
$195,368   $19,381       $16,056   $48,985     $46,344   $34,729   $24,885
    1.47%     1.35%         1.37%     1.28%       1.43%     1.16%     1.06%
    1.47%     0.58%         1.37%     1.28%       1.43%     1.15%     0.98%
    0.14%     0.63%         0.61%     0.61%       0.62%     0.63%     0.55%
    0.14%     0.63%         0.61%     0.61%       0.62%     0.64%     0.63%


                                       19

<PG$PCN,022000000>

AMERICAN BEACON SMALL CAP INDEX FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)

                                                                                       Institutional Class
                                                                -----------------------------------------------------------------
                                                                 Six Months                 Year Ended December 31,
                                                                 ended June   ---------------------------------------------------
                                                                  30, 2007      2006       2005         2004      2003     2002
                                                                -----------   --------   -------      -------   -------   -------
                                                                (unaudited)
NET ASSET VALUE, BEGINNING OF PERIOD ........................   $ 14.89       $  12.78   $ 12.57      $ 11.27   $  7.70   $  9.79
                                                                -------       --------   -------      -------   -------   -------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(A) .................................      0.16           0.17      0.16         0.14      0.04      0.11
   Net gain (loss) on investments, foreign
      currency and futures transactions (both
      realized and unrealized) ..............................      0.83           2.11      0.42         1.87      3.57     (2.10)
                                                                -------       --------   -------      -------   -------   -------
Total income (loss) from investment operations ..............      0.99           2.28      0.58         2.01      3.61     (1.99)
                                                                -------       --------   -------      -------   -------   -------
LESS DISTRIBUTIONS:
   Dividends from net investment income .....................        --          (0.17)    (0.17)       (0.13)    (0.04)    (0.10)
   Distributions from net realized gains on investments .....        --             --     (0.15)       (0.58)       --        --
   Tax return of capital ....................................        --             --     (0.05)(B)       --        --        --
                                                                -------       --------   -------      -------   -------   -------
Total distributions .........................................        --          (0.17)    (0.37)       (0.71)    (0.04)    (0.10)
                                                                -------       --------   -------      -------   -------   -------
NET ASSET VALUE, END OF PERIOD ..............................   $ 15.88       $  14.89   $ 12.78      $ 12.57   $ 11.27   $  7.70
                                                                =======       ========   =======      =======   =======   =======
TOTAL RETURN ................................................      6.65%(C)      17.85%     4.51%       17.91%    46.90%   -20.37%
                                                                =======       ========   =======      =======   =======   =======
RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) .................   $66,773       $151,878   $46,113      $39,196   $67,756   $11,227
   Ratios to average net assets (annualized):(A)
      Net investment income .................................      1.38%          1.49%     1.12%        0.90%     1.04%     1.13%
      Expenses, including expenses of the master portfolio ..      0.19%          0.18%     0.18%        0.22%     0.24%     0.20%

----------
(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the Master Small Cap Index Series.

(B) The tax return of capital is calculated based upon outstanding shares at the time of distribution.

(C)  Not annualized.


                                       20

<PG$PCN,023000000>

AMERICAN BEACON INTERNATIONAL EQUITY INDEX FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)

                                                                                        Institutional Class
                                                                ------------------------------------------------------------------
                                                                 Six Months                  Year Ended December 31,
                                                                 ended June   ----------------------------------------------------
                                                                  30, 2007      2006       2005         2004      2003      2002
                                                                -----------   --------   -------      -------   -------   --------
                                                                (unaudited)
NET ASSET VALUE, BEGINNING OF PERIOD ........................   $  12.76      $  10.33   $  9.39      $  8.01   $  5.86   $   7.07
                                                                --------      --------   -------      -------   -------   --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income(A) .................................       0.26          0.23      0.21         0.17      0.14       0.11
   Net gain (loss) on investments, foreign
      currency and futures transactions (both
      realized and unrealized) ..............................       1.10          2.50      1.06         1.44      2.13      (1.23)
                                                                --------      --------   -------      -------   -------   --------
Total income (loss) from investment operations ..............       1.36          2.73      1.27         1.61      2.27      (1.12)
                                                                --------      --------   -------      -------   -------   --------
LESS DISTRIBUTIONS:
   Dividends from net investment income .....................         --         (0.23)    (0.24)       (0.23)    (0.12)     (0.09)
   Distributions from net realized gains on investments .....         --         (0.07)       --           --        --         --
   Tax return of capital ....................................         --            --     (0.09)(B)       --        --         --
                                                                --------      --------   -------      -------   -------   --------
Total distributions .........................................         --         (0.30)    (0.33)       (0.23)    (0.12)     (0.09)
                                                                --------      --------   -------      -------   -------   --------
NET ASSET VALUE, END OF PERIOD ..............................   $  14.12      $  12.76   $ 10.33      $  9.39   $  8.01   $   5.86
                                                                ========      ========   =======      =======   =======   ========
TOTAL RETURN ................................................      10.66%(C)     26.52%    13.58%       20.12%    38.87%    -15.65%
                                                                ========      ========   =======      =======   =======   ========
RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) .................   $381,860      $162,113   $90,200      $23,156   $10,043   $  4,912
   Ratios to average net assets (annualized):(A)
      Net investment income .................................       3.94%         2.44%     2.49%        2.16%     2.71%      1.97%
      Expenses, including expenses of the master portfolio ..       0.19%         0.22%     0.23%        0.26%     0.31%      0.25%

----------
(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the Master International Index Series.

(B) The tax return of capital is calculated based upon outstanding shares at the time of distribution.

(C)  Not annualized.


                                       21
<PG$PCN,024000000>

STATE STREET EQUITY 500 INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS
JUNE 30, 2007 (UNAUDITED)

                                                                        MARKET
                                                                         VALUE
                                                            SHARES      (000)
                                                          ---------   ----------
COMMON STOCKS -- 97.8%
CONSUMER DISCRETIONARY --10.3%
Abercrombie & Fitch Co.                                      17,968   $    1,311
Amazon.Com, Inc. (a)                                         62,212        4,256
Apollo Group, Inc. Class A (a)                               29,068        1,698
AutoNation, Inc. (a)                                         30,992          695
AutoZone, Inc. (a)                                            9,180        1,254
Bed Bath & Beyond, Inc. (a)                                  55,467        1,996
Best Buy Co., Inc.                                           82,076        3,830
Big Lots, Inc. (a)                                           22,762          670
Black & Decker Corp.                                         13,556        1,197
Brunswick Corp.                                              19,033          621
Carnival Corp.                                               89,754        4,377
CBS Corp. Class B                                           146,179        4,871
Centex Corp.                                                 24,662          989
Circuit City Stores, Inc.                                    29,424          444
Citadel Broadcasting Corp.                                    3,251           21
Clear Channel Communications, Inc.                           99,109        3,748
Coach, Inc. (a)                                              73,865        3,500
Comcast Corp. Class A (a)                                   621,038       17,464
D.R. Horton, Inc.                                            54,763        1,091
Darden Restaurants, Inc.                                     29,106        1,280
Dillard's, Inc. Class A                                      12,590          452
DIRECTV Group, Inc. (a)                                     154,582        3,572
Dollar General Corp.                                         64,764        1,420
Dow Jones & Co., Inc.                                        13,543          778
Eastman Kodak Co.                                            59,594        1,659
eBay, Inc. (a)                                              228,599        7,356
EW Scripps Co. Class A                                       17,240          788
Family Dollar Stores, Inc.                                   31,412        1,078
Federated Department Stores, Inc.                            91,734        3,649
Ford Motor Co.                                              380,839        3,588
Fortune Brands, Inc.                                         29,847        2,459
Gannett Co., Inc.                                            46,671        2,565
Gap, Inc.                                                   108,086        2,064
General Motors Corp.                                        111,466        4,213
Genuine Parts Co.                                            34,965        1,734
Goodyear Tire & Rubber Co. (a)                               36,774        1,278
H&R Block, Inc.                                              65,556        1,532
Harley-Davidson, Inc.                                        50,693        3,022
Harman International Industries, Inc.                        13,518        1,579
Harrah's Entertainment, Inc.                                 37,162        3,168
Hasbro, Inc.                                                 33,001        1,037
Hilton Hotels Corp.                                          76,361        2,556
Home Depot, Inc.                                            394,424       15,521
Host Hotels & Resorts, Inc.                                 106,440        2,461
International Game Technology                                66,380        2,635
Interpublic Group of Cos., Inc. (a)                          96,155        1,096
JC Penney & Co., Inc.                                        45,541        3,296
Johnson Controls, Inc.                                       39,671        4,593
Jones Apparel Group, Inc.                                    21,438          606

                                                                        MARKET
                                                                         VALUE
                                                            SHARES      (000)
                                                          ---------   ----------
KB HOME                                                      15,150   $      596
Kohl's Corp. (a)                                             63,936        4,541
Leggett & Platt, Inc.                                        35,226          777
Lennar Corp. Class A                                         28,603        1,046
Limited Brands                                               70,205        1,927
Liz Claibome, Inc.                                           21,298          794
Lowe's Cos., Inc.                                           303,360        9,310
Marriot International, Inc. Class A                          64,846        2,804
Mattel, Inc.                                                 80,655        2,040
McDonald's Corp.                                            240,039       12,184
McGraw-Hill, Inc.                                            68,066        4,634
Meredith Corp.                                                8,079          498
New York Times Co. Class A                                   29,823          758
Newell Rubbermaid, Inc.                                      56,935        1,676
News Corp. Class A                                          467,500        9,916
NIKE, Inc. Class B                                           76,244        4,444
Nordstrom, Inc.                                              44,751        2,288
Office Depot, Inc. (a)                                       56,890        1,724
OfficeMax, Inc.                                              15,495          609
Omnicom Group, Inc.                                          66,656        3,527
Polo Ralph Lauren Corp.                                      12,304        1,207
Pulte Homes, Inc.                                            43,857          985
Radioshack Corp.                                             28,165          933
Sears Holdings Corp. (a)                                     16,315        2,765
Sherwin-Williams Co.                                         21,092        1,402
Snap-On, Inc.                                                12,096          611
Stanley Works                                                16,880        1,025
Staples, Inc.                                               145,213        3,446
Starbucks Corp. (a)                                         146,505        3,844
Starwood Hotels & Resorts
   Worldwide, Inc.                                           42,240        2,833
Target Corp.                                                171,207       10,889
Tiffany & Co.                                                28,084        1,490
Time Warner, Inc.                                           761,827       16,029
TJX Cos., Inc.                                               92,681        2,549
Tribune Co.                                                  17,026          501
V.F. Corp.                                                   17,300        1,584
Viacom, Inc. Class B (a)                                    137,461        5,723
Walt Disney Co.                                             395,717       13,510
Wendy's International, Inc.                                  17,426          640
Whirlpool Corp.                                              15,833        1,761
Wyndham Worldwide Corp. (a)                                  35,125        1,274
Yum! Brands, Inc.                                           105,270        3,444
                                                                      ----------
                                                                         281,606
                                                                      ----------
CONSUMER STAPLES -- 9.1%
Altria Group, Inc.                                          420,867       29,520
Anheuser-Busch Cos., Inc.                                   153,484        8,006
Archer-Daniels-Midland Co.                                  131,829        4,362
Avon Products, Inc.                                          89,296        3,282
Brown-Forman Corp. Class B                                   16,341        1,194
Campbell Soup Co.                                            44,856        1,741
Clorox Co.                                                   31,063        1,929
Coca-Cola Co.                                               402,502       21,055
Coca-Cola Enterprises, Inc.                                  57,499        1,380

                        See notes to financial statements

<PG$PCN,025000000>

STATE STREET EQUITY 500 INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS
JUNE 30, 2007 (UNAUDITED)

                                                                        MARKET
                                                                         VALUE
                                                            SHARES       (000)
                                                          ---------   ----------
CONSUMER STAPLES -- (CONTINUED)
Colgate-Palmolive Co.                                       102,023   $    6,616
ConAgra Foods, Inc.                                          99,003        2,659
Constellation Brands, Inc. Class A (a)                       38,122          926
Costco Wholesale Corp.                                       90,679        5,307
CVS Corp.                                                   307,120       11,194
Dean Foods Co. (a)                                           25,866          824
Estee Lauder Cos, Inc. Class A                               23,812        1,084
General Mills, Inc.                                          69,037        4,033
H.J. Heinz Co.                                               65,954        3,131
Hershey Foods Corp.                                          33,366        1,689
Kellogg Co.                                                  51,066        2,645
Kimberly-Clark Corp.                                         90,686        6,066
Kraft Foods, Inc.                                           322,401       11,365
Kroger Co.                                                  141,594        3,983
McCormick & Co., Inc.                                        25,963          991
Molson Coors Brewing Co., Class B                             9,447          873
Pepsi Bottling Group, Inc.                                   27,090          912
PepsiCo, Inc.                                               327,327       21,227
Procter & Gamble Co.                                        631,273       38,628
Reynolds American, Inc.                                      34,855        2,273
Safeway, Inc.                                                86,702        2,950
Sara Lee Corp,                                              148,645        2,586
SuperValu, Inc.                                              41,934        1,942
Sysco Corp.                                                 123,421        4,072
Tyson Foods, Inc., Class A                                   52,309        1,205
UST Corp.                                                    32,960        1,770
Wal-Mart Stores, Inc.                                       487,134       23,436
Walgreen Co.                                                199,284        8,677
Whole Foods Market, Inc.                                     28,605        1,096
Wrigley Wm, Jr. Co.                                          42,241        2,336
                                                                      ----------
                                                                         248,965
                                                                      ----------
ENERGY --10.3%
Anadarko Petroleum Corp.                                     93,562        4,864
Apache Corp.                                                 66,938        5,461
Baker Hughes, Inc.                                           64,253        5,406
BJ Services Co.                                              60,161        1,711
Chesapeake Energy Corp.                                      83,052        2,874
Chevron Texaco Corp.                                        431,562       36,355
ConocoPhillips                                              326,980       25,668
Devon Energy Corp.                                           88,290        6,912
El Paso Corp.                                               142,038        2,447
ENSCO International, Inc.                                    30,760        1,877
EOG Resources, Inc.                                          49,439        3,612
ExxonMobil Corp.                                          1,128,765       94,681
Halliburton Co.                                             183,720        6,338
Hess Corp.                                                   53,187        3,136
Marathon Oil Corp.                                          136,639        8,193
Murphy Oil Corp.                                             38,497        2,288
Nabors Industries, Ltd. (a)                                  57,066        1,905
National Oilwell Varco, Inc. (a)                             35,561        3,707
Noble Corp.                                                  26,379        2,573
Occidental Petroleum Corp.                                  166,901        9,660

                                                                        MARKET
                                                                         VALUE
                                                            SHARES       (000)
                                                          ---------   ----------
Rowan Cos., Inc.                                             22,960   $      941
Schlumberger, Ltd.                                          235,434       19,998
Smith International, Inc.                                    40,947        2,401
Sunoco, Inc.                                                 24,942        1,987
Transocean, Inc. (a)                                         58,106        6,158
Valero Energy Corp.                                         110,546        8,165
Weatherford International Ltd. (a)                           66,724        3,686
Williams Cos., Inc.                                         121,119        3,830
XTO Energy, Inc.                                             75,963        4,565
                                                                      ----------
                                                                         281,399
                                                                      ----------
FINANCIALS -- 20.5%
ACE, Ltd.                                                    65,299        4,082
AFLAC, Inc.                                                  97,052        4,988
Allstate Corp.                                              120,863        7,434
Ambac Financial Group, Inc.                                  20,719        1,806
American Express Co.                                        238,051       14,564
American International Group, Inc.                          520,393       36,443
Ameriprise Financial, Inc.                                   48,098        3,058
AON Corp.                                                    58,523        2,494
Apartment Investment & Management Co. Class A                19,984        1,008
Archstone-Smith Trust                                        43,300        2,559
Assurant, Inc.                                               16,894          995
AvalonBay Communities, Inc.                                  16,308        1,939
Bank of America Corp.                                       888,598       43,444
Bank of New York Co., Inc.                                  150,074        6,219
BB&T Corp.                                                  107,292        4,365
Bear Steams Cos., Inc.                                       23,904        3,347
Boston Properties, Inc.                                      23,315        2,381
Capital One Financial Corp.                                  82,500        6,471
CB Richard Ellis Group, Inc. Class A (a)                     38,377        1,401
Charles Schwab Corp.                                        203,287        4,171
Chicago Mercantile Exchange Holdings, Inc.                    7,088        3,788
Chubb Corp.                                                  79,482        4,303
Cincinnati Financial Corp.                                   35,173        1,527
CIT Group, INC.                                              39,188        2,149
Citigroup, Inc.                                             990,655       50,812
Comerica, Inc.                                               31,970        1,901
Commerce Bancorp, Inc.                                       38,888        1,438
Compass Bancshares, Inc.                                     26,546        1,831
Countrywide Financial Corp.                                 119,222        4,334
Developers Diversified Realty Corp.                          25,878        1,364
E*Trade Financial Corp. (a)                                  87,673        1,937
Equity Residential                                           57,810        2,638
Fannie Mae                                                  193,026       12,610
Federal Home Loan Mortgage Corp.                            131,778        7,999
Federated Investors, Inc. Class B                            18,710          717

                        See notes to financial statements

<PG$PCN,026000000>
STATE STREET EQUITY 500 INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS
JUNE 30, 2007 (UNAUDITED)

                                                                        MARKET
                                                                         VALUE
                                                            SHARES       (000)
                                                          ---------   ----------
FINANCIALS -- (CONTINUED)
Fidelity National Information Services, Inc.                 33,590   $    1,823
Fifth Third Bancorp                                         110,120        4,379
First Horizon National Corp.                                 25,778        1,005
Franklin Resources, Inc.                                     33,138        4,390
General Growth Properties, Inc.                              49,200        2,605
Genworth Financial, Inc. Class A                             82,313        2,832
Goldman Sachs Group, Inc.                                    82,179       17,812
Hartford Financial Services Group, Inc.                      63,658        6,271
Hudson City Bancorp, Inc.                                   101,557        1,241
Huntington Bancshares, Inc.                                  73,381        1,669
J.P. Morgan Chase & Co.                                     683,768       33,129
Janus Capital Group, Inc.                                    39,115        1,089
KeyCorp                                                      77,804        2,671
Kimco Realty Corp.                                           45,938        1,749
Legg Mason, Inc.                                             26,743        2,631
Lehman Brothers Holdings, Inc.                              104,674        7,800
Lincoln National Corp.                                       53,551        3,799
Loews Corp.                                                  90,370        4,607
M & T Bank Corp.                                             15,577        1,665
Marsh & McLennan Cos., Inc.                                 112,397        3,471
Marshall & Ilsley Corp.                                      50,056        2,384
MBIA, Inc.                                                   25,381        1,579
Mellon Financial Corp.                                       82,999        3,652
Merrill Lynch & Co., Inc.                                   174,966       14,624
MetLife, Inc.                                               147,901        9,537
MGIC Investment Corp.                                        17,204          978
Moody's Corp.                                                46,079        2,866
Morgan Stanley                                              210,637       17,668
National City Corp.                                         115,690        3,855
Northern Trust Corp.                                         36,975        2,375
Plum Creek Timber Co., Inc.                                  36,715        1,530
PNC Financial Services Group, Inc.                           70,027        5,013
Principal Financial Group, Inc.                              53,345        3,109
Progressive Corp.                                           148,429        3,552
ProLogis                                                     50,990        2,901
Prudential Financial, Inc.                                   93,249        9,067
Public Storage, Inc.                                         24,979        1,919
Regions Financial Corp.                                     141,629        4,688
SAFECO Corp.                                                 21,816        1,358
Simon Property Group, Inc.                                   44,342        4,126
SLM Corp.                                                    82,235        4,735
Sovereign Bancorp, Inc.                                      74,062        1,566
State Street Corp. (b)                                       79,755        5,455
SunTrust Banks, Inc.                                         70,517        6,046
Synovus Financial Corp.                                      63,785        1,958
T. Rowe Price Group, Inc.                                    52,100        2,703
Torchmark Corp.                                              18,352        1,230
Travelers Cos, Inc.                                         134,350        7,188
U.S. Bancorp                                                349,394       11,513

                                                                        MARKET
                                                                         VALUE
                                                            SHARES      (000)
                                                          ---------   ----------
UnumProvident Corp.                                          70,272   $    1,835
Vornado Realty Trust                                         25,663        2,819
Wachovia Corp.                                              382,551       19,606
Washington Mutual, Inc.                                     176,813        7,539
Wells Fargo Co.                                             671,168       23,605
Western Union Co.                                           154,006        3,208
XL Capital, Ltd. Class A                                     35,985        3,033
Zions Bancorp                                                22,548        1,734
                                                                      ----------
                                                                         561,709
                                                                      ----------
HEALTHCARE -- 11.3%
Abbott Laboratories                                         308,173       16,503
Aetna, Inc.                                                 104,478        5,161
Allergan, Inc.                                               60,720        3,500
AmerisourceBergen Corp.                                      38,733        1,916
Amgen, Inc. (a)                                             232,946       12,880
Applera Corp. - Applied Biosystems Group                     37,974        1,160
Barr Pharmaceuticals, Inc. (a)                               22,041        1,107
Bausch & Lomb, Inc.                                          11,192          777
Baxter International, Inc.                                  129,248        7,282
Becton, Dickinson & Co.                                      48,231        3,593
Biogen Idec, Inc. (a)                                        68,259        3,652
Biomet, Inc.                                                 49,805        2,277
Boston Scientific Corp, (a)                                 239,920        3,680
Bristol-Myers Squibb Co.                                    395,541       12,483
C.R. Bard, Inc.                                              21,057        1,740
Cardinal Health, Inc.                                        77,324        5,462
Celgene Corp. (a)                                            76,266        4,372
CIGNA Corp.                                                  57,603        3,008
Coventry Health Care, Inc. (a)                               30,418        1,754
Eli Lilly & Co.                                             196,716       10,993
Express Scripts, Inc. (a)                                    53,300        2,666
Forest Laboratories, Inc. (a)                                63,392        2,894
Genzyme Corp. (a)                                            53,296        3,432
Gilead Sciences, Inc. (a)                                   184,760        7,163
Hospira, Inc. (a)                                            32,361        1,263
Humana, Inc. (a)                                             34,211        2,084
IMS Health, Inc.                                             39,562        1,271
Johnson & Johnson                                           579,829       35,729
King Pharmaceuticals, Inc. (a)                               50,479        1,033
Laboratory Corp. of America Holdings (a)                     23,679        1,853
Manor Care, Inc.                                             14,550          950
McKesson Corp.                                               58,326        3,479
Medco Health Solutions, Inc. (a)                             56,280        4,389
Medtronic, Inc.                                             229,638       11,909
Merck & Co., Inc.                                           432,929       21,560
Millipore Corp. (a)                                          11,096          833
Mylan Laboratories Inc.                                      50,291          915
Patterson Cos., Inc. (a)                                     28,798        1,073
Pfizer, Inc.                                              1,404,988       35,926
Quest Diagnostics, Inc.                                      32,622        1,685
Schering-Plough Corp.                                       299,793        9,126
St. Jude Medical, Inc. (a)                                   67,700        2,809

                        See notes to financial statements

<PG$PCN,027000000>
STATE STREET EQUITY 500 INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS
JUNE 30, 2007 (UNAUDITED)

                                                                        MARKET
                                                                         VALUE
                                                            SHARES       (000)
                                                          ---------   ----------
HEALTH CARE -- (CONTINUED)
Stryker Corp.                                                58,889   $    3,715
Tenet Healthcare Corp. (a)                                   97,769          636
Thermo Electron Corp. (a)                                    83,180        4,302
UnitedHealth Group, Inc.                                    267,658       13,688
Varian Medical Systems, Inc. (a)                             26,073        1,108
Watson Pharmaceuticals, Inc. (a)                             21,553          701
Wellpoint, Inc. (a)                                         122,052        9,743
Wyeth                                                       268,757       15,411
Zimmer Holdings, Inc. (a)                                    46,854        3,977
                                                                      ----------
                                                                         310,623
                                                                      ----------
INDUSTRIALS -- 11.2%
3M Co.                                                      144,762       12,564
Allied Waste Industries, Inc. (a)                            52,668          709
American Standard Cos., Inc.                                 35,873        2,116
Avery Dennison Corp.                                         18,781        1,249
Boeing Co.                                                  157,581       15,153
Burlington Northern Santa Fe Corp.                           71,276        6,068
Caterpillar, Inc.                                           128,707       10,078
CH Robinson Worldwide, Inc.                                  35,545        1,867
Cintas Corp.                                                 28,292        1,116
Cooper Industries, Ltd.                                      37,463        2,139
CSX Corp.                                                    86,266        3,889
Cummins, Inc.                                                21,304        2,156
Danaher Corp.                                                47,929        3,619
Deere & Co.                                                  45,011        5,435
Domtar Corp. (a)(c)                                              11            0
Dover Corp.                                                  42,036        2,150
Eaton Corp.                                                  29,664        2,759
Emerson Electric Co.                                        158,691        7,427
Equifax, Inc.                                                25,928        1,152
FedEx Corp.                                                  61,080        6,778
Fluor Corp.                                                  18,030        2,008
General Dynamics Corp.                                       81,517        6,376
General Electric Co.                                      2,061,275       78,906
Goodrich Co.                                                 25,914        1,543
Honeywell International, Inc.                               156,653        8,816
Illinois Tool Works, Inc.                                    82,716        4,482
Ingersoll-Rand Co. Class A                                   59,524        3,263
ITT Industries, Inc.                                         36,449        2,489
L-3 Communications Holdings, Inc.                            25,371        2,471
Lockheed Martin Corp.                                        70,511        6,637
Masco Corp.                                                  75,908        2,161
Monster Worldwide, Inc. (a)                                  26,635        1,095
Norfolk Southern Corp.                                       78,545        4,129
Northrop Grumman Corp.                                       69,403        5,404
PACCAR, Inc.                                                 49,138        4,277
Pall Corp.                                                   25,444        1,170
Parker-Hannifin Corp.                                        23,146        2,266
Pitney Bowes, Inc.                                           44,710        2,093

                                                                        MARKET
                                                                         VALUE
                                                            SHARES      (000)
                                                          ---------   ----------
Precision Castparts Corp.                                    27,733   $    3,366
R.R. Donnelley & Sons Co.                                    44,044        1,916
Raytheon Co.                                                 88,385        4,763
Robert Half International, Inc.                              34,790        1,270
Rockwell Automation, Inc.                                    31,718        2,202
Rockwell Collins, Inc.                                       32,802        2,317
Ryder Systems, Inc.                                          12,618          679
Southwest Airlines Co.                                      152,983        2,281
Terex Corp. (a)                                              21,093        1,715
Textron, Inc.                                                25,544        2,813
Tyco International, Ltd.                                    394,492       13,330
Union Pacific Corp.                                          53,823        6,198
United Parcel Service, Inc. Class B                         212,895       15,541
United Technologies Corp.                                   198,704       14,094
W.W. Grainger, Inc.                                          14,510        1,350
Waste Management, Inc.                                      103,974        4,060
                                                                      ----------
                                                                         305,905
                                                                      ----------
INFORMATION TECHNOLOGY -- 14.7%
Adobe Systems, Inc. (a)                                     118,964        4,776
Advanced Micro Devices, Inc. (a)                            111,815        1,599
Affiliated Computer Services, Inc. Class A (a)               19,803        1,123
Agilent Technologies, Inc. (a)                               78,002        2,998
Altera Corp.                                                 73,156        1,619
Analog Devices, Inc.                                         65,749        2,475
Apple Computer, Inc. (a)                                    173,850       21,217
Applied Materials, Inc.                                     277,682        5,518
Autodesk, Inc. (a)                                           47,540        2,238
Automatic Data Processing, Inc.                             109,180        5,292
Avaya, Inc. (a)                                              87,050        1,466
BMC Software, Inc. (a)                                       40,985        1,242
Broadcom Corp. Class A (a)                                   93,725        2,741
CA, Inc.                                                     84,371        2,179
CIENA Corp. (a)                                              17,644          637
Cisco Systems, Inc. (a)                                   1,215,336       33,847
Citrix Systems, Inc. (a)                                     37,473        1,262
Cognizant Technology Solutions Corp. Class A (a)             29,295        2,200
Computer Sciences Corp. (a)                                  35,540        2,102
Compuware Corp. (a)                                          55,966          664
Convergys Corp. (a)                                          28,608          693
Corning, Inc. (a)                                           315,821        8,069
Dell, Inc. (a)                                              452,998       12,933
Electronic Arts, Inc. (a)                                    61,035        2,888
Electronic Data Systems Corp.                               101,195        2,806
EMC Corp. (a)                                               423,883        7,672
First Data Corp.                                            152,248        4,974
Fiserv, Inc. (a)                                             34,824        1,978
Google, Inc. Class A (a)                                     43,842       22,946
Hewlett-Packard Co.                                         526,347       23,486
IAC (a)                                                      44,529        1,541
Intel Corp.                                               1,162,615       27,624

                        See notes to financial statements

<PG$PCN,028000000>
STATE STREET EQUITY 500 INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS
JUNE 30, 2007 (UNAUDITED)

                                                                        MARKET
                                                                         VALUE
                                                            SHARES       (000)
                                                          ---------   ----------
INFORMATION TECHNOLOGY -- (CONTINUED)
International Business Machines Corp.                       273,311   $   28,766
Intuit, Inc. (a)                                             70,239        2,113
Jabil Circuit, Inc.                                          38,313          846
Juniper Networks, Inc. (a)                                  111,786        2,814
KLA-Tencor Corp.                                             38,510        2,116
Lexmark International Group, Inc. Class A (a)                19,500          962
Linear Technology Corp.                                      51,047        1,847
LSI Logic Corp. (a)                                         158,096        1,187
Maxim Integrated Products, Inc.                              65,786        2,198
MEMC Electronic Materials, Inc. (a)                          45,701        2,793
Micron Technology, Inc. (a)                                 154,889        1,941
Microsoft Corp.                                           1,686,090       49,689
Molex, Inc.                                                  29,396          882
Motorola, Inc.                                              465,173        8,234
National Semiconductor Corp.                                 58,215        1,646
NCR Corp. (a)                                                36,427        1,914
Network Appliance, Inc. (a)                                  72,665        2,122
Novell, Inc. (a)                                             70,374          548
Novellus Systems, Inc. (a)                                   25,633          727
NVIDIA Corp. (a)                                             69,660        2,878
Oracle Corp. (a)                                            796,528       15,700
Paychex, Inc.                                                68,992        2,699
PerkinElmer, Inc.                                            25,526          665
QLogic Corp. (a)                                             32,708          545
QUALCOMM, Inc.                                              332,965       14,447
SanDisk Corp. (a)                                            46,706        2,286
Solectron Corp, (a)                                         189,755          698
Sun Microsystems, Inc. (a)                                  719,014        3,782
Symantec Corp. (a)                                          178,049        3,597
Tektronix, Inc.                                              17,074          576
Tellabs, Inc. (a)                                            87,077          937
Teradyne, Inc. (a)                                           39,375          692
Texas Instruments, Inc.                                     287,600       10,822
Unisys Corp. (a)                                             71,488          653
VeriSign, Inc. (a)                                           50,839        1,613
Waters Corp. (a)                                             21,019        1,248
Xerox Corp. (a)                                             189,335        3,499
Xilinx, Inc.                                                 59,910        1,604
Yahoo!, Inc. (a)                                            242,665        6,583
                                                                      ----------
                                                                         403,674
                                                                      ----------
MATERIALS -- 3.2%
Air Products & Chemicals, Inc.                               43,196        3,472
Alcoa, Inc.                                                 172,861        7,006
Allegheny Technologies, Inc.                                 20,893        2,191
Ashland, Inc.                                                10,958          701
Ball Corp.                                                   20,545        1,092
Bemis Co., Inc.                                              21,774          723
Consol Energy, Inc.                                          36,737        1,694
Dow Chemical Co.                                            190,941        8,443

                                                                        MARKET
                                                                         VALUE
                                                            SHARES       (000)
                                                          ---------   ----------
E.I Du Pont de Nemours & Co.                                184,120   $    9,361
Eastman Chemical Co.                                         17,106        1,100
Ecolab, Inc.                                                 36,565        1,561
Freeport-McMoRan Copper & Gold, Inc. Class B                 74,393        6,161
Hercules, Inc. (a)                                           23,605          464
International Flavors & Fragrances, Inc.                     16,168          843
International Paper Co.                                      87,485        3,416
MeadWestvaco Corp.                                           37,604        1,328
Monsanto Co.                                                107,954        7,291
Newmont Mining Corp.                                         88,998        3,476
Nucor Corp.                                                  60,165        3,529
Pactiv Corp. (a)                                             27,591          880
Peabody Energy Corp.                                         52,048        2,518
PPG Industries, Inc.                                         32,126        2,445
Praxair, Inc.                                                63,409        4,565
Rohm & Haas Co.                                              29,482        1,612
Sealed Air Corp.                                             33,377        1,035
Sigma-Aldrich Corp.                                          27,317        1,166
Temple-Inland, Inc.                                          21,386        1,316
United States Steel Corp.                                    23,224        2,526
Vulcan Materials Co.                                         19,491        2,233
Weyerhaeuser Co.                                             42,127        3,325
                                                                      ----------
                                                                          87,473
                                                                      ----------
TELECOMMUNICATION SERVICES -- 3.7%
ALLTEL Corp.                                                 69,403        4,688
AT&T, Inc.                                                1,234,806       51,244
CenturyTel, Inc.                                             22,933        1,125
Citizens Communications Co.                                  69,518        1,062
Embarq Corp.                                                 30,412        1,927
JDS Uniphase Corp. (a)                                       43,752          588
Qwest Communications International, Inc. (a)                308,851        2,996
Sprint Corp. (Fon Group)                                    579,048       11,992
Verizon Communications, Inc.                                581,637       23,946
Windstream Corp.                                             98,878        1,459
                                                                      ----------
                                                                         101,027
                                                                      ----------
UTILITIES --3.5%
AES Corp. (a)                                               133,637        2,924
Allegheny Energy, Inc. (a)                                   33,697        1,743
Ameren Corp.                                                 40,308        1,976
American Electric Power Co., Inc.                            80,381        3,620
CenterPoint Energy, Inc.                                     64,938        1,130
CMS Energy Corp.                                             46,141          794
Consolidated Edison, Inc.                                    50,471        2,277
Constellation Energy Group, Inc.                             36,543        3,185
Dominion Resources, Inc.                                     69,255        5,977
DTE Energy Co.                                               36,388        1,755
Duke Energy Corp.                                           251,870        4,609
Dynegy, Inc. (a)                                             82,789          782
Edison International                                         64,331        3,610

                        See notes to financial statements

<PG$PCN,029000000>
STATE STREET EQUITY 500 INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS
JUNE 30, 2007 (UNAUDITED)

                                                                        MARKET
                                                                         VALUE
                                                            SHARES      (000)
                                                          ---------   ----------
UTILITIES -- (CONTINUED)
Entergy Corp.                                                40,018   $    4,296
Exelon Corp.                                                133,510        9,693
FirstEnergy Corp.                                            61,294        3,968
FPL Group, Inc.                                              80,411        4,563
Integrys Energy Group, Inc.                                  15,378          780
KeySpan Corp.                                                36,347        1,526
Nicor, Inc.                                                   9,319          400
NiSource, Inc.                                               56,685        1,174
PG&E Corp.                                                   69,971        3,170
Pinnacle West Capital Corp.                                  20,748          827
PPL Corp.                                                    75,961        3,554
Progress Energy, Inc.                                        50,365        2,296
Public Service Enterprise Group, Inc.                        49,987        4,388
Questar Corp.                                                35,350        1,868
Sempra Energy                                                53,280        3,156
Southern Co.                                                148,478        5,091
Spectra Energy Corp.                                        127,058        3,298
TECO Energy, Inc.                                            43,371          745
TXU Corp.                                                    91,207        6,138
Xcel Energy, Inc.                                            83,653        1,712
                                                                      ----------
                                                                          97,025
                                                                      ----------
TOTAL COMMON STOCKS
   (Cost $1,593,337,921)                                               2,679,406
                                                                      ----------

                                                             PAR
                                                           AMOUNT
                                                            (000)
                                                          ---------
U.S. Government Securities -- 0.2%
United States Treasury Bill
   4.6% due 09/06/07 (d)(e)                                 $4,299         4,262
                                                                      ----------
TOTAL U.S. GOVERNMENT SECURITIES
   (Cost $4,261,836)                                                       4,262
                                                                      ----------

                                                           SHARES
                                                            (000)
                                                          ---------
MONEY MARKET FUNDS -- 1.5%
AIM Short Term Investment Prime Portfolio                   40,921    $   40,921
Federated Money Market Obligations Trust                       540           540
                                                                      ----------
TOTAL MONEY MARKET FUNDS
   (Cost $41,461,153)                                                     41,461
                                                                      ----------
TOTAL INVESTMENTS -- 99.5%
   (identified cost $1,639,060,910)                                   $2,725,129
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.5%                             13,046
                                                                      ----------
NET ASSETS -- 100.0%                                                  $2,738,175
                                                                      ==========

(a)  Non-income producing security.

(b)  Affiliated issuer. See table that follows for more information.

(c)  Amounts is less than $1,000.

(d)  Rate represents annualized yield at date of purchase.

(e) Security held as collateral in relation to initial margin requirements on futures contracts.

                        See notes to financial statements

<PG$PCN,030000000>
STATE STREET EQUITY 500 INDEX PORTFOLIO
PORTFOLIO OF INVESTMENTS
JUNE 30, 2007 (UNAUDITED)

                                                          NUMBER     UNREALIZED
                                                            OF      DEPRECIATION
                                                        CONTRACTS       (000)
                                                        ---------   ------------
Schedule of Futures Contracts
S&P 500 Financial Futures Contracts (long) Expiration
   Date 09/2007                                            770         $(324)
                                                                       -----
Total unrealized depreciation on open futures
   contracts purchased                                                 $(324)
                                                                       =====

AFFILIATE TABLE

                                                                                                      Realized
                                                                                     Income Earned      Gain
                      Number of    Shares purchased  Shares sold for   Number of   for the 6 Months  on shares
     Security        shares held   for the 6 Months    the 6 Months   shares held    ended 6/30/07      sold
    Description     at 12/31/2006    ended 6/30/07    ended 6/30/07    at 6/30/07        (000)         (000)
------------------  -------------  ----------------  ---------------  -----------  ----------------  ---------
State Street Corp.      69,744          17,100            7,089          79,755           $29           $139

                        See notes to financial statements


                                       28
<PG$PCN,031000000>

STATE STREET EQUITY 500 INDEX PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2007 (UNAUDITED) (AMOUNTS IN THOUSANDS)

ASSETS
Investments in unaffiliated issuers at market (identified cost
   $1,635,907) ....................................................   $2,719,674
Investments in non-controlled affiliates at market (identified cost
   $3,154) (Note 4) ...............................................        5,455
                                                                      ----------
                                                                       2,725,129
   Receivables:
      Investment securities sold ..................................       14,207
      Dividends and interest ......................................        3,151
                                                                      ----------
        TOTAL ASSETS ..............................................    2,742,487
                                                                      ----------
LIABILITIES
   Payables:
      Investment securities purchased .............................        4,137
      Daily variation margin on futures contracts .................           70
      Management fees (Note 4) ....................................          105
         TOTAL LIABILITIES ........................................        4,312
                                                                      ----------
NET ASSETS ........................................................   $2,738,175
                                                                      ==========

                        See notes to financial statements


                                       29

<PG$PCN,032000000>

STATE STREET EQUITY 500 INDEX PORTFOLIO
STATEMENT OF OPERATIONS
JUNE 30, 2007 (UNAUDITED) (AMOUNTS IN THOUSANDS)

INVESTMENT INCOME
   Dividend income - unaffiliated issuers ..................             $ 25,994
   Dividend income - non-controlled affiliated issuer ......                   29
   Interest ................................................                1,569
                                                                         --------
      TOTAL INVESTMENT INCOME ..............................               27,592
                                                                         --------
EXPENSES
   Management fees (Note 4) ................................   $   628
                                                               -------
      TOTAL EXPENSES .......................................                  628
                                                                         --------
NET INVESTMENT INCOME ......................................               26,964
                                                                         --------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on:
   Investments - unaffiliated issuers ......................    72,669
   Investments - non-controlled affiliated issuer ..........       139
   Futures contracts .......................................     2,479
                                                               -------   --------
                                                                           75,287
                                                                         --------
Net change in net unrealized appreciation (depreciation) on:
   Investments .............................................    85,942
   Futures contracts .......................................      (336)
                                                               -------
                                                                           85,606
                                                                         --------
Net realized and unrealized gain ...........................              160,893
                                                                         --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .......             $187,857
                                                                         ========

                        See notes to financial statements


                                       30

<PG$PCN,033000000>

STATE STREET EQUITY 500 INDEX PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS (AMOUNTS IN THOUSANDS)

                                                                    FOR THE
                                                                      SIX           FOR THE
                                                                  MONTHS ENDED    YEAR ENDED
                                                                 JUNE 30, 2007   DECEMBER 31,
                                                                  (UNAUDITED)        2006
                                                                 -------------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net Investment Income .....................................    $   26,964      $   49,532
   Net realized gain on investments and futures contracts ....        75,287           9,894
   Net change in net unrealized appreciation (depreciation) ..        85,606         318,596
                                                                  ----------      ----------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...       187,857         378,022
                                                                  ----------      ----------
CAPITAL TRANSACTIONS
   Proceeds from contributions ...............................       213,154         310,574
   Contributions in-kind .....................................            --           8,054
   Fair value of withdrawals .................................      (429,532)       (383,063)
                                                                  ----------      ----------
      NET DECREASE IN NET ASSETS FROM CAPITAL TRANSACTIONS ...      (216,378)        (64,435)
                                                                  ----------      ----------
TOTAL NET INCREASE (DECREASE) IN NET ASSETS ..................       (28,521)        313,587
NET ASSETS
Beginning of period ..........................................     2,766,696       2,453,109
                                                                  ----------      ----------
END OF PERIOD ................................................    $2,738,175      $2,766,696
                                                                  ==========      ==========

                        See notes to financial statements


                                       31

<PG$PCN,034000000>

STATE STREET EQUITY 500 INDEX PORTFOLIO
FINANCIAL HIGHLIGHTS

The following table includes selected supplemental data and ratios to average net assets:

                                   SIX MONTHS
                                      ENDED         YEAR         YEAR         YEAR         YEAR         YEAR
                                    6/30/2007       ENDED        ENDED        ENDED        ENDED        ENDED
                                   (UNAUDITED)   12/31/2006   12/31/2005   12/31/2004   12/31/2003   12/31/2002
                                   -----------   ----------   ----------   ----------   ----------   ----------
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (in
      thousands) ...............   $2,738,175    $2,766,696   $2,453,109   $2,767,467   $2,714,672   $1,992,548
Ratios to average net assets:
   Operating expenses ..........        0.045%+       0.045%       0.045%       0.045%       0.045%       0.045%
   Net investment income .......         1.98%+        1.94%        1.84%        1.97%        1.74%        1.57%
Portfolio turnover rate* .......            7%++         10%           8%           9%          12%          13%
Total return (a) ...............         6.95%++      15.75%        4.87%       10.86%       28.62%      -22.16%

----------
*    The portfolio turnover rate excludes in-kind security transactions.

+    Annualized

++   Not Annualized

(a) Results represent past performance and are not indicative of future results.

                        See notes to financial statements


                                       32
<PG$PCN,035000000>

STATE STREET EQUITY 500 INDEX PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2007 (UNAUDITED)

1. ORGANIZATION

          State Street Master Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and was organized as a business trust under the laws of The Commonwealth of Massachusetts on July 27, 1999. The Trust comprises nine investment portfolios: the State Street Equity 500 Index Portfolio, the State Street Equity 400 Index Portfolio, the State Street Equity 2000 Index Portfolio, the State Street Aggregate Bond Index Portfolio, the State Street Money Market Portfolio, the State Street Tax Free Money Market Portfolio, the State Street Tax Free Limited Duration Bond Portfolio, the State Street Limited Duration Bond Portfolio and the State Street U.S. Government Money Market Portfolio. Information presented in these financial statements pertains only to the State Street Equity 500 Index Portfolio (the "Portfolio"). At June 30, 2007, only the Portfolio, the State Street Money Market Portfolio, the State Street Tax Free Money Market Portfolio and the State Street Tax Free Limited Duration Bond Portfolio were in operation. The Portfolio is authorized to issue an unlimited number of nontransferable beneficial interests.

          The Portfolio's investment objective is to replicate, as closely as possible, before expenses, the performance of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500(R) Index"). The Portfolio uses a passive management strategy designed to track the performance of the S&P 500(R) Index. The S&P 500(R) Index is a well-known, unmanaged, stock index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States. There is no assurance that the Portfolio will achieve its objective.

2. SIGNIFICANT ACCOUNTING POLICIES

          The following is a summary of the significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Security valuation:

          The Portfolio's investments are valued each business day by independent pricing services. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price if no sale has occurred) on the primary market or exchange on which they trade. Investments in other mutual funds are valued at the net asset value per share. Fixed-income securities and options are valued on the basis of the closing bid price. Futures contracts are valued on the basis of the last sale price. Money market instruments maturing within 60 days of the valuation date are valued at amortized cost, a method by which each money market instrument is initially valued at cost, and thereafter a constant accretion or amortization of any discount or premium is recorded until maturity of the security. The Portfolio may value securities for which market quotations are not readily available at "fair value," as determined in good faith pursuant to procedures established by the Board of Trustees.

Securities transactions, investment income and expenses:

          Securities transactions are recorded on a trade date basis for financial statement purposes. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis and includes amortization of premium and accretion of discount on investments. Realized gains and losses from securities transactions are recorded on the basis of identified cost. Expenses are accrued daily based on average daily net assets.

          All of the net investment income and realized and unrealized gains and losses from the security transactions of the Portfolio are allocated pro rata among the partners in the Portfolio based on each partner's daily ownership percentage.


                                       33

<PG$PCN,036000000>

STATE STREET EQUITY 500 INDEX PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2007 (UNAUDITED)

Federal income taxes:

          The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains because it is treated as a partnership for federal income tax purposes. All interest, dividends, gains and losses of the Portfolio are deemed to have been "passed through" to the Portfolio's partners in proportion to their holdings in the Portfolio, regardless of whether such items have been distributed by the Portfolio. Each partner is responsible for tax liability based on its distributive share; therefore, no provision has been made for federal income taxes.

Futures:

          The Portfolio may enter into financial futures contracts as part of its strategy to track the performance of the S&P 500(R) Index. Upon entering into a futures contract, the Portfolio is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. The Portfolio recognizes a realized gain or loss when the contract is closed. The Portfolio voluntarily segregates securities in an amount equal to the outstanding value of the open futures contracts in accordance with Securities and Exchange Commission requirements.

          The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market.

          Use of Estimates: The Portfolio's financial statements are prepared in accordance with U.S. generally accepted accounting principles that require the use of management estimates. Actual results could differ from those estimates.

3. SECURITIES TRANSACTIONS

          For the six months ended June 30, 2007, purchases and sales of investment securities, excluding short-term investments, futures contracts, and in-kind contributions and withdrawals, aggregated to $181,886,420 and $350,888,232, respectively. The aggregate value of in-kind contributions was $0.

          At June 30, 2007, the book cost of investments was $1,639,060,910 which approximates cost computed on a federal tax basis. The aggregate gross unrealized appreciation and gross unrealized depreciation was $1,127,577,940 and $41,510,236, respectively, resulting in net appreciation of $1,086,067,704 for all securities as computed on a federal income tax basis.

          The differences between book and tax cost amounts are primarily due to wash sale loss deferrals.

4. RELATED PARTY FEES AND TRANSACTIONS

          The Portfolio has entered into an investment advisory agreement with SSgA Funds Management, Inc. ("SSgA FM" or the "Adviser"), a subsidiary of State Street Corp. and an affiliate of State Street Bank and Trust Company ("State Street"), under which SSgA FM directs the investments of the Portfolio in accordance with its investment objective, policies, and limitations. The Trust has contracted with State Street to provide custody, administration and transfer agent services to the Portfolio. In compensation for SSgA FM's services as investment adviser and for State Street's services as administrator, custodian and transfer agent (and for assuming ordinary operating expenses of the Portfolio, including ordinary legal, audit and trustees expense),


                                       34

<PG$PCN,037000000>

STATE STREET EQUITY 500 INDEX PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2007 (UNAUDITED)

State Street receives a unitary fee, calculated daily, at the annual rate of 0.045% of the Portfolio's average daily net assets.

          Certain investments made by the Portfolio were made in securities affiliated with State Street and SSgA FM. Investments in State Street Corp., the holding company of State Street, were made according to its representative portion of the S&P 500(R) Index. The market value of this investment at June 30, 2007 is listed in the Portfolio of Investments.

5. TRUSTEES' FEES

          Pursuant to certain agreements with State Street and its affiliates, each Independent Trustee receives for his or her services a $30,000 retainer in addition to $2,500 for each in-person meeting and $500 for each telephonic meeting from State Street or its affiliates.

6. INDEMNIFICATIONS

          The Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

7. NEW ACCOUNTING PRONOUNCEMENTS

          On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet a more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows implementing FIN 48 in portfolio NAV calculations as late as the Portfolio's last NAV calculation in the first required financial statement reporting period. As a result, the Portfolio has incorporated FIN 48 in its semi annual report at June 30, 2007. At this time, management has evaluated the implication of FIN 48 and there is no impact to the financial statements.

          In addition, in September 2006, Statement of Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have, if any, on the Portfolio's financial statement disclosures.


                                       35
<PG$PCN,038000000>

STATE STREET EQUITY 500 INDEX PORTFOLIO
GENERAL INFORMATION
JUNE 30, 2007 (UNAUDITED)

PROXY VOTING POLICIES AND PROCEDURES AND RECORD

     The Trust has adopted proxy voting procedures relating to portfolio securities held by the Portfolio. A description of the policies and procedures are available (i) without charge, upon request, by calling (877) 521-4083 or
(ii) on the website of the Securities and Exchange Commission (the "SEC") at www.sec.gov. Information on how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by August 31 (i) without charge, upon request, by (i) calling (877) 521-4083 or (ii) on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

     The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year (as of March and September of each year) on Form N-Q. The Trust's Forms N-Q are available on the SEC's website at www.sec.gov. The Trust's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling (877) 521-4083.

                                       36
<PG$PCN,039000000>

Summary Schedule of Investments                    MASTER SMALL CAP INDEX SERIES
as of June 30, 2007 (Unaudited)

This summary schedule of investments is presented to help investors focus on the Series' principal holdings. It includes the Series' 50 largest holdings and each investment of any issuer that exceeds 1% of the Series' net assets. "Other Securities" represent all issues not required to be disclosed under the rules adopted by the Securities and Exchange Commission. A complete schedule of investments is available without charge, upon request, by calling 800-441-7762 or on the Securities and Exchange Commission's Web site at http://www.sec.gov.

                                          SHARES                                                         PERCENT OF
INDUSTRY                                   HELD   COMMON STOCKS                                VALUE     NET ASSETS
--------                                 -------  ---------------------------------------  ------------  ----------
ADVERTISING AGENCIES                      43,380  ValueClick, Inc. (a)                     $  1,277,975      0.2%
                                                  Other Securities                            2,534,555      0.3
                                                                                           ------------     ----
                                                                                              3,812,530      0.5
AEROSPACE                                         Other Securities                            4,394,880      0.6
AGRICULTURE, FISHING & RANCHING                   Other Securities                              478,326      0.1
AIR TRANSPORT                                     Other Securities                            5,824,630      0.8
ALUMINUM                                          Other Securities                            1,045,607      0.1
AUTO PARTS: AFTER MARKET                          Other Securities                            1,053,865      0.1
AUTO PARTS: ORIGINAL EQUIPMENT            33,380  Lear Corp. (a)                              1,188,662      0.2
                                                  Other Securities                            3,146,789      0.4
                                                                                           ------------     ----
                                                                                              4,335,451      0.6
AUTO, TRUCKS & PARTS                              Other Securities                            1,513,121      0.2
BANKS: NEW YORK CITY                              Other Securities                              439,890      0.1
BANKS: OUTSIDE NEW YORK CITY                      Other Securities                           35,911,526      5.1
BEVERAGE: BREWERS (WINERIES)                      Other Securities                              220,360      0.0
BEVERAGE: SOFT DRINKS                             Other Securities                              781,587      0.1
BIOTECHNOLOGY RESEARCH & PRODUCTION       26,900  OSI Pharmaceuticals, Inc. (a)                 974,049      0.1
                                                  Other Securities                           15,302,071      2.2
                                                                                           ------------     ----
                                                                                             16,276,120      2.3
BUILDING: CEMENT                                  Other Securities                              128,612      0.0
BUILDING: HEATING & PLUMBING                      Other Securities                              348,549      0.0
BUILDING: MATERIALS                               Other Securities                            3,836,870      0.5
BUILDING: MISCELLANEOUS                           Other Securities                            1,206,526      0.2
BUILDING: ROOFING & WALLBOARD                     Other Securities                              378,027      0.1
CABLE TELEVISION SERVICES                         Other Securities                            1,026,185      0.1
CASINOS & GAMBLING                                Other Securities                            3,930,029      0.6
CHEMICALS                                 24,100  CF Industries Holdings, Inc.                1,443,349      0.2
                                          53,600  Hercules, Inc. (a)                          1,053,240      0.2
                                                  Other Securities                            7,780,378      1.1
                                                                                           ------------     ----
                                                                                             10,276,967      1.5
COAL                                              Other Securities                              931,209      0.1
COMMERCIAL INFORMATION SERVICES                   Other Securities                            1,724,243      0.2
COMMUNICATIONS & MEDIA                            Other Securities                              992,516      0.1
COMMUNICATIONS TECHNOLOGY                 13,472  Anixter International, Inc. (a)             1,013,229      0.1
                                          63,300  Foundry Networks, Inc. (a)                  1,054,578      0.2
                                                  Other Securities                           15,075,972      2.1
                                                                                           ------------     ----
                                                                                             17,143,779      2.4
COMPUTER SERVICES, SOFTWARE & SYSTEMS     13,500  Equinix, Inc. (a)(e)                        1,234,845      0.2
                                          18,798  Micros Systems, Inc. (a)                    1,022,611      0.1
                                          57,295  Nuance Communications, Inc. (a)               958,545      0.1
                                          52,660  Parametric Technology Corp. (a)             1,137,983      0.2
                                                  Other Securities                           28,170,836      4.0
                                                                                           ------------     ----
                                                                                             32,524,820      4.6


JUNE 30, 2007                                                                 37

<PG$PCN,040000000>

Summary Schedule of Investments (continued)        MASTER SMALL CAP INDEX SERIES

                                          SHARES                                                         PERCENT OF
INDUSTRY                                   HELD   COMMON STOCKS                                VALUE     NET ASSETS
--------                                 -------  ---------------------------------------  ------------  ----------
COMPUTER TECHNOLOGY                               Other Securities                         $  7,297,690      1.0%
CONSTRUCTION                              13,836  EMCOR Group, Inc. (a)                       1,008,644      0.1
                                          15,671  Granite Construction, Inc.                  1,005,765      0.1
                                          12,700  Washington Group International, Inc. (a)    1,016,127      0.2
                                                  Other Securities                              823,429      0.1
                                                                                           ------------     ----
                                                                                              3,853,965      0.5
CONSUMER ELECTRONICS                              Other Securities                            5,329,447      0.8
CONSUMER PRODUCTS                                 Other Securities                            4,536,670      0.6
CONTAINERS & PACKAGING: METALS & GLASS    30,200  AptarGroup, Inc.                            1,073,912      0.1
                                                  Other Securities                            1,913,039      0.3
                                                                                           ------------     ----
                                                                                              2,986,951      0.4
CONTAINERS & PACKAGING: PAPER & PLASTIC           Other Securities                              533,328      0.1
COPPER                                            Other Securities                              553,864      0.1
COSMETICS                                         Other Securities                            1,195,112      0.2
DIVERSIFIED FINANCIAL SERVICES                    Other Securities                            4,347,862      0.6
DIVERSIFIED MATERIALS & PROCESSING        19,360  Acuity Brands, Inc.                         1,167,021      0.2
                                                  Other Securities                            4,282,780      0.6
                                                                                           ------------     ----
                                                                                              5,449,801      0.8
DRUG & GROCERY STORE CHAINS                       Other Securities                            4,349,368      0.6
DRUGS & PHARMACEUTICALS                           Other Securities                           15,930,727      2.3
EDUCATION SERVICES                                Other Securities                            3,369,000      0.5
ELECTRICAL & ELECTRONICS                          Other Securities                            1,925,233      0.3
ELECTRICAL: EQUIPMENT & COMPONENTS        19,901  Baldor Electric Co.                           980,721      0.1
                                                  Other Securities                            5,414,399      0.8
                                                                                           ------------     ----
                                                                                              6,395,120      0.9
ELECTRICAL: HOUSEHOLD APPLIANCE                   Other Securities                              121,563      0.0
ELECTRONICS                               28,800  Flir Systems, Inc. (a)                      1,332,000      0.2
                                                  Other Securities                            3,828,510      0.5
                                                                                           ------------     ----
                                                                                              5,160,510      0.7
ELECTRONICS: INSTRUMENTS, GAUGES          14,002  Itron, Inc. (a)                             1,091,316      0.1
& METERS                                          Other Securities                              480,540      0.1
                                                                                           ------------     ----
                                                                                              1,571,856      0.2
ELECTRONICS: MEDICAL SYSTEMS              23,480  Hologic, Inc. (a)(e)                        1,298,679      0.2
                                          24,664  Illumina, Inc. (a)                          1,001,112      0.1
                                                  Other Securities                            4,804,491      0.7
                                                                                           ------------     ----
                                                                                              7,104,282      1.0
ELECTRONICS: SEMI-CONDUCTORS/            102,300  ON Semiconductor Corp. (a)                  1,096,656      0.2
COMPONENTS                                        Other Securities                           12,216,144      1.7
                                                                                           ------------     ----
                                                                                             13,312,800      1.9
ELECTRONICS: TECHNOLOGY                           Other Securities                            3,368,291      0.5
ENERGY MISCELLANEOUS                              Other Securities                            3,798,979      0.5
ENGINEERING & CONTRACTING SERVICES                Other Securities                            3,504,237      0.5
ENTERTAINMENT                             17,855  Gaylord Entertainment Co. (a)                 957,742      0.1
                                                  Other Securities                            1,464,958      0.2
                                                                                           ------------     ----
                                                                                              2,422,700      0.3
FERTILIZERS                               40,300  Terra Industries, Inc. (a)                  1,024,426      0.1
FINANCE COMPANIES                         16,600  International Securities Exchange, Inc.     1,084,810      0.1
                                                  Other Securities                            1,291,080      0.2
                                                                                           ------------     ----
                                                                                              2,375,890      0.3
FINANCE: SMALL LOAN                               Other Securities                              957,944      0.1


38                                                                 JUNE 30, 2007

<PG$PCN,041000000>

Summary Schedule of Investments (continued)        MASTER SMALL CAP INDEX SERIES

                                          SHARES                                                         PERCENT OF
INDUSTRY                                   HELD   COMMON STOCKS                                VALUE     NET ASSETS
--------                                 -------  ---------------------------------------  ------------  ----------
FINANCIAL DATA PROCESSING                 24,000  Deluxe Corp.                             $    974,640      0.2%
SERVICES & SYSTEMS                                Other Securities                            4,307,441      0.6
                                                                                           ------------     ----
                                                                                              5,282,081      0.8
FINANCIAL INFORMATION SERVICES                    Other Securities                            1,673,969      0.2
FINANCIAL MISCELLANEOUS                   28,736  Sotheby's Holdings, Inc. Class A            1,322,431      0.2
                                                  Other Securities                            4,897,432      0.7
                                                                                           ------------     ----
                                                                                              6,219,863      0.9
FOODS                                             Other Securities                            6,600,707      0.9
FOREST PRODUCTS                                   Other Securities                              558,374      0.1
FORMS & BULK PRINTING SERVICES                    Other Securities                              445,119      0.1
FUNERAL PARLORS & CEMETERIES                      Other Securities                              383,455      0.1
GLASS                                             Other Securities                              414,518      0.1
GOLD                                              Other Securities                              737,281      0.1
HEALTH CARE FACILITIES                            Other Securities                            4,537,699      0.6
HEALTH CARE MANAGEMENT SERVICES                   Other Securities                            4,048,774      0.6
HEALTH CARE SERVICES                              Other Securities                            4,546,296      0.6
HOMEBUILDING                                      Other Securities                            1,825,623      0.3
HOTEL/MOTEL                                       Other Securities                              464,749      0.1
HOUSEHOLD FURNISHINGS                             Other Securities                            3,147,714      0.4
IDENTIFICATION CONTROL & FILTER DEVICES           Other Securities                            3,940,953      0.6
INDUSTRIAL PRODUCTS                               Other Securities                              366,459      0.1
INSURANCE: LIFE                                   Other Securities                            3,008,617      0.4
INSURANCE: MULTI-LINE                             Other Securities                            7,207,342      1.0
INSURANCE: PROPERTY-CASUALTY              36,800  Aspen Insurance Holdings Ltd.               1,032,976      0.2
                                          27,715  Ohio Casualty Corp.                         1,200,337      0.2
                                                  Other Securities                           10,784,738      1.5
                                                                                           ------------     ----
                                                                                             13,018,051      1.9
INVESTMENT MANAGEMENT COMPANIES           46,546  Apollo Investment Corp.                     1,001,677      0.1
                                                  Other Securities                            4,514,143      0.7
                                                                                           ------------     ----
                                                                                              5,515,820      0.8
JEWELRY, WATCHES & GEMSTONES                      Other Securities                              813,360      0.1
LEISURE TIME                                      Other Securities                            3,595,489      0.5
MACHINE TOOLS                                     Other Securities                               74,970      0.0
MACHINERY & ENGINEERING                           Other Securities                              551,355      0.1
MACHINERY: AGRICULTURAL                           Other Securities                              473,282      0.1
MACHINERY: CONSTRUCTION & HANDLING                Other Securities                              779,935      0.1
MACHINERY: ENGINES                                Other Securities                              732,487      0.1
MACHINERY: INDUSTRIAL/SPECIALTY                   Other Securities                            4,380,590      0.6
MACHINERY: OIL WELL                       40,143  Hanover Compressor Co.                        957,411      0.1
EQUIPMENT & SERVICES                              Other Securities                            8,994,420      1.3
                                                                                           ------------     ----
                                                                                              9,951,831      1.4
MACHINERY: SPECIALTY                      15,600  Bucyrus International, Inc.                 1,104,168      0.2
                                                  Other Securities                              818,758      0.1
                                                                                           ------------     ----
                                                                                              1,922,926      0.3
MANUFACTURED HOUSING                              Other Securities                              532,733      0.1
MANUFACTURING                                     Other Securities                              486,868      0.1


JUNE 30, 2007                                                                 39

<PG$PCN,042000000>

Summary Schedule of Investments (continued)        MASTER SMALL CAP INDEX SERIES

                                          SHARES                                                         PERCENT OF
INDUSTRY                                   HELD   COMMON STOCKS                                VALUE     NET ASSETS
--------                                 -------  ---------------------------------------  ------------  ----------
MEDICAL & DENTAL                          19,240  Inverness Medical Innovations, Inc. (a)  $    981,625      0.1%
INSTRUMENTS & SUPPLIES                    21,000  Kyphon, Inc. (a)                            1,011,150      0.2
                                          13,860  Ventana Medical Systems, Inc. (a)           1,070,962      0.2
                                                  Other Securities                           15,639,512      2.2
                                                                                           ------------     ----
                                                                                             18,703,249      2.7
MEDICAL SERVICES                                  Other Securities                            1,946,975      0.3
METAL FABRICATING                                 Other Securities                            6,715,498      1.0
METALS & MINERALS MISCELLANEOUS                   Other Securities                            4,320,988      0.6
MILLING: FRUIT & GRAIN PROCESSING                 Other Securities                               84,500      0.0
MISCELLANEOUS BUSINESS &                          Other Securities                              151,116      0.0
   CONSUMER DISCRETIONARY
MISCELLANEOUS CONSUMER STAPLES                    Other Securities                              270,940      0.0
MISCELLANEOUS HEALTH CARE                         Other Securities                               30,429      0.0
MISCELLANEOUS MATERIALS & COMMODITIES             Other Securities                            1,391,648      0.2
MISCELLANEOUS MATERIALS & PROCESSING              Other Securities                            1,908,381      0.3
MISCELLANEOUS PRODUCER DURABLES                   Other Securities                              421,134      0.1
MISCELLANEOUS TECHNOLOGY                          Other Securities                              885,031      0.1
MULTI-SECTOR COMPANIES                            Other Securities                            2,708,379      0.4
OFFICE FURNITURE & BUSINESS EQUIPMENT             Other Securities                            1,991,458      0.3
OFFSHORE DRILLING                                 Other Securities                            1,244,583      0.2
OIL: CRUDE PRODUCERS                      70,062  PetroHawk Energy Corp. (a)                  1,111,183      0.2
                                                  Other Securities                           13,462,900      1.9
                                                                                           ------------     ----
                                                                                             14,574,083      2.1
OIL: INTEGRATED DOMESTIC                          Other Securities                              747,002      0.1
OIL: INTEGRATED INTERNATIONAL                     Other Securities                              124,131      0.0
PAINTS & COATINGS                                 Other Securities                            1,369,136      0.2
PAPER                                             Other Securities                            2,839,977      0.4
PHOTOGRAPHY                                       Other Securities                              111,200      0.0
PLASTICS                                          Other Securities                              516,616      0.1
POLLUTION CONTROL & ENVIRONMENTAL                 Other Securities                            1,123,980      0.2
   SERVICES
POWER TRANSMISSION EQUIPMENT                      Other Securities                              649,280      0.1
PRINTING & COPYING SERVICES                       Other Securities                            1,649,408      0.2
PRODUCTION TECHNOLOGY EQUIPMENT                   Other Securities                            7,575,909      1.1
PUBLISHING: MISCELLANEOUS                         Other Securities                            1,853,298      0.3
PUBLISHING: NEWSPAPERS                            Other Securities                            1,991,706      0.3
RADIO & TV BROADCASTERS                           Other Securities                            3,405,506      0.5
RAILROAD EQUIPMENT                                Other Securities                            1,352,623      0.2
RAILROADS                                 16,081  Florida East Coast Industries, Inc. (e)     1,334,401      0.2
                                                  Other Securities                              443,870      0.1
                                                                                           ------------     ----
                                                                                              1,778,271      0.3
REAL ESTATE                                       Other Securities                            1,273,429      0.2
REAL ESTATE INVESTMENT TRUSTS (REITS)     12,776  Alexandria Real Estate Equities, Inc.       1,236,972      0.2
                                          25,400  Anthracite Capital, Inc. (c)(g)               297,180      0.0
                                          38,559  Nationwide Health Properties, Inc.          1,048,805      0.1
                                          18,986  Post Properties, Inc.                         989,740      0.1
                                          43,900  Realty Income Corp.                         1,105,841      0.2
                                                  Other Securities                           37,007,151      5.3
                                                                                             41,685,689      5.9
RECREATIONAL VEHICLES & BOATS                     Other Securities                            1,793,180      0.3


40                                                                 JUNE 30, 2007

<PG$PCN,043000000>

Summary Schedule of Investments (continued)        MASTER SMALL CAP INDEX SERIES

                                          SHARES                                                         PERCENT OF
INDUSTRY                                   HELD   COMMON STOCKS                                VALUE     NET ASSETS
--------                                 -------  ---------------------------------------  ------------  ----------
RENTAL & LEASING SERVICES: COMMERCIAL             Other Securities                         $  1,000,893      0.1%
RENTAL & LEASING SERVICES: CONSUMER               Other Securities                            2,303,921      0.3
RESTAURANTS                               13,500  Chipotle Mexican Grill, Inc. Class B (a)    1,061,505      0.2
                                          13,568  Jack in the Box, Inc. (a)                     962,514      0.1
                                                  Other Securities                            9,815,916      1.4
                                                                                           ------------     ----
                                                                                             11,839,935      1.7
RETAIL                                    22,500  Men's Wearhouse, Inc.                       1,149,075      0.2
                                          15,916  Priceline.com, Inc. (a)                     1,094,066      0.1
                                                  Other Securities                           22,676,226      3.2
                                                                                           ------------     ----
                                                                                             24,919,367      3.5
SAVINGS & LOAN                                    Other Securities                           10,314,810      1.5
SCIENTIFIC EQUIPMENT & SUPPLIERS                  Other Securities                            1,090,068      0.2
SECURITIES BROKERAGE & SERVICES                   Other Securities                            3,370,260      0.5
SERVICES: COMMERCIAL                              Other Securities                           23,583,914      3.4
SHIPPING                                          Other Securities                            4,563,432      0.6
SHOES                                             Other Securities                            4,314,822      0.6
STEEL                                             Other Securities                            1,784,447      0.3
SUGAR                                             Other Securities                              157,029      0.0
TELECOMMUNICATIONS EQUIPMENT              67,600  Andrew Corp. (a)                              976,144      0.1
                                          20,361  Belden, Inc.                                1,126,981      0.2
                                          39,900  Polycom, Inc. (a)                           1,340,640      0.2
                                                  Other Securities                            3,394,688      0.5
                                                                                           ------------     ----
                                                                                              6,838,453      1.0
TEXTILE PRODUCTS                                  Other Securities                              494,528      0.1
TEXTILES APPAREL MANUFACTURERS                    Other Securities                            5,342,752      0.8
TIRES & RUBBER                                    Other Securities                            1,072,121      0.2
TOBACCO                                           Other Securities                            1,714,973      0.2
TOYS                                              Other Securities                            1,055,135      0.2
TRANSPORTATION MISCELLANEOUS                      Other Securities                            1,573,041      0.2
TRUCKERS                                          Other Securities                            2,894,702      0.4
UTILITIES: CABLE TV & RADIO                       Other Securities                              289,731      0.0
UTILITIES: ELECTRICAL                             Other Securities                            9,458,219      1.3
UTILITIES: GAS DISTRIBUTORS                       Other Securities                            5,405,760      0.8
UTILITIES: MISCELLANEOUS                          Other Securities                              636,404      0.1
UTILITIES: TELECOMMUNICATIONS             62,900  Time Warner Telecom, Inc. Class A (a)       1,264,290      0.2
                                                  Other Securities                            7,515,229      1.0
                                                                                           ------------     ----
                                                                                              8,779,519      1.2
UTILITIES: WATER                                  Other Securities                            1,117,476      0.2
WHOLESALE & INTERNATIONAL TRADE                   Other Securities                              534,013      0.1
WHOLESALERS                                       Other Securities                            2,132,963      0.3
                                                                                           ------------     ----
                                                  TOTAL COMMON STOCKS
                                                  (COST -- $505,540,295)                    629,324,552     89.5
                                                                                           ============     ====
                                                  EXCHANGE-TRADED FUNDS
                                         169,590  iShares Russell 2000 Index Fund (e)        14,065,795      2.0
                                                                                           ------------     ----
                                                  TOTAL EXCHANGE-TRADED FUNDS
                                                  (COST -- $12,334,264)                      14,065,795      2.0
                                                                                           ============     ====


JUNE 30, 2007                                                                 41
<PG$PCN,044000000>

Summary Schedule of Investments (concluded)        MASTER SMALL CAP INDEX SERIES

                                     SHARES                                                          PERCENT OF
INDUSTRY                              HELD      MUTUAL FUNDS                              VALUE      NET ASSETS
--------                          -----------   ------------                          ------------   ----------
INVESTMENT MANAGEMENT COMPANIES                 Other Securities                      $    839,367       0.1%
                                                TOTAL MUTUAL FUNDS
                                                (COST -- $834,885)                         839,367       0.1
                                                OTHER INTERESTS (B)
OIL: CRUDE PRODUCERS                            Other Securities                                 0       0.0
                                                TOTAL OTHER INTERESTS
                                                (COST -- $0)                                     0       0.0
                                   BENEFICIAL
                                    INTEREST    SHORT-TERM SECURITIES
                                  -----------   ---------------------
                                  $58,707,799   BlackRock Liquidity Series,LLC
                                                Cash Sweep Series I, 5.33% (c)(f)       58,707,799       8.3
                                   79,242,375   BlackRock Liquidity Series,LLC
                                                Money Market Series, 5.33% (c)(d)(f)    79,242,375      11.3
                                                TOTAL SHORT-TERM SECURITIES
                                                (COST -- $137,950,174)                 137,950,174      19.6
                                                                                      ------------     -----
TOTAL INVESTMENTS (COST -- $656,659,618*)                                              782,179,888     111.2%
LIABILITIES IN EXCESS OF OTHER ASSETS                                                  (79,137,700)    (11.2)
                                                                                      ------------     -----
NET ASSETS                                                                            $703,042,188     100.0%
                                                                                      ============     =====

* The cost and unrealized appreciation (depreciation) of investments, as of June 30, 2007, as computed for federal income tax purposes, were as follows:

Aggregate cost ..................   $661,793,190
                                    ============
Gross unrealized appreciation ...   $139,737,560
Gross unrealized depreciation ...    (19,350,862)
                                    ------------
Net unrealized appreciation .....   $120,386,698
                                    ============

(a)  Non-income producing security.

(b) Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(c) Investments in companies considered to be an affiliate of the Series, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

(d)  Security was purchased with the cash proceeds from securities loans.

(e)  Security, or a portion of security, is on loan.

(f)  Represents the current yield as of June 30, 2007.

(g)  Security held as collateral in connection with open future contracts.

- For Series compliance purposes, the Series' industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes, and or as defined by Series management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

- "Other Securities" represents issues that are not identified as the 50 largest holdings of the Series and issues not exceeding 1% of net assets. Some securities, or a portion thereof, in this category are either held as collateral in connection with open financial futures contracts or are out on loan.

                                                                              INTEREST/
                                       PURCHASE                   REALIZED    DIVIDEND
AFFILIATE                                COST       SALE COST       GAIN       INCOME
---------                            -----------   -----------    --------   ----------
BlackRock Liquidity Series,LLC
   Cash Sweep Series                          --   $50,105,151**      --     $1,633,563
BlackRock Liquidity Series,LLC
   Money Market Series               $45,075,895*           --        --     $  372,569
Anthracite Capital,Inc               $    44,389   $     6,196      $119     $   14,058

*    Represents net purchase cost.

**   Represents net sale cost.

-    Financial futures contracts purchased as of June 30,2007,were as follows:

NUMBER OF             EXPIRATION       FACE       UNREALIZED
CONTRACTS    ISSUE       DATE         VALUE      DEPRECIATION
---------   -------   ----------   -----------   ------------
   141      Russell    September
            2000         2007
            Index                  $59,797,945    $(429,895)

See Notes to Financial Statements.


42                                                                 JUNE 30, 2007

<PG$PCN,045000000>

Statement of Assets and Liabilities                MASTER SMALL CAP INDEX SERIES

AS OF JUNE 30,2007 (UNAUDITED)

ASSETS
   Investments in unaffiliated securities,at value
      (including securities loaned of $75,927,045)
      (identified cost -- $518,414,835) .............                $643,932,534
   Investments in affiliated securities, at value
      (identified cost -- $138,244,783) .............                 138,247,354
   Cash .............................................                      28,466
   Receivables:
      Securities sold ...............................   $1,594,408
      Contributions .................................    1,250,872
      Dividends .....................................      883,157
      Securities lending ............................      139,034      3,867,471
                                                        ----------
   Prepaid expenses and other assets ................                     765,788
                                                                     ------------
   Total assets .....................................                 786,841,613
                                                                     ------------
LIABILITIES
   Collateral on securities loaned,at value .........                  79,242,375
   Payables:
      Withdrawals ...................................    1,973,651
      Securities purchased ..........................    1,504,012
      Variation margin ..............................      221,009
      Investment adviser ............................        5,626
      Other affiliates ..............................        5,600      3,709,898
                                                        ----------
   Accrued expenses .................................                     847,152
                                                                     ------------
   Total liabilities ................................                  83,799,425
                                                                     ------------
NET ASSETS
   NET ASSETS ....................................                   $703,042,188
                                                                     ------------
NET ASSETS CONSIST OF
   Investors' capital ...............................                $577,951,813
   Unrealized appreciation -- net ...................                 125,090,375
                                                                     ------------
   Net assets .......................................                $703,042,188
                                                                     ============

See Notes to Financial Statements.


JUNE 30, 2007                                                                 43
<PG$PCN,046000000>

Statement of Operations                            MASTER SMALL CAP INDEX SERIES

FOR THE SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)

INVESTMENT INCOME
   Dividends (net of $1,164 foreign withholding tax and $14,058
      from affiliates) ............................................                 $ 3,010,692
   Interest from affiliates .......................................                   1,633,563
   Securities lending -- net ......................................                     372,569
                                                                                    -----------
   Total income ...................................................                   5,016,824
                                                                                    -----------
EXPENSES
   Accounting services ............................................   $    54,034
   Professional fees ..............................................        49,046
   Investment advisory fees .......................................        30,658
   Custodian fees .................................................        28,730
   Trustees' fees and expenses ....................................         2,311
   Printing and shareholder reports ...............................           384
   Pricing fees ...................................................            60
   Other ..........................................................         4,429
                                                                      -----------
   Total expenses .................................................                     169,652
                                                                                    -----------
   Investment income -- net .......................................                   4,847,172
                                                                                    -----------
REALIZED & UNREALIZED GAIN -- NET
   Realized gain on:
      Investments -- net (including $119 gain from affiliates) ....    15,757,308
      Financial futures contracts -- net ..........................     2,579,173    18,336,481
                                                                      -----------
   Change in unrealized appreciation/depreciation on:
      Investments -- net ..........................................    16,804,556
      Financial futures contracts -- net ..........................       100,348    16,904,904
                                                                      -----------   -----------
   Total realized and unrealized gain -- net ......................                  35,241,385
                                                                                    -----------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........                 $40,088,557
                                                                                    ===========

See Notes to Financial Statements.


44                                                                 JUNE 30, 2007

<PG$PCN,047000000>

Statements of Changes in Net Assets                MASTER SMALL CAP INDEX SERIES

                                                                       FOR THE SIX
                                                                       MONTHS ENDED      FOR THE
                                                                         JUNE 30,       YEAR ENDED
                                                                           2007        DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                     (UNAUDITED)         2006
----------------------------------                                    -------------   -------------
OPERATIONS
   Investment income -- net .......................................   $   4,847,172   $   7,477,587
   Realized gain -- net ...........................................      18,336,481      25,599,413
   Change in unrealized appreciation/depreciation -- net ..........      16,904,904      31,237,076
                                                                      -------------   -------------
   Net increase in net assets resulting from operations ...........      40,088,557      64,314,076
                                                                      -------------   -------------
CAPITAL TRANSACTIONS
   Proceeds from contributions ....................................     329,087,687     555,696,889
   Fair value of withdrawals ......................................    (227,506,633)   (428,783,737)
                                                                      -------------   -------------
   Net increase in net assets derived from capital transactions ...     101,581,054     126,913,152
                                                                      -------------   -------------
NET ASSETS
   Total increase in net assets ...................................     141,669,611     191,227,228
   Beginning of period ............................................     561,372,577     370,145,349
                                                                      -------------   -------------
   End of period ..................................................   $ 703,042,188   $ 561,372,577
                                                                      =============   =============

See Notes to Financial Statements.

Financial Highlights                               MASTER SMALL CAP INDEX SERIES

                                                       FOR THE SIX
                                                       MONTHS ENDED
                                                         JUNE 30,                FOR THE YEAR ENDED DECEMBER 31,
THE FOLLOWING RATIOS HAVE BEEN DERIVED FROM                2007       ----------------------------------------------------
INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.      (UNAUDITED)      2006        2005      2004       2003       2002
                                                       ------------   --------   --------   --------   --------   --------
TOTAL INVESTMENT RETURN
   Total investment return .........................        6.69%+       18.13%      4.63%     18.15%     47.11%    (20.19%)
                                                        --------      --------   --------   --------   --------   --------
RATIOS TO AVERAGE NET ASSETS
   Expenses, net of reimbursement ..................         .06%*         .07%       .07%       .08%       .09%       .08%
                                                        --------      --------   --------   --------   --------   --------
   Expenses ........................................         .06%*         .07%       .08%       .08%       .10%       .14%
                                                        --------      --------   --------   --------   --------   --------
   Investment income -- net ........................        1.58%*        1.55%      1.17%      1.11%      1.13%      1.26%
                                                        --------      --------   --------   --------   --------   --------
SUPPLEMENTAL DATA
   Net assets, end of period (in thousands) ........    $703,042      $561,373   $370,145   $365,661   $335,659   $181,915
                                                        --------      --------   --------   --------   --------   --------
   Portfolio turnover ..............................          18%           40%        37%        38%        29%        39%
                                                        --------      --------   --------   --------   --------   --------

*    Annualized.

+    Aggregate total investment return.

See Notes to Financial Statements.


JUNE 30, 2007                                                                 45
<PG$PCN,048000000>

Notes to Financial Statements (Unaudited)          MASTER SMALL CAP INDEX SERIES

1. SIGNIFICANT ACCOUNTING POLICIES:

Master Small Cap Index Series (the "Series"), a non-diversified investment company, is part of Quantitative Master Series LLC (the "Master LLC"). The Master LLC is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware limited liability company. Prior to June 15, 2007, the Master LLC was organized as a Delaware statutory trust (the "Trust"). The Limited Liability Company Agreement (the "LLC Agreement") permits the Directors (and prior to June 15, 2007, the Declaration of Trust permitted the Trustees) to issue non-transferable interests in the Series subject to certain limitations. Throughout this report the Trust and the Master LLC are referred to as the Master LLC and the Board of Trustees is referred to as the Board of Directors. The Series' financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Series.

(A) VALUATION OF INVESTMENTS -- Equity securities that are held by the Series that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Master LLC. Long positions traded in the over-the-counter ("OTC") market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Master LLC. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Series from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Valuation of short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. The Series employs pricing services to provide certain securities prices for the Series. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Master LLC, including valuations furnished by the pricing services retained by the Series, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Master LLC under the general supervision by the Board of Directors of the Master LLC. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Master LLC.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Series are determined as of such times. Foreign currency exchange rates are generally determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Series' net assets. If events (for example,a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities,those securities will be valued at their fair value as determined in good faith by the Board of Directors of the Master LLC or by BlackRock Advisors, LLC ("the Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., using a pricing service and/or procedures approved by the Board of Directors of the Master LLC.

(B) DERIVATIVE FINANCIAL INSTRUMENTS -- The Series may engage in various portfolio investment strategies both to increase the return of the Series and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.


46                                                                 JUNE 30, 2007

<PG$PCN,049000000>

Notes to Financial Statements (continued)          MASTER SMALL CAP INDEX SERIES

- Financial futures contracts -- The Series may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specified price or yield. Upon entering into a contract, the Series deposits, and maintains, as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract,the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Series as unrealized gains or losses. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Options -- The Series may purchase and write call and put options. When the Series writes an option,an amount equal to the premium received by the Series is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Series enters into a closing transaction), the Series realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

    Written and purchased options are non-income producing investments.

(C) INCOME TAXES -- The Series is classified as a partnership for federal income tax purposes. As such,each investor in the Series is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Series. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Series' assets will be managed so an investor in the Series can satisfy the requirements of Subchapter M of the Internal Revenue Code.

(D) SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.

(E) SECURITIES LENDING -- The Series may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Series and any additional required collateral is delivered to the Series on the next business day. Where the Series receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Series typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Series receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice,is required to return borrowed securities within five business days. The Series may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason,the Series could experience delays and costs in gaining access to the collateral. The Series also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(F) RECENT ACCOUNTING PRONOUNCEMENTS -- Effective June 29,2007,the Master LLC implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109 "("FIN 48").FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Master LLC,and has determined that the adoption of FIN 48 does not have a material impact on the Master LLC's financial statements. The Master LLC files U.S. and various state tax returns. No income tax returns are currently under examination. The statute of limitations on the Master LLC's tax returns remains open for the years ended December 31, 2003, through December 31, 2006.


JUNE 30, 2007                                                                 47

<PG$PCN,050000000>

Notes to Financial Statements (concluded)          MASTER SMALL CAP INDEX SERIES

In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements"("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Fund's financial statements, if any, has not been determined.

In addition,in February 2007,Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Fund's financial statements,if any, has not been determined.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Master LLC has entered into an Investment Advisory Agreement with the Manager. Merrill Lynch & Co., Inc. ("Merrill Lynch") and The PNC Financial Services Group, Inc. are the principal owners of BlackRock, Inc.

The Manager is responsible for the management of the Series' investments and provides the necessary personnel, facilities,equipment and certain other services necessary to the operations of the Series. For such services,the Series pays a monthly fee at an annual rate of .01% of the average daily value of the Series' net assets. The Manager has entered into a contractual arrangement with the Series under which all expenses incurred by the Series will not exceed .08%. This arrangement has a one-year term and is renewable.

In addition,the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, under which the Manager pays BIM for services it provides a monthly fee of an annual rate that is a percentage of the management fee paid by the Series to the Manager.

Merrill Lynch Trust Company ("MLTC"), an indirect, wholly owned subsidiary of Merrill Lynch, is the Series' custodian. Effective July 17, 2007, State Street Bank&Trust Co. became the Series' custodian.

The Master LLC has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, or its affiliates. As of June 30, 2007, the Series lent securities with a value of $88,142 to MLPF&S or its affiliates. Pursuant to that order, the Master LLC has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Master LLC and the Series, invest cash collateral received by the Series for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. For the six months ended June 30, 2007, BIM received $118,728 in securities lending agent fees.

For the six months ended June 30, 2007, the Series reimbursed the Manager $5,829 for certain accounting services.

Certain officers and/or trustees of the Master LLC are officers and/or directors of BlackRock, Inc. or its affiliates.

3. INVESTMENTS:

Purchases and sales (including in-kind redemptions) of investments,excluding short-term securities,for the six months ended June 30, 2007 were $258,417,198 and $98,031,953, respectively.

4. SHORT-TERM BORROWINGS:

The Master LLC, on behalf of the Series, along with certain other funds managed by the Manager and its affiliates, is party to a $500,000,000 credit agreement with a group of lenders which expires November 2007. The Series may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Series may borrow up to the maximum amount allowable under the Series' current prospectus and statement of additional information, subject to various other legal,regulatory or contractual limits. The Series pays a commitment fee of .06% per annum based on the fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Series did not borrow under the credit agreement during the six months ended June 30, 2007.


48                                                                 JUNE 30, 2007
<PG$PCN,051000000>

Summary Schedule of Investments                MASTER INTERNATIONAL INDEX SERIES
As of June 30, 2007 (Unaudited)                                (in U.S. dollars)

This summary schedule of investments is presented to help investors focus on the Series' principal holdings.It includes the Series' 50 largest holdings and each investment of any issuer that exceeds 1% of the Series' net assets."Other Securities"represent all issues not required to be disclosed under the rules adopted by the Securities and Exchange Commission.A complete schedule ofinvestments is available without charge,upon request,by calling 800-441-7762 or on the Securities and Exchange Commission's Website at http://www.sec.gov.

                                          SHARES                                                            PERCENT OF
INDUSTRY                                   HELD     COMMON STOCKS                               VALUE       NET ASSETS
--------                                ---------   ------------------------------------   --------------   ----------
AEROSPACE & DEFENSE                                 Other Securities                       $    7,754,745       0.6%
AIR FREIGHT & LOGISTICS                             Other Securities                            5,683,050       0.5
AIRLINES                                            Other Securities                            3,673,391       0.3
AUTO COMPONENTS                                     Other Securities                            8,970,653       0.7
AUTOMOBILES                                75,546   DaimlerChrysler AG                          6,988,912       0.6
                                          138,200   Honda Motor Co.,Ltd.                        5,018,352       0.4
                                          230,500   Toyota Motor Corp.                         14,536,804       1.2
                                                    Other Securities                           11,781,389       0.9
                                                                                           --------------      ----
                                                                                               38,325,457       3.1
BEVERAGES                                           Other Securities                           16,439,101       1.3
BIOTECHNOLOGY                                       Other Securities                            1,367,160       0.1
BUILDING PRODUCTS                                   Other Securities                            8,074,180       0.7
CAPITAL MARKETS                            97,055   Credit Suisse Group                         6,890,038       0.6
                                           42,330   Deutsche Bank AG Registered Shares          6,161,182       0.5
                                          173,246   UBS AG                                     10,360,859       0.8
                                                    Other Securities                           13,737,557       1.1
                                                                                           --------------      ----
                                                                                               37,149,636       3.0
CHEMICALS                                  40,667   BASF AG                                     5,341,373       0.4
                                                    Other Securities                           31,793,475       2.6
                                                                                           --------------      ----
                                                                                               37,134,848       3.0
COMMERCIAL BANKS                          147,900   ABN AMRO Holding NV                         6,781,561       0.6
                                           70,204   BNP Paribas SA                              8,339,084       0.7
                                          290,558   Banco Bilbao Vizcaya Argentaria SA          7,105,568       0.6
                                          517,105   Banco Santander Central Hispano SA          9,505,417       0.8
                                          558,207   Barclays Plc                                7,766,284       0.6
                                          111,239   Commonwealth Bank of Australia Ltd.         5,204,055       0.4
                                          321,445   HBOS Plc                                    6,322,604       0.5
                                          988,642   HSBC Holdings Plc                          18,102,519       1.5
                                          481,326   Lloyds TSB Group Plc                        5,350,592       0.4
                                              677   Mitsubishi UFJ Financial Group,Inc.         7,461,006       0.6
                                              797   Mizuho Financial Group,Inc.                 5,506,102       0.4
                                          807,211   Royal Bank of Scotland Group Plc           10,214,033       0.8
                                           29,633   Societe Generale SA                         5,490,355       0.4
                                              568   Sumitomo Mitsui Financial Group,Inc.        5,295,127       0.4
                                          649,240   UniCredito Italiano SpA                     5,797,880       0.5
                                                    Other Securities                           69,243,860       5.6
                                                                                           --------------      ----
                                                                                              183,486,047      14.8
COMMERCIAL SERVICES & SUPPLIES                      Other Securities                           12,317,807       1.0
COMMUNICATIONS EQUIPMENT                  337,349   Nokia Oyj                                   9,474,543       0.7
                                        1,250,446   Telefonaktiebolaget LM Ericsson             4,987,896       0.4
                                                    Other Securities                            3,297,262       0.3
                                                                                           --------------      ----
                                                                                               17,759,701       1.4
COMPUTERS & PERIPHERALS                             Other Securities                            5,327,830       0.4
CONSTRUCTION & ENGINEERING                          Other Securities                           11,619,465       0.9
CONSTRUCTION MATERIALS                              Other Securities                           10,559,720       0.9
CONSUMER FINANCE                                    Other Securities                            3,938,928       0.3
CONTAINERS & PACKAGING                              Other Securities                            1,189,003       0.1
DISTRIBUTORS                                        Other Securities                            1,506,274       0.1


JUNE 30, 2007                                                                 49

<PG$PCN,052000000>

Summary Schedule of Investments (continued)    MASTER INTERNATIONAL INDEX SERIES
                                                               (in U.S. dollars)

                                          SHARES                                                            PERCENT OF
INDUSTRY                                   HELD     COMMON STOCKS                               VALUE       NET ASSETS
--------                                ---------   ------------------------------------   --------------   ----------
DIVERSIFIED CONSUMER SERVICES                       Other Securities                       $      432,523       0.0%
DIVERSIFIED FINANCIAL SERVICES            152,241   ING Groep NV CVA                            6,700,707       0.5
                                                    Other Securities                           12,001,395       1.0
                                                                                           --------------      ----
                                                                                               18,702,102       1.5
DIVERSIFIED TELECOMMUNICATION             367,946   Telefonica SA                               8,188,297       0.7
SERVICES                                            Other Securities                           33,210,526       2.7
                                                                                           --------------      ----
                                                                                               41,398,823       3.4
ELECTRIC UTILITIES                         50,794   E.ON AG                                     8,528,735       0.7
                                                    Other Securities                           27,422,804       2.2
                                                                                           --------------      ----
                                                                                               35,951,539       2.9
ELECTRICAL EQUIPMENT                                Other Securities                           14,352,233       1.2
ELECTRONIC EQUIPMENT & INSTRUMENTS                  Other Securities                           12,604,127       1.0
ENERGY EQUIPMENT & SERVICES                         Other Securities                            4,110,503       0.3
FOOD & STAPLES RETAILING                  678,089   Tesco Plc                                   5,673,366       0.5
                                                    Other Securities                           17,330,381       1.4
                                                                                           --------------      ----
                                                                                               23,003,747       1.9
FOOD PRODUCTS                              35,209   Nestle SA Registered Shares                13,378,488       1.1
                                                    Other Securities                           19,583,147       1.6
                                                                                           --------------      ----
                                                                                               32,961,635       2.7
GAS UTILITIES                                       Other Securities                            4,710,788       0.4
HEALTH CARE EQUIPMENT & SUPPLIES                    Other Securities                            6,689,941       0.5
HEALTH CARE PROVIDERS & SERVICES                    Other Securities                            2,440,066       0.2
HEALTH CARE TECHNOLOGY                              Other Securities                              366,010       0.0
HOTELS,RESTAURANTS & LEISURE                        Other Securities                           12,337,743       1.0
HOUSEHOLD DURABLES                                  Other Securities                           21,172,246       1.7
HOUSEHOLD PRODUCTS                                  Other Securities                            4,162,927       0.3
IT SERVICES                                         Other Securities                            4,145,230       0.3
INDEPENDENT POWER PRODUCERS &                       Other Securities                            1,548,104       0.1
ENERGY TRADERS
INDUSTRIAL CONGLOMERATES                   70,074   Siemens AG                                 10,083,919       0.8
                                                    Other Securities                            9,691,059       0.8
                                                                                           --------------      ----
                                                                                               19,774,978       1.6
INSURANCE                                 128,703   AXA SA                                      5,532,384       0.4
                                           37,185   Allianz AG Registered Shares                8,721,182       0.7
                                                    Other Securities                           46,573,172       3.8
                                                                                           --------------      ----
                                                                                               60,826,738       4.9
INTERNET & CATALOG RETAIL                           Other Securities                            1,080,661       0.1
INTERNET SOFTWARE & SERVICES                        Other Securities                              902,212       0.1
LEISURE EQUIPMENT & PRODUCTS                        Other Securities                            4,270,850       0.4
LIFE SCIENCES TOOLS & SERVICES                      Other Securities                              129,697       0.0
MACHINERY                                           Other Securities                           29,053,268       2.4
MARINE                                              Other Securities                            4,988,858       0.4
MEDIA                                               Other Securities                           24,404,884       2.0
METALS & MINING                           126,834   Anglo American Plc (b)                      7,446,652       0.6
                                           81,778   Arcelor Mittal                              5,111,306       0.4
                                          296,625   BHP Billiton Ltd.                           8,863,373       0.7
                                          202,912   BHP Billiton Plc                            5,636,662       0.5
                                           86,423   Rio Tinto Plc Registered Shares             6,611,689       0.5
                                                    Other Securities                           27,453,893       2.2
                                                                                           --------------      ----
                                                                                               61,123,575       4.9


50                                                                 JUNE 30, 2007

<PG$PCN,053000000>

Summary Schedule of Investments (continued)    MASTER INTERNATIONAL INDEX SERIES
                                                               (in U.S. dollars)

                                          SHARES                                                            PERCENT OF
INDUSTRY                                   HELD     COMMON STOCKS                               VALUE       NET ASSETS
--------                                ---------   ------------------------------------   --------------   ----------
MULTILINE RETAIL                                    Other Securities                       $    5,873,141       0.5%
MULTI-UTILITIES                                     Other Securities                           19,132,242       1.6
OFFICE ELECTRONICS                         88,800   Canon,Inc.                                  5,207,501       0.4
                                                    Other Securities                            2,514,752       0.2
                                                                                           --------------      ----
                                                                                                7,722,253       0.6
OIL,GAS & CONSUMABLE FUELS              1,652,954   BP Plc                                     19,888,862       1.6
                                          215,605   Eni SpA                                     7,817,279       0.6
                                            4,487   Eni SpA (a)(c)                                324,634       0.0
                                          314,244   Royal Dutch Shell Plc                      12,793,170       1.0
                                          235,510   Royal Dutch Shell Plc Class B               9,817,472       0.8
                                          177,462   Total SA                                   14,388,304       1.2
                                                    Other Securities                           20,395,053       1.7
                                                                                           --------------      ----
                                                                                               85,424,774       6.9
PAPER & FOREST PRODUCTS                             Other Securities                            4,141,012       0.3
PERSONAL PRODUCTS                                   Other Securities                            3,834,424       0.3
PHARMACEUTICALS                           130,352   AstraZeneca Plc                             6,985,676       0.6
                                          490,915   GlaxoSmithKline Plc                        12,788,335       1.0
                                          201,122   Novartis AG Registered Shares              11,291,107       0.9
                                           62,542   Roche Holding AG                           11,081,603       0.9
                                           83,230   Sanofi-Aventis                              6,723,927       0.6
                                                    Other Securities                           16,293,613       1.3
                                                                                           --------------      ----
                                                                                               65,164,261       5.3
REAL ESTATE INVESTMENT TRUSTS (REITS)               Other Securities                           17,410,844       1.4
REAL ESTATE MANAGEMENT & DEVELOPMENT                Other Securities                           20,038,765       1.6
ROAD & RAIL                                         Other Securities                            9,793,210       0.8
SEMICONDUCTORS &                                    Other Securities                            8,710,688       0.7
SEMICONDUCTOR EQUIPMENT
SOFTWARE                                            Other Securities                            9,112,087       0.7
SPECIALTY RETAIL                                    Other Securities                            9,424,931       0.8
TEXTILES,APPAREL & LUXURY GOODS                     Other Securities                           10,678,667       0.9
THRIFTS & MORTGAGE FINANCE                          Other Securities                              915,250       0.1
TOBACCO                                             Other Securities                           11,444,280       0.9
TRADING COMPANIES & DISTRIBUTORS                    Other Securities                           13,545,374       1.1
TRANSPORTATION INFRASTRUCTURE                       Other Securities                            4,214,527       0.3
WATER UTILITIES                                     Other Securities                            1,156,044       0.1
WIRELESS TELECOMMUNICATION              4,510,161   Vodafone Group Plc                         15,112,699       1.2
SERVICES                                            Other Securities                            7,702,851       0.6
                                                                                           --------------      ----
                                                                                               22,815,550       1.8
                                                    TOTAL COMMON STOCKS
                                                    (COST -- $889,550,832)                  1,190,475,328      96.1
                                                    EXCHANGE-TRADED FUNDS
                                          284,277   iShares MSCI EAFE Index Fund (c)           22,921,255       1.8
                                                    TOTAL EXCHANGE-TRADED FUNDS
                                                    (COST -- $17,644,632)                      22,921,255       1.8


JUNE 30, 2007                                                                 51

<PG$PCN,054000000>

Summary Schedule of Investments (continued)    MASTER INTERNATIONAL INDEX SERIES
                                                               (in U.S. dollars)

                                                                                                           PERCENT OF
INDUSTRY                                    PREFERRED STOCKS                                   VALUE       NET ASSETS
--------                                    ------------------------------------          --------------   ----------
AUTOMOBILES                                 Other Securities                              $    2,409,499       0.2%
HOUSEHOLD PRODUCTS                          Other Securities                                     959,482       0.1
MEDIA                                       Other Securities                                     198,125       0.0
MULTI-UTILITIES                             Other Securities                                     201,177       0.0
                                                                                          --------------     -----
                                            TOTAL PREFERRED STOCKS (COST -- $2,134,986)        3,768,283       0.3
                                                                                          --------------     -----
                                            RIGHTS
MACHINERY                                   Other Securities                                      23,116       0.0
REAL ESTATE INVESTMENT TRUSTS (REITS)       Other Securities                                       4,516       0.0
                                                                                          --------------     -----
                                            TOTAL RIGHTS (COST -- $25,522)                        27,632       0.0
                                                                                          --------------     -----
TOTAL INVESTMENTS (COST -- $909,355,972*)                                                  1,217,192,498      98.2
OTHER ASSETS LESS LIABILITIES                                                                 22,239,999       1.8
                                                                                          --------------     -----
NET ASSETS                                                                                $1,239,432,497     100.0%
                                                                                          ==============     =====

* The cost and unrealized appreciation (depreciation) of investments as of June 30, 2007, as computed for federal income tax purposes, were as follows:

Aggregate cost .................   $918,449,793
                                   ------------
Gross unrealized appreciation ..   $306,851,241
Gross unrealized depreciation ..     (8,108,536)
                                   ------------
Net unrealized appreciation ....   $298,742,705
                                   ============

(a)  Depositary receipts.

(b)  Non-income producing security.

(c) All or a portion of security held as collateral in connection with open financial futures.

- "Other Securities" represent issues that are not identified as the 50 largest holdings of the Series and issues not exceeding 1% of net assets.

- For Series compliance purposes,the Series' industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Series management. This definition may apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

-    Financial futures contracts purchased as of June 30, 2007 were as follows:

                                                                                  UNREALIZED
NUMBER OF                                          EXPIRATION                    APPRECIATION
CONTRACTS   ISSUE                     EXCHANGE        DATE         FACE VALUE   (DEPRECIATION)
---------   -----                    ---------   --------------   -----------   -------------
     4      Hang Seng Index Future   Hong Kong   July 2007        $   561,201     $ (1,681)
    43      OMX Stock Index Future   Stockholm   July 2007        $   800,426      (11,215)
   227      DJ Euro Stoxx 50         Eurex       September 2007   $13,745,745      125,880
    60      FTSE 100 Index Future    LIFFE       September 2007   $ 7,985,811       12,101
    13      SPI 200 Index Future     Sydney      September 2007   $ 1,738,711       (9,173)
    48      TOPIX Index Future       Tokyo       September 2007   $ 6,870,319       49,478
                                                                                  --------
TOTAL UNREALIZED APPRECIATION -- NET                                              $165,390
                                                                                  ========


52                                                                 JUNE 30, 2007
<PG$PCN,055000000>

Summary Schedule of Investments (concluded)
                             MASTER INTERNATIONAL INDEX SERIES (in U.S. dollars)

- Forward foreign exchange contracts purchased as of June 30, 2007 were as follows:

                                              UNREALIZED
FOREIGN CURRENCY     SETTLEMENT              APPRECIATION
PURCHASED               DATE                (DEPRECIATION)
----------------    -----------             --------------
AUD     3,613,000   August 2007               $  65,449
CHF     5,056,200   August 2007                 (11,327)
EUR    11,882,900   August 2007                  (5,249)
GBP     6,279,400   August 2007                 117,900
JPY 1,517,444,700   August 2007                (313,481)
SEK     7,241,400   August 2007                  (3,585)
                                              ---------
TOTAL UNREALIZED DEPRECIATION ON FORWARD
   FOREIGN EXCHANGE CONTRACTS -- NET
   (USD COMMITMENT -- $49,527,364)            $(150,293)
                                              =========

- Forward foreign exchange contracts sold as of June 30, 2007 were as follows:

                                              UNREALIZED
FOREIGN CURRENCY     SETTLEMENT              APPRECIATION
SOLD                    DATE                (DEPRECIATION)
----------------    -----------             --------------
AUD     3,613,000   August 2007               $ (33,654)
CHF     5,056,200   August 2007                 (13,056)
EUR    11,882,900   August 2007                 (52,855)
GBP     6,279,400   August 2007                 (99,153)
JPY 1,517,444,700   August 2007                  64,494
SEK     7,241,400   August 2007                  (6,599)
                                              ---------
TOTAL UNREALIZED DEPRECIATION ON FORWARD
   FOREIGN EXCHANGE CONTRACTS -- NET
   (USD COMMITMENT -- $49,236,247)            $(140,823)
                                              =========

- Investments in companies considered to be an affiliate of the Series, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                         NET       INTEREST
AFFILIATE                                             ACTIVITY      INCOME
---------                                           ------------   --------
BlackRock Liquidity Series, LLC Cash Sweep Series    $(25,751,297)  $760,130

-    Currency Abbreviations:

AUD Australian Dollar
JPY Japanese Yen
CHF Swiss Franc
SEK Swedish Krona
EUR Euro
USD U.S.Dollar
GBP British Pound

See Notes to Financial Statements.


JUNE 30, 2007                                                                 53

<PG$PCN,056000000>

Statement of Assets and Liabilities            MASTER INTERNATIONAL INDEX SERIES

AS OF JUNE 30,2007 (UNAUDITED)

ASSETS
   Investments in unaffiliated securities,at value (identified cost--$909,355,972) ..                 $1,217,192,498
   Foreign cash (cost--$7,094,550) ..................................................                      7,158,903
   Unrealized appreciation on forward foreign exchange contracts ....................                        247,843
   Receivables:
      Securities sold ...............................................................   $38,135,301
      Dividends .....................................................................     3,323,359
      Contributions .................................................................     2,608,468
      Variation margin ..............................................................     1,717,180
      Interest ......................................................................       233,274       46,017,582
                                                                                        -----------
   Prepaid expenses and other assets ................................................                      1,627,054
                                                                                                      --------------
   Total assets .....................................................................                  1,272,243,880
                                                                                                      --------------
LIABILITIES
   Unrealized depreciation on forward exchange contracts ............................                        538,959
   Bank overdraft ...................................................................                     16,760,363
   Payables:
      Securities purchased ..........................................................     8,551,662
      Beneficial interest redeemed ..................................................     6,360,600
      Investment adviser ............................................................        10,117
      Other affiliates ..............................................................         9,814       14,932,193
                                                                                        -----------
   Accrued expenses and other liabilities ...........................................                        579,868
                                                                                                      --------------
   Total liabilities ................................................................                     32,811,383
                                                                                                      --------------
NET ASSETS
   NET ASSETS .......................................................................                 $1,239,432,497
                                                                                                      --------------
NET ASSETS CONSIST OF
   Investors' capital ...............................................................                 $  931,343,783
   Unrealized appreciation -- net ...................................................                    308,088,714
                                                                                                      --------------
   Net assets .......................................................................                 $1,239,432,497
                                                                                                      --------------

See Notes to Financial Statements.


54                                                                 JUNE 30, 2007

<PG$PCN,057000000>

Statement of Operations                        MASTER INTERNATIONAL INDEX SERIES

FOR THE SIX MONTHS ENDED JUNE 30,2007 (UNAUDITED)

INVESTMENT INCOME
   Dividends (net of $2,291,346 foreign withholding tax) ............................                 $ 19,873,151
   Interest (including $760,130 from affiliates) ....................................                      763,613
                                                                                                      ------------
   Total income .....................................................................                   20,636,764
                                                                                                      ------------
EXPENSES
   Custodian fees ...................................................................   $   192,211
   Accounting services ..............................................................        69,495
   Investment advisory fees .........................................................        54,131
   Pricing fees .....................................................................        31,741
   Professional fees ................................................................        31,505
   Directors' fees and expenses .....................................................         2,976
   Printing and shareholder reports .................................................           608
   Other ............................................................................         8,493
                                                                                        -----------
   Total expenses ...................................................................                      391,160
                                                                                                      ------------
   Investment income -- net .........................................................                   20,245,604
                                                                                                      ------------
REALIZED & UNREALIZED GAIN (LOSS) -- NET
   Realized gain on:
      Investments -- net ............................................................     7,388,347
      Financial futures contracts -- net ............................................     2,697,339
      Foreign currency transactions -- net ..........................................       124,837     10,210,523
                                                                                        -----------
   Change in unrealized appreciation/depreciation on:
      Investments -- net ............................................................    80,930,319
      Financial futures contracts -- net ............................................      (500,013)
      Foreign currency transactions -- net ..........................................      (381,967)    80,048,339
                                                                                        -----------   ------------
   Total realized and unrealized gain -- net ........................................                   90,258,862
                                                                                                      ------------
   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .............................                 $110,504,466
                                                                                                      ============

See Notes to Financial Statements.


JUNE 30, 2007                                                                 55

<PG$PCN,058000000>

Statements of Changes in Net Assets            MASTER INTERNATIONAL INDEX SERIES

INCREASE (DECREASE) INNET ASSETS:

                                                                      FOR THE SIX
                                                                     MONTHS ENDED       FOR THE
                                                                       JUNE 30,        YEAR ENDED
                                                                         2007         DECEMBER 31,
                                                                      (UNAUDITED)         2006
                                                                    --------------   -------------
OPERATIONS
   Investment income -- net .....................................   $   20,245,604   $  17,659,987
   Realized gain -- net .........................................       10,210,523      12,066,140
   Change in unrealized appreciation/depreciation -- net ........       80,048,339     126,438,123
                                                                    --------------   -------------
   Net increase in net assets resulting from operations .........      110,504,466     156,164,250
                                                                    --------------   -------------
CAPITAL TRANSACTIONS
   Proceeds from contributions ..................................      459,741,058     517,743,669
   Fair value of withdrawals ....................................     (160,798,808)   (367,077,433)
                                                                    --------------   -------------
   Net increase in net assets derived from capital transactions..      298,942,250     150,666,236
                                                                    --------------   -------------
NET ASSETS
   Total increase in net assets .................................      409,446,716     306,830,486
   Beginning of period ..........................................      829,985,781     523,155,295
                                                                    --------------   -------------
   End of period ................................................   $1,239,432,497   $ 829,985,781
                                                                    --------------   -------------

See Notes to Financial Statements

Financial Highlights                           MASTER INTERNATIONAL INDEX SERIES

THE FOLLOWING RATIOS HAVE BEEN DERIVED FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS.

                                                     FOR THE SIX
                                                     MONTHS ENDED              FOR THE YEAR ENDED DECEMBER 31,
                                                     JUNE 30,2007   ----------------------------------------------------
                                                     (UNAUDITED)      2006       2005       2004       2003       2002
                                                     -----------    --------   --------   --------   --------   --------
TOTAL INVESTMENT RETURN
   Total investment return .......................        10.69%+      26.61%     13.64%     20.32%     38.97%    (15.81%)
RATIOS TO AVERAGE NET ASSETS
   Expenses, net of reimbursement ................          .07%*        .10%       .10%       .09%       .09%      .08%
   Expenses ......................................          .07%*        .11%       .10%       .10%       .10%      .16%
   Investment income -- net ......................         3.74%*       2.70%      2.53%      2.55%      2.23%     2.21%
SUPPLEMENTAL DATA
   Net assets, end of period (in thousands) ......   $1,239,432     $829,986   $523,155   $322,067   $553,129   $166,820
   Portfolio turnover ............................            8%          23%        11%        14%         9%        20%

*    Annualized

+    Aggregate total investment return.

See Notes to Financial Statements.


56                                                                 JUNE 30, 2007
<PG$PCN,059000000>

Notes to Financial Statements (Unaudited)      MASTER INTERNATIONAL INDEX SERIES

1. SIGNIFICANT ACCOUNTING POLICIES:

Master International Index Series (the "Series"), a non-diversified investment company,is part of Quantitative Master Series LLC (the "Master LLC"). The Master LLC is registered under the Investment Company Act of 1940,as amended, and is organized as a Delaware limited liability company. Prior to June 15,2007, the Master LLC was organized as a Delaware statutory trust (the "Trust"). The Master LLC's Limited Liability Company Agreement (the "LLC Agreement") permits the Directors (and prior to June 15, 2007, the Declaration of Trust permitted the Trustees) to issue non-transferable interests in the Series, subject to certain limitations. Throughout this report the Trust and the Master LLC are referred to as the Master LLC and the Board of Trustees is referred to as the Board of Directors. The Series' financial statements are prepared in conformity with U.S. generally accepted accounting principles,which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments,which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Series.

(a) Valuation of investments -- Equity securities that are held by the Series that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Master LLC. Long positions traded in the over-the-counter ("OTC") markets, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Master LLC. Short positions traded in the OTC markets are valued at the last available asked price. Portfolio securities that are traded both in the OTC markets and on a stock exchange are valued according to the broadest and most representative market.

Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Series from a pricing service or counter-party. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Valuation of short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. The Series employs pricing services to provide certain securities prices for the Series. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Master LLC, including valuations furnished by the pricing services retained by the Series, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Series under the general supervision of the Master LLC's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Master LLC.

Generally, trading in foreign securities,as well as U.S. government securities and money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Series are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally,events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Series' net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Master LLC's Board of Directors or by Black Rock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of Black Rock, Inc., using a pricing service and/or procedures approved by the Master LLC's Board of Directors.

(b) Derivative financial instruments -- The Series may engage in various portfolio investment strategies to provide liquidity or as a proxy for a direct investment in securities underlying the Series' index. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract. The counterparty for certain instruments may pledge cash or securities as collateral.


JUNE 30, 2007                                                                 57

<PG$PCN,060000000>

Notes to Financial Statements (continued)      MASTER INTERNATIONAL INDEX SERIES

- Financial futures contracts -- The Series may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Series deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Series as unrealized gains or losses. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

- Options -- The Series may purchase and write call and put options. When the Series writes an option,an amount equal to the premium received by the Series is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to(or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Series enters into a closing transaction), the Series realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

     Written and purchased options are non-income producing investments.

- Forward foreign exchange contracts -- The Series may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Series as an unrealized gain or loss. When the contract is closed,the Series records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

- Foreign currency options and futures -- The Series may also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Series, sold by the Series but not yet delivered,or committed or anticipated to be purchased by the Series.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Series invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(d) Income taxes -- The Series is classified as a partnership for federal income tax purposes. As such, each investor in the Series is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Series. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Series' assets will be managed so an investor in the Series can satisfy the requirements of Subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income -- Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Series has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Securities lending -- The Series may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Series and any additional required collateral is delivered to the Series on the next business day. Where the Series receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Series typically receives the income on the loaned securities


58                                                                 JUNE 30, 2007

<PG$PCN,061000000>

Notes to Financial Statements (continued)      MASTER INTERNATIONAL INDEX SERIES

but does not receive the income on the collateral. Where the Series receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Series may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Series also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(g) Recent accounting pronouncements -- Effective June 29, 2007, the Series implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109"("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Series,and has determined that the adoption of FIN 48 does not have a material impact on the Series' financial statements. The Series files U.S. and various state tax returns. No income tax returns are currently under examination. The statute of limitations on the Series' tax returns remains open for the years ended December 31, 2003 through December 31, 2006.

In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Series' financial statements, if any, has not been determined.

In addition, in February 2007, Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157.

FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Series' financial statements, if any, has not been determined.

(h) Bank overdraft -- The Series recorded a bank overdraft which resulted from management estimates of available cash.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Master LLC has entered into an Investment Advisory Agreement with the Manager. Merrill Lynch & Co., Inc. ("Merrill Lynch") and The PNC Financial Services Group, Inc. are the principal owners of BlackRock, Inc.

The Manager is responsible for the management of the Series' investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Series. For such services, the Series pays a monthly fee at an annual rate of .01% of the average daily value of the Series' net assets. The Manager has entered into a contractual arrangement with the Series under which the expenses incurred by the Series will not exceed .12%. This arrangement has a one-year term and is renewable.

In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, under which the Manager pays BIM for services it provides a monthly fee at an annual rate that is a percentage of the management fee paid by the Series to the Manager.

For the six months ended June 30, 2007, the Series reimbursed the Manager $8,962 for certain accounting services.

In addition, Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly owned subsidiary of Merrill Lynch,or its affiliates, received $40,963 in commissions on the execution of portfolio security transactions for the Series for the six months ended June 30, 2007.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock, Inc. or its affiliates.


JUNE 30, 2007                                                                 59

<PG$PCN,062000000>

Notes to Financial Statements (concluded)      MASTER INTERNATIONAL INDEX SERIES

3. INVESTMENTS:

Purchases and sales of investments, excluding short-term securities,for the six months ended June 30, 2007 were $408,936,386 and $79,280,648, respectively.

4. COMMITMENTS:

At June 30, 2007, the Series had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to buy and sell various foreign currencies with approximate values of $263,000 and $15,001,000, respectively.

5. SHORT-TERM BORROWINGS:

The Master LLC, on behalf of the Series, along with certain other funds managed by the Manager and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2007. The Series may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Series may borrow up to the maximum amount allowable under the Series' current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Series pays a commitment fee of .06% per annum based on the Series' pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Series did not borrow under the credit agreement during the six months ended June 30,2007.


60                                                                 JUNE 30, 2007

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE
MANAGEMENT AGREEMENT OF THE FUNDS (UNAUDITED)

INTERIM RENEWAL

In prior years, the Board of Trustees ("Board" or "Trustees") typically has considered the annual renewal of the existing Management Agreement between American Beacon Advisors, Inc. (the "Manager") and the American Beacon Funds (the "Trust"), on behalf of the International Equity Index, S&P 500 Index, and Small Cap Index Funds (each, a "Fund" and collectively, the "Funds"), at the Board meeting held in the first quarter of each year. At the November 15, 2006 meeting, the Board decided to conduct these annual renewals at their second quarter meeting each year to enable the Trustees to consider more year-end data in their deliberations. At the March 8, 2007 Board meeting, the Board considered renewal of the Management Agreement on an interim basis until the Board meeting scheduled for the second quarter, at which meeting the Board would perform a comprehensive review of factors relevant to an annual renewal.

In connection with the interim renewal, the Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager. Further, the Board took into consideration information furnished for the Board's review and consideration throughout the year at regular Board and Investment Committee meetings. The Board considered several factors at its March 2007 meeting but did not identify any particular information that was most relevant to its consideration to renew the Management Agreement, and each Trustee may have afforded different weight to these factors. The Board determined that certain factors typically considered in connection with an annual renewal were not material with respect to an interim renewal.

In determining whether to renew the Management Agreement on an interim basis, the Trustees considered the best interests of each Fund separately. The following considerations and conclusions are applicable to all Funds.

Cost of Services. The Board considered that the Manager's fee rate schedule for the Funds had not changed since the last contract renewal.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Trustees considered that the Manager continues to provide high-quality services to each Fund at a low cost to investors and provides a comprehensive compliance program for each Fund. Based on this information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager were appropriate for each Fund and, thus, supported a decision to renew the Management Agreement on an interim basis.

Investment Performance. The Board considered the performance reports and discussions with management at Board and Investment Committee meetings throughout the year.

In considering the renewal of the Management Agreement with the Manager with respect to the International Equity Index Fund, the Trustees considered that the Fund outperformed both its benchmark index and the respective Lipper index for the 2006 calendar year. In considering the renewal of the Management Agreement with the Manager with respect to the S&P 500 Index Fund, the Trustees considered that the Fund outperformed its benchmark index (before the deduction of fund expenses) and its respective Lipper index for the 2006 calendar year. In considering the renewal of the Management Agreement with the Manager with respect to the Small Cap Index Fund, the Trustees considered that the Fund outperformed its respective Lipper index and underperformed its benchmark index for the 2006 calendar year.

Based on these considerations, among others, the Trustees determined that the Funds and their shareholders would benefit from the Manager's continued management of the Funds until the next regular Board meeting and approved the renewal of the Agreement with respect to each of the Funds on an interim basis until the next regular Board meeting.

                                       61

<PG$PCN,064000000>

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE
MANAGEMENT AGREEMENT OF THE FUNDS (UNAUDITED)

ANNUAL RENEWAL

At its May 25, 2007 meeting, the Board considered the renewal of the existing Management Agreement. In preparation for the Board's consideration to renew the Management Agreement, the Board and its Investment Committee undertook steps to gather and consider information furnished by the Manager and Lipper, Inc. ("Lipper"). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager.

In addition, the Board's Investment Committee worked with Lipper to obtain relevant comparative information regarding the performance, fees and expenses of the Funds. The Investment Committee held a separate meeting on May 4, 2007 to consider the information provided by Lipper. Further, the Board took into consideration information furnished for the Board's review and consideration throughout the year at regular Board and Investment Committee meetings, as well as information specifically prepared in connection with the renewal process.

The Trustees considered, among other materials, responses by the Manager to inquiries requesting:

     - a description of any significant changes (actual or anticipated) to principal activities, personnel, services provided to the Funds, or any other area, including how these changes might affect the Funds;

     - a copy of the Manager's most recent audited or unaudited financial statements as well as its SEC Form ADV registration statement;

     - a summary of any material past, pending or anticipated litigation or regulatory proceedings involving the Manager or its personnel, including the results of any recent regulatory examination or independent audit;

     - a comparison of the performance of each Fund to comparable investment companies and appropriate indices, including comments on the relative performance of each Fund versus the respective peer group average;

     - a profit/loss analysis of the Manager and any actual or anticipated economies of scale in relation to the services it provides to each Fund;

     - a description of any payments by the firm to support the Funds' marketing efforts;

     - an analysis of compensation, including a comparison with fees charged to other clients for which similar services are provided, any proposed changes to the fee schedule and the effect of any fee waivers;

     - an evaluation of other benefits to the Manager or Funds as a result of their relationship, if any;

     - confirmation that the Manager's financial condition does not raise concerns that the Manager would be unable to continue providing the same scope and quality of services to the Funds;

     - a description of the scope of portfolio management services provided to the Funds and the Manager's other clients, including other registered investment companies, whether such services differ, and any advantages or disadvantages that might accrue to the Funds due to the Manager's involvement in other activities;

     - a description of the personnel who are assigned primary responsibility for managing the Funds, including any changes during the past year , and a discussion of the adequacy of current and projected staffing levels to service the Funds;

     - a description of the basis upon which portfolio managers are compensated, including any "incentive" arrangements;

     - a discussion regarding the Manager's participation in "soft dollar" arrangements, if any, or other brokerage allocation policies with respect to Fund transactions, including the Manager's methodology for obtaining the most favorable execution and the use of any affiliated broker-dealers;

     - a discussion of whether the Manager receives, with respect to the Funds, other compensation, including any payment for order flow or ECN liquidity rebates;

     - a description of any actual or potential conflicts of interest anticipated in managing Fund assets;

     - a description of trade allocation procedures among accounts managed by the Manager;


                                       62

<PG$PCN,065000000>

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE
MANAGEMENT AGREEMENT OF THE FUNDS (UNAUDITED)

     - a summary of any material changes to the Manager's compliance program with regard to federal, state, corporate and Fund requirements and a certification to the reasonable design of the compliance program;

     -    a discussion of any material compliance problems and remedial actions;

     - information regarding the Manager's code of ethics, insider trading policy and disaster recovery plan, including a description of any material changes thereto;

     -    a description of the Manager's affiliation with any broker-dealer;

     - a discussion of any anticipated change in the Manager's controlling persons;

     - verification of the Manager's insurance coverage with regards to the services provided to the Funds;

     - a comparison of advisory fees and expense ratios for comparable mutual funds;

     - an analysis of any material complaints received from Fund shareholders;

     - a description of any revenue sharing activities with respect to the Funds;

     - a discussion of any rebate arrangements between the Manager and service providers to the Funds pursuant to which the Manager receives direct or indirect benefits from the service provider; and

     - a description of how expenses that are not readily identifiable to a particular Fund are allocated.

The Board also obtained an analysis provided by Lipper that compared: (i) investment performance of each Fund versus comparable investment companies and appropriate indices; (ii) total Fund expenses of each Fund versus comparable mutual funds, and (iii) each Fund's investment advisory fees versus comparable mutual funds. For each Fund, the class used for comparative purposes was the class with the longest performance history, which in most cases is the Institutional Class. References below to each Fund's Lipper peer group are to the group of comparable mutual funds included in the analysis provided by Lipper.

The Trustees also received a memorandum from their legal counsel detailing the Board's responsibilities pertaining to the renewal of the Management and Investment Advisory Agreements. This memorandum explained the regulatory requirements surrounding the Trustees' process for evaluating investment advisors and the terms of the contracts.

Provided below is an overview of the primary factors the Board considered at its May 25, 2007 meeting. The Board did not identify any particular information that was most relevant to its consideration to renew the Management Agreement, and each Trustee may have afforded different weight to the various factors.

CONSIDERATIONS WITH RESPECT TO ALL FUNDS

In determining whether to approve the continuance of the Management Agreement, the Trustees considered the best interests of each Fund separately. In addition, while the Management Agreement for all of the Funds was considered at the same Board meeting, the Board considered each Fund's investment management relationships separately. In each instance, the Board considered, among other things, the following factors: (1) the nature and quality of the services provided; (2) the investment performance of the Fund and the investment advisor;
(3) the Manager's cost for providing the services and the profitability of the advisory business to the Manager; (4) the extent to which economies of scale have been taken into account in setting the fee schedule; (5) whether fee levels reflect these economies of scale for the benefit of Fund investors; (6) comparisons of services and fees with contracts entered into by the Manager with other clients (such as pension funds and other institutional funds); and (7) any other benefits derived or anticipated to be derived by the Manager from its relationship with a Fund. The Trustees posed questions to various management personnel of the Manager regarding certain key aspects of the material submitted in support of the renewal.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered: the background and experience of key investment personnel and the Manager's ability to retain them; the Manager's disciplined investment approach and goal to provide consistent above average long-term performance at a low cost; the Manager's continuing efforts to add new series and share classes to enhance the Funds' product line; the Manager's record in building improved compliance, control and credit functions that reduce risks to the Funds; the addition of personnel to manage the Funds, promote sales and improve services,


                                       63
<PG$PCN,066000000>

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT OF THE FUNDS (UNAUDITED)

including the addition of a separate new information technology (IT) department at the Manager; the high rankings received by the Funds in service surveys; and the active role played by the Manager in monitoring and, as appropriate, recommending replacements for the master portfolios.

Based on the foregoing information, the Board concluded that the nature, extent and quality of the management services provided by the Manager were appropriate for each Fund and, thus, supported a decision to renew the Management Agreement.

Investment Performance. The Board evaluated the comparative information provided by Lipper and the Manager regarding each Fund's investment performance relative to its benchmark index(es) and peer group. With respect to Lipper data, the Board considered the information provided by Lipper regarding its independent peer selection methodology to select all peer groups and universes. The Board also considered the performance reports and discussions with management at Board and Committee meetings throughout the year. A discussion regarding the Board's considerations with respect to each Fund's performance appears below under "Additional Considerations and Conclusions with Respect to Each Fund."

Cost of Services and Profits Realized. In analyzing the cost of services and profitability of the Manager by Fund, the Board considered the revenues earned and the expenses incurred by the Manager. The profitability levels were noted at both an individual Fund level and at an aggregate level for all Funds. The Board also considered that the Management Agreement stipulates that to the extent that a Fund invests all of its investable assets in another registered investment company, the Fund will not pay the Manager a management fee. The Funds operate under a master-feeder structure whereby each Fund invests all of its assets in a master portfolio that is not managed by the Manager. As such, the Board considered that the Manager does not receive a management fee with respect to the Funds.

The Board considered that the Manager receives service and administrative fees to compensate the Manager for providing administrative services to the Funds and to compensate third-party administrators and broker-dealers for services to Fund shareholders. The Board also noted that the non-Institutional Classes of the Funds maintain higher expense ratios in order to compensate third party distributors but the net fee to the Manager is generally the same for all Classes.

Based on the foregoing information, the Board concluded that the profitability levels were reasonable in light of the services performed by the Manager. A discussion regarding the Board's considerations with respect to each Fund's fee rates is set forth below under "Additional Considerations and Conclusions with Respect to Each Fund."

Economies of Scale. The Board considered whether economies of scale will be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of Fund shareholders.

The Board also considered the Manager's representations that its costs have increased due primarily to greater service provider and regulatory costs. The Manager also represented that it anticipates further economies of scale would be largely offset by higher costs of adding and retaining qualified personnel, improving technology and increasing demands on its advisory business.

Based on the foregoing information, the Board concluded that the Manager's fee schedule provides for a reasonable sharing of benefits from any economies of scale with each Fund.

Benefits Derived from the Relationship with the Funds. The Board considered the "fall-out" or ancillary benefits that accrue to the Manager as a result of the advisory relationships with the Funds, including expanding the level of assets under management by the Manager. In addition, the Board noted that the Manager provides services to the Trust at a relatively low cost, and the benefit plans of AMR Corporation have invested a substantial number of assets in the Funds, which helps reduce costs.


                                       64

<PG$PCN,067000000>

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT OF THE FUNDS (UNAUDITED)

Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager by virtue of its relationships with the Funds appear to be fair and reasonable.

ADDITIONAL CONSIDERATIONS AND CONCLUSIONS WITH RESPECT TO EACH FUND

The performance comparisons below were made versus each Fund's Lipper peer universe median. References to the Lipper expense group below are to the group of comparable mutual funds included in the analysis provided to the Trustees by Lipper. All performance comparisons are for periods ended March 31, 2007, unless otherwise noted.

Additional Considerations and Conclusions with Respect to the International Equity Index Fund. In considering the renewal of the Management Agreement with respect to the International Equity Index Fund (the "Fund"), the Trustees considered the following additional factors: (1) the performance of the Fund was higher than its Lipper peer universe median for the one-, three- and five-year periods; (2) the Fund's actual management fee (including administrative fees) and the total expense ratio was lower than the Lipper expense group median.

Based on these considerations and those noted above with respect to all Funds, the Trustees (1) concluded that the fees paid to the Manager under the Management Agreement are fair and reasonable, (2) determined that the Fund and its shareholders would benefit from the Manager's continued management of the Fund and (3) approved the renewal of the Management Agreement with respect to the Fund.

Additional Considerations and Conclusions with Respect to the S&P 500 Index Fund. In considering the renewal of the Management Agreement with respect to the S&P 500 Index Fund (the "Fund"), the Trustees considered the following additional factors: (1) the Fund outperformed its peer universe median for the one-, three-, five- and ten-year periods; and (2) the Fund's actual management fee (including administrative fees) and the total expense ratio was lower than its Lipper expense group median.

Based on these considerations and those noted above with respect to all Funds, the Trustees (1) concluded that the fees paid to the Manager under the Management Agreement are fair and reasonable, (2) determined that the Fund and its shareholders would benefit from the Manager's continued management of the Fund and (3) approved the renewal of the Management Agreement with respect to the Fund.

Additional Considerations and Conclusions with Respect to the Small Cap Index Fund. In considering the renewal of the Management Agreement with respect to the Small Cap Index Fund (the "Fund"), the Trustees considered the following additional factors: (1) the Fund outperformed its peer universe median for the one-year period and underperformed for the three- and five-year periods; and (2) the Fund's actual management fee (including administrative fees) and the total expense ratio was lower than its Lipper expense group median.

Based on these considerations and those noted above with respect to all Funds, the Trustees (1) concluded that the fees paid to the Manager under the Management Agreement are fair and reasonable, (2) determined that the Fund and its shareholders would benefit from the Manager's continued management of the Fund and (3) approved the renewal of the Management Agreement with respect to the Fund.


                                       65

<PG$PCN,068000000>

                        (AMERICAN BEACON FUNDS(SM) LOGO)

DELIVERY OF DOCUMENTS

To reduce expenses, your financial institution may mail only one copy of the Prospectus, Annual Report and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.

If you invest in the Fund through a financial institution, you may be able to receive the Fund's regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution's name or contact your financial institution directly.

TO OBTAIN MORE INFORMATION ABOUT THE FUND:

        (KEYBOARD GRAPHIC)                                 (MOUSE GRAPHIC)

            BY E-MAIL:                                     ON THE INTERNET:
                                                         Visit our website at
american_beacon.funds@ambeacon.com                   www.americanbeaconfunds.com


        (TELEPHONE GRAPHIC)                               (MAILBOX GRAPHIC)

           BY TELEPHONE:                                      BY MAIL:

        Institutional Class                             American Beacon Funds
        Call (800) 658-5811                                P.O. Box 219643
        PlanAhead Class(R)                              Kansas City, MO 64121
          (800) 388-3344

AVAILABILITY OF QUARTERLY PORTFOLIO        AVAILABILITY OF PROXY VOTING POLICY
             SCHEDULES                                 AND RECORDS

In addition to the Schedule of             A description of the policies and
Investments provided in each               procedures that the Funds use to
semi-annual and annual report, each        determine how to vote proxies
Fund files a complete schedule of its      relating to portfolio securities is
portfolio holdings with the                available in each Fund's Statement of
Securities and Exchange Commission         Additional Information, which may be
("SEC") on Form N-Q as of the first        obtained free of charge by calling
and third fiscal quarters. The Fund's      1-800-967-9009 or by accessing the
Forms N-Q are available on the SEC's       SEC's website at www.sec.gov. Each
website at www.sec.gov. The Forms N-Q      Fund's proxy voting record for the
may also be reviewed and copied at         most recent year ended June 30 is
the SEC's Public Reference Room, 450       filed annually with the SEC on Form
Fifth Street, NW, Washington, DC           N-PX. The Fund's Forms N-PX are
20549. Information regarding the           available on the SEC's website at
operation of the SEC's Public              www.sec.gov. The Fund's proxy voting
Reference Room may be obtained by          record may also be obtained by
calling 1-800-SEC-0330. A complete         calling 1-800-967-9009.
schedule of the Fund's portfolio
holdings is also available on the
Funds' website
(www.americanbeaconfunds.com)
approximately thirty days after the
end of each fiscal quarter.

FUND SERVICE PROVIDERS:

CUSTODIAN               TRANSFER AGENT          INDEPENDENT REGISTERED   DISTRIBUTOR
STATE STREET BANK AND   BOSTON FINANCIAL DATA   PUBLIC ACCOUNTING        FORESIDE FUND SERVICES
TRUST                   SERVICES                FIRM                     Portland, Maine
Boston, Massachusetts   Kansas City, Missouri   ERNST & YOUNG LLP
                                                Dallas, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current prospectus.

American Beacon Funds is a service mark of AMR Corporation. American Beacon Small Cap Index Fund and American Beacon International Equity Index Fund are service marks of American Beacon Advisors, Inc.
                                                                        SAR 6/07
                                                                          540289

 GUIDANCE | VISION | EXPERIENCE



(AMERICAN BEACON FUNDS(SM) LOGO)

Semi-Annual Report

June 30, 2007

TREASURY INFLATION PROTECTED SECURITIES FUND

<PG$PCN,002000000>

ABOUT AMERICAN BEACON

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

CONTENTS

President's Message ...............................................        1

Market and Performance Overview ...................................        2

Schedule of Investments ...........................................        5

Additional Information ............................................   Back Cover

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor's strategies and the Fund's portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds                                              June 30, 2007

<PG$PCN,003000000>

(PHOTO OF DOUGLAS G. HERRING)

FELLOW SHAREHOLDERS,

     I am pleased to present to you the Semi-Annual Report for the American Beacon Treasury Inflation Protected Securities Fund for the six months ended June 30, 2007.

     For this period, the Fund performed well, returning 2.10% versus the Lipper TIPS Fund Index return of 1.39%.

     Please review the enclosed portfolio listings and detailed financial data. As always, we welcome the opportunity to serve your financial needs. Should you have any questions about the enclosed information, please do not hesitate to contact us at 800-967-9009. You may access Fund and account information at www.americanbeaconfunds.com. Thank you for your continued confidence in the American Beacon Funds.

                                        Sincerely,


                                        /s/ Douglas G. Herring

                                        Douglas G. Herring
                                        President
                                        American Beacon Funds

Investing in debt securities entails interest rate risk which is the risk that debt securities will decrease in value with increases in market interest rates.


                                        1

<PG$PCN,004000000>

MARKET OVERVIEW
JUNE 30, 2007 (UNAUDITED)

          A sudden global risk aversion trade in late-February brought the first meaningful correction in equity prices in nine months and initiated a significant rally in high-quality bond markets. During the first half of 2007, the Lehman Brothers U.S. 1-10 year TIPS Index returned 2.49% while the Lehman Brothers Aggregate Index returned 0.98%. During the second quarter, real yields were markedly higher as strong economic data and increased growth projections diminished the probability of a near-term ease by the Federal Reserve Board. The ten-year Treasure Inflation Protected Securities ("TIPS") yield reached a multi-year high of over 2.75% during the period before ending the first half of the year at 2.65%. Through June, year-over-year Consumer Price Index ("CPI") had advanced at a 2.7% clip. Current TIPS valuations suggest that investors project CPI to average 2.4% annually over the next decade. This is well below the 3.1% average of the past 25 years.

          Due to the decrease in the federal budget deficit, the U.S. Treasury ("Treasury") has been lowering their borrowing requirements and cutting back TIPS auctions by about 20%. The Treasury auctioned $6.0 billion of 10-year TIPS in April and the auction was met with reasonably strong demand. TIPS yields rose during the first half of the year and the real yield curve flattened in shape. The most pronounced increase was in the short portion of the curve where real yields rose by 0.33%. Yields on five-year and 30-year TIPS rose by 0.20% and 0.26%, respectively.


                                        2

<PG$PCN,005000000>

PERFORMANCE OVERVIEW
AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND(SM)
JUNE 30, 2007 (UNAUDITED)

          The Institutional Class of the Fund returned 2.10% for the period from January 1, 2007 through June 30, 2007, trailing the Lehman Brothers 1-10 Yr U.S. TIPS Index (the "Index") return of 2.49%. The Fund outperformed the Lipper TIPS Index return of 1.39% for the same time period.

                            ANNUALIZED TOTAL RETURNS
                              PERIODS ENDED 6/30/07

                                                                               SINCE
                                                   6                         INCEPTION
                                                MONTHS*   1 YEAR   3 YEARS    6/30/04
                                                -------   ------   -------   ---------
Institutional Class(1,3) ....................    2.10%     3.38%    2.99%      2.99%
Lehman Bros. 1- 10 Yr. U.S. TIPS Index(2) ...    2.49%     4.19%    3.63%      3.63%
Lehman Bros. U.S. TIPS Index(2) .............    1.73%     3.99%    3.80%      3.80%
Lipper TIPS Funds Index(2) ..................    1.39%     3.54%    3.62%      3.62%

*    NOT ANNUALIZED

1. Performance shown is historical and may not be indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2. The Lehman Bros. 1-10 Yr. U.S. TIPS Index is an unmanaged market index comprising U.S. Treasury inflation-indexed securities with maturities between one and ten years while the Lehman Bros. U.S. TIPS Index includes all maturities. The Lipper TIPS Funds Index tracks the results of the 30 largest mutual funds in the Lipper TIPS Fund category. Lipper is an independent mutual fund research and ranking service. One cannot directly invest in an index.

3. The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Fund was 0.49%. After contractual expense reimbursements through February 28, 2008, the net expense ratio disclosed in the most recent prospectus was 0.35%. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

          The Fund underperformed the Index for the six-month period by 39 basis points. While part of the underperformance can be attributed to Fund expenses, sub-advisor performance also negatively impacted the Fund over the past six months. The underperformance occurred in both the first and second quarters of the year. In the first quarter, exposure to non-Index securities (U.S. corporate inflation-linked bonds and German and French government inflation-linked bonds) hurt performance as spreads between corporate and government yields widened. In the second quarter, non-U.S. government inflation-linked bonds continued to underperform, and an overweight position in intermediate-term TIPS subtracted value as the TIPS yield curve flattened. Lastly, the Fund held a position in the inflation-linked debt of the Student Loan Marketing Association ("SLMA"). This position was negatively impacted by the structure of a pending private equity transaction which would subordinate current SLMA unsecured bondholders.

          The Fund remains focused on investing primarily in TIPS to provide inflation protection and income to its shareholders.

TOP TEN HOLDINGS

                                             % OF
                                              NET
                                            ASSETS
                                            ------
U.S. Treasury Note, 3.375%, Due 1/15/2012    13.7%
U.S. Treasury Note, 0.875%, Due 4/15/2010    11.1%
U.S. Treasury Note, 1.875%, Due 7/15/2015    10.0%
U.S. Treasury Note, 2.000%, Due 1/15/2016     9.2%
U.S. Treasury Note, 3.000%, Due 7/15/2012     7.4%
U.S. Treasury Note, 2.000%, Due 1/15/2014     7.2%
U.S. Treasury Note, 1.875%, Due 7/15/2013     6.0%
U.S. Treasury Note, 1.625%, Due 1/15/2015     5.8%
U.S. Treasury Note, 2.500%, Due 7/15/2016     5.4%
U.S. Treasury Note, 3.500%, Due 1/15/2011     4.7%


                                        3

<PG$PCN,006000000>

PERFORMANCE OVERVIEW
AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND(SM)
JUNE 30, 2007 (UNAUDITED)

PORTFOLIO DIVERSIFICATION

                   % OF
               FIXED INCOME
               ------------
A                   0.3%
AA                  0.6%
AAA                98.9%
UNCLASSIFIED        0.2%

                               (PERFORMANCE GRAPH)

U.S. Government Sponsored Agency Instruments    0.2%
Corporate Obligations                           1.2%
U.S. Government Treasury Obligations           98.6%

FUND EXPENSE EXAMPLE

     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, administrative service fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2007 through June 30, 2007.

ACTUAL EXPENSES

     The "Actual" line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The "Hypothetical" line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund's actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

     You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the "Hypothetical" line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

                                 Beginning     Ending
                                  Account     Account     Expenses Paid
                                   Value       Value     During Period*
                                   1/1/07     6/30/07    1/1/07-6/30/07
                                 ---------   ---------   --------------
INSTITUTIONAL CLASS
Actual                           $1,000.00   $1,020.99        $2.00
Hypothetical                     $1,000.00   $1,022.81        $2.01
   (5% return before expenses)

* Expenses are equal to the Fund's annualized expense ratio for the six-month period of 0.40% for the Institutional Class, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.


                                        4
<PG$PCN,007000000>

AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND
SCHEDULE OF INVESTMENTS
June 30, 2007 (Unaudited)

                                                               PAR
                                                              AMOUNT     VALUE
                                                             --------   -------
                                                                (DOLLARS IN
                                                                 THOUSANDS)
CORPORATE OBLIGATIONS - 1.15%
   Allstate Life Global Funding, 3.83%, Due 3/1/2010 ++....  $    100   $    93
   Lehman Brothers Holdings, Inc., 4.05%, Due 6/2/2009 ++..       105       101
   Merrill Lynch & Co., Inc., 3.94%, Due 3/2/2009 ++.......       150       144
   Toyota Motor Credit Corp., 5.03%, Due 2/5/2016 ++.......       110       105
                                                                        -------
   TOTAL CORPORATE OBLIGATIONS                                              443
                                                                        -------
U.S. AGENCY OBLIGATIONS - 0.25%
FEDERAL NATIONAL MORTGAGE ASSOCIATION - 0.25%
   3.919%, Due 2/17/2009 ++................................       100        96
                                                                        -------
U.S. TREASURY OBLIGATIONS - 97.16%
   3.875%, Due 1/15/2009 #.................................     1,040     1,056
   4.25%, Due 1/15/2010 #..................................       823       854
   0.875%, Due 4/15/2010 #.................................     4,489     4,263
   3.50%, Due 1/15/2011 #..................................     1,757     1,808
   2.375%, Due 4/15/2011 #.................................     1,431     1,416
   3.375%, Due 1/15/2012 #.................................     5,109     5,273
   3.00%, Due 7/15/2012 #..................................     2,799     2,853
   1.875%, Due 7/15/2013 #.................................     2,402     2,304
   2.00%, Due 1/15/2014 #..................................     2,874     2,762
   2.00%, Due 7/15/2014 #..................................     1,809     1,736
   1.625%, Due 1/15/2015 #.................................     2,381     2,213
   1.875%, Due 7/15/2015 #.................................     4,069     3,845
   2.00%, Due 1/15/2016 #..................................     3,738     3,549
   2.50%, Due 7/15/2016 #..................................     2,092     2,069
   2.375%, Due 1/15/2017 #.................................       789       770
   4.625%, Due 2/15/2017...................................       650       630
                                                                        -------
TOTAL U.S. TREASURY OBLIGATIONS                                          37,401
                                                                        -------

                                                              SHARES
                                                             --------
SHORT TERM INVESTMENTS - 0.35%
   American Beacon Money Market Select Fund @..............   136,724       137
                                                                        -------
TOTAL INVESTMENTS - 98.91% (COST $38,742)                               $38,077
OTHER ASSETS, NET OF LIABILITIES - 1.09%                                    419
                                                                        -------
TOTAL NET ASSETS - 100.00%                                              $38,496
                                                                        =======

                             See accompanying notes


                                        5

<PG$PCN,008000000>

AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND
SCHEDULE OF INVESTMENTS
June 30, 2007 (Unaudited)

     Percentages are stated as a percent of net assets.

++ The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.

#    Inflation-Indexed Note.

@    The Fund/Trust is affiliated by having the same investment advisor.

                             See accompanying notes


                                        6

<PG$PCN,009000000>

AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2007 (UNAUDITED) (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

ASSETS:
   Investments in unaffiliated securities, at value A...........   $   37,940
   Investments in affiliated securities, at value B.............          137
   Dividends and interest receivable............................          396
   Receivable for fund shares sold..............................           51
   Receivable for expense reimbursement.........................            3
                                                                   ----------
      TOTAL ASSETS..............................................       38,527
                                                                   ----------
LIABILITIES:
   Management and investment advisory fees payable (Note 2).....           15
   Administrative service and service fees payable..............            3
   Other liabilities............................................           13
                                                                   ----------
      TOTAL LIABILITIES.........................................           31
                                                                   ----------
NET ASSETS......................................................   $   38,496
                                                                   ==========
ANALYSIS OF NET ASSETS:
   Paid-in-capital..............................................       39,401
   Undistributed net investment income..........................        1,280
   Accumulated net realized loss................................       (1,520)
   Unrealized depreciation of investments, futures contracts,
      and foreign currency......................................         (665)
                                                                   ----------
NET ASSETS......................................................   $   38,496
                                                                   ==========
SHARES OUTSTANDING (NO PAR VALUE):
   Institutional Class..........................................    3,955,287
                                                                   ==========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
   Institutional Class..........................................   $     9.73
                                                                   ==========
A Cost of investments in unaffiliated securities................   $   38,605
B Cost of investments in affiliated securities..................   $      137

                             See accompanying notes


                                        7
<PG$PCN,010000000>

AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED) (IN THOUSANDS)

INVESTMENT INCOME:
   Dividend income from affiliated securities .........................   $   25
   Interest income ....................................................    1,346
                                                                          ------
      TOTAL INVESTMENT INCOME .........................................    1,371
                                                                          ------
EXPENSES:
   Management and investment advisory fees (Note 2) ...................       42
   Administrative service fees (Note 2):
      Institutional Class .............................................       19
   Custody and fund accounting fees ...................................        2
   Professional fees ..................................................       13
   Registration fees and expenses .....................................       12
   Prospectus and shareholder reports .................................        2
   Other expenses .....................................................        1
                                                                          ------
      TOTAL EXPENSES ..................................................       91
                                                                          ------
   Net fees waived and expenses reimbursed by Manager (Note 2) ........      (14)
                                                                          ------
      NET EXPENSES ....................................................       77
                                                                          ------
NET INVESTMENT INCOME .................................................    1,294
                                                                          ------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) from:
      Investments .....................................................      (80)
      Foreign currency transactions ...................................        1
   Change in net unrealized appreciation or depreciation of:
      Investments .....................................................     (420)
                                                                          ------
         NET LOSS ON INVESTMENTS ......................................     (499)
                                                                          ------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..................   $  795
                                                                          ======

                             See accompanying notes


                                        8

<PG$PCN,011000000>

AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND
STATEMENT OF CHANGES OF NET ASSETS (IN THOUSANDS)

                                                                                Six Months
                                                                                  Ended      Year Ended
                                                                                 June 30,     December
                                                                                   2007       31, 2006
                                                                               -----------   ----------
                                                                               (unaudited)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income ...................................................    $  1,294      $    926
   Net realized loss on investments, futures contracts, and foreign
      currency transactions ................................................         (79)         (975)
   Change in net unrealized appreciation or (depreciation) of
      investments, futures contracts, and foreign currency translations ....        (420)          357
                                                                                --------      --------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .................         795           308
                                                                                --------      --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income:
      Institutional Class ..................................................          --          (952)
   Net realized gain on investments:
      Institutional Class ..................................................          --           (95)
                                                                                --------      --------
         NET DISTRIBUTIONS TO SHAREHOLDERS .................................          --        (1,047)
                                                                                --------      --------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sales of shares ...........................................      15,239        16,407
   Reinvestment of dividends and distributions .............................          --         1,048
   Cost of shares redeemed .................................................     (11,330)      (13,508)
                                                                                --------      --------
      NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS ...........       3,909         3,947
                                                                                --------      --------
NET INCREASE IN NET ASSETS .................................................       4,704         3,208
                                                                                --------      --------
NET ASSETS:
   Beginning of period .....................................................      33,792        30,584
                                                                                --------      --------
   END OF PERIOD* ..........................................................    $ 38,496      $ 33,792
                                                                                ========      ========
*Includes undistributed net investment income of ...........................    $  1,280      $     --
                                                                                ========      ========

                             See accompanying notes


                                        9
<PG$PCN,012000000>

AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2007 (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

          American Beacon Funds (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the "Act"), as amended, as a no load, diversified, open-end management investment company. These financial statements and notes to the financial statements relate to the American Beacon Treasury Inflation Protected Securities Fund (the "Fund"), a series of the Trust.

          American Beacon Advisors, Inc. (the "Manager") is a wholly-owned subsidiary of AMR Corporation and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

     Security Valuation

          Investments are valued at the close of the New York Stock Exchange (the "Exchange"), normally 4 p.m. ET, each day that the Exchange is open for business.

          Debt securities (other than short-term securities) normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. When a price is unavailable from a pricing service or when the price provided by the pricing service is deemed not to represent fair value, the prices of debt securities may be determined using quotes obtained from brokers.

          Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method, which approximates market value.

          Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board of Trustees (the "Board").

     Security Transactions and Investment Income

          Security transactions are recorded on the trade date of the security purchase or sale. The Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations.

          Dividend income, net of foreign taxes, is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

          Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond is recorded as interest income, even though principal is not received until maturity.


                                       10

<PG$PCN,013000000>

AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2007 (UNAUDITED)

     Dividends to Shareholders

          Dividends from net investment income of the Fund normally will be declared and paid semi-annually. Distributions, if any, of net realized capital gains are generally paid annually and recorded on the ex-dividend date.

     Currency Translation

          All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses and purchases and sales of investments are translated in U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

     Forward Foreign Currency Exchange Contracts

          The Fund may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of Fund securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation. The Fund bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Fund also bears the credit risk if the counterparty fails to perform under the contract.

     Use of Estimates

          The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

     Recently Issued Accounting Pronouncements

          On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance on how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The Fund adopted the provisions of FIN 48 effective January 1, 2007. Tax positions taken by the Fund have been deemed to meet the more likely than not threshold, and therefore there have been no adjustments to the Fund's net asset value per share.

          In September 2006, the FASB issued Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The Manager is evaluating the impact of FAS 157; however, it is not expected to have a material impact on the Fund's net assets or results of operations.


                                       11

<PG$PCN,014000000>

AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2007 (UNAUDITED)

          Other

          Under the Trust's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust's maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2. TRANSACTIONS WITH AFFILIATES

     Management Agreement

          The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all administrative, investment advisory, and fund management. Investment assets of the Fund are managed by multiple investment advisors which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Fund an annualized fee equal to 0.10% of the average daily net assets plus amounts paid by the Manager to the investment advisors hired by the Manager to direct investment activities of the Fund. Management fees paid during the six months ended June 30, 2007 were as follows:

                          AMOUNTS PAID TO   NET AMOUNTS
MANAGEMENT   MANAGEMENT      INVESTMENT     RETAINED BY
 FEE RATE        FEE          ADVISORS        MANAGER
----------   ----------   ---------------   -----------
   0.22%       $42,232        $23,036         $19,196

     Administrative Services Agreement

          The Manager and the Trust entered into an Administrative Services Agreement which obligates the Manager to provide or oversee administrative and management services to the Fund. As compensation for performing the duties required under the Administrative Services Agreement, the Manager receives an annualized fee of 0.10% of the average daily net assets of the Fund.

     Investment in Affiliated Funds

          The Fund is permitted, pursuant to an exemptive order by the Securities and Exchange Commission ("SEC") and procedures approved by the Board, to invest up to 25% of its total assets in the American Beacon Money Market Select Fund (the "Select Fund"). The Fund and the Select Fund have the same investment advisor and, therefore, are considered to be affiliated. The Manager serves as investment advisor to the Select Fund and receives from the Select Fund an annualized fee equal to 0.10% of the Select Fund's average daily net assets. During the six months ended June 30, 2007, fees earned by the Manager from the Select Fund were $469.

     Interfund Lending Program

          Pursuant to an exemptive order by the SEC, the Fund, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program as a borrower. This program provides an alternative credit facility allowing the Fund to borrow from other participating Funds. For the six months ended June 30, 2007, the Fund did not utilize the credit facility.


                                       12
<PG$PCN,015000000>

AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2007 (UNAUDITED)

     Reimbursement of Expenses

          The Manager agreed to reimburse the Fund to the extent that total annual fund operating expenses exceed the Fund's expense cap. For the period ended June 30, 2007, the Manager waived or reimbursed expenses of $13,589.

3. FEDERAL INCOME TAXES

          It is the policy of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all net investment income as well as any net realized capital gains on the sale of investments. Therefore, no federal income or excise tax provision is required.

          Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. generally accepted accounting principles. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

          The tax character of distributions paid during the six months ended June 30, 2007 and the fiscal year ended December 31, 2006 were as follows (in thousands):

                                SIX MONTHS
                                  ENDED       YEAR ENDED
                                 JUNE 30,    DECEMBER 31,
                                   2007          2006
                               -----------   ------------
                               (UNAUDITED)
DISTRIBUTIONS PAID FROM:
   Ordinary income*..........      $--          $  952
   Tax return of capital.....       --              95
                                   ---          ------
TOTAL TAXABLE DISTRIBUTIONS..      $--          $1,047
                                   ===          ======

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

          As of June 30, 2007, the components of distributable earnings on a tax basis were as follows (in thousands):

Cost basis of investments for federal income tax purposes...  $38,888
Unrealized appreciation.....................................        8
Unrealized depreciation.....................................     (819)
                                                              -------
Net unrealized appreciation/(depreciation)..................     (811)
Undistributed ordinary income...............................    1,279
Undistributed long-term gain/(loss).........................   (1,373)
                                                              -------
Distributable earnings......................................  $  (905)
                                                              =======

          Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses from wash sales and current recognition of unrealized appreciation/(depreciation) on open foreign currency transactions.

          Due to inherent differences in the recognition of income, expenses and realized gains/(losses) under U.S. generally accepted accounting principles and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.


                                       13

<PG$PCN,016000000>

AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2007 (UNAUDITED)

          Accordingly, the following amounts represent current year permanent differences derived from foreign currency transactions and return of capital that have been reclassified as of June 30, 2007 (in thousands):

Paid-in-capital.................................................  $ --
Undistributed net investment income.............................   (14)
Accumulated net realized gain (loss)............................    14
Unrealized appreciation (depreciation) of investments, futures
   contracts and foreign currency...............................    --

          At June 30, 2007, the capital loss carry forward positions for federal income tax purposes were $144,311, 974,237 and $254,530, expiring in 2013, 2014 and 2015, respectively.

4. INVESTMENT TRANSACTIONS

          Purchases and proceeds from sales of Investment transactions for the six months ended June 30, 2007, excluding short-term investments, were $46,581,136 and $40,994,536, respectively. The Fund had purchases and sales of U.S. Government securities of $46,014,793 and $40,066,581, respectively.

          A summary of the Fund's transactions in the Select Fund for the six months ended June 30, 2007 is set forth below:

                   DECEMBER 31, 2006                                   JUNE 30, 2007
AFFILIATE         SHARES/MARKET VALUE    PURCHASES       SALES      SHARES/MARKET VALUE
---------         -------------------   -----------   -----------   -------------------
Select Fund....        $1,430,704       $17,280,372   $18,574,352         $136,724

5. CAPITAL SHARE TRANSACTIONS

          The tables below summarize the activity in capital shares (dollars and shares in thousands):

Six Months Ended June 30, 2007

                                        INSTITUTIONAL CLASS
                                        -------------------
                                         SHARES    AMOUNT
                                         ------   --------
Shares sold .........................     1,579   $ 15,239
Reinvestment of dividends ...........        --         --
Shares redeemed .....................    (1,169)   (11,330)
                                         ------   --------
Net increase in shares outstanding ..       410   $  3,909
                                         ======   ========

Year Ended December 31, 2006

                                        INSTITUTIONAL CLASS
                                        -------------------
                                         SHARES    AMOUNT
                                         ------   --------
Shares sold .........................     1,696   $ 16,407
Reinvestment of dividends ...........       109      1,048
Shares redeemed .....................    (1,397)   (13,508)
                                         ------   --------
Net increase in shares outstanding ..       408   $  3,947
                                         ======   ========


                                       14

<PG$PCN,017000000>

AMERICAN BEACON TREASURY INFLATION PROTECTED SECURITIES FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

                                                                             Institutional Class
                                                               ----------------------------------------------
                                                                  Six
                                                                  Months          Year Ended           June
                                                                  Ended          December 31,         30 to
                                                                 June 30,     ------------------     December
                                                                   2007         2006      2005      31, 2004(A)
                                                               -----------    -------   --------    ---------
                                                               (unaudited)
Net asset value, beginning of period .......................     $  9.53      $  9.75   $ 10.16      $ 10.00
                                                                 -------      -------   -------      -------
Income from investment operations:
   Net investment income ...................................        0.33         0.29      0.56(B)      0.18(B)
   Net gains (losses) on securities (both realized and
      unrealized) ..........................................       (0.13)       (0.19)    (0.37)        0.21
                                                                 -------      -------   -------      -------
Total income (loss) from investment operations .............        0.20         0.10      0.19         0.39
                                                                 -------      -------   -------      -------
Less distributions:
   Dividends from net investment income ....................          --        (0.29)    (0.55)       (0.23)
   Distributions from net realized gains on securities .....          --                  (0.05)          --(C)
   Tax return of capital ...................................          --        (0.03)       --           --
                                                                 -------      -------   -------      -------
Total distributions ........................................          --        (0.32)    (0.60)       (0.23)
                                                                 -------      -------   -------      -------
Net asset value, end of period .............................     $  9.73      $  9.53   $  9.75      $ 10.16
                                                                 =======      =======   =======      =======
Total return ...............................................        2.10%(D)     1.05%     1.86%        3.94%(D)
                                                                 =======      =======   =======      =======
Ratios and supplemental data:
   Net assets, end of period (in thousands) ................     $38,496      $33,792   $30,584      $20,943

   Ratios to average net assets (annualized):
      Expenses, after expense reimbursements
         (recoupments) .....................................        0.40%        0.49%     0.44%        0.46%
      Expenses, before expense reimbursements
         (recoupments) .....................................        0.47%        0.49%     0.39%        0.62%
      Net investment income, after expense reimbursements
         (recoupements) ....................................        6.73%        2.94%     5.45%        3.34%
      Net investment income, before expense
         reimbursements (recoupments) ......................        6.66%        2.94%     5.50%        3.18%
   Portfolio turnover rate .................................         110%(D)      259%      355%         190%(D)

(A) The American Beacon Treasury Inflation Protected Securities Fund commenced active operations on June 30, 2004.

(B)  Based on average shares outstanding.

(C)  Amount represents less than $0.01 per share.

(D)  Not annualized.


                                       15
<PG$PCN,018000000>

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS OF THE FUND
(UNAUDITED)

INTERIM RENEWAL

          In prior years, the Board of Trustees ("Board" or "Trustees") typically has considered the annual renewal of the existing Management Agreement between American Beacon Advisors, Inc. (the "Manager") and the American Beacon Funds (the "Trust"), on behalf of the Treasury Inflation Protected Securities Fund (the "Fund"), and each Investment Advisory Agreement between the Manager and a sub-advisor at the Board meeting held in the first quarter of each year. At the November 15, 2006 meeting, the Board decided to conduct these annual renewals at their second quarter meeting each year to enable the Trustees to consider more year-end data in their deliberations. At the March 8, 2007 Board meeting, the Board considered renewal of the Management and Investment Advisory Agreements on an interim basis until the Board meeting scheduled for the second quarter, at which meeting the Board would perform a comprehensive review of factors relevant to an annual renewal.

          In connection with the interim renewal, the Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager. Further, the Board took into consideration information furnished for the Board's review and consideration throughout the year at regular Board and Investment Committee meetings. The Board considered several factors at its March 2007 meeting but did not identify any particular information that was most relevant to its consideration to renew the Management and Investment Advisory Agreements, and each Trustee may have afforded different weight to these factors. The Board determined that certain factors typically considered in connection with an annual renewal were not material with respect to an interim renewal.

          In determining whether to renew the Management and Investment Advisory Agreements on an interim basis, the Trustees considered the best interests of the Fund. The following considerations and conclusions are applicable to the Fund.

Cost of Services. The Board considered that the fee rate schedules for the Manager and the sub-advisors had not changed since the last contract renewal. The Board considered that, in many cases, the Manager has negotiated the lowest sub-advisory fee a sub-advisor charges for any comparable client accounts.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Trustees considered that the Manager continues to provide high-quality services to the Fund at a low cost to investors and provides a comprehensive compliance program for the Fund. Additionally, the Manager allocates the assets of the Fund among the Fund's sub-advisors, and monitors and evaluates the performance of the sub-advisors. Based on this information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each sub-advisor were appropriate for the Fund and, thus, supported a decision to renew the Management and each Investment Advisory Agreement on an interim basis.

Investment Performance. The Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year.

          Based on, among others, these considerations and those noted above, the Trustees determined that the Fund and its shareholders would benefit from the Manager's and the sub-advisors' continued management of the Fund until the next regular Board meeting and approved the renewal of the Agreements on an interim basis until the next regular Board meeting.

ANNUAL RENEWAL

          At its May 25, 2007 meeting, the Board considered the renewal of the existing Management Agreement between the Manager and the Fund and each Investment Advisory Agreement between the Manager and a subadvisor. In preparation for the Board's consideration to renew these Agreements, the Board and its Investment Committee undertook steps to gather and consider information furnished by the Manager, the subadvisors and Lipper, Inc. ("Lipper"). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each subadvisor.


                                       16

<PG$PCN,019000000>

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS OF THE FUND
(UNAUDITED)

          In addition, the Board's Investment Committee worked with Lipper to obtain relevant comparative information regarding the performance, fees and expenses of the Fund. The Investment Committee held a separate meeting on May 4, 2007 to consider the information provided by Lipper. Further, the Board took into consideration information furnished for the Board's review and consideration throughout the year at regular Board and Investment Committee meetings, as well as information specifically prepared in connection with the renewal process.

The Trustees considered, among other materials, responses by the Manager and the subadvisors to inquiries requesting:

     - a description of any significant changes (actual or anticipated) to principal activities, personnel, services provided to the Fund, or any other area, including how these changes might affect the Fund;

     - a copy of the firm's most recent audited or unaudited financial statements as well as its SEC Form ADV registration statement;

     - a summary of any material past, pending or anticipated litigation or regulatory proceedings involving the firm or its personnel, including the results of any recent regulatory examination or independent audit;

     - a comparison of the performance of that portion of Fund assets managed by each firm with performance of other similar accounts managed by the firm, including a discussion of relative performance versus a peer group average and any remedial measures if the firm's performance was materially below that of the peer group;

     - a profit/loss analysis of the firm and any actual or anticipated economies of scale in relation to the services it provides to the Fund;

     - a description of any payments by the firm to support the Fund's marketing efforts;

     - an analysis of compensation, including a comparison with fees charged to other clients for which similar services are provided, any proposed changes to the fee schedule and the effect of any fee waivers;

     - an evaluation of other benefits to the firm or Fund as a result of their relationship, if any;

     - confirmation that the firm's financial condition does not raise concerns that the firm would be unable to continue providing the same scope and quality of services to the Fund;

     - a description of the scope of portfolio management services provided to the Fund and the firm's other clients, including other registered investment companies, whether such services differ, and any advantages or disadvantages that might accrue to the Fund due to the firm's involvement in other activities;

     - a description of the personnel who are assigned primary responsibility for managing the Fund, including any changes during the past year, and a discussion of the adequacy of current and projected staffing levels to service the Fund;

     - a description of the basis upon which portfolio managers are compensated, including any "incentive" arrangements;

     - a discussion regarding the firm's participation in "soft dollar" arrangements, if any, or other brokerage allocation policies with respect to Fund transactions, including the firm's methodology for obtaining the most favorable execution and the use of any affiliated broker-dealers;

     - a discussion of whether the firm receives, with respect to the Fund, other compensation, including any payment for order flow or ECN liquidity rebates;

     - a description of any actual or potential conflicts of interest anticipated in managing Fund assets;

     - a description of trade allocation procedures among accounts managed by the firm;

     - a summary of any material changes to the firm's compliance program with regard to federal, state, corporate and Fund requirements and a certification to the reasonable design of the compliance program;

     -    a discussion of any material compliance problems and remedial actions;


                                       17

<PG$PCN,020000000>

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS OF THE FUND
(UNAUDITED)

     - information regarding the firm's code of ethics, insider trading policy and disaster recovery plan, including a description of any material changes thereto;

     -    a description of the firm's affiliation with any broker-dealer;

     - a discussion of any anticipated change in the firm's controlling persons; and

     - verification of the firm's insurance coverage with regards to the services provided to the Fund.

In addition to the foregoing, the Manager provided the following information specific to the renewal of the Management Agreement:

     - a comparison of the performance of the Fund to comparable investment companies and appropriate indices, including comments on the relative performance of each subadvisor and the Fund versus the respective peer group average;

     - a discussion, if applicable, of any underperformance by a subadvisor relative to its peer group and what, if any, remedial measures the Manager has or intends to take;

     - a comparison of advisory fees and expense ratios for comparable mutual funds;

     - an analysis of any material complaints received from Fund shareholders;

     - a description of the Manager's securities lending practices and the fees received from such practices;

     - a description of any revenue sharing activities with respect to the Fund;

     - a discussion of any rebate arrangements between the Manager and service providers to the Fund pursuant to which the Manager receives direct or indirect benefits from the service provider;

     - a description of the portfolio turnover rate and average execution costs for the Fund and each subadvisor to the Fund; and

     - a description of how expenses that are not readily identifiable to a particular Fund are allocated.

     The Board also obtained an analysis provided by Lipper that compared: (i) investment performance of the Fund versus comparable investment companies and appropriate indices; (ii) total Fund expenses versus comparable mutual funds, and (iii) the Fund's investment advisory fees versus comparable mutual funds. References below to the Fund's Lipper peer group are to the group of comparable mutual funds included in the analysis provided by Lipper.

     The Trustees also received a memorandum from their legal counsel detailing the Board's responsibilities pertaining to the renewal of the Management and Investment Advisory Agreements. This memorandum explained the regulatory requirements surrounding the Trustees' process for evaluating investment advisors and the terms of the contracts.

     Provided below is an overview of the primary factors the Board considered at its May 25, 2007 meeting. The Board did not identify any particular information that was most relevant to its consideration to renew the Management and Investment Advisory Agreements, and each Trustee may have afforded different weight to the various factors.

CONSIDERATIONS WITH RESPECT TO ALL SERIES OF THE TRUST

          In determining whether to approve the continuance of the Management Agreement and each Investment Advisory Agreement, the Trustees considered the best interests of the Fund separately from the other series of the Trust. In addition, while the Management Agreement and the Investment Advisory Agreements for the Fund were considered at the same Board meeting, the Board considered the Fund's investment management and subadvisory relationships separately. In each instance, the Board considered, among other things, the following factors: (1) the nature and quality of the services provided; (2) the investment performance of the Fund and the investment advisor; (3) the Manager's or subadvisor's cost for providing the services and the profitability of the advisory business to the Manager or subadvisor; (4) the extent to which economies of scale have been taken into account in setting the fee schedule; (5) whether fee levels reflect these economies of scale for the benefit of Fund investors; (6) comparisons of services and fees


                                       18

<PG$PCN,021000000>

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS OF THE FUND
(UNAUDITED)

with contracts entered into by the Manager or a subadvisor or their affiliates with other clients (such as pension funds and other institutional funds); and
(7) any other benefits derived or anticipated to be derived by the Manager or a subadvisor from their relationship with a Fund. The Trustees posed questions to various management personnel of the Manager regarding certain key aspects of the material submitted in support of the renewal.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered: the background and experience of key investment personnel and the Manager's ability to retain them; the Manager's disciplined investment approach and goal to provide consistent above average long-term performance at a low cost; the Manager's continuing efforts to add new series and share classes to enhance the Trust's' product line; the Manager's record in building improved compliance, control and credit functions that reduce risks to the Trust; the addition of personnel to manage the series of the Trust, promote sales and improve services, including the addition of a separate new information technology (IT) department at the Manager; the high rankings received by the Trust in service surveys; and the active role played by the Manager in monitoring and, as appropriate, recommending replacements for the investment subadvisors.

          With respect to the renewal of the Investment Advisory Agreements, the Trustees considered the background and experience of each subadvisor's investment personnel responsible for managing series of the Trust, the size of the subadvisor and their ability to continue to attract and retain qualified investment personnel.

          Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each subadvisor were appropriate for each series of the Trust and, thus, supported a decision to renew the Management and each Investment Advisory Agreement.

Investment Performance. The Board evaluated the comparative information provided by Lipper and the Manager regarding investment performance by each series of the Trust relative to its benchmark index(es) and peer group. With respect to Lipper data, the Board considered the information provided by Lipper regarding its independent peer selection methodology to select all peer groups and universes. The Board also considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Manager also noted that it generally was satisfied with the performance of the subadvisors. A discussion regarding the Board's considerations with respect to the Fund's performance appears below under "Additional Considerations and Conclusions with Respect to the Fund."

Cost of Services and Profits Realized. In analyzing the cost of services and profitability of the Manager and a subadvisor by series, the Board considered the revenues earned and the expenses incurred by the Manager and those subadvisors that provided such data. The profitability levels were noted at both an individual series level and at an aggregate level for all series of the Trust.

          The Board also noted that the Manager proposed to continue the expense waivers and reimbursements for certain Funds and Classes that were in place during the last fiscal year. The Board further considered that each sub-advised series pays the Manager the amounts due to its subadvisors, and the Manager remits these amounts directly to the applicable subadvisors. The Board considered that the Manager receives service and administrative fees to compensate the Manager for providing administrative services to the Trust and to compensate third-party administrators and broker-dealers for services to Trust shareholders. In addition, the Board considered that the Manager receives management fees for overseeing the securities lending relationships on behalf of various series of the Trust.

          In analyzing the cost of services and profitability of each subadvisor in connection with its investment advisory services to a series, the Board considered that, in many cases, the Manager has negotiated the lowest subadvisory fee a subadvisor charges for any comparable client accounts. The Board gave less weight to profitability considerations or did not view this data as imperative to its deliberations given the arm's-length


                                       19

<PG$PCN,022000000>

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS OF THE FUND
(UNAUDITED)

nature of the relationship between the Manager and the subadvisors with respect to the negotiation of subadvisory fees.

          Based on the foregoing information, the Board concluded that the profitability levels were reasonable in light of the services performed by the Manager and the subadvisors. A discussion regarding the Board's considerations with respect to the Fund's fee rates is set forth below under "Additional Considerations and Conclusions with Respect to the Fund."

Economies of Scale. In considering the reasonableness of the management and investment advisory fees, the Board considered whether economies of scale will be realized as each series of the Trust grows and whether fee levels reflect these economies of scale for the benefit of Trust shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints in the subadvisory fee rates. The Board also noted, for purposes of determining the fee rates chargeable to the Trust, many subadvisors have agreed to take into account other assets of AMR Corporation and its pension plans that are managed by the subadvisors. Thus, many series of the Trust are able to receive lower effective fee rates. This fee arrangement also benefits AMR Corporation and its pension plans. The Board also noted that the Trust had experienced substantial recent asset growth.

          The Board also considered the Manager's representations that its costs have increased due primarily to greater service provider and regulatory costs. The Manager also represented that it anticipates further economies of scale would be largely offset by higher costs of adding and retaining qualified personnel, improving technology and increasing demands on its advisory business.

          Based on the foregoing information, the Board concluded that the Manager and subadvisor fee schedules provide for a reasonable sharing of benefits from any economies of scale with each series of the Trust.

BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE TRUST. The Board considered the "fall-out" or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Trust, including greater exposure in the marketplace with respect to the Manager's or subadvisor's investment process and expanding the level of assets under management by the Manager and the subadvisors. In addition, the Board noted that the Manager provides services to the Trust at a relatively low cost, and the benefit plans of AMR Corporation have invested a substantial number of assets in the Trust, which helps reduce costs. The Board also considered that certain of the subadvisors reimburse the Manager for certain of its costs relating to distribution activities for the Trust.

          Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationships with the Trust appear to be fair and reasonable.

ADDITIONAL CONSIDERATIONS AND CONCLUSIONS WITH RESPECT TO THE FUND

          The performance comparisons below were made versus the Fund's Lipper peer universe median. References to the Lipper expense group below are to the group of comparable mutual funds included in the analysis provided to the Trustees by Lipper. All performance comparisons are for periods ended March 31, 2007, unless otherwise noted.

          In considering the renewal of the Management Agreement with respect to the Fund, the Trustees considered the following additional factors: (1) the Fund outperformed its peer universe median for the one- and two-year periods; (2) the Manager's explanation regarding the limitations of Lipper's methodology on the selection of a particular peer group for the Fund; (3) the actual management fee (including administrative fees) and the total expense ratio of the Institutional Class of Fund shares was lower than its Lipper expense group median; (4) the Manager's explanation that the Lipper data does not reflect the imposition of a more recent fee waiver for the Fund; and (5) the Manager contractually agreed to continue to waive fees and/or


                                       20

<PG$PCN,023000000>

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENT AND INVESTMENT ADVISORY AGREEMENTS OF THE FUND
(UNAUDITED)

reimburse expenses to the extent necessary to maintain a competitive total expense ratio for the Fund's Institutional Class.

          In considering the renewal of the Investment Advisory Agreements with Brown Brothers Harriman & Co. ("BBH") and NISA Investment Advisors LLC ("NISA"), the Trustees considered the following additional factors: (1) BBH and NISA each outperformed the peer universe median for the one- and two-year periods; (2) BBH underperformed its market benchmark index with respect to its allocated portion of the Fund's assets for the one-year period ended December 31, 2006; (3) NISA outperformed its market benchmark index with respect to its allocated portion of the Fund's assets for the 2006 and 2005 calendar years; (4) the fee schedules of each subadvisor include breakpoints, which reduce fee rates as the assets of the Fund increase; (5) each subadvisor also represented that it does not charge a lower advisory fee to any other comparable clients; and (6) the Manager's recommendation to continue to retain each subadvisor.

          Based on these considerations and those noted above with respect to all Fund, the Trustees (1) concluded that the fees paid to the Manager and the subadvisors under the Management and Investment Advisory Agreements are fair and reasonable, (2) determined that the Fund and its shareholders would benefit from the continued management of the Fund by the Manager and subadvisors and (3) approved the renewal of the Management and Investment Advisory Agreements with respect to the Fund.


                                       21

<PG$PCN,024000000>

                        (AMERICAN BEACON FUNDS(SM) LOGO)

DELIVERY OF DOCUMENTS

To reduce expenses, your financial institution may mail only one copy of the Prospectus, Annual Report and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request. If you invest in the Fund through a financial institution, you may be able to receive the Fund's regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution's name or contact your financial institution directly.

TO OBTAIN MORE INFORMATION ABOUT THE FUND:

        (KEYBOARD GRAPHIC)                                 (MOUSE GRAPHIC)
            BY E-MAIL:                                    ON THE INTERNET:
american_beacon.funds@ambeacon.com                      Visit our website at
                                                     www.americanbeaconfunds.com

        (TELEPHONE GRAPHIC)                               (MAILBOX GRAPHIC)
           BY TELEPHONE:                                      BY MAIL:
        Call (800) 658-5811                             American Beacon Funds
                                                           P.O. Box 219643
                                                     Kansas City, MO 64121-9643

AVAILABILITY OF QUARTERLY PORTFOLIO     AVAILABILITY OF PROXY VOTING POLICY AND
             SCHEDULES                                  RECORDS

In addition to the Schedule of          A description of the policies and
Investments provided in each            procedures the Fund uses to determine
semi-annual and annual report, the      how to vote proxies relating to
Fund files a complete schedule of its   portfolio securities is available in the
portfolio holdings with the             Fund's Statement of Additional
Securities and Exchange Commission      Information, is available free of charge
("SEC") on Form N-Q as of the first     on the Fund's website
and third fiscal quarters. The Fund's   (www.americanbeaconfunds.com) and by
Forms N-Q are available on the SEC's    calling 1-800-967-9009 or by accessing
website at www.sec.gov. The Forms N-Q   the SEC's website at www.sec.gov. The
may also be reviewed and copied at      Fund's proxy voting record for the most
the SEC's Public Reference Room, 450    recent year ended June 30 is filed
Fifth Street, NW, Washington, DC        annually with the SEC on Form N-PX. The
20549. Information regarding the        Fund's Forms N-PX are available on the
operation of the SEC's Public           SEC's website at www.sec.gov. The Fund's
Reference Room may be obtained by       proxy voting record may also be obtained
calling 1-800-SEC-0330. A complete      by calling 1-800-967-9009.
schedule of the Fund's portfolio
holdings is also available on the
Funds' website
(www.americanbeaconfunds.com)
approximately thirty days after the
end of each month.

FUND SERVICE PROVIDERS:

CUSTODIAN              TRANSFER AGENT         INDEPENDENT REGISTERED  DISTRIBUTOR
STATE STREET BANK AND  BOSTON FINANCIAL DATA  PUBLIC ACCOUNTING       FORESIDE FUND SERVICES
TRUST                  SERVICES               FIRM                    Portland, Maine
Boston, Massachusetts  Kansas City, Missouri  ERNST & YOUNG LLP
                                              Dallas, Texas

THIS REPORT IS PREPARED FOR SHAREHOLDERS OF THE AMERICAN BEACON FUNDS AND MAY BE DISTRIBUTED TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

American Beacon Funds is a service mark of AMR Corporation. American Beacon Treasury Inflation Protected Securities Fund is a service mark of American Beacon Advisors, Inc

                                                                        SAR 6/07

                         GUIDANCE | VISION | EXPERIENCE



(AMERICAN BEACON FUND(SM) LOGO)

Semi-Annual Report

                                   (GRAPHICS)

June 30, 2007

MONEY MARKET FUND
U.S GOVERNMENT MONEY MARKET FUND

ABOUT AMERICAN BEACON ADVISORS

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

CONTENTS

President's Message ..............................................             1
Financial Highlights
   Money Market Fund..............................................            16
   U.S. Government Money Market Fund .............................            20
Schedule of Investments
   Money Market Portfolio ........................................            22
   U.S. Government Money Market Portfolio ........................            27
Additional Information............................................    Back Cover

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor's strategies and each Fund's portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.


American Beacon Funds                                              June 30, 2007

(PHOTO OF DOUGHS G. HERRING)

Fellow Shareholders,

     I am pleased to present to you the Semi-Annual Report for the American Beacon Money Market Fund and the U.S. Government Money Market Fund for the six months ended June 30, 2007.

     For this period, both Funds performed well versus their respective Lipper peer groups. The American Beacon Money Market Fund - Institutional Class and - Cash Management Class returned 2.60% and 2.62%, respectively, outperforming the Lipper Institutional Money Market Funds Average return of 2.47%. The American Beacon U.S. Government Money Market Fund - Cash Management Class gained 2.59% versus the Lipper Institutional U.S. Government Money Market Funds Average return of 2.46%.

     Please review the enclosed portfolio listings and detailed financial data. As always, we welcome the opportunity to serve your financial needs. Should you have any questions about the enclosed information, please do not hesitate to contact us at 800-967-9009. You may access Fund and account information at www.americanbeaconfunds.com. Thank you for your continued confidence in the American Beacon Funds.

                                        Sincerely,


                                        /s/ Douglas G. Herring
                                        ----------------------
                                        Douglas G. Herring
                                        President
                                        American Beacon Funds

ECONOMIC OVERVIEW
JUNE 30, 2007 (Unaudited)

     Annualized Gross Domestic Product ("GDP") growth came in at an anemic 0.7% during the first quarter of 2007, the lowest rate of growth in four years. Inventory drawdowns, a widening trade deficit and an ongoing slump in the housing market were the main contributors to the slowdown. GDP growth in the second quarter recovered to an estimated 3.4% annualized rate as consumer spending held strong and business investment rebounded. The labor market remained a bright spot for the economy. Higher wages enabled consumers to keep spending despite increasing energy prices and declining home values. Payroll gains averaged 148,000 per month during the second quarter of 2007 and the unemployment rate remained near a six-year low at 4.5% in June.

     The Federal Open Market Committee ("Fed") left rates unchanged at 5.25% at both the May and June meetings. This marked eight consecutive meetings with no movement from the Fed. In its June statement, the Fed acknowledged that the economy was expected to expand at a moderate pace and that core inflation measures had improved modestly. However, Fed officials remained concerned about the high level of resource utilization and stated that "a sustained moderation in inflation pressures has yet to be convincingly demonstrated." Thus the Fed's inflation bias remained in place after the June meeting.

     Though economic growth recovered in the second quarter and the Fed has been unremitting in its commitment to contain inflation, the market is fearful that subprime mortgage difficulties could spill over into the broader economy. As such, the Fed continues to maintain ample flexibility by stating that "future policy adjustments will depend on the evolution of the outlook for both inflation and economic growth."

PERFORMANCE OVERVIEW
AMERICAN BEACON MONEY MARKET FUND(SM)
JUNE 30, 2007 (Unaudited)

     The Money Market Fund will maintain the strategy of purchasing high quality commercial paper maturing in 3 months or less and 3-month London Interbank Offered Rate (LIBOR) based variable rate securities until it becomes apparent that the Fed is on the verge of lowering interest rates. In addition, we remain conservative on credit risk given the volatile credit spread environment and effects of the subprime mortgage difficulties.

     For the six months ended June 30, 2007, the total return of the Cash Management Class of the American Beacon Money Market Fund was 2.62%. The Fund outperformed the Lipper Institutional Money Market Average return of 2.47% by 15 basis points (0.15%). Lipper Inc. ranked the Cash Management Class of the Fund 17th among 350, 20th among 298, and 18th among 252 Institutional Money Market Funds for the one-year, three-year and five-year periods ended June 30, 2007, respectively. The Lipper Institutional Money Market Average is calculated by taking an arithmetic average of the returns of the mutual funds in the Lipper Institutional Money Market Funds category. Lipper is an independent mutual fund research and ranking service that ranks mutual funds in various categories by making comparative calculations using total returns.

            Cash Management Class Total Returns as of June 30, 2007

                                    1year   5 Years*   10 Years*
                                    -----   --------   ---------
American Beacon Money Market Fund    5.36%     2.80%     3.91%
Lipper Institutional Money Market
   Funds Average                     5.04%     2.51%     3.68%

*    Annualised

                                         ANNUALIZED TOTAL
                                           RETURNS AS OF
                                             6/30/2007
                                    ---------------------------
                                    1 YEAR   5 YEARS   10 YEARS
                                    ------   -------   --------
Cash Management
Class (1,2,5) ...................    5.36%     2.80%     3.91%
Institutional Class (1,3,5) .....    5.32%     2.71%     3.86%
PlanAheadClass (1,5) ...........     5.03%     2.44%     3.56%
BBH   Comset Class (1,4,5).......    5.36%     2.80%     3.91%

1. Performance shown is historical and may not be indicative of future returns. Investment returns will vary, and shares may be worth more or less at redemption than at original purchase. An investment in this Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share it is possible to lose money by investing in the Fund. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2. Fund performance for the five and ten-year periods represent the total returns achieved by the Institutional Class from 7/1/97 to 12/1/01, the inception date of the Cash Management Class, and the returns of the Cash Management Class thereafter. Expenses of the Cash Management Class are lower than those of the Institutional Class. Therefore, total returns shown are lower than they would have been had the Cash Management Class been in place since 7/1/97. A portion of the fees charged to the Cash Management Class of the Fund has been waived. Performance prior to waiving fees was lower than the actual returns shown.

3. A portion of the fees charged to the Institutional Class of the Fund has been waived since 2006. Performance prior to waiving fees was lower than the actual returns shown for periods since 2006.

4. Fund performance represents the total returns achieved by the Institutional Class from 7/1/97 to 12/1/01, the total returns achieved by the Cash Management Class from 12/1/01 up to 4/2/07, the inception date of the BBH Comset Class, and the returns of the BBH Comset Class thereafter. Expenses of the BBH Comset Class are lower than those of the Institutional and Cash Management Classes through 12/31/03. Therefore, total returns shown through 12/31/03 are lower than they would have been had the BBH Comset Class been in place during that period. Expenses of the BBH Comset Class have been the same as those of the Cash Management Class since 1/1/04.

5. The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Cash Management, Institutional, PlanAhead and the BBH Comset Class shares was 0.20%, 0.23%, 0.49% and 0.19%, respectively. After expense reimbursement, the net expense ratio set forth in the most recent Fund prospectus for the Cash Management, Institutional and BBH Comset Class shares was 0.15%, 0.18% and 0.15%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

PERFORMANCE OVERVIEW
AMERICAN BEACON MONEY MARKET FUND(SM)
JUNE 30, 2007 (Unaudited)

PORTFOLIO STATISTICS AS OF JUNE 30, 2007

                   CASH                                    BBH
                MANAGEMENT   INSTITUTIONAL   PLANAHEAD   COMSET
                   CLASS         CLASS         CLASS      CLASS
                ----------   -------------   ---------   -------
7-day
Current
Yield*             5.24%         5.19%         4.89%      5.24%

7-day
Effective
Yield*             5.38%         5.32%         5.01%      5.38%

30-day Yield*      5.22%         5.17%         4.87%      5.22%

Weighted
Avg. Maturity     35 Days       35 Days       35 Days    35 Days

Moody's
Rating              Aaa           N/A           N/A        Aaa

S&P Rating         AAAm           N/A           N/A        AAAm

* Annualized. You may call 1-800-388-3344 to obtain the Fund's current seven day yield. Yield is a more accurate reflection of the Fund's current earnings than total returns.

TOP TEN ISSUERS AS OF JUNE 30, 2007

                                     % OF
                                 NET ASSETS**
                                 ------------
General Electric Capital Corp.       5.2%
Royal Bank of Scotland plc           5.2%
Bank of America                      4.9%
Lehman Brothers                      4.8%
Calyon N.Y.                          4.7%
Citigroup                            4.7%
FCAR Owner Trust, Series I           4.6%
Natixis                              4.5%
US Bank, NA                          4.0%
Toyota Motor Credit Corp.            3.8%

**   Percent of net assets of American Beacon Master Money Market Portfolio.

ASSET ALLOCATION AS OF JUNE 30, 2007

                                       % OF
                                   NET ASSETS**
                                   ------------
Bank CDs, TDs and Notes                36.8%
Corporate Notes                        34.8%
Commercial Paper                       20.2%
Repurchase Agreements                   8.6%
Funding Agreements                      0.9%
Liabilities, Net of Other Assets       -1.3%

**   Percent of net assets of American Beacon Master Money Market Portfolio.

PERFORMANCE OVERVIEW
AMERICAN BEACON MONEY MARKET FUND(SM)
JUNE 30, 2007 (Unaudited)

FUND EXPENSE EXAMPLE

     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, administrative service fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2007 through June 30, 2007.

ACTUAL EXPENSES

     The "Actual" lines of the table provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Actual" line under the heading "Expenses Paid During Period" for the applicable Class to estimate the expenses you paid on your account during this period. Shareholders of the PlanAhead Class that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The "Hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund's actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the PlanAhead Class that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

     You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the "Hypothetical" lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

                               Beginning     Ending    Expenses Paid
                                Account     Account    During Period*
                                 Value       Value       1/1/07-
                                 1/1/07     06/30/07     06/30/07
                               ---------   ---------   --------------
CASH MANAGEMENT CLASS
Actual .....................   $1,000.00   $1,026.20        $0.75
Hypothetical (5% return
before expenses) ...........   $1,000.00   $1,024.05        $0.75
INSTITUTIONAL CLASS
Actua ......................   $1,000.00   $1,025.99        $0.95
Hypothetical (5% return
before expenses) ...........   $1,000.00   $1,023.85        $0.95
PLANAHEAD CLASS
Actual .....................   $1,000.00   $1,024.62        $2.26
Hypothetical (5% return
before expenses) ...........   $1,000.00   $1,022.56        $2.26

                               Beginning     Ending      Expenses Paid
                                Account     Account     During Period**
                                 Value       Value          4/2/07-
                                 4/2/07     06/30/07       06/30/07
                               ---------   ---------    ---------------
BBH COMSET CLASS
Actual ....................    $1,000.00   $1,012.93        $0.37
Hypothetical (5% return
before expenses) ..........    $1,000.00   $1,011.96        $0.37

* Expenses are equal to the Fund's annualized expense ratios for the six-month period of 0.15%, 0.19%, 0.45% for the Cash Management, Institutional and PlanAhead Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.

** Expenses are equal to the Fund's annualized expense ratios for the period of 0.15% for the BBH ComSet Class multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (90) by days in the year (365) to reflect the half-year period.

PERFORMANCE OVERVIEW
AMERICAN BEACON U.S. GOVERNMENT MONEY MARKET FUND(SM)
JUNE 30, 2007 (Unaudited)

     The U.S. Government Money Market Fund will maintain the strategy of primarily transacting overnight repurchase agreements until it becomes more apparent that the Fed is on the verge of lowering interest rates. We remain conservative on credit risk given the volatile credit spread environment and effects of the subprime mortgage difficulties.

     For the year ended June 30, 2007, the total return of the Cash Management Class of the American Beacon U.S. Government Money Market Fund was 2.59%. The Fund outperformed the Lipper Institutional U.S. Government Money Market Average return of 2.46% by 13 basis points (0.13%). Lipper Inc. ranked the Cash Management Class of the Fund 8th among 148, 8th among 106 and 7th among 66 Institutional U.S. Government Money Market Funds for the one-year, five-year and ten-year periods ended June 30, 2007, respectively. The Lipper Institutional U.S. Government Money Market Average is calculated by taking an arithmetic average of the returns of the mutual funds in the Lipper Institutional U.S. Government Money Market Funds category. Lipper is an independent mutual fund research and ranking service that ranks mutual funds in various categories by making comparative calculations using total returns.

            Cash Management Class Total Returns as of June 30, 2007

                              (PERFORMANCE GRAPH)


                                   1year   5 Years*   10 Years*
                                   -----   --------   ---------
American Beacon U.S.
   Government Money Market Fund     5.29%    2.74%       3.81%
Lipper Institutional U.S.
   Government Money Market FundS
      Average                       5.02%    2.50%       3.62%

*    Annualized

                              ANNUALIZED TOTAL RETURNS
                                   AS OF 6/30/2007
                              ---------------------------
                              1 YEAR   5 YEARS   10 YEARS
                              ------   -------   --------
Cash Management Class
   (1,2,4).................    5.29%     2.74%     3.81%
PlanAhead Class (1,3,4)....    4.82%     2.31%     3.43%

1 Performance shown is historical and may not be indicative of future returns. Investment returns will vary, and shares may be worth more or less at redemption than at original purchase. An investment in this Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of an investment at $1.00 per share it is possible to lose money by investing in the Fund. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

2 Prior to December 1, 2001, the Cash Management Class of the Fund was known as the Institutional Class. A portion of the fees charged to the Cash Management Class of the Fund has been waived since 2002. Performance prior to waiving fees was lower than actual returns shown for periods since 2002.

3 A portion of the fees charged to the PlanAhead Class of the Fund has been waived since 2003. Performance prior to waiving fees was lower than the actual returns shown for periods since 2003.

4 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus for the Cash Management and the PlanAhead Class shares was 0.64% and 1.02%, respectively. After expense reimbursement, the net expense ratio set forth in the most recent Fund prospectus for the Cash Management, Institutional and BBH Comset Class shares was 0.15% and 0.63%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

                    PORTFOLIO STATISTICS AS OF JUNE 30, 2007

                            CASH
                         MANAGEMENT   PLANAHEAD
                            CLASS       CLASS
                         ----------   ---------
7-day Current Yield*        5.23%        4.73%
7-day Effective Yield*      5.37%        4.85%
30-day Yield*               5.19%        4.69%
Weighted Avg. Maturity     13 Days      13 Days
Moody's Rating               Aaa         N/A
S&P Rating                  AAAm         N/A

* Annualized. You may call 1-800-388-3344 to obtain the Fund's current seven day yield. Yield is a more accurate reflection of the Fund's current earnings than total returns.

PERFORMANCE OVERVIEW
AMERICAN BEACON U.S. GOVERNMENT MONEY MARKET FUND(SM)
JUNE 30, 2007 (Unaudited)

ASSET ALLOCATION AS OF JUNE 30, 2007

                            % OF
                        NET ASSETS**
                        ------------
Repurchase Agreements       94.7%
Government Securities        5.2%
Net Other Assets             0.1%

** Percent of net assets of the American Beacon Master U.S. Government Money Market Portfolio.

FUND EXPENSE EXAMPLE

     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, administrative service fees, and other Fund expenses. The examples below are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2007 through June 30, 2007.

ACTUAL EXPENSES

     The "Actual" lines of the table provide information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Actual" line under the heading "Expenses Paid During Period" for the applicable Class to estimate the expenses you paid on your account during this period. Shareholders of the PlanAhead Class that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The "Hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund's actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the PlanAhead Class that invest in the Fund through an IRA may be subject to a custodial IRA fee of $12 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $12 higher.

     You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the "Hypothetical" lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

                             Beginning     Ending     Expenses Paid
                              Account     Account    During Period*
                               Value       Value         1/1/07-
                               1/1/07     06/30/07      06/30/07
                             ---------   ---------   --------------
CASH MANAGEMENT CLASS
Actual . . . . . . . . . .   $1,000.00   $1,025.93        $0.83
Hypothetical (5% return
before expenses) . . . . .   $1,000.00   $1,023.85        $0.82
PLANAHEAD CLASS
Actual . . . . . . . . . .   $1,000.00   $1,023.46        $3.26
Hypothetical (5% return
before expenses) . . . . .   $1,000.00   $1,021.77        $3.26

* Expenses are equal to the Fund's annualized expense ratios for the six-month period of 0.19% and 0.65% for the Cash Management and PlanAhead Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.

AMERICAN BEACON FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2007 (UNAUDITED) (IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)

                                                                               U.S. GOVERNMENT
                                                                MONEY MARKET     MONEY MARKET
                                                                ------------   ---------------
ASSETS:
   Investment in Portfolio, at value ........................   $    927,269     $    22,174
   Receivable for fund shares sold ..........................             86              --
   Receivable from Manager for expense reimbursement
      (Note 2) ..............................................            155               1
   Prepaid expenses .........................................             78              11
                                                                ------------     -----------
      TOTAL ASSETS ..........................................        927,588          22,186
                                                                ------------     -----------
LIABILITIES:
   Payable for fund shares redeemed .........................             88              --
   Dividends payable ........................................            754              29
   Administrative service and service fees payable
      (Note 2) ..............................................             72               1
   Distribution fees payable (Note 2) .......................              1              --
   Other liabilities ........................................              5               9
                                                                ------------     -----------
      TOTAL LIABILITIES .....................................            920              39
                                                                ------------     -----------
NET ASSETS ..................................................   $    926,668     $    22,147
                                                                ============     ===========
ANALYSIS OF NET ASSETS:
   Paid-in-capital ..........................................        926,668          22,147
                                                                ============     ===========
NET ASSETS ..................................................   $    926,668     $    22,147
SHARES OUTSTANDING (NO PAR VALUE):
   Cash Management Class ....................................    622,413,677      20,478,365
                                                                ============     ===========
   Institutional Class ......................................    224,681,036             N/A
                                                                ============     ===========
   PlanAhead Class ..........................................     59,105,741       1,669,039
                                                                ============     ===========
   BBH ComSet Class .........................................     20,467,642             N/A
                                                                ============     ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
   Cash Management Class ....................................   $       1.00      $     1.00
                                                                ============     ===========
   Institutional Class ......................................   $       1.00            N/A
                                                                ============     ===========
   PlanAhead Class ..........................................   $       1.00      $     1.00
                                                                ============     ===========
   BBH ComSet Class .........................................   $       1.00             N/A
                                                                ============     ===========

                             See accompanying notes

AMERICAN BEACON FUNDS
STATEMENTS OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED) (IN THOUSANDS)

                                                                      U.S. GOVERNMENT
                                                       MONEY MARKET     MONEY MARKET
                                                       ------------   ---------------
INVESTMENT INCOME ALLOCATED FROM PORTFOLIO:
   Interest income .................................      $31,526           $246
   Portfolio expenses ..............................         (632)            (5)
                                                          -------           ----
      NET INVESTMENT INCOME ALLOCATED FROM PORTFOLIO       30,894            241
                                                          -------           ----
FUND EXPENSES:
   Administrative service fees (Note 2):
      Cash Management Class ........................          240              1
      Institutional Class ..........................          151             --
      PlanAhead Class ..............................           76              1
      Platinum Class ...............................           81             10
      BBH ComSet Class .............................            3             --
   Transfer agent fees:
      Cash Management Class ........................           11             --
      Institutional Class ..........................            5             --
      PlanAhead Class ..............................            4              3
      BBH ComSet Class .............................            2             --
   Professional fees ...............................            9              7
   Registration fees and expenses ..................           42             29
   Service fees - PlanAhead Class (Note 2) .........          191              2
   Distribution fees - Platinum Class (Note 2) .....           31              4
   Prospectus and shareholder reports ..............           26              1
   Other expenses ..................................           --              4
                                                          -------           ----
      TOTAL FUND EXPENSES ..........................          872             62
                                                          -------           ----
Less waiver and reimbursement of expenses (Note 2) .         (230)           (42)
                                                          -------           ----
   NET FUND EXPENSES ...............................          642             20
                                                          -------           ----
NET INVESTMENT INCOME ..............................       30,252            221
                                                          -------           ----
REALIZED GAIN ALLOCATED FROM PORTFOLIO:
   Net realized gain on investments ................           10             --
                                                          -------           ----
      NET GAIN ON INVESTMENTS ......................           10             --
                                                          -------           ----
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS      $30,262           $221
                                                          -------           ----

                             See accompanying notes

AMERICAN BEACON FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
JUNE 30, 2007 (UNAUDITED)(IN THOUSANDS)

                                                             MONEY MARKET              U.S. GOVERNMENT MONEY MARKET
                                                   -------------------------------   -------------------------------
                                                                       Year ended                        Year ended
                                                   Six Months ended   December 31,   Six Months ended   December 31,
                                                     June 30, 2007        2006         June 30, 2007        2006
                                                   ----------------   ------------   ----------------   ------------
                                                      (unaudited)                       (unaudited)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income .......................     $    30,252      $    36,739        $    221         $    607
   Net realized gain on investments ............              10                1              --               --
      NET INCREASE IN NET ASSETS RESULTING FROM
                                                     -----------      -----------        --------         --------
         OPERATIONS ............................          30,262           36,740             221              607
                                                     -----------      -----------        --------         --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income:
      Cash Management Class ....................         (17,905)         (21,235)           (109)            (304)
      Institutional Class ......................          (7,833)          (4,754)             --               --
      PlanAhead Class ..........................          (3,757)          (9,290)            (45)            (114)
      Platinum Class ...........................            (544)          (1,460)            (67)            (189)
      BBH ComSet Class .........................            (212)              --              --               --
   Net realized gain on investments:
      Cash Management Class ....................              (6)              --              --               --
      Institutional Class ......................              (3)              --              --               --
      PlanAhead Class ..........................              (2)              (1)             --               --
      Platinum Class ...........................              --               --              --               --
      BBH ComSet Class .........................              --               --              --               --
                                                     -----------      -----------        --------         --------
         DISTRIBUTIONS TO SHAREHOLDERS .........         (30,262)         (36,740)           (221)            (607)
                                                     -----------      -----------        --------         --------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from sales of shares ...............       3,817,043        5,755,911          31,546           39,131
   Reinvestment of dividends and distributions .          25,802           32,640              79              225
   Cost of shares redeemed .....................      (4,126,659)      (5,091,891)        (19,116)         (58,084)
                                                     -----------      -----------        --------         --------
      NET INCREASE (DECREASE) IN NET ASSETS FROM
         CAPITAL SHARE TRANSACTIONS ............        (283,814)         696,660          12,509          (18,728)
                                                     -----------      -----------        --------         --------
NET INCREASE (DECREASE) IN NET ASSETS ..........        (283,814)         696,660          12,509          (18,728)
                                                     -----------      -----------        --------         --------
NET ASSETS:
   Beginning of period .........................       1,210,482          513,822           9,638           28,366
                                                     -----------      -----------        --------         --------
   END OF PERIOD ...............................     $   926,668      $ 1,210,482        $ 22,147         $  9,638
                                                     ===========      ===========        ========         ========

                             See accompanying notes

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2007 (UNAUDITED)(IN THOUSANDS)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     American Beacon Funds (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the "Act"), as amended, as a diversified, no-load, open-end management investment company with separate series. The following series are included in this report:
American Beacon Money Market and American Beacon U.S. Government Money Market Funds (each a "Fund" and collectively, the "Funds").

     The BBH Comset Class of the Money Market Fund commenced operations on April 2, 2007. The Platinum Class of the Funds was fully liquidated effective May 31, 2007.

     Each Fund invests all of its investable assets in the corresponding portfolio of the American Beacon Master Trust, an open-end diversified management investment company, as follows:

AMERICAN BEACON:                  (ARROW) invests assets in (ARROW) AMERICAN BEACON MASTER TRUST:
Money Market Fund                                                   Money Market Portfolio
U.S. Government Money Market Fund                                   U.S. Government Money Market Portfolio

     Each Fund has the same investment objectives as its corresponding American Beacon Master Trust Portfolio. The value of such investment reflects each Fund's proportionate interest in the net assets of the corresponding portfolio (5.5% and 2.8% at June 30, 2007 of the American Beacon Master Trust Money Market and U.S. Government Money Market Portfolios, respectively) (each a "Portfolio" and collectively the "Portfolios"). The financial statements of the Portfolios are included elsewhere in this report and should be read in conjunction with the Funds' financial statements.

     American Beacon Advisors, Inc. (the "Manager") is a wholly-owned subsidiary of AMR Corporation and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

     The following is a summary of the significant accounting policies followed by the Funds.

Class Disclosure

     Each Fund has multiple classes of shares designed to meet the needs of different groups of investors. Please note that not all Funds offer all classes. The following table sets forth the differences amongst the classes:

CLASS:                               OFFERED TO:                 SERVICE AND DISTRIBUTION FEES:
------                  ------------------------------------   ----------------------------------
CASH MANAGEMENT CLASS   Investors making an initial            Administrative Service Fee - 0.07%
                        investment of $10 million for Money
                        Market and $2 million for U.S.
                        Government Money Market, or
                        investors investing through an
                        intermediary

INSTITUTIONAL CLASS     Investors making an initial            Administrative Service Fee - 0.10%
                        investment of $2 million

PLANAHEAD CLASS         General public and investors           Administrative Service Fee - 0.10%
                        investing through an intermediary      Service Fee - 0.25%

BBH COMSET              Investors making an initial            Administrative Service Fee - 0.08%
                        investment of at least $10 million
                        in BBH ComSet(SM) who meet the
                        eligibility requirements established
                        by Brown Brothers Harriman & Co.

Valuation of Investments

     The Funds record their investment in the Portfolios at fair value. Valuation of securities by the Portfolios is discussed in Note 1 of the Portfolios' Notes to Financial Statements, which are included elsewhere in this report.

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)(IN THOUSANDS)

Investment Income and Dividends to Shareholders

     Each Fund records its share of net investment income (loss) and realized gain (loss) in the Portfolio each day. All net investment income (loss) and realized gain (loss) of each Portfolio are allocated pro rata among the corresponding Fund and other investors in each Portfolio at the time of such determination. The Funds generally declare dividends daily from net investment income and net short-term capital gain, if any, payable monthly.

     Dividends to shareholders are determined in accordance with federal income tax principles that may treat certain transactions differently than U.S. generally accepted accounting principles.

Allocation of Income, Expenses, Gains and Losses

     Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Use of Estimates

     The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Recently Issued Accounting Pronouncements

     On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance on how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing each Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The Funds adopted the provisions of FIN 48 effective January 1, 2007. Tax positions taken by the Funds have been deemed to meet the more likely than not threshold, and therefore, there have been no adjustments to the Funds' net asset value per share.

     In September 2006, the FASB issued Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The Manager is evaluating the impact of FAS 157; however, it is not expected to have a material impact on the Funds' net assets or results of operations.

Other

     Under the Trust's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust's maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)(IN THOUSANDS)

2. TRANSACTIONS WITH AFFILIATES

Administrative Services Agreement

     As compensation for providing administrative services to the Funds, the Manager receives an annualized fee of 0.10% of the average daily net assets of each of the Institutional and PlanAhead Classes of the Funds, 0.08% of the average daily net assets of the BBH Class of the Money Market Fund and 0.07% of the Cash Management Class of the Funds.

Distribution Plan

     The Trust has adopted a "defensive" Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Act, pursuant to which no fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the fees received by the Manager to be used for distribution purposes. Under this plan, the Trust does not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Trust shares.

Service Agreement

     The Manager and the Trust entered into a Service Agreement which obligates the Manager to oversee additional shareholder servicing of the PlanAhead Class. As compensation for performing the duties required under the Service Agreement, the Manager receives 0.25% based on the daily net assets of the PlanAhead Class.

Reimbursement and Waiver of Expenses

     The Manager contractually agreed to reimburse the following Funds for distribution and other expenses through February 29, 2008 to the extent total annual fund operating expenses exceed the following amounts:

FUND                                     CLASS        EXPENSE CAP    AMOUNT
----                                ---------------   -----------   -------
Money Market Fund                   Institutional       0.18%**     $50,430
Money Market Fund                   Cash Management     0.15%       163,573
U.S. Government Money Market Fund   Cash Management     0.15%*      1,290
U.S. Government Money Market Fund   PlanAhead           0.65%       1,312

*    Prior to March 1, 2007, the expense cap was 0.19%.

** Prior to March 1, 2007, fees were voluntarily waived by the Manager to arrive at expense cap.

     The Manager voluntarily agreed to reimburse the BBH ComSet Class of the Money Market Fund for other expenses through February 29, 2008 to the extent total annual fund operating expenses exceeded 0.15%. The Manager reimbursed expenses totaling $6,494 to the BBH ComSet Class of the Money Market Fund during the six months ended June 30, 2007.

Expense Reimbursement Plan

     The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek recoupment of fees waived or expenses reimbursed for a period of up to three years. However, recoupment will occur only if the Class' average net assets have grown or expenses have declined sufficiently to allow recoupment without causing its expense ratio to exceed the previously agreed upon expense limit. The following waived fees or reimbursed expenses are subject to potential recovery expiring in:

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)(IN THOUSANDS)

                         U.S. GOVERNMENT
YEAR      MONEY MARKET    MONEY MARKET*
----      ------------   ---------------
2007 ..     $140,252         $13,955
2008 ..      293,487          40,129
2009 ..      260,591          23,815
2010 ..      230,471           2,602

* Excludes waived fees or reimbursed expenses related to the Platinum class, which was closed May 14, 2007

     The Funds have not recorded a liability for this potential reimbursement due to the current assessment that a reimbursement is unlikely.

3. FEDERAL INCOME TAXES

     It is the policy of each of the Funds to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all net investment income as well as any net realized capital gains on the sale of investments. Therefore, no federal income tax provision is required.

     Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book-to-tax differences. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise. Temporary differences are not reflected in the financial records.

     Dividends are categorized in accordance with federal income tax regulations which may treat certain transactions differently than U. S. generally accepted accounting principles. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

     The tax character of distributions paid for the six months ended June 30, 2007 and the year ended December 31, 2006 were as follows (in thousands):

                                                                   U.S. GOVERNMENT
                                       MONEY MARKET                  MONEY MARKET
                              -----------------------------   -------------------------
                                SIX MONTHS      YEAR ENDED    SIX MONTHS    YEAR ENDED
                              ENDED JUNE 30,   DECEMBER 31,   ENDED JUNE   DECEMBER 31,
                                   2007            2006        30, 2007        2006
                              --------------   ------------   ----------   ------------
DISTRIBUTIONS PAID FROM
ORDINARY INCOME:*
   Cash Management Class ..       $17,912         $21,235        $109          $304
   Institutional Class ....         7,836           4,754          --            --
   PlanAhead Class ........         3,759           9,291          45           114
   Platinum Class .........           543           1,460          67           189
   BBH ComSet Class .......           212              --          --            --
                                  -------         -------        ----          ----
TOTAL DISTRIBUTIONS PAID ..       $30,262         $36,740        $221          $607
                                  =======         =======        ====          ====

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

     As of June 30, 2007, the components of distributable earnings on a tax basis were the same as book. The cost basis of investments for federal income tax purposes was also the same as the book basis.

     The Funds do not have capital loss carry forwards as of June 30, 2007.

AMERICAN BEACON FUNDS
NOTES TO FINANCIAL STATEMENTS - CONTINUED
JUNE 30, 2007 (UNAUDITED)(IN THOUSANDS)

4. CAPITAL SHARE TRANSACTIONS

     The tables below summarize the activity in capital shares for each class of the Funds (in thousands). Each share is valued at $1.00:

Six Months Ended June 30, 2007

                                                          Cash
                                                       Management   Institutional   PlanAhead   Platinum
                                                          Class         Class         Class       Class
                                                       ----------   -------------   ---------   --------
Money Market Fund
Shares sold ........................................    2,886,591      523,291       328,658     14,014
Reinvestment of dividends ..........................       15,172        7,108         3,019        502
Shares redeemed ....................................   (2,781,254)    (810,121)     (443,088)   (48,173)
                                                       ----------     --------      --------    -------
Net increase (decrease) in shares outstanding ......      120,509     (279,722)     (111,411)   (33,657)
                                                       ==========     ========      ========    =======

                                                            BBH
                                                       ComSet Class
                                                       ------------
Money Market Fund
Shares sold ........................................      64,489
Reinvestment of dividends ..........................           1
Shares redeemed ....................................     (44,023)
                                                         -------
Net increase in shares outstanding .................      20,467
                                                         =======

                                                          Cash
                                                       Management   PlanAhead   Platinum
                                                          Class       Class       Class
                                                       ----------   ---------   --------
U.S. Government Money Market Fund
Shares sold ........................................     24,185       3,062       4,299
Reinvestment of dividends ..........................          5          12          62
Shares redeemed ....................................     (7,280)     (3,463)     (8,373)
                                                         ------        ----      ------
Net increase (decrease) in shares outstanding ......     16,910        (389)     (4,012)
                                                         ======        ====      ======

Year Ended December 31, 2006

                                                          Cash
                                                       Management   Institutional   PlanAhead   Platinum
                                                          Class         Class         Class       Class
                                                       ----------   -------------   ---------   --------
Money Market Fund
Shares sold ........................................    3,868,924     1,325,652      515,551     45,785
Reinvestment of dividends ..........................       19,760         3,586        7,834      1,460
Shares redeemed ....................................   (3,586,788)     (861,256)    (589,770)   (54,077)
                                                       ----------     ---------     --------    -------
Net increase (decrease) in shares outstanding ......      301,896       467,982      (66,385)    (6,832)
                                                       ==========     =========     ========    =======

                                                          Cash
                                                       Management   PlanAhead   Platinum
                                                          Class       Class       Class
                                                       ----------   ---------   --------
U.S. Government Money Market Fund
Shares sold ........................................     20,648       8,290      10,194
Reinvestment of dividends ..........................          0          36         189
Shares redeemed ....................................    (39,597)     (8,201)    (10,286)
                                                        -------      ------     -------
Net increase (decrease) in shares outstanding ......    (18,949)        125          97
                                                        =======      ======     =======

AMERICAN BEACON MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

                                                                                      Cash Management Class
                                                                ----------------------------------------------------------------
                                                                 Six Months                 Year Ended December 31,
                                                                 Ended June   --------------------------------------------------
                                                                  30, 2007      2006       2005       2004       2003      2002
                                                                -----------   --------   --------   --------   --------   ------
                                                                (Unaudited)
Net asset value, beginning of period ........................   $   1.00      $   1.00   $   1.00   $   1.00   $   1.00   $ 1.00
                                                                --------      --------   --------   --------   --------   ------
Income from investment operations:
   Net investment income(A) .................................      0 .03         0 .05      0 .03      0 .01      0 .01    0 .02
   Net realized gain on investments(B) ......................         --            --         --         --         --       --
                                                                --------      --------   --------   --------   --------   ------
Total income from investment operations .....................       0.03          0.05       0.03       0.01       0.01     0.02
                                                                --------      --------   --------   --------   --------   ------
Less distributions:
   Less Dividends from net investment income ................      (0.03)        (0.05)     (0.03)     (0.01)     (0.01)   (0.02)
   Distributions from net realized gains on investments(B) ..         --            --         --         --         --       --
                                                                --------      --------   --------   --------   --------   ------
Total distributions .........................................      (0.03)        (0.05)     (0.03)     (0.01)     (0.01)   (0.02)
                                                                --------      --------   --------   --------   --------   ------
Net asset value, end of period ..............................   $   1.00      $   1.00   $   1.00   $   1.00   $   1.00   $ 1.00
                                                                ========      ========   ========   ========   ========   ======
Total return ................................................       2.62%(C)      5.05%      3.19%      1.30%      1.08%    1.73%
                                                                ========      ========   ========   ========   ========   ======
Ratios and supplemental data:
   Net assets, end of period (in thousands) .................   $622,414      $501,905   $200,010   $434,587   $117,395   $6,641
   Ratios to average net assets (annualized):(A)
      Expenses, net of waivers ..............................       0.15%         0.15%      0.15%      0.15%      0.16%    0.19%
      Expenses, before waivers ..............................       0.20%         0.20%      0.23%      0.23%      0.24%    0.22%
      Net investment income, net of waivers .................       5.23%         5.04%      3.08%      1.34%      1.03%    1.73%
      Net investment income, before waivers .................       5.18%         4.99%      3.00%      1.26%      0.95%    1.70%

----------
(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the American Beacon Master Money Market Portfolio.

(B)  Amount is less than $0.01 per share.

(C)  Not annualized.

AMERICAN BEACON MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

                                                                                       Institutional Class
                                                                ----------------------------------------------------------------
                                                                 Six Months                 Year Ended December 31,
                                                                 Ended June   --------------------------------------------------
                                                                  30, 2007      2006       2005      2004      2003       2002
                                                                -----------   --------   -------   -------   --------   --------
                                                                (Unaudited)
Net asset value, beginning of period ........................   $   1.00      $   1.00   $  1.00   $  1.00   $   1.00   $   1.00
                                                                --------      --------   -------   -------   --------   --------
Income from investment operations:
   Net investment income(A) .................................       0.03          0.05      0.03      0.01       0.01       0.02
   Net realized gain on investments(B) ......................         --            --        --        --         --         --
                                                                --------      --------   -------   -------   --------   --------
Total income from investment operations .....................       0.03          0.05      0.03      0.01       0.01       0.02
                                                                --------      --------   -------   -------   --------   --------
Less distributions:
   Less Dividends from net investment income ................      (0.03)        (0.05)    (0.03)    (0.01)     (0.01)     (0.02)
   Distributions from net realized gains on investments(B) ..         --            --        --        --         --         --
                                                                --------      --------   -------   -------   --------   --------
Total distributions .........................................      (0.03)        (0.05)    (0.03)    (0.01)     (0.01)     (0.02)
                                                                --------      --------   -------   -------   --------   --------
Net asset value, end of period ..............................   $   1.00      $   1.00   $  1.00   $  1.00   $   1.00   $   1.00
                                                                ========      ========   =======   =======   ========   ========
Total return ................................................       2.60%(C)      4.99%     3.06%     1.20%      0.97%      1.67%
                                                                ========      ========   =======   =======   ========   ========
Ratios and supplemental data:
   Net assets, end of period (in thousands) .................   $224,681      $504,403   $36,421   $34,146   $159,092   $474,922
   Ratios to average net assets (annualized):(A)
      Expenses, net of waivers ..............................       0.19%         0.19%     0.28%     0.24%      0.27%      0.24%
      Expenses, before waivers ..............................       0.22%         0.23%     0.28%     0.24%      0.27%      0.24%
      Net investment income, net of waivers .................       5.19%         5.06%     3.07%     1.05%      1.00%      1.68%
      Net investment income, before waivers .................       5.15%         5.02%     3.07%     1.05%      1.00%      1.68%

----------
(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the American Beacon Master Money Market Portfolio.

(B)  Amount is less than $0.01 per share.

(C)  Not annualized.

AMERICAN BEACON MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

                                                                                          PlanAhead Class
                                                                ------------------------------------------------------------------
                                                                 Six Months                  Year Ended December 31,
                                                                 Ended June   ----------------------------------------------------
                                                                  30, 2007      2006       2005       2004       2003       2002
                                                                -----------   --------   --------   --------   --------   --------
                                                                (Unaudited)
Net asset value, beginning of period ........................   $  1.00       $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                                                -------       --------   --------   --------   --------   --------
Income from investment operations:
   Net investment income(A) .................................      0.02           0.05       0.03       0.01       0.01       0.01
   Net realized gain on investments(B) ......................        --             --         --         --         --         --
                                                                -------       --------   --------   --------   --------   --------
Total income from investment operations .....................      0.02           0.05       0.03       0.01       0.01       0.01
                                                                -------       --------   --------   --------   --------   --------
Less distributions:
   Less Dividends from net investment income ................     (0.02)         (0.05)     (0.03)     (0.01)     (0.01)     (0.01)
   Distributions from net realized gains on investments(B) ..        --             --         --         --         --         --
                                                                -------       --------   --------   --------   --------   --------
Total distributions .........................................     (0.02)         (0.05)     (0.03)     (0.01)     (0.01)     (0.01)
                                                                -------       --------   --------   --------   --------   --------
Net asset value, end of period ..............................   $  1.00         $1 .00   $   1.00   $   1.00   $   1.00   $   1.00
                                                                =======       ========   ========   ========   ========   ========
Total return ................................................      2.46%(C)       4.69%      2.82%      0.93%      0.70%      1.37%
                                                                =======       ========   ========   ========   ========   ========
Ratios and supplemental data:
   Net assets, end of period (in thousands) .................   $59,106       $170,518   $236,903   $132,438   $126,972   $155,535
   Ratios to average net assets (annualized):(A)
      Expenses, net of waivers ..............................      0.45%          0.49%      0.51%      0.51%      0.54%      0.54%
      Expenses, before waivers ..............................      0.46%          0.49%      0.51%      0.51%      0.54%      0.54%
      Net investment income, net of waivers .................      4.92%          4.59%      2.83%      0.94%      0.71%      1.36%
      Net investment income, before waivers .................      4.91%          4.59%      2.83%      0.94%      0.71%      1.36%

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the American Beacon Master Money Market Portfolio.

(B)  Amount is less than $0.01 per share.

(C)  Not annualized.


                             See accompanying notes

AMERICAN BEACON MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

                                                                     BBH
                                                                ComSet Class
                                                                ------------
                                                                 April 02 to
                                                                  June 30,
                                                                    2007
                                                                ------------
                                                                 (Unaudited)
Net asset value, beginning of period ........................    $  1.00
                                                                 -------
Income from investment operations:
   Net investment income(A) .................................       0.01
   Net realized gain on investments(B) ......................         --
                                                                 -------
Total income from investment operations .....................       0.01
                                                                 -------
Less distributions:
   Less Dividends from net investment income ................      (0.01)
   Distributions from net realized gains on investments(B) ..         --
                                                                 -------
Total distributions .........................................      (0.01)
                                                                 -------
Net asset value, end of period ..............................    $  1.00
                                                                 =======
Total return ................................................       1.29%(C)
                                                                 =======
Ratios and supplemental data:
   Net assets, end of period (in thousands) .................    $20,467
   Ratios to average net assets (annualized):(A)
      Expenses, net of waivers ..............................       0.15%
      Expenses, before waivers ..............................       0.31%
      Net investment income, net of waivers .................       5.22%
      Net investment income, before waivers .................       5.06%

----------
(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the American Beacon Master Money Market Portfolio.

(B)  Amount is less than $0.01 per share.

(C)  Not annualized.

                             See accompanying notes

AMERICAN BEACON U.S. GOVERNMENT MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

                                                                                    Cash Management Class
                                                                -------------------------------------------------------------
                                                                    Six
                                                                   Months
                                                                   Ended                   Year Ended December 31,
                                                                  June 30,     ----------------------------------------------
                                                                    2007        2006      2005      2004      2003      2002
                                                                -----------    ------   -------   -------   -------   -------
                                                                (Unaudited)
Net asset value, beginning of period ........................     $  1.00      $ 1.00   $  1.00   $  1.00   $  1.00   $  1.00
                                                                  -------      ------   -------   -------   -------   -------
Income from investment operations:
   Net investment income(A)..................................        0.03        0.05      0.03      0.01      0.01      0.02
   Net realized gain on investments(B).......................          --          --        --        --        --        --
                                                                  -------      ------   -------   -------   -------   -------
Total income from investment operations .....................        0.03        0.05      0.03      0.01      0.01      0.02
                                                                  -------      ------   -------   -------   -------   -------
Less distributions:
   Less Dividends from net investment income ................       (0.03)      (0.05)    (0.03)    (0.01)    (0.01)    (0.02)
   Distributions from net realized gains on investments(B)...          --          --        --        --        --        --
                                                                  -------      ------   -------   -------   -------   -------
Total distributions .........................................       (0.03)      (0.05)    (0.03)    (0.01)    (0.01)    (0.02)
                                                                  -------      ------   -------   -------   -------   -------
Net asset value, end of period ..............................     $  1.00      $ 1.00   $  1.00   $  1.00   $  1.00   $  1.00
                                                                  =======      ======   =======   =======   =======   =======
Total return ................................................        2.59%(C)    4.97%     3.12%     1.22%     1.04%     1.67%
                                                                  =======      ======   =======   =======   =======   =======
Ratios and supplemental data:
   Net assets, end of period (in thousands) .................     $20,478      $3,568   $22,518   $28,591   $22,060   $38,310
   Ratios to average net assets (annualized):(A)
      Expenses, net of waivers ..............................        0.16%       0.19%     0.19%     0.19%     0.19%     0.19%
      Expenses, before waivers ..............................        1.20%       0.64%     0.38%     0.29%     0.37%     0.23%
      Net investment income, net of waivers .................        5.17%       4.60%     2.99%     1.21%     1.04%     1.69%
      Net investment income, before waivers .................        4.14%       4.16%     2.80%     1.11%     0.86%     1.65%

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the American Beacon Master U.S. Government Money Market Portfolio.

(B)  Amount is less than $0.01 per share.

(C)  Not annualized.

                             See accompanying notes

AMERICAN BEACON U.S. GOVERNMENT MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)

                                                                                        PlanAhead Class
                                                                --------------------------------------------------------------
                                                                    Six
                                                                   Months
                                                                   Ended                   Year Ended December 31,
                                                                  June 30,     -----------------------------------------------
                                                                    2007        2006     2005      2004       2003      2002
                                                                -----------    ------   ------   -------    -------   --------
                                                                (Unaudited)
Net asset value, beginning of period ........................      $ 1.00      $ 1.00   $ 1.00   $ 1.00     $  1.00   $   1.00
                                                                   ------      ------   ------   ------     -------   --------
Income from investment operations:
   Net investment income(A)..................................        0.02        0.04     0.03     0.00(B)     0.01       0.01
   Net realized gain on investments(B).......................          --          --       --       --          --         --
                                                                   ------      ------   ------   ------     -------   --------
Total income from investment operations......................        0.02        0.04     0.03       --        0.01       0.01
                                                                   ------      ------   ------   ------     -------   --------
Less distributions:
   Less Dividends from net investment income.................       (0.02)      (0.04)   (0.03)    0.00(B)    (0.01)     (0.01)
   Distributions from net realized gains on investments(B)...          --          --       --       --          --         --
                                                                   ------      ------   ------   ------     -------   --------
Total distributions..........................................       (0.02)      (0.04)   (0.03)      --       (0.01)     (0.01)
                                                                   ------      ------   ------   ------     -------   --------
Net asset value, end of period...............................      $ 1.00      $ 1.00   $ 1.00   $ 1.00     $  1.00   $   1.00
                                                                   ======      ======   ======   ======     =======   ========
Total return.................................................        2.35%(C)    4.51%    2.71%    0.85%       0.61%      1.30%
                                                                   ======      ======   ======   ======     =======   ========
Ratios and supplemental data:
   Net assets, end of period (in thousands)..................      $1,669      $2,058   $1,933   $5,370     $26,785   $175,115
   Ratios to average net assets (annualized):(A)
      Expenses, net of waivers...............................        0.65%       0.63%    0.58%    0.56%       0.58%      0.55%
      Expenses, before waivers...............................        1.75%       1.02%    0.61%    0.57%       0.62%      0.55%
      Net investment income, net of waivers..................        4.68%       4.39%    2.47%    0.68%       0.72%      1.25%
      Net investment income, before waivers..................        3.59%       4.00%    2.44%    0.67%       0.68%      1.25%

(A) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the American Beacon Master U.S. Government Money Market Portfolio.

(B)  Amount is less than $0.01 per share.

(C)  Not annualized.

                             See accompanying notes

AMERICAN BEACON MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS
June 30, 2007 (Unaudited)

                                                                            PAR
                                                                          AMOUNT       VALUE
                                                                         --------   ----------
                                                                         (DOLLARS IN THOUSANDS)
FUNDING AGREEMENTS - 0.89%
   Metropolitan Life Insurance Co., 5.41%, Due 11/21/2007 ++ .........   $150,000   $  150,000
                                                                                    ----------
MEDIUM-TERM NOTES - 32.06%
   ABN Amro Bank NV, 5.409%, Due 4/18/2008 ++ # ......................    132,050      132,133
   American Honda Finance Corp.,
      5.31%, Due 7/10/2007 ++ # ......................................     33,040       33,040
      5.385%, Due 7/23/2007 ++ # .....................................     10,000       10,000
      5.38%, Due 8/23/2007 ++ # ......................................     20,000       20,002
      5.47%, Due 8/23/2007 ++ # ......................................      5,500        5,501
      5.38%, Due 9/19/2007 ++ # ......................................     25,000       25,003
      5.465%, Due 10/22/2007 ++ # ....................................     10,000       10,004
      5.39%, Due 11/15/2007 ++ # .....................................     42,000       42,009
      5.375%, Due 1/23/2008 ++ .......................................     40,000       40,011
      5.42%, Due 2/22/2008 ++ # ......................................     33,200       33,219
      5.327%, Due 5/9/2008 ++ # ......................................     15,000       15,000
   ASIF Global Financing XXI, 5.71%, Due 3/14/2008 ++ # ..............     32,650       32,736
   ASIF Global Financing XXXII, 5.41%, Due 2/25/2008 ++ # ............    206,600      206,713
   Bank of America Corp.,
      5.46%, Due 9/7/2007 ++ # .......................................    183,180      183,223
      5.786%, Due 5/5/2008 ++ ........................................     32,000       32,125
   Berkshire Hathaway Finance Corp.,
      5.40%, Due 1/11/2008 ++ # ......................................    128,085      128,147
      5.42%, Due 5/16/2008 ++ # ......................................     23,750       23,772
   Citigroup Global Markets Holdings, Inc., 5.43%, Due 8/16/2007 ++ ..     58,800       58,808
   Citigroup, Inc.,
      5.416%, Due 11/1/2007 ++ .......................................    130,115      130,162
      5.405%, Due 5/2/2008 ++ ........................................    199,700      199,838
   Commonwealth Bank of Australia, 5.355%, Due 1/31/2008 ++ # ........    175,000      175,035
   Credit Suisse USA, Inc., 5.47%, Due 6/2/2008 ++ ...................     25,053       25,084
   General Electric Capital Corp.,
      5.445%, Due 10/17/2007 ++ ......................................    180,000      180,000
      5.41%, Due 1/3/2008 ++ .........................................    211,500      211,608
      5.406%, Due 1/15/2008 ++ .......................................    324,455      324,604
      5.40%, Due 3/4/2008 ++ .........................................     40,886       40,907
      5.416%, Due 4/15/2008 ++ .......................................     65,000       65,050
      5.41%, Due 5/19/2008 ++ ........................................     20,000       20,016
   Goldman Sachs Group, Inc.,
      5.474%, Due 7/2/2007 ++ ........................................     64,350       64,350
      5.475%, Due 10/5/2007 ++ .......................................     12,700       12,705
   HBOS Treasury Services plc, 5.357%, Due 7/17/2008 ++ # ............     59,500       59,515
   HSBC Finance Corp.,
      5.505%, Due 7/27/2007 ++ .......................................     97,525       97,538
      5.39%, Due 10/4/2007 ++ ........................................    115,000      115,022
      5.36%, Due 5/21/2008 ++ ........................................    162,770      162,803

AMERICAN BEACON MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS
June 30, 2007 (Unaudited)

                                                                            PAR
                                                                          AMOUNT       VALUE
                                                                         --------   ----------
                                                                         (DOLLARS IN THOUSANDS)
   JPMorgan Chase & Co., 5.425%, Due 1/25/2008 ++ ....................   $220,000   $  220,129
   Merrill Lynch & Co., Inc.,
      5.39%, Due 8/24/2007 ++ ........................................     39,830       39,833
      5.47%, Due 8/27/2007 ++ ........................................     77,000       77,017
      5.485%, Due 10/19/2007 ++ ......................................     83,000       83,037
      5.39%, Due 2/14/2008 ++ ........................................     61,300       61,324
      5.46%, Due 6/16/2008 ++ ........................................     93,350       93,463
   Monumental Global Funding II, 5.39%, Due 9/13/2007 ++ # ...........     21,500       21,502
   Morgan Stanley,
      5.48%, Due 7/27/2007 ++ ........................................     58,595       58,602
      5.484%, Due 1/18/2008 ++ .......................................     68,900       68,958
   Royal Bank of Scotland plc,
      5.36%, Due 12/21/2007 ++ # .....................................    230,000      230,044
      5.36%, Due 4/11/2008 ++ # ......................................    435,500      435,638
      5.365%, Due 4/21/2008 ++ # .....................................     50,000       50,017
      5.33%, Due 7/18/2008 ++ # ......................................    150,000      150,000
   Toyota Motor Credit Corp.,
      5.327%, Due 8/10/2007 ++ .......................................     60,000       60,002
      5.33%, Due 9/14/2007 ++ ........................................     95,000       95,005
      5.33%, Due 10/12/2007 ++ .......................................      4,800        4,800
      5.346%, Due 4/15/2008 ++ .......................................    100,000      100,022
      5.33%, Due 6/17/2008 ++ ........................................     24,000       24,004
   Wachovia Corp., 5.435%, Due 7/20/2007 ++ ..........................    179,152      179,163
   Wells Fargo & Co.,
      5.42%, Due 9/28/2007 ++ ........................................    269,901      269,971
      5.33%, Due 7/14/2008 ++ # ......................................    150,000      150,000
                                                                                    ----------
   TOTAL MEDIUM-TERM NOTES ...........................................               5,388,214
                                                                                    ----------
PROMISSORY NOTES - 2.68%
   Goldman Sachs Group, Inc., 5.36%, Due 5/9/2008 ++ .................    450,000      450,000
                                                                                    ----------
CERTIFICATES OF DEPOSIT AND BANK NOTES - 25.94%
   Allied Irish Banks N.Y., 5.336%, Due 8/8/2007 ++ ..................     15,000       15,000
   Bank of New York,
      5.335%, Due 11/16/2007 ++ ......................................     77,500       77,505
      5.335%, Due 11/19/2007 ++ ......................................      5,000        5,000
   Bank of Nova Scotia N.Y., 5.335%, Due 10/31/2007 ++ ...............     64,860       64,863
   Barclays Bank N.Y.,
      5.32%, Due 8/24/2007 ...........................................    250,000      250,000
      5.35%, Due 10/2/2007 ...........................................    250,000      250,000
   BNP Paribas N.Y., 5.29%, Due 10/3/2007 ++ .........................    100,000       99,994
   Branch Banking & Trust,
      5.307%, Due 8/10/2007 ++ .......................................     50,000       49,999
      5.36%, Due 11/16/2007 ++ .......................................    100,000      100,017
   Caylon N.Y.,
      5.327%, Due 8/10/2007 ++ .......................................    542,000      541,999

AMERICAN BEACON MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS
June 30, 2007 (Unaudited)

                                                                            PAR
                                                                          AMOUNT       VALUE
                                                                         --------   ----------
                                                                         (DOLLARS IN THOUSANDS)
   Caylon N.Y.,
      5.28%, Due 9/13/2007 ++ ........................................   $185,700   $  185,690
      5.29%, Due 10/3/2007 ++ ........................................     67,500       67,497
   Credit Suisse N.Y.,
      5.338%, Due 8/13/2007 ++ .......................................    125,000      125,001
      5.33%, Due 2/26/2008 ++ ........................................    250,000      250,000
   Deutsche Bank N.Y., 5.36%, Due 6/19/2008 ++ .......................    280,000      280,084
   HSBC Bank USA, 5.43%, Due 9/21/2007 ++ ............................    203,550      203,600
   M&I Marshall & Ilsley Bank,
      5.341%, Due 8/1/2007 ++ ........................................     50,000       50,000
      5.33%, Due 2/15/2008 ++ ........................................    196,500      196,504
   National City Bank,
      5.30%, Due 10/4/2007 ++ ........................................    135,000      134,994
      5.40%, Due 1/10/2008 ++ ........................................      6,925        6,928
   Nordea Bank Finland N.Y., 5.298%, Due 5/28/2008 ++ ................     21,600       21,592
   Suntrust Bank, 5.429%, Due 4/2/2008 ++ ............................     53,020       53,064
   US Bank, NA,
      5.39%, Due 9/10/2007 ++ ........................................    250,000      250,037
      5.39%, Due 9/28/2007 ++ ........................................     60,000       60,011
      5.379%, Due 10/1/2007 ++ .......................................    135,450      135,474
      5.32%, Due 1/3/2008 ++ .........................................    221,500      221,503
   Wachovia Bank, 5.35%, Due 9/28/2007 ++ ............................     50,000       50,003
   Westpac Bank N.Y., 5.316%, Due 1/15/2008 ++ .......................     46,000       45,999
   World Savings Bank FSB,
      5.36%, Due 10/19/2007 ++ .......................................    400,000      400,050
      5.42%, Due 12/7/2007 ++ ........................................    117,400      117,446
      5.41%, Due 6/20/2008 ++ ........................................     50,000       50,041
                                                                                    ----------
   TOTAL CERTIFICATES OF DEPOSIT AND BANK NOTES ......................               4,359,895
                                                                                    ----------
COMMERCIAL PAPER - 20.20%
   Barton Capital LLC,
      5.28%, Due 7/2/2007 ............................................     50,000       49,993
      5.29%, Due 7/13/2007 # .........................................     37,856       37,789
   Beta Finance Corp., 5.26%, Due 9/12/2007 ..........................     40,000       39,573
   Citigroup Funding, Inc.,
      5.26%, Due 8/23/2007 ...........................................    200,000      198,451
      5.26%, Due 8/29/2007 ...........................................    150,000      148,707
   Falcon Asset Securitization LLC, 5.26%, Due 9/28/2007 .............     77,749       76,738
   FCAR Owner Trust, Series I,
      5.27%, Due 8/15/2007 ...........................................    300,000      298,018
      5.285%, Due 9/17/2007 ..........................................    475,000      469,566
   Fountain Square Commercial Funding Corp.,
      5.26%, Due 8/21/2007 # .........................................     10,000        9,926
      5.275%, Due 9/19/2007 # ........................................     90,378       89,319
   General Electric Capital Corp., 5.04%, Due 11/9/2007 ..............     40,000       39,266
   Golden Funding Corp., 5.375%, Due 7/16/2007 .......................    150,000      149,664

AMERICAN BEACON MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS
June 30, 2007 (Unaudited)

                                                           PAR
                                                          AMOUNT       VALUE
                                                        ---------   -----------
                                                         (DOLLARS IN THOUSANDS)
   K2 USA LLC, 5.26%, Due 9/18/2007 # ...............    $ 36,100   $    35,683
   Kitty Hawk Funding Corp., 5.32%, Due 7/31/2007 ...      30,000        29,867
   Lexington Parker Capital Co. LLC, 5.26%,
      Due 10/18/2007 ................................      25,000        24,602
   Long Lane Master Trust IV,
      5.32%, Due 7/23/2007 # ........................      24,101        24,023
      5.34%, Due 7/26/2007 # ........................     414,549       413,414
   Park Avenue Receivables Co. LLC,
      5.30%, Due 7/20/2007 ..........................     250,000       249,301
      5.265%, Due 8/22/2007 .........................      60,000        59,544
   Sheffield Receivables Corp., 5.29%,
      Due 7/23/2007 # ...............................      42,850        42,712
   Stanfield Victoria Funding LLC,
      5.26%, Due 8/21/2007 # ........................      45,000        44,665
      5.26%, Due 8/28/2007 # ........................      25,000        24,788
      5.265%, Due 9/4/2007 # ........................      25,000        24,762
      5.27%, Due 9/6/2007 # .........................     115,000       113,873
   Three Rivers Funding Corp., 5.28%,
      Due 7/11/2007 # ...............................      87,156        87,028
   Toyota Motor Credit Corp.,
      5.20%, Due 7/30/2007 ..........................     100,000        99,581
      5.20%, Due 7/31/2007 ..........................     200,000       199,133
      5.20%, Due 8/1/2007 ...........................      50,000        49,776
   UBS Finance Delaware LLC,
      5.20%, Due 8/6/2007 ...........................     140,000       139,272
      5.20%, Due 8/10/2007 ..........................     100,000        99,422
   Yorktown Capital LLC, 5.28%, Due 7/5/2007 ........      25,249        25,234
                                                                    -----------
   TOTAL COMMERCIAL PAPER ...........................                 3,393,690
                                                                    -----------
TIME DEPOSITS - 10.92%
   ING Bank, NV, 5.344%, Due 7/2/2007 ...............     620,000       620,000
   Natixis, 5.375%, Due 7/2/2007 ....................     750,000       750,000
   Rabobank Nederland, 5.34%, Due 12/1/2006 .........     464,487       464,487
                                                                    -----------
   TOTAL TIME DEPOSITS ..............................                 1,834,487
                                                                    -----------
REPURCHASE AGREEMENTS - 8.63%
   Bank of America, NA, 5.475%, Due 7/2/2007
      (Held at Bank of New York, Collateralized by
      Whole Loan Mortgages valued at $618,000, 0.00%,
      2/23/2036) ....................................     600,000       600,000
   Citigroup, Inc., 5.475%, Due 7/2/2007 (Held at
      JPMorgan Chase, NYC, Collateralized by Whole
      Loan Mortgages valued at $53,028, 0.00%,
      4/24/2037 - 6/25/2037) ........................      50,000        50,000
   Lehman Brothers Holdings, Inc., 5.41%,
      Due 7/2/2007 (Held at JPMorgan Chase, NYC,
      Collateralized by Asset Backed Securities
      valued at $662,937, 0.00% - 8.9%, 9/17/2007 -
      2/25/2047) ....................................     650,000       650,000
      5.445%, Due 7/2/2007 (Held at JPMorgan Chase,
         NYC, Collateralized by Corporate Obligations
         valued at $115,908, 0.00% - 8.25%,
         9/15/2010 - 8/1/2037; and Medium-Term Notes
         valued at $37,081, 5.9%, 12/21/2035) .......     150,000       150,000
                                                                    -----------
   TOTAL REPURCHASE AGREEMENTS ......................                 1,450,000
                                                                    -----------
TOTAL INVESTMENTS - 101.32% (COST $17,026,286) ......               $17,026,286
LIABILITIES, NET OF OTHER ASSETS - (1.32%) ..........                  (222,280)
                                                                    -----------
TOTAL NET ASSETS - 100.00% ..........................               $16,804,006
                                                                    ===========

AMERICAN BEACON MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS
June 30, 2007 (Unaudited)

     Percentages are stated as a percent of net assets.

++ The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.

# Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $3,120,235 or 18.57% of net assets. The Fund has no right to demand registration of these securities.

AMERICAN BEACON U.S. GOVERNMENT MONEY MARKET PORTFOLIO
SCHEDULE OF INVESTMENTS
June 30, 2007 (Unaudited)

                                                           PAR
                                                          AMOUNT        VALUE
                                                        ----------   -----------
                                                         (DOLLARS IN THOUSANDS)
U.S. AGENCY OBLIGATIONS - 5.17%
FEDERAL FARM CREDIT BANK - 1.34%
   5.10%, Due 8/14/2007 ++ ..........................    $ 10,851      $ 10,783
                                                                       --------
FEDERAL HOME LOAN BANK - 3.73%
   5.30%, Due 2/22/2008 ++ ..........................      15,000        14,999
   5.30%, Due 5/7/2008 ++ ...........................      15,000        14,999
                                                                       --------
                                                                         29,998
                                                                       --------
FEDERAL HOME LOAN MORTGAGE CORPORATION - 0.10%
   5.05%, Due 12/31/2007 ++ .........................         793           773
                                                                       --------
TOTAL U.S. AGENCY OBLIGATIONS .......................                    41,554
                                                                       --------
REPURCHASE AGREEMENTS - 94.75%
   Banc of America Securities, LLC, 5.375%,
      Due 7/2/2007 (Held at Bank of New York,
      Collateralized by U.S. Government Obligations
      valued at $255,000, 5.5%, 6/1/2033) ...........     250,000       250,000
   Barclays Capital, Inc., 5.35%, Due 7/2/2007
      (Held at Bank of New York, Collateralized by
      U.S. Government Obligations valued at $224,400,
      3.998% - 6.277%, 6/1/2035 - 7/1/2037) .........     220,000       220,000
   Goldman Sachs, 5.35%, Due 7/2/2007 (Held at Bank
      of New York, Collateralized by U.S. Government
      Obligations valued at $297,745, 4.0% - 7.5%,
      1/1/2009 - 4/1/2037) ..........................     291,907       291,907
                                                                       --------
   TOTAL REPURCHASE AGREEMENTS ......................                   761,907
                                                                       --------
TOTAL INVESTMENTS - 99.92% (COST $803,461) ..........                  $803,461
OTHER ASSETS, NET OF LIABILITIES - 0.08% ............                       604
                                                                       --------
TOTAL NET ASSETS - 100.00% ..........................                  $804,065
                                                                       ========

     Percentages are stated as a percent of net assets.

++ The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.

AMERICAN BEACON MASTER TRUST PORTFOLIOS
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2007 (UNAUDITED) (IN THOUSANDS)

                                                                         U.S.
                                                                      GOVERNMENT
                                                          MONEY         MONEY
                                                          MARKET        MARKET
                                                       -----------   -----------
ASSETS:
   Investment in securities at value
      (cost - $15,576,286 and $41,554,
      respectively) ................................   $15,576,286    $ 41,554
   Repurchase agreement (cost - $1,450,000 and
      $761,907, respectively) ......................     1,450,000     761,907
   Dividends and interest receivable ...............        75,748         680
   Prepaid expenses ................................           164           7
                                                       -----------    --------
      TOTAL ASSETS .................................    17,102,198     804,148
                                                       -----------    --------
LIABILITIES:
   Management and investment advisory fees payable
   (Note 2) ........................................         1,435          61
   Other liabilities ...............................       296,757          22
                                                       -----------    --------
      TOTAL LIABILITIES ............................       298,192          83
                                                       -----------    --------
NET ASSETS APPLICABLE TO INVESTORS' BENEFICIAL
   INTERESTS                                           $16,804,006    $804,065
                                                       ===========    ========

                             See accompanying notes

AMERICAN BEACON MASTER TRUST PORTFOLIOS
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED) (IN THOUSANDS)

                                                                         U.S.
                                                                      Government
                                                             Money       Money
                                                            Market      Market
                                                           --------   ----------
INVESTMENT INCOME:
   Interest income .....................................   $433,809     $19,778
                                                           --------     -------
      TOTAL INVESTMENT INCOME ..........................    433,809      19,778
                                                           --------     -------
EXPENSES:
   Management and investment advisory fees (Note 2) ....      8,087         371
   Custodian fees ......................................        291          12
   Professional fees ...................................         66          16
   Other expenses ......................................        235           6
                                                           --------     -------
      TOTAL EXPENSES ...................................      8,679         405
                                                           --------     -------
NET INVESTMENT INCOME ..................................    425,130      19,373
                                                           --------     -------
REALIZED GAIN ON INVESTMENTS:
   Net realized gain on investments ....................        128           1
                                                           --------     -------
      NET GAIN ON INVESTMENTS ..........................        128           1
                                                           --------     -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...   $425,258     $19,374
                                                           ========     =======

                             See accompanying notes

AMERICAN BEACON MASTER TRUST PORTFOLIOS
STATEMENT OF CHANGES IN NET ASSETS
(IN THOUSANDS)

                                                                                           U.S. GOVERNMENT MONEY
                                                                 MONEY MARKET                     MARKET
                                                       ------------------------------   ---------------------------
                                                         Six Months       Year Ended     Six Months     Year Ended
                                                       Ended June 30,    December 31,    Ended June    December 31,
                                                            2007             2006         30, 2007         2006
                                                       --------------   -------------   ------------   ------------
                                                         (unaudited)                    (unaudited)
INCREASE IN NET ASSETS:
OPERATIONS:
   Net investment income ...........................   $    425,130     $     530,893   $    19,373    $     17,196
   Net realized gain on investments ................            128                12             1               1
                                                       ------------     -------------   -----------    ------------
      TOTAL INCREASE IN NET ASSETS RESULTING FROM
         OPERATIONS ................................        425,258           530,905        19,374          17,197
                                                       ------------     -------------   -----------    ------------
TRANSACTIONS IN INVESTORS' BENEFICIAL
INTERESTS:
   Contributions ...................................     18,498,503       131,682,048     1,960,272       3,002,185
   Withdrawals .....................................    (14,847,924)     (126,270,825)   (1,738,977)     (2,695,546)
                                                       ------------     -------------   -----------    ------------
      NET INCREASE IN NET ASSETS RESULTING FROM
         TRANSACTIONS IN INVESTORS' BENEFICIAL
         INTERESTS .................................      3,650,579         5,411,223       221,295         306,639
                                                       ------------     -------------   -----------    ------------
      NET INCREASE IN NET ASSETS ...................      4,075,837         5,942,128       240,669         323,836
                                                       ------------     -------------   -----------    ------------
NET ASSETS:
   Beginning of period .............................     12,728,169         6,786,041       563,396         239,560
                                                       ------------     -------------   -----------    ------------
   END OF PERIOD ...................................   $ 16,804,006     $  12,728,169   $   804,065     $   563,396
                                                       ============     =============   ===========    ============

                             See accompanying notes

AMERICAN BEACON MASTER TRUST PORTFOLIOS
FINANCIAL HIGHLIGHTS

                                                                    Money Market
                                                ---------------------------------------------------
                                                 Six Months          Year Ended December 31,
                                                 Ended June   -------------------------------------
                                                  30, 2007     2006    2005    2004    2003    2002
                                                -----------   -----   -----   -----   -----   -----
                                                (unaudited)
Total return ................................     2.64%(A)    5.09%   3.25%   1.34%   1.13%   1.81%
Ratios to average net assets (annualized):
   Expenses .................................     0.11%       0.11%   0.11%   0.11%   0.11%   0.11%
   Net investment income ....................     5.26%       5.03%   3.20%   1.30%   1.14%   1.81%

                                                            U.S. Government Money Market
                                                ---------------------------------------------------
                                                 Six Months          Year Ended December 31,
                                                 Ended June   -------------------------------------
                                                  30, 2007     2006    2005    2004    2003    2002
                                                -----------   -----   -----   -----   -----   -----
                                                (unaudited)
Total return ................................     2.61%(A)    5.04%   3.19%   1.30%   1.11%   1.74%
Ratios to average net assets (annualized):
   Expenses .................................     0.11%       0.12%   0.12%   0.11%   0.12%   0.12%
   Net investment income ....................     5.22%       4.97%   3.15%   1.30%   1.13%   1.71%

----------
(A)  Not annualized

AMERICAN BEACON MASTER TRUST
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2007 (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     American Beacon Master Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a no load, open-end management investment company that was organized as a trust under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust dated as of November 1, 2004. Prior to November 1, 2004, the Trust was organized as a trust under the laws of the State of New York. Beneficial interests in the Trust are divided into separate series, each having distinct investment objectives and policies. These financial statements relate to the American Beacon Master Money Market Portfolio and American Beacon Master U.S. Government Money Market Portfolio (each a "Portfolio" and collectively the "Portfolios"). The objective of each Portfolio is current income, liquidity and the maintenance of a stable price of $1.00 per share. The assets of each Portfolio belong only to that Portfolio, and the liabilities of each Portfolio are borne solely by that Portfolio and no other.

     American Beacon Advisors, Inc. (the "Manager") is a wholly owned subsidiary of AMR Corporation and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services.

     The following is a summary of the significant accounting policies followed by the Portfolios.

Security Valuation

     Securities of the Portfolios are valued at amortized cost, which approximates fair value. In the event that a deviation of 1/2 of 1% or more exists between the $1.00 per share price of the Portfolios, calculated at amortized cost, and the price per share calculated by reference to market quotations, or if there is any other deviation that the Trust's Board of Trustees (the "Board") believes would result in a material dilution to shareholders or purchasers, the Board will promptly consider the appropriate action that should be initiated.

Security Transactions and Investment Income

     Security transactions are recorded on the trade date of the security purchase or sale. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for amortization of premiums or accretion of discounts on investment grade short-term securities and zero coupon instruments. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

Federal Income Taxes

     The Portfolios will be treated as partnerships for federal income tax purposes. As such, each investor in a Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that each Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of subchapter M of the Internal Revenue Code.

Repurchase Agreements

     Under the terms of a repurchase agreement, securities are acquired by a Portfolio from a securities dealer or a bank that are subject to resale at a later date. Repurchase agreements are fully collateralized by U.S. Treasury or U.S. Government agency securities and are valued at cost, which approximates market value. All collateral is held at the custodian bank. The collateral is monitored daily by the Manager so that the collateral's market value exceeds the carrying value of the repurchase agreement plus accrued interest.

AMERICAN BEACON MASTER TRUST
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2007 (UNAUDITED)

Use of Estimates

     The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Recently Issued Accounting Pronouncements

     On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance on how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing each Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. The Portolios adopted the provisions of FIN 48 effective January 1, 2007. Tax positions taken by the Portfolios have been deemed to meet the more likely than not threshold, and therefore, there have been no adjustments to the Portfolios' net asset value per share.

     In September 2006, the FASB issued Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The Manager is evaluating the impact of FAS 157; however, it is not expected to have a material impact on the Portfolios' net assets or results of operations.

Other

     Under the Trust's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust's maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2. TRANSACTIONS WITH AFFILIATES

Management Agreement

     The Trust and the Manager are parties to a Management Agreement that obligates the Manager to provide or oversee the provision of all administrative, investment advisory and portfolio management services. The Manager serves as the sole investment advisor to each of the Portfolios. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Portfolios 0.10% of the average daily net assets of each of the Portfolios.

AMERICAN BEACON MASTER TRUST
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2007 (UNAUDITED)

Interfund Lending Program

     Pursuant to an exemptive order by the Securities and Exchange Commission, the Portfolios, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Money Market Portfolio to lend money to other participating series managed by the Manager. For the six months ended June 30, 2007, the Money Market Portfolio earned $8,708 under the credit facility. This amount is included in interest income on the financial statements.

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENTS OF THE FUNDS AND THE PORTFOLIOS
(UNAUDITED)

INTERIM RENEWAL

In prior years, the Board of Trustees ("Board" or "Trustees") typically has considered the annual renewal of the existing Management Agreements between American Beacon Advisors, Inc. (the "Manager") and the American Beacon Funds (the "Trust"), on behalf of the Money Market and U.S. Government Money Market Funds (each, a "Fund" and collectively, the "Funds"), and between the Manager and the American Beacon Master Trust, on behalf of the Money Market and U.S. Government Money Market Portfolios (collectively, the "Portfolios"), at the Board meeting held in the first quarter of each year. (The term "Funds" is used throughout this section to refer to both the Funds and the Portfolios.) At the November 15, 2006 meeting, the Board decided to conduct these annual renewals at their second quarter meeting each year to enable the Trustees to consider more year-end data in their deliberations. At the March 8, 2007 Board meeting, the Board considered renewal of the Management Agreements on an interim basis until the Board meeting scheduled for the second quarter, at which meeting the Board would perform a comprehensive review of factors relevant to an annual renewal.

In connection with the interim renewal, the Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager. Further, the Board took into consideration information furnished for the Board's review and consideration throughout the year at regular Board and Investment Committee meetings. The Board considered several factors at its March 2007 meeting.but did not identify any particular information that was most relevant to its consideration to renew the Management Agreement, and each Trustee may have afforded different weight to these factors. The Board determined that certain factors typically considered in connection with an annual renewal were not material with respect to an interim renewal.

In determining whether to renew the Management Agreement on an interim basis, the Trustees considered the best interests of each Fund separately. The following considerations and conclusions are applicable to all Funds.

Cost of Services. With respect to the Management Agreement, the Board noted that the Manager proposed to continue most of the expense waivers and reimbursements that were in place for each applicable Fund's 2006 fiscal year as well as implement additional waivers and/or reimbursements.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Trustees considered that the Manager continues to provide high-quality services to each Fund at a low cost to investors and provides a comprehensive compliance program for each Fund. Based on this information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager were appropriate for each Fund and, thus, supported a decision to renew the Management Agreement on an interim basis.

Investment Performance. The Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year.

In considering the renewal of the Management Agreement with the Manager for the Funds, the Trustees considered that 1) each Fund outperformed its respective benchmark index for the 2006 calendar year, and 2) the fee rate schedules for the Manager had not changed since the last contract renewal.

Based on, among others, considerations and those noted above with respect to all Funds, the Trustees determined that the Funds and their shareholders would benefit from the Manager's continued management of the Funds until the next regular Board meeting and approved the renewal of the Agreement with respect to each of the Funds on an interim basis until the next regular Board meeting.

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENTS OF THE FUNDS AND THE PORTFOLIOS - CONTINUED
(UNAUDITED)

ANNUAL RENEWAL

At its May 25, 2007 meeting, the Board considered the renewal of the Management Agreements. In preparation for the Board's consideration to renew the Agreements, the Board and its Investment Committee undertook steps to gather and consider information furnished by the Manager and Lipper, Inc. ("Lipper"). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager.

In addition, the Board's Investment Committee worked with Lipper to obtain relevant comparative information regarding the performance, fees and expenses of the Funds. The Investment Committee held a separate meeting on May 4, 2007 to consider the information provided by Lipper. Further, the Board took into consideration information furnished for the Board's review and consideration throughout the year at regular Board and Investment Committee meetings, as well as information specifically prepared in connection with the renewal process.

The Trustees considered, among other materials, responses by the Manager to inquiries requesting:

     - a description of any significant changes (actual or anticipated) to principal activities, personnel, services provided to the Funds, or any other area, including how these changes might affect the Funds;

     -    a copy of the Manager's SEC Form ADV registration statement;

     - a summary of any material past, pending or anticipated litigation or regulatory proceedings involving the Manager or its personnel, including the results of any recent regulatory examination or independent audit;

     - a comparison of performance of each Fund to comparable investment companies and appropriate indices, including comments on the relative performance of each Fund versus the respective peer group average;

     - a profit/loss analysis of the Manager and any actual or anticipated economies of scale in relation to the services it provides to each Fund;

     - an analysis of compensation, including a comparison with fees charged to other clients for which similar services are provided, any proposed changes to the fee schedule and the effect of any fee waivers;

     - an evaluation of other benefits to the Manager or Funds as a result of their relationship, if any;

     - confirmation that the Manager's financial condition does not raise concerns that the Manager would be unable to continue providing the same scope and quality of services to the Funds;

     - a description of the scope of portfolio management services provided to the Funds and other clients, including other registered investment companies, whether such services differ, and any advantages or disadvantages that might accrue to the Funds due to the manager's involvement in other activities;

     - a description of the personnel who are assigned primary responsibility for managing the Funds, including any changes during the past year and a discussion of the adequacy of current and projected staffing levels to service the Funds;

     - a description of the basis upon which portfolio managers are compensated, including any "incentive" arrangements;

     - a discussion regarding the Manager's participation in "soft dollar" arrangements, if any, or other brokerage allocation policies with respect to Fund transactions, including the Manager's methodology for obtaining the most favorable execution and the use of any affiliated broker-dealers;

     - a description of any actual or potential conflicts of interest anticipated in managing Fund assets;

     - a description of trade allocation procedures among accounts managed by the Manager;

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENTS OF THE FUNDS AND THE PORTFOLIOS - CONTINUED
(UNAUDITED)

     - a summary of any material changes to the Manager's compliance program with regard to federal, state, corporate and Fund requirements and a certification to the reasonable design of the compliance program;

     -    a discussion of any material compliance problems and remedial actions;

     - information regarding the Manager's code of ethics, insider trading policy and disaster recovery plan, including a description of any material changes thereto;

     -    a description of the Manager's affiliation with any broker-dealer;

     - a discussion of any anticipated change in the Manager's controlling persons;

     - verification of the Manager's insurance coverage with regards to the services provided to the Funds.

     - a comparison of advisory fees and expense ratios for comparable mutual funds;

     - an analysis of any material complaints received from Fund shareholders;

     - a description of any revenue sharing activities with respect to the Funds;

     - a discussion of any rebate arrangements between the Manager and service providers to the Funds pursuant to which the Manager receives direct or indirect benefits from the service provider;

     - a discussion of whether the Manager receives, with respect to the Funds, other compensation; and

     - a description of how expenses that are not readily identifiable to a particular Fund are allocated.

The Board also obtained an analysis provided by Lipper that compared: (i) investment performance of each Fund versus comparable investment companies and appropriate indices; (ii) total Fund expenses of each Fund versus comparable mutual funds, and (iii) each Fund's investment advisory fees versus comparable mutual funds. For each Fund, the class used for comparative purposes was the class with the longest performance history, which in most cases is the Institutional Class. References below to each Fund's Lipper peer group are to the group of comparable mutual funds included in the analysis provided by Lipper.

The Trustees also received a memorandum from their legal counsel detailing the Board's responsibilities pertaining to the renewal of the Management Agreements. This memorandum explained the regulatory requirements surrounding the Trustees' process for evaluating investment advisors and the terms of the contracts.

Provided below is an overview of the primary factors the Board considered at its May 25, 2007 meeting. The Board did not identify any particular information that was most relevant to its consideration to renew the Management and Investment Advisory Agreements, and each Trustee may have afforded different weight to the various factors.

CONSIDERATIONS WITH RESPECT TO ALL FUNDS

In determining whether to approve the continuance of the Management Agreements, the Trustees considered the best interests of each Fund separately. In addition, while the Management Agreements for all of the Funds were considered at the same Board meeting, the Board considered each Fund's investment management relationships separately. In each instance, the Board considered, among other things, the following factors: (1) the nature and quality of the services provided; (2) the investment performance of the Fund and the investment advisor;
(3) the Manager's cost for providing the services and the profitability of the advisory business to the Manager; (4) the extent to which economies of scale have been taken into account in setting the fee schedule; (5) whether fee levels reflect these economies of scale for the benefit of Fund investors; (6) comparisons of services and fees with contracts entered into by the Manager with other clients (such as pension funds and other institutional funds); and (7) any other benefits derived or anticipated to be derived by the Manager from its relationship with a Fund. The Trustees posed questions to various management personnel of the Manager regarding certain key aspects of the material submitted in support of the renewal.

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENTS OF THE FUNDS AND THE PORTFOLIOS - CONTINUED
(UNAUDITED)

Nature, Extent and Quality of Services. With respect to the renewal of each Management Agreement the Board considered: the background and experience of key investment personnel and the Manager's ability to retain them; the Manager's disciplined investment approach and goal to provide consistent above average long-term performance at a low cost; the Manager's continuing efforts to add new series and share classes to enhance the Funds' product line; the Manager's record in building improved compliance, control and credit functions that reduce risks to the Funds; the addition of personnel to manage the Funds, promote sales and improve services, including the addition of a separate new information technology department at the Manager; and the high rankings received by the Funds in service surveys.

Based on the foregoing information, the Board concluded that the nature, extent and quality of the management services provided by the Manager were appropriate for each Fund and, thus, supported a decision to renew each Management Agreement.

Investment Performance. The Board evaluated the comparative information provided by Lipper and the Manager regarding each Fund's investment performance relative to its benchmark index(es) and peer group. With respect to Lipper data, the Board considered the information provided by Lipper regarding its independent peer selection methodology to select all peer groups and universes. The Board also considered the performance reports and discussions with management at Board and Committee meetings throughout the year. A discussion regarding the Board's considerations with respect to each Fund's performance appears below under "Additional Considerations and Conclusions with Respect to Each Fund."

Cost of Services and Profits Realized. In analyzing the cost of services and profitability of the Manager by Fund, the Board considered the revenues earned and the expenses incurred by the Manager. The profitability levels were noted at both an individual Fund level and at an aggregate level for all Funds. The Board also considered that the Management Agreement for the Trust stipulates that to the extent that a Fund invests all of its investable assets in another registered investment company, the Fund will not pay the Manager a management fee. Each Fund operates under a master-feeder structure whereby each Fund invests all of its assets in a corresponding portfolio of the American Beacon Master Trust. As such, the Manager receives a management fee from the master portfolio. The Board also considered the Manager's advisory fees for services provided by the Manager to institutional separate accounts with similar investment strategies. Although the Board noted that, in certain cases, the fee rates paid by other clients is lower than the fee rates paid by the Funds, the difference reflects the greater level of responsibility and regulatory requirements associated with managing the Funds.

The Board also noted that the Manager proposed to continue the expense waivers and reimbursements for certain Funds and Classes that were in place during the last fiscal year. The Board considered that the Manager receives service and administrative fees to compensate the Manager for providing administrative services to the Funds and to compensate third-party administrators and broker-dealers for services to Fund shareholders. The Board also noted that the non-Institutional Classes of the Funds maintain higher expense ratios in order to compensate third party distributors but the net fee to the Manager is generally the same for all Classes.

Based on the foregoing information, the Board concluded that the profitability levels were reasonable in light of the services performed by the Manager. A discussion regarding the Board's considerations with respect to each Fund's fee rates is set forth below under "Additional Considerations and Conclusions with Respect to Each Fund."

Economies of Scale. In considering the reasonableness of the management fees, the Board considered whether economies of scale will be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of Fund shareholders. The Board noted that the Funds have experienced substantial recent

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENTS OF THE FUNDS AND THE PORTFOLIOS - CONTINUED
(UNAUDITED)

asset growth. With respect to the Funds, the Board noted that, although the fee schedules for these Funds do not have breakpoints, the effective advisory fee rates are low by industry standards and the performance of these Funds has been highly competitive and, in many cases, among the top performers among similar funds.

The Board also considered the Manager's representations that its costs have increased due primarily to greater service provider and regulatory costs. The Manager also represented that it anticipates further economies of scale would be largely offset by higher costs of adding and retaining qualified personnel, improving technology and increasing demands on its advisory business.

Based on the foregoing information, the Board concluded that the Manager fee schedule provides for a reasonable sharing of benefits from any economies of scale with each Fund.

Benefits Derived from the Relationship with the Funds. The Board considered the "fall-out" or ancillary benefits that accrue to the Manager as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager's investment process and expanding the level of assets under management by the Manager. The Board also considered that the Funds permit institutional investors access to such investments at a more favorable cost and that the Manager's relationship with the Funds continues to be a significant factor in attracting separate account assets for the Manager. In addition, the Board noted that the Manager provides services to the Trust at a relatively low cost.

Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager by virtue of its relationship with the Funds appear to be fair and reasonable.

ADDITIONAL CONSIDERATIONS AND CONCLUSIONS WITH RESPECT TO EACH FUND

The performance of each Fund was compared to the respective Lipper Average, which includes all comparable funds in the Lipper category, and the Lipper Index, which includes the 30 largest funds in the Lipper category. References to the Lipper expense group below are to the group of comparable mutual funds included in the analysis provided to the Trustees by Lipper. All performance comparisons are for periods ended March 31, 2007, unless otherwise noted.

ADDITIONAL CONSIDERATIONS AND CONCLUSIONS WITH RESPECT TO THE MONEY MARKET FUND

In considering the renewal of the Management Agreement with the Fund, the Trustees considered the following additional factors: (1) the Money Market Fund underperformed the Lipper Index for all reported periods except the one-year, but outperformed the Lipper Average for all reported periods; (2) the actual management fee and total expense ratio of the Money Market Fund were both lower than its Lipper expense group median; (3) the Manager is subject to a risk of financial responsibility should the Fund be unable to maintain a stable $1.00 per share net asset value; (4) the Manager's explanation that fee schedule "breakpoints" were not warranted due to, among other factors, the low base management fee charged to the Fund; and (5) the Manager has contractually agreed to waive fees and/or reimburse Fund expenses to the extent necessary to maintain a competitive total expense ratio for the Institutional and Cash Management Classes of the Money Market Fund.

Based on these considerations and those noted above with respect to all Funds, the Trustees (1) concluded that the fees paid to the Manager under the Management Agreement are fair and reasonable, (2) determined that the Fund and its shareholders would benefit from the Manager's continued management of the Fund and (3) approved the renewal of the Management Agreement with respect to the Fund.

DISCLOSURE REGARDING THE BOARD OF TRUSTEES' APPROVAL OF THE MANAGEMENT AGREEMENTS OF THE FUNDS AND THE PORTFOLIOS - CONTINUED
(UNAUDITED)

ADDITIONAL CONSIDERATIONS AND CONCLUSIONS WITH RESPECT TO THE U.S. GOVERNMENT MONEY MARKET FUND

In considering the renewal of the Management Agreement with respect to the Fund, the Trustees considered the following additional factors: (1) the Cash Management Class of the U.S. Government Money Market Fund ("Cash Management Class") outperformed the Lipper Index and Average for all reported periods; (2) the actual management fee (including administrative fees) and the total expense ratio of the Cash Management Class was lower than its Lipper expense group median; (3) the Manager is subject to a risk of financial responsibility should the Fund be unable to maintain a stable $1.00 per share net asset value; (4) the Manager's explanation that fee schedule "breakpoints" were not warranted due to, among other factors, the low, base management fee charged to the Fund; and (5) the Manager has contractually agreed to continue to waive fees and/or reimburse Fund expenses to the extent necessary to maintain a competitive total expense ratio for all Classes of the U.S. Government Money Market Fund.

Based on these considerations and those noted above with respect to all Funds, the Trustees (1) concluded that the fees paid to the Manager under the Management Agreement are fair and reasonable, (2) determined that the Fund and its shareholders would benefit from the Manager's continued management of the Fund and (3) approved the renewal of the Management Agreement with respect to the Fund.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                        (AMERICAN BEACON FUNDS(SM) LOGO)

DELIVERY OF DOCUMENT

To reduce expenses, your financial institution may mail only one copy of the Prospectus, Annual Report and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request. If you invest in the Fund through a financial institution, you may be able to receive the Fund's regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution's name or contact your financial institution directly.

TO OBTAIN MORE INFORMATION ABOUT THE FUND:

          (KEYBOARD GRAPHIC)                         (MOUSE GRAPHIC)

              BY E-MAIL:                           ON THE INTERNET:
                                                  Visit our website at
  american_beacon.funds@ambeacon.com          www.americanbeaconfunds.com

         (TELEPHONE GRAPHIC)                        (MAILBOX GRAPHIC)

            BY TELEPHONE:                               BY MAIL:

         Institutional Class                      American Beacon Funds
          Call (800)658-5811                 4151 Amon Carter Blvd., MD 2450
           PlanAhead Class                        Fort Worth, TX 76155
         Call (800) 388-3344

 AVAILABILITY OF QUARTERLY PORTFOLIO     AVAILABILITY OF PROXY VOTING POLICY AND
              SCHEDULES                                  RECORDS

In addition to the Schedule of          A description of the policies and
Investments provided in each            procedures the Fund uses to determine
semi-annual and annual report, the      how to vote proxies relating to
Fund files a complete schedule of its   portfolio securities is available in the
portfolio holdings with the             Fund's Statement of Additional
Securities and Exchange Commission      Information, is available free of charge
("SEC") on Form N-Q as of the first     on the Fund's website
and third fiscal quarters. The Fund's   (www.americanbeaconfunds.com) and by
Forms N-Q are available on the SEC's    calling 1-800-967-9009 or by accessing
website at www.sec.gov. The Forms N-Q   the SEC's website at www.sec.gov. The
may also be reviewed and copied at      Fund's proxy voting record for the most
the SEC's Public Reference Room, 450    recent year ended June 30 is filed
Fifth Street, NW, Washington, DC        annually with the SEC on Form N-PX. The
20549. Information regarding the        Fund's Forms N-PX are available on the
operation of the SEC's Public           SEC's website at www.sec.gov. The Fund's
Reference Room may be obtained by       proxy voting record may also be obtained
calling 1-800-SEC-0330. A complete      by calling 1-800-967-9009.
schedule of the Fund's portfolio
holdings is also available on the
Funds' website
(www.americanbeaconfunds.com)
approximately thirty days after the
end of each month.

FUND SERVICE PROVIDERS:

CUSTODIAN              TRANSFER AGENT         INDEPENDENT REGISTERED  DISTRIBUTOR
STATE STREET BANK AND  BOSTON FINANCIAL DATA  PUBLIC ACCOUNTING       FORESIDE FUND SERVICES
TRUST                  SERVICES               FIRM                    Portland, Maine
Boston, Massachusetts  Kansas City, Missouri  ERNST & YOUNG LLP
                                              Dallas, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current prospectus.

American Beacon Funds is a service mark of AMR Corporation. PlanAhead Class is a registered service mark of American Beacon Advisors, Inc. American Beacon Money Market Fund and American Beacon U.S. Government Money Market Fund are service marks of American Beacon Advisors, Inc.

                                                                        SAR 6/07
                                                                          540291

ITEM 2. CODE OF ETHICS.
The Trust did not amend the code of ethics that applies to its principal executive and financial officers (the "Code") nor did it grant any waivers to the provisions of the Code during the period covered by the shareholder report presented in Item 1.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.
The schedules of investments for each series of the Trust are included in the shareholder report presented in Item 1. The shareholder report for the S&P 500 Index Fund, the Small Cap Index Fund and the International Equity Index Fund presented in Item 1 includes a summary schedule of investments for the Master International Index Series and the Master Small Cap Index Series, both of which are series of the Master Quantitative Series Trust. A complete schedule of investments for each of these two series follows.

Master Small Cap Index Series
Schedule of Investments as of June 30, 2007 (unaudited)

                                                  Shares
Industry                                            Held   Common Stocks                                                Value
-----------------------------------------------------------------------------------------------------------------------------
Advertising Agencies - 0.5%                       17,900   Catalina Marketing Corp.                             $     563,850
                                                   8,000   DG FastChannel, Inc. (a)                                   163,040
                                                  13,100   Greenfield Online, Inc. (a)                                208,421
                                                  14,500   inVentiv Health, Inc. (a)                                  530,845
                                                  12,200   Marchex, Inc. Class B                                      199,104
                                                  18,270   National CineMedia, Inc. (a)                               511,743
                                                  20,800   Valassis Communications, Inc. (a)                          357,552
                                                  43,380   ValueClick, Inc. (a)                                     1,277,975
                                                                                                                -------------
                                                                                                                    3,812,530
-----------------------------------------------------------------------------------------------------------------------------
Aerospace - 0.6%                                   3,000   AeroVironment, Inc. (a)                                     61,830
                                                   6,000   Argon ST, Inc. (a)                                         139,260
                                                  18,268   Curtiss-Wright Corp.                                       851,471
                                                  11,126   Heico Corp. (e)                                            468,182
                                                   7,700   Ladish Co., Inc. (a)                                       331,100
                                                   3,500   MTC Technologies, Inc. (a)                                  85,960
                                                  16,513   Moog, Inc. Class A (a)                                     728,388
                                                  25,835   Orbital Sciences Corp. (a)                                 542,793
                                                  16,634   Teledyne Technologies, Inc. (a)                            764,332
                                                   3,600   TransDigm Group, Inc. (a)                                  145,656
                                                   4,600   United Industrial Corp.                                    275,908
                                                                                                                -------------
                                                                                                                    4,394,880
-----------------------------------------------------------------------------------------------------------------------------
Agriculture, Fishing & Ranching - 0.1%             1,200   Alico, Inc.                                                 73,188
                                                   7,500   The Andersons, Inc. (e)                                    339,975
                                                   2,900   Cadiz, Inc. (a)                                             65,163
                                                                                                                -------------
                                                                                                                      478,326
-----------------------------------------------------------------------------------------------------------------------------
Air Transport - 0.8%                              17,968   AAR Corp. (a)                                              593,124
                                                  23,100   ABX Air, Inc. (a)                                          186,186
                                                  39,820   AirTran Holdings, Inc. (a)                                 434,834
                                                  17,098   Alaska Air Group, Inc. (a)                                 476,350
                                                   1,000   Allegiant Travel Co. (a)                                    30,740
                                                   6,900   Atlas Air Worldwide Holdings, Inc. (a)                     406,686
                                                  10,085   Bristow Group, Inc. (a)                                    499,712
                                                  14,095   EGL, Inc. (a)                                              655,136
                                                  15,600   ExpressJet Holdings, Inc. (a)                               93,288
                                                  77,700   JetBlue Airways Corp. (a)(e)                               912,975
                                                   7,900   Midwest Air Group, Inc. (a)                                118,658
                                                   8,200   PHI, Inc. (a)                                              244,278
                                                  11,200   Pinnacle Airlines Corp. (a)                                210,000
                                                  14,400   Republic Airways Holdings, Inc. (a)                        293,040
                                                  28,100   SkyWest, Inc.                                              669,623
                                                                                                                -------------
                                                                                                                    5,824,630
-----------------------------------------------------------------------------------------------------------------------------
Aluminum - 0.1%                                   11,002   Century Aluminum Co. (a)                                   601,039
                                                   6,100   Kaiser Aluminum Corp.                                      444,568
                                                                                                                -------------
                                                                                                                    1,045,607
-----------------------------------------------------------------------------------------------------------------------------
Auto Parts: After Market - 0.1%                    9,543   Aftermarket Technology Corp. (a)                           283,236
                                                   7,350   Commercial Vehicle Group, Inc. (a)                         136,930
                                                   7,100   Keystone Automotive Industries, Inc. (a)                   293,727
                                                   3,800   Standard Motor Products, Inc.                               57,114
                                                  12,999   Superior Industries International, Inc.                    282,858
                                                                                                                -------------
                                                                                                                    1,053,865
-----------------------------------------------------------------------------------------------------------------------------
Auto Parts: Original Equipment - 0.6%             19,400   American Axle & Manufacturing Holdings, Inc.               574,628
                                                  12,300   Amerigon Inc. (a)                                          220,785
                                                  31,000   ArvinMeritor, Inc.                                         688,200
                                                  44,200   Hayes Lemmerz International, Inc. (a)                      236,470

Master Small Cap Index Series
Schedule of Investments as of June 30, 2007

                                                  Shares
Industry                                            Held   Common Stocks                                                Value
-----------------------------------------------------------------------------------------------------------------------------
                                                  33,380   Lear Corp. (a)                                       $   1,188,662
                                                   7,300   Noble International Ltd.                                   149,212
                                                   2,873   Sauer-Danfoss, Inc.                                         85,500
                                                   2,500   Stoneridge, Inc. (a)                                        30,850
                                                  20,100   Tenneco, Inc. (a)                                          704,304
                                                  56,400   Visteon Corp. (a)                                          456,840
                                                                                                                -------------
                                                                                                                    4,335,451
-----------------------------------------------------------------------------------------------------------------------------
Auto, Trucks & Parts - 0.2%                        7,700   Accuride Corp. (a)                                         118,657
                                                  28,500   Force Protection, Inc. (a)                                 588,240
                                                   4,000   Miller Industries, Inc. (a)                                100,400
                                                  13,394   Modine Manufacturing Co.                                   302,704
                                                  12,300   Spartan Motors, Inc.                                       209,346
                                                  13,245   Wabash National Corp.                                      193,774
                                                                                                                -------------
                                                                                                                    1,513,121
-----------------------------------------------------------------------------------------------------------------------------
Banks: New York City - 0.1%                       12,900   Signature Bank (a)                                         439,890
-----------------------------------------------------------------------------------------------------------------------------
Banks: Outside New York City - 5.1%                3,784   1st Source Corp.                                            94,297
                                                     480   Abington Bancorp, Inc.                                       4,584
                                                   7,021   Alabama National Bancorp.                                  434,179
                                                  11,718   Amcore Financial, Inc.                                     339,705
                                                   7,450   AmericanWest Bancorp                                       135,814
                                                   5,900   Ameris Bancorp                                             132,573
                                                   2,190   Bancfirst Corp.                                             93,776
                                                   8,800   Banco Latinoamericano de Exportaciones, SA 'E'             165,440
                                                   7,515   The Bancorp, Inc. (a)                                      168,035
                                                   5,200   Bank of the Ozarks, Inc.                                   144,924
                                                  10,100   BankFinancial Corp.                                        156,045
                                                   7,013   Banner Corp.                                               238,863
                                                  17,333   Boston Private Financial Holdings, Inc.                    465,738
                                                  26,365   CVB Financial Corp.                                        293,179
                                                   4,021   Capital City Bank Group, Inc. (e)                          126,018
                                                   4,100   Capital Corp. of the West                                   98,236
                                                   6,000   Capitol Bancorp Ltd.                                       163,980
                                                  11,925   Cascade Bancorp (e)                                        275,825
                                                  22,244   Cathay General Bancorp                                     746,064
                                                  24,000   Centennial Bank Holdings, Inc. (a)                         203,280
                                                   5,700   Center Financial Corp.                                      96,444
                                                  12,248   Central Pacific Financial Corp.                            404,306
                                                  10,748   Chemical Financial Corp.                                   278,051
                                                  19,982   Chittenden Corp.                                           698,371
                                                  36,387   Citizens Banking Corp.                                     665,882
                                                   9,193   City Holding Co.                                           352,368
                                                   5,898   CityBank                                                   185,846
                                                   1,700   Clifton Savings Bancorp, Inc.                               18,428
                                                   8,026   CoBiz Financial, Inc.                                      145,431
                                                   7,141   Columbia Banking System, Inc.                              208,874
                                                   4,800   Community Bancorp (a)                                      134,304
                                                  11,800   Community Bank System, Inc.                                236,236
                                                   8,699   Community Banks, Inc.                                      280,282
                                                   6,723   Community Trust Bancorp, Inc.                              217,153
                                                  16,904   Corus Bankshares, Inc. (e)                                 291,763
                                                   2,000   Enterprise Financial Services Corp.                         49,720
                                                  35,300   First BanCorp                                              387,947
                                                   4,136   First Bancorp                                               77,467
                                                   4,514   First Busey Corp.                                           90,235

Master Small Cap Index Series
Schedule of Investments as of June 30, 2007

                                                  Shares
Industry                                            Held   Common Stocks                                                Value
-----------------------------------------------------------------------------------------------------------------------------
                                                  13,123   First Charter Corp.                                  $     255,505
                                                  32,240   First Commonwealth Financial Corp. (e)                     352,061
                                                  11,311   First Community Bancorp, Inc.                              647,102
                                                   3,094   First Community Bancshares, Inc.                            96,502
                                                  14,387   First Financial Bancorp                                    215,661
                                                   7,953   First Financial Bankshares, Inc.                           308,656
                                                   5,744   First Financial Corp.                                      168,644
                                                   5,846   First Merchants Corp.                                      140,479
                                                  23,500   First Midwest Bancorp, Inc.                                834,485
                                                   3,600   First Regional Bancorp (a)                                  91,584
                                                   1,700   First South Bancorp, Inc. (e)                               45,730
                                                  11,500   First State Bancorp.                                       244,835
                                                  38,200   FirstMerit Corp.                                           799,526
                                                  14,300   Franklin Bank Corp. (a)                                    213,070
                                                  15,966   Frontier Financial Corp.                                   359,714
                                                  21,164   Glacier Bancorp, Inc.                                      430,687
                                                  24,700   Greater Bay Bancorp                                        687,648
                                                   2,800   Greene County Bancshares, Inc.                              87,528
                                                  11,654   Hancock Holding Co.                                        437,608
                                                  17,704   Hanmi Financial Corp.                                      302,030
                                                  12,636   Harleysville National Corp.                                203,692
                                                   4,300   Heartland Financial USA, Inc.                              104,490
                                                   4,700   Heritage Commerce Corp.                                    111,296
                                                   2,300   Home Bancshares, Inc.                                       51,865
                                                   8,145   Independent Bank Corp./MA                                  240,603
                                                  13,645   Independent Bank Corp./MI                                  234,830
                                                  10,774   Integra Bank Corp.                                         231,318
                                                  21,210   International Bancshares Corp.                             543,400
                                                  20,000   Investors Bancorp, Inc. (a)                                268,600
                                                  10,148   Irwin Financial Corp.                                      151,916
                                                   4,196   Lakeland Bancorp, Inc.                                      55,807
                                                   4,000   Lakeland Financial Corp.                                    85,080
                                                  13,983   MB Financial, Inc.                                         485,769
                                                   6,727   Macatawa Bank Corp.                                        107,027
                                                   5,419   MainSource Financial Group, Inc.                            90,985
                                                   8,480   Midwest Banc Holdings, Inc.                                122,960
                                                  12,913   NBT Bancorp, Inc.                                          291,317
                                                   9,700   Nara Bancorp, Inc.                                         154,521
                                                  18,590   National Penn Bancshares, Inc.                             310,081
                                                  32,795   Old National Bancorp                                       544,725
                                                   5,722   Old Second Bancorp, Inc.                                   166,854
                                                   3,541   Omega Financial Corp.                                       95,217
                                                  14,818   Oriental Financial Group                                   161,664
                                                  21,062   Pacific Capital Bancorp                                    568,253
                                                   4,715   Park National Corp.                                        399,785
                                                   4,110   Peoples Bancorp, Inc.                                      111,258
                                                   6,800   Pinnacle Financial Partners, Inc. (a)                      199,648
                                                   8,200   Piper Jaffray Cos. (a)                                     456,986
                                                   4,050   Preferred Bank                                             162,000
                                                   9,796   PrivateBancorp, Inc.                                       282,125
                                                  15,400   Prosperity Bancshares, Inc.                                504,504
                                                  16,024   Provident Bankshares Corp.                                 525,267
                                                   4,898   Renasant Corp.                                             111,381
                                                   2,954   Republic Bancorp, Inc. Class A                              49,007

Master Small Cap Index Series
Schedule of Investments as of June 30, 2007

                                                  Shares
Industry                                            Held   Common Stocks                                                Value
-----------------------------------------------------------------------------------------------------------------------------
                                                   1,333   Royal Bancshares of Pennsylvania Class A             $      26,273
                                                   9,963   S&T Bancorp, Inc.                                          327,783
                                                   2,463   SCBT Financial Corp.                                        89,653
                                                  16,200   SVB Financial Group (a)                                    860,382
                                                   3,030   SY Bancorp, Inc.                                            71,993
                                                   7,314   Sandy Spring Bancorp, Inc.                                 229,952
                                                   1,403   Santander BanCorp                                           20,849
                                                   8,958   Seacoast Banking Corp. of Florida (e)                      194,837
                                                   6,700   Security Bank Corp.                                        134,670
                                                     900   Sierra Bancorp                                              25,380
                                                   4,600   Simmons First National Corp. Class A                       126,914
                                                  30,100   The South Financial Group, Inc.                            681,464
                                                   4,680   Southside Bancshares, Inc.                                 101,650
                                                   8,900   Southwest Bancorp, Inc.                                    213,956
                                                  36,814   Sterling Bancshares, Inc.                                  416,366
                                                  16,002   Sterling Financial Corp.                                   168,341
                                                   4,400   Suffolk Bancorp                                            140,448
                                                   5,270   Sun Bancorp, Inc. (a)                                       88,905
                                                  15,100   Superior Bancorp (a)                                       154,473
                                                  23,916   Susquehanna Bancshares, Inc.                               535,001
                                                   2,500   Taylor Capital Group, Inc.                                  68,825
                                                  13,261   Texas Capital Bancshares, Inc. (a)                         296,383
                                                   2,840   Tompkins Trustco, Inc.                                     106,216
                                                   3,878   Trico Bancshares                                            86,712
                                                  39,361   TrustCo Bank Corp. NY                                      388,887
                                                  23,927   Trustmark Corp.                                            618,752
                                                  47,100   UCBH Holdings, Inc.                                        860,517
                                                  14,052   UMB Financial Corp.                                        518,097
                                                   3,896   USB Holding Co., Inc.                                       74,258
                                                  27,880   Umpqua Holdings Corp.                                      655,459
                                                   4,500   Union Bankshares Corp.                                     104,400
                                                  17,700   United Bankshares, Inc.                                    562,860
                                                  16,000   United Community Banks, Inc.                               414,240
                                                   1,300   United Security Bancshares                                  26,494
                                                   2,750   Univest Corp. of Pennsylvania                               61,930
                                                   7,554   Virginia Commerce Bancorp (a)                              127,738
                                                   5,000   Washington Trust Bancorp, Inc.                             126,050
                                                       1   Wells Fargo & Co.                                               19
                                                  10,863   WesBanco, Inc.                                             320,459
                                                   5,000   West Coast Bancorp                                         151,950
                                                  14,583   Westamerica Bancorp.                                       645,152
                                                   5,000   Western Alliance Bancorp (a)                               149,250
                                                   7,300   Wilshire Bancorp, Inc.                                      88,914
                                                  12,000   Wintrust Financial Corp.                                   526,200
                                                   3,500   Yardville National Bancorp                                 119,525
                                                                                                                -------------
                                                                                                                   35,911,526
-----------------------------------------------------------------------------------------------------------------------------
Beverage: Brewers (Wineries) - 0.0%                5,600   Boston Beer Co., Inc. Class A (a)                          220,360
-----------------------------------------------------------------------------------------------------------------------------
Beverage: Soft Drinks - 0.1%                       1,287   Coca-Cola Bottling Co. Consolidated                         64,736
                                                   1,610   Farmer Bros. Co.                                            36,434
                                                   3,200   Green Mountain Coffee Roasters, Inc. (a)                   251,968
                                                  12,900   Jones Soda Co. (a)(e)                                      180,858
                                                   3,108   National Beverage Corp. (a)                                 35,773
                                                   8,600   Peet's Coffee & Tea, Inc. (a)                              211,818
                                                                                                                -------------
                                                                                                                      781,587
-----------------------------------------------------------------------------------------------------------------------------

Master Small Cap Index Series
Schedule of Investments as of June 30, 2007

                                                  Shares
Industry                                            Held   Common Stocks                                                Value
-----------------------------------------------------------------------------------------------------------------------------
Biotechnology Research &                          16,500   Acadia Pharmaceuticals, Inc. (a)                     $     225,555
Production - 2.3%                                  7,000   Acorda Therapeutics, Inc. (a)                              119,420
                                                   5,400   Advanced Magnetics, Inc. (a)                               314,064
                                                  11,287   Albany Molecular Research, Inc. (a)                        167,612
                                                  16,980   Alexion Pharmaceuticals, Inc. (a)                          765,119
                                                  26,900   Allos Therapeutics, Inc. (a)                               118,898
                                                  14,900   Alnylam Pharmaceuticals, Inc. (a)(e)                       226,331
                                                   5,600   Altus Pharmaceuticals, Inc. (a)                             64,624
                                                  17,300   American Oriental Bioengineering, Inc. (a)(e)              153,970
                                                  31,600   Applera Corp. - Celera Genomics Group (a)(h)               391,840
                                                  30,700   Arena Pharmaceuticals, Inc. (a)                            337,393
                                                  38,419   Ariad Pharmaceuticals, Inc. (a)(e)                         210,920
                                                   8,600   Arqule, Inc. (a)                                            60,630
                                                  20,400   Array Biopharma, Inc. (a)                                  238,068
                                                  13,220   ArthroCare Corp. (a)                                       580,490
                                                  16,800   Bioenvision, Inc. (a)(e)                                    97,104
                                                   9,300   Bionovo, Inc. (a)                                           35,898
                                                  34,924   Cell Genesys, Inc. (a)(e)                                  116,995
                                                  26,367   Cubist Pharmaceuticals, Inc. (a)                           519,694
                                                  17,200   Cypress Bioscience, Inc. (a)                               227,556
                                                  10,000   Cytokinetics, Inc. (a)                                      56,500
                                                   9,024   Digene Corp. (a)(e)                                        541,891
                                                  24,600   Discovery Laboratories, Inc. (a)                            69,618
                                                  38,096   Encysive Pharmaceuticals, Inc. (a)(e)                       67,811
                                                  26,300   Enzon Pharmaceuticals, Inc. (a)                            206,455
                                                  39,218   Exelixis, Inc. (a)(e)                                      474,538
                                                  45,900   GenVec, Inc. (a)                                           107,865
                                                   3,900   Genomic Health, Inc. (a)(e)                                 73,320
                                                  31,629   Geron Corp. (a)(e)                                         222,668
                                                  24,100   Halozyme Therapeutics, Inc. (a)                            222,443
                                                  63,700   Human Genome Sciences, Inc. (a)                            568,204
                                                   6,800   Idenix Pharmaceuticals, Inc. (a)                            40,120
                                                  16,200   Immunomedics, Inc. (a)                                      67,230
                                                  36,524   Incyte Corp. (a)                                           219,144
                                                   9,200   Integra LifeSciences Holdings Corp. (a)(e)                 454,664
                                                  13,214   InterMune, Inc. (a)(e)                                     342,771
                                                   6,600   Kendle International, Inc. (a)                             242,682
                                                   6,200   Kensey Nash Corp. (a)                                      166,222
                                                  16,800   Keryx Biopharmaceuticals, Inc. (a)                         164,136
                                                  11,600   Kosan Biosciences, Inc. (a)                                 60,552
                                                  14,850   MannKind Corp. (a)(e)                                      183,101
                                                  16,300   Martek Biosciences Corp. (a)(e)                            423,311
                                                   9,901   Maxygen, Inc. (a)                                           84,852
                                                  12,000   Medivation, Inc. (a)                                       245,160
                                                   4,200   Metabolix, Inc. (a)                                        105,126
                                                   9,800   Momenta Pharmaceuticals, Inc. (a)(e)                        98,784
                                                  18,700   Myriad Genetics, Inc. (a)                                  695,453
                                                  26,354   Nabi Biopharmaceuticals (a)                                121,228
                                                  11,100   Nastech Pharmaceutical Co., Inc. (a)(e)                    121,101
                                                  19,800   Neurocrine Biosciences, Inc. (a)(e)                        222,354
                                                   8,200   Neurogen Corp. (a)                                          54,448
                                                   7,200   Novacea, Inc. (a)                                           68,040
                                                  26,900   OSI Pharmaceuticals, Inc. (a)                              974,049
                                                   4,700   Omrix Biopharmaceuticals, Inc. (a)                         147,862

Master Small Cap Index Series
Schedule of Investments as of June 30, 2007

                                                  Shares
Industry                                            Held   Common Stocks                                                Value
-----------------------------------------------------------------------------------------------------------------------------
                                                     400   Orexigen Therapeutics, Inc. (a)                      $       6,008
                                                   3,400   Osiris Therapeutics, Inc. (a)(e)                            45,934
                                                   8,600   PRA International, Inc. (a)                                217,580
                                                   9,550   PharmaNet Development Group, Inc. (a)                      304,454
                                                  17,000   Poniard Pharmaceuticals, Inc. (a)                          115,600
                                                  11,300   Progenics Pharmaceuticals, Inc. (a)                        243,741
                                                  12,100   Protalix BioTherapeutics, Inc. (a)                         326,579
                                                  17,500   Regeneration Technologies, Inc. (a)                        196,875
                                                   8,370   Rigel Pharmaceuticals, Inc. (a)                             74,577
                                                  23,128   Savient Pharmaceuticals, Inc. (a)                          287,250
                                                  13,900   Seattle Genetics, Inc. (a)                                 136,359
                                                  10,845   Tanox, Inc. (a)                                            210,501
                                                  23,032   Telik, Inc. (a)                                             77,848
                                                   7,100   Tercica, Inc. (a)                                           36,210
                                                  13,900   Vanda Pharmaceuticals, Inc. (a)                            281,614
                                                  15,078   Verenium Corp. (a)                                          76,445
                                                  29,700   ViroPharma, Inc. (a)                                       409,860
                                                  45,000   XOMA Ltd. (a)                                              136,800
                                                  14,100   ZymoGenetics, Inc. (a)                                     206,001
                                                                                                                -------------
                                                                                                                   16,276,120
-----------------------------------------------------------------------------------------------------------------------------
Building: Cement - 0.0%                           14,800   US Concrete, Inc. (a)                                      128,612
-----------------------------------------------------------------------------------------------------------------------------
Building: Heating & Plumbing - 0.0%                2,100   Aaon, Inc.                                                  66,885
                                                  10,800   Interline Brands, Inc. (a)                                 281,664
                                                                                                                -------------
                                                                                                                      348,549
-----------------------------------------------------------------------------------------------------------------------------
Building: Materials - 0.5%                         4,800   Ameron International Corp.                                 432,912
                                                   3,200   BlueLinx Holdings, Inc.                                     33,568
                                                  12,800   Building Material Holding Corp.                            181,632
                                                  12,012   LSI Industries, Inc.                                       215,015
                                                  10,068   NCI Building Systems, Inc. (a)                             496,654
                                                   1,300   PGT, Inc. (a)                                               14,209
                                                  14,932   Simpson Manufacturing Co., Inc.                            503,806
                                                  11,805   Texas Industries, Inc.                                     925,630
                                                   5,209   Trex Co., Inc. (a)                                         102,253
                                                   9,865   Watsco, Inc.                                               536,656
                                                   9,500   Zoltek Cos., Inc. (a)                                      394,535
                                                                                                                -------------
                                                                                                                    3,836,870
-----------------------------------------------------------------------------------------------------------------------------
Building: Miscellaneous - 0.2%                     5,000   Builders FirstSource, Inc. (a)                              80,300
                                                  17,800   Comfort Systems USA, Inc.                                  252,404
                                                   6,700   Drew Industries, Inc. (a)                                  222,038
                                                  13,800   Goodman Global, Inc. (a)                                   306,636
                                                  15,847   Griffon Corp. (a)                                          345,148
                                                                                                                -------------
                                                                                                                    1,206,526
-----------------------------------------------------------------------------------------------------------------------------
Building: Roofing & Wallboard - 0.1%              22,250   Beacon Roofing Supply, Inc. (a)(e)                         378,027
-----------------------------------------------------------------------------------------------------------------------------
Cable Television Services - 0.1%                 177,900   Charter Communications, Inc. Class A (a)(e)                720,495
                                                   6,998   Crown Media Holdings, Inc. Class A (a)(e)                   50,386
                                                  44,094   TiVo, Inc. (a)                                             255,304
                                                                                                                -------------
                                                                                                                    1,026,185
-----------------------------------------------------------------------------------------------------------------------------
Casinos & Gambling - 0.6%                         11,000   Ameristar Casinos, Inc.                                    382,140
                                                  23,200   Bally Technologies, Inc. (a)                               612,944
                                                   2,832   Churchill Downs, Inc.                                      148,340
                                                   6,705   Dover Downs Gaming & Entertainment, Inc.                   100,642
                                                   6,875   Isle of Capri Casinos, Inc. (a)(e)                         164,725
                                                  11,500   Lakes Entertainment, Inc. (a)(e)                           135,815
                                                  11,300   MTR Gaming Group, Inc. (a)                                 174,020

Master Small Cap Index Series
Schedule of Investments as of June 30, 2007

                                                  Shares
Industry                                            Held   Common Stocks                                                Value
-----------------------------------------------------------------------------------------------------------------------------
                                                  17,474   Magna Entertainment Corp. Class A (a)                $      51,024
                                                   5,200   Monarch Casino & Resort, Inc. (a)                          139,620
                                                  14,300   Multimedia Games, Inc. (a)(e)                              182,468
                                                  25,894   Pinnacle Entertainment, Inc. (a)                           728,916
                                                   3,500   Riviera Holdings Corp. (a)                                 127,225
                                                  17,800   Shuffle Master, Inc. (a)                                   295,480
                                                  16,500   Trump Entertainment Resorts, Inc. (a)                      207,075
                                                  16,618   WMS Industries, Inc. (a)                                   479,595
                                                                                                                -------------
                                                                                                                    3,930,029
-----------------------------------------------------------------------------------------------------------------------------
Chemicals - 1.5%                                   5,433   American Vanguard Corp. (e)                                 77,800
                                                   9,156   Arch Chemicals, Inc.                                       321,742
                                                   5,800   Balchem Corp.                                              105,386
                                                  24,100   CF Industries Holdings, Inc.                             1,443,349
                                                  10,500   Cabot Microelectronics Corp. (a)                           372,645
                                                  21,301   Calgon Carbon Corp. (a)(e)                                 247,092
                                                  12,485   Cambrex Corp.                                              165,676
                                                  12,600   EnerSys (a)                                                230,580
                                                  17,264   Energy Conversion Devices, Inc. (a)(e)                     532,076
                                                  21,900   Exide Technologies (a)                                     203,670
                                                  17,537   Georgia Gulf Corp. (e)                                     317,595
                                                  53,600   Hercules, Inc. (a)                                       1,053,240
                                                   5,500   Innophos Holdings, Inc.                                     78,650
                                                   4,900   Innospec, Inc.                                             290,129
                                                   7,700   LSB Industries, Inc. (a)                                   164,241
                                                   5,500   Landec Corp. (a)                                            73,700
                                                   9,341   Medis Technologies Ltd. (a)(e)                             137,219
                                                   3,134   NL Industries, Inc.                                         31,403
                                                   6,700   NewMarket Corp.                                            324,079
                                                   6,665   Nuco2, Inc. (a)                                            171,091
                                                  13,000   OM Group, Inc. (a)                                         687,960
                                                   6,200   Pioneer Cos., Inc. (a)                                     213,094
                                                  38,967   PolyOne Corp. (a)                                          280,173
                                                  13,800   Rockwood Holdings, Inc. (a)                                504,390
                                                  13,606   Schulman A, Inc.                                           331,034
                                                  16,500   Senomyx, Inc. (a)                                          222,750
                                                   4,000   ShengdaTech, Inc. (a)                                       21,280
                                                   2,655   Stepan Co.                                                  80,393
                                                   9,400   Tronox, Inc. Class A                                       135,172
                                                   6,300   Tronox, Inc. Class B                                        88,515
                                                  20,700   UAP Holding Corp.                                          623,898
                                                  30,500   WR Grace & Co. (a)                                         746,945
                                                                                                                -------------
                                                                                                                   10,276,967
-----------------------------------------------------------------------------------------------------------------------------
Coal - 0.1%                                       25,900   Alpha Natural Resources, Inc. (a)                          538,461
                                                  48,200   International Coal Group, Inc. (a)                         288,236
                                                   9,200   US BioEnergy Corp. (a)                                     104,512
                                                                                                                -------------
                                                                                                                      931,209
-----------------------------------------------------------------------------------------------------------------------------
Commercial Information Services - 0.2%            14,158   Arbitron, Inc.                                             729,562
                                                 225,800   CMGI, Inc. (a)                                             440,310
                                                  12,061   infoUSA, Inc.                                              123,263
                                                  13,400   LECG Corp. (a)                                             202,474
                                                   9,800   LoopNet, Inc. (a)                                          228,634
                                                                                                                -------------
                                                                                                                    1,724,243
-----------------------------------------------------------------------------------------------------------------------------
Communications & Media - 0.1%                     30,100   Entravision Communications Corp. Class A (a)               313,943
                                                 106,500   Gemstar-TV Guide International, Inc. (a)                   523,980

Master Small Cap Index Series
Schedule of Investments as of June 30, 2007

                                                  Shares
Industry                                            Held   Common Stocks                                                Value
-----------------------------------------------------------------------------------------------------------------------------
                                                   8,900   Knology, Inc. (a)                                    $     154,593
                                                                                                                -------------
                                                                                                                      992,516
-----------------------------------------------------------------------------------------------------------------------------
Communications Technology - 2.4%                 169,100   3Com Corp. (a)                                             698,383
                                                   6,000   Acme Packet, Inc. (a)                                       68,940
                                                  28,200   Adtran, Inc.                                               732,354
                                                  10,422   Anaren, Inc. (a)                                           183,531
                                                  13,472   Anixter International, Inc. (a)                          1,013,229
                                                   1,100   Aruba Networks, Inc. (a)                                    22,110
                                                  24,000   Atheros Communications, Inc. (a)                           740,160
                                                  58,500   Avanex Corp. (a)                                           105,300
                                                  24,050   Avocent Corp. (a)                                          697,690
                                                   5,159   Bel Fuse, Inc.                                             175,561
                                                   2,600   BigBand Networks, Inc. (a)                                  34,086
                                                   9,288   Black Box Corp.                                            384,337
                                                   1,000   CPI International, Inc. (a)                                 19,830
                                                  21,400   CSG Systems International, Inc. (a)                        567,314
                                                   8,700   Cbeyond Communications, Inc. (a)                           335,037
                                                  20,400   Cogent Communications Group, Inc. (a)                      609,348
                                                   8,500   Comtech Group, Inc. (a)                                    140,335
                                                  11,325   Comtech Telecommunications Corp. (a)                       525,706
                                                       8   CycleLogic, Inc. (a)                                             0
                                                   8,100   Digi International, Inc. (a)                               119,394
                                                  13,900   Ditech Networks, Inc. (a)                                  113,841
                                                   6,400   EMS Technologies, Inc. (a)                                 141,184
                                                  15,213   Echelon Corp. (a)(e)                                       237,779
                                                  51,500   Extreme Networks, Inc. (a)                                 208,575
                                                 105,100   Finisar Corp. (a)(e)                                       397,278
                                                  63,300   Foundry Networks, Inc. (a)                               1,054,578
                                                   5,400   GeoEye, Inc. (a)                                           117,342
                                                  39,196   Harmonic, Inc. (a)                                         347,669
                                                   9,250   Harris Stratex Networks, Inc. Class A (a)                  166,315
                                                   1,600   Hughes Communications, Inc. (a)                             83,488
                                                  12,200   InPhonic, Inc. (a)(e)                                       56,852
                                                   9,577   Inter-Tel, Inc.                                            229,178
                                                  16,900   InterVoice, Inc. (a)                                       140,777
                                                  15,329   Ixia (a)                                                   141,947
                                                  22,000   j2 Global Communications, Inc. (a)                         767,800
                                                   4,300   Loral Space & Communications Ltd. (a)                      211,904
                                                  16,400   NETGEAR, Inc. (a)                                          594,500
                                                   7,000   Network Equipment Technologies, Inc. (a)                    66,780
                                                   6,900   Nextwave Wireless, Inc. (a)                                 57,615
                                                  15,100   Novatel Wireless, Inc. (a)                                 392,902
                                                   9,702   Oplink Communications, Inc. (a)                            145,530
                                                   1,300   Optium Corp. (a)                                            16,445
                                                   7,100   SeaChange International, Inc. (a)                           55,096
                                                  20,138   Secure Computing Corp. (a)                                 152,847
                                                  16,800   Sirenza Microdevices, Inc. (a)                             199,416
                                                 109,700   Sonus Networks, Inc. (a)                                   934,644
                                                  11,210   Standard Microsystems Corp. (a)                            384,951
                                                   4,300   Switch and Data Facilities Co., Inc. (a)                    82,517
                                                  69,400   Sycamore Networks, Inc. (a)                                278,988
                                                   8,400   Syniverse Holdings, Inc. (a)                               108,024
                                                  97,600   TIBCO Software, Inc. (a)                                   883,280
                                                  28,900   Tekelec (a)                                                416,738

Master Small Cap Index Series
Schedule of Investments as of June 30, 2007

                                                  Shares
Industry                                            Held   Common Stocks                                                Value
-----------------------------------------------------------------------------------------------------------------------------
                                                  27,730   Terremark Worldwide, Inc. (a)                        $     178,859
                                                  47,800   Utstarcom, Inc. (a)                                        268,158
                                                   9,201   Viasat, Inc. (a)                                           295,352
                                                  13,500   Vonage Holdings Corp. (a)                                   41,985
                                                                                                                -------------
                                                                                                                   17,143,779
-----------------------------------------------------------------------------------------------------------------------------
Computer Services Software & Systems - 4.6%       19,500   Actuate Corp. (a)                                          132,405
                                                  25,802   Agile Software Corp. (a)                                   207,964
                                                  13,000   American Reprographics Co. (a)                             400,270
                                                   6,300   Ansoft Corp. (a)                                           185,787
                                                  33,764   Ansys, Inc. (a)                                            894,746
                                                  34,080   Ariba, Inc. (a)                                            337,733
                                                  43,300   Art Technology Group, Inc. (a)                             115,178
                                                  13,100   AsiaInfo Holdings, Inc. (a)                                127,070
                                                  38,288   Aspen Technology, Inc. (a)                                 536,032
                                                  87,800   BearingPoint, Inc. (a)                                     641,818
                                                  19,126   Blackbaud, Inc.                                            422,302
                                                  14,000   Blackboard, Inc. (a)                                       589,680
                                                   5,900   Blue Coat Systems, Inc. (a)                                292,168
                                                  34,167   Borland Software Corp. (a)                                 202,952
                                                   9,400   Bottomline Technologies, Inc. (a)                          116,090
                                                  13,400   CACI International, Inc. Class A (a)                       654,590
                                                   7,600   COMSYS IT Partners, Inc. (a)                               173,356
                                                  17,340   Chordiant Software, Inc. (a)                               271,544
                                                  23,602   Ciber, Inc. (a)                                            193,064
                                                  18,300   Commvault Systems, Inc. (a)                                316,041
                                                     900   Comverge, Inc. (a)                                          27,909
                                                  17,000   Concur Technologies, Inc. (a)                              388,450
                                                  12,100   Covansys Corp. (a)                                         410,553
                                                  13,100   DealerTrack Holdings, Inc. (a)                             482,604
                                                  17,500   Digital River, Inc. (a)                                    791,875
                                                   7,400   DivX, Inc. (a)(e)                                          111,000
                                                   3,300   Double-Take Software, Inc. (a)                              54,153
                                                  14,718   EPIQ Systems, Inc. (a)                                     237,835
                                                   6,300   eCollege.com, Inc. (a)                                     140,175
                                                  24,639   Electronics for Imaging, Inc. (a)                          695,313
                                                  25,300   Epicor Software Corp. (a)                                  376,211
                                                  13,500   Equinix, Inc. (a)(e)                                     1,234,845
                                                  30,179   Gartner, Inc. Class A (a)                                  742,102
                                                   6,100   i2 Technologies, Inc. (a)(e)                               113,704
                                                   5,100   iGate Corp. (a)                                             40,902
                                                   3,700   Imergent, Inc. (e)                                          90,502
                                                   9,700   Infocrossing, Inc. (a)(e)                                  179,159
                                                  41,600   Informatica Corp. (a)                                      614,432
                                                   3,100   Integral Systems, Inc.                                      75,361
                                                   3,500   Interactive Intelligence, Inc. (a)                          72,100
                                                  14,200   Internet Capital Group, Inc. (a)                           176,080
                                                  20,525   Interwoven, Inc. (a)                                       288,171
                                                  11,108   JDA Software Group, Inc. (a)                               218,050
                                                   3,000   Keynote Systems, Inc. (a)                                   49,200
                                                  56,600   Lawson Software, Inc. (a)(e)                               559,774
                                                  25,300   Lionbridge Technologies, Inc. (a)                          149,017
                                                   9,400   LivePerson, Inc. (a)                                        50,290
                                                  15,000   MSC.Software Corp. (a)                                     203,100
                                                  24,400   Macrovision Corp. (a)                                      733,464
                                                  19,900   Magma Design Automation, Inc. (a)                          279,396

Master Small Cap Index Series
Schedule of Investments as of June 30, 2007

                                                  Shares
Industry                                            Held   Common Stocks                                                Value
-----------------------------------------------------------------------------------------------------------------------------
                                                  12,739   Manhattan Associates, Inc. (a)                       $     355,545
                                                   6,700   Mantech International Corp. Class A (a)                    206,561
                                                  37,000   Mentor Graphics Corp. (a)                                  487,290
                                                  10,856   Mercury Computer Systems, Inc. (a)                         132,443
                                                   4,200   MicroStrategy, Inc. Class A (a)                            396,858
                                                  18,798   Micros Systems, Inc. (a)                                 1,022,611
                                                  14,900   Ness Technologies, Inc. (a)                                193,849
                                                  57,295   Nuance Communications, Inc. (a)                            958,545
                                                  14,600   Omniture, Inc. (a)                                         334,632
                                                  65,500   On2 Technologies, Inc. (a)                                 196,500
                                                  20,900   OpenTV Corp. (a)                                            44,308
                                                  42,733   Openwave Systems, Inc. (e)                                 267,509
                                                  42,900   Opsware, Inc. (a)                                          407,979
                                                   6,800   PDF Solutions, Inc. (a)                                     80,444
                                                  19,607   Packeteer, Inc. (a)                                        153,131
                                                  52,660   Parametric Technology Corp. (a)                          1,137,983
                                                   1,800   Pegasystems, Inc.                                           19,674
                                                  19,208   Progress Software Corp. (a)                                610,622
                                                   3,300   QAD, Inc.                                                   27,390
                                                  27,300   Quest Software, Inc. (a)                                   441,987
                                                  44,400   RealNetworks, Inc. (a)                                     362,748
                                                   7,300   RightNow Technologies, Inc. (a)                            119,793
                                                  11,880   SAVVIS, Inc. (a)                                           588,179
                                                   5,700   SI International, Inc. (a)                                 188,214
                                                   7,989   SPSS, Inc. (a)                                             352,634
                                                  16,000   SRA International, Inc. Class A (a)                        404,160
                                                  14,361   SYKES Enterprises, Inc. (a)                                272,715
                                                   4,300   SYNNEX Corp. (a)                                            88,623
                                                  40,992   Sapient Corp. (a)                                          316,868
                                                  10,000   Sigma Designs, Inc. (a)                                    260,900
                                                  12,700   Smith Micro Software, Inc. (a)                             191,262
                                                   8,600   Solera Holdings, Inc. (a)                                  166,668
                                                  24,341   SonicWALL, Inc. (a)                                        209,089
                                                  40,100   Sourceforge, Inc. (a)                                      169,222
                                                     700   Stanley, Inc. (a)                                           12,334
                                                  39,700   Sybase, Inc. (a)                                           948,433
                                                   6,500   Synchronoss Technologies, Inc. (a)                         190,710
                                                   3,783   Syntel, Inc.                                               114,965
                                                   9,400   Taleo Corp. Class A (a)                                    211,782
                                                     300   TechTarget, Inc. (a)                                         3,855
                                                  17,985   Transaction Systems Architects, Inc. Class A (a)           605,375
                                                  19,708   The TriZetto Group, Inc. (a)                               381,547
                                                  16,900   Tyler Technologies, Inc. (a)                               209,729
                                                  12,900   Ultimate Software Group, Inc. (a)                          373,197
                                                   1,600   Unica Corp. (a)                                             26,400
                                                  13,400   VASCO Data Security International, Inc. (a)                304,314
                                                  12,380   Vignette Corp. (a)                                         237,201
                                                   8,900   Visual Sciences, Inc. (a)                                  137,683
                                                  19,502   Websense, Inc. (a)                                         414,418
                                                  32,400   Wind River Systems, Inc. (a)                               356,400
                                                  21,608   Zoran Corp. (a)                                            433,024
                                                                                                                -------------
                                                                                                                   32,524,820
-----------------------------------------------------------------------------------------------------------------------------
Computer Technology - 1.0%                        52,100   Adaptec, Inc. (a)                                          198,501
                                                  16,800   Advanced Analogic Technologies, Inc. (a)                   162,960
                                                  20,500   Cray, Inc. (a)                                             156,415

Master Small Cap Index Series
Schedule of Investments as of June 30, 2007

                                                  Shares
Industry                                            Held   Common Stocks                                                Value
-----------------------------------------------------------------------------------------------------------------------------
                                                  35,600   Emulex Corp. (a)                                     $     777,504
                                                  18,609   FalconStor Software, Inc. (a)                              196,325
                                                 133,400   Gateway, Inc. (a)                                          212,106
                                                  13,817   Hutchinson Technology, Inc. (a)                            259,898
                                                  15,300   Imation Corp.                                              563,958
                                                  15,100   Immersion Corp. (a)                                        226,198
                                                  23,909   Intermec, Inc. (a)(e)                                      605,137
                                                   1,800   Isilon Systems, Inc. (a)                                    27,756
                                                  12,000   Komag, Inc. (a)                                            382,680
                                                  45,088   Palm, Inc. (e)                                             721,859
                                                  35,800   Perot Systems Corp. Class A (a)                            610,032
                                                  74,600   Quantum Corp. (a)                                          236,482
                                                  14,600   Rackable Systems, Inc. (a)(e)                              180,456
                                                  11,400   Radiant Systems, Inc. (a)                                  150,936
                                                  10,942   Radisys Corp. (a)                                          135,681
                                                   2,600   Rimage Corp. (a)                                            82,134
                                                   7,400   STEC, Inc. (a)                                              47,582
                                                  42,100   Safeguard Scientifics, Inc. (a)                            118,301
                                                   1,200   Silicon Graphics, Inc. (a)                                  31,848
                                                   5,400   Stratasys, Inc. (a)                                        253,692
                                                  12,600   Synaptics, Inc. (a)                                        450,954
                                                  27,700   Trident Microsystems, Inc. (a)                             508,295
                                                                                                                -------------
                                                                                                                    7,297,690
-----------------------------------------------------------------------------------------------------------------------------
Construction - 0.5%                                5,251   Brookfield Homes Corp. (e)                                 152,752
                                                  13,836   EMCOR Group, Inc. (a)                                    1,008,644
                                                  15,671   Granite Construction, Inc.                               1,005,765
                                                  10,900   Perini Corp. (a)                                           670,677
                                                  12,700   Washington Group International, Inc. (a)                 1,016,127
                                                                                                                -------------
                                                                                                                    3,853,965
-----------------------------------------------------------------------------------------------------------------------------
Consumer Electronics - 0.8%                       71,900   CNET Networks, Inc. (a)                                    588,861
                                                   7,900   DTS, Inc. (a)                                              171,983
                                                  61,300   EarthLink, Inc. (a)                                        457,911
                                                     200   Glu Mobile, Inc. (a)                                         2,780
                                                  16,000   InfoSpace, Inc.                                            371,360
                                                  17,990   Internap Network Services Corp. (a)                        259,416
                                                  21,800   Ipass, Inc. (a)(e)                                         118,156
                                                   8,300   LoJack Corp. (a)                                           185,007
                                                  11,274   Midway Games, Inc. (a)(e)                                   71,703
                                                  10,300   NIC, Inc.                                                   70,452
                                                  21,100   NetFlix, Inc. (a)(e)                                       409,129
                                                  12,000   Sohu.com, Inc. (a)                                         383,880
                                                  29,437   THQ, Inc. (a)                                              898,417
                                                  31,700   Take-Two Interactive Software, Inc. (a)                    633,049
                                                  29,050   United Online, Inc.                                        479,035
                                                   6,286   Universal Electronics, Inc. (a)                            228,308
                                                                                                                -------------
                                                                                                                    5,329,447
-----------------------------------------------------------------------------------------------------------------------------
Consumer Products - 0.6%                          24,100   American Greetings Corp. Class A                           682,753
                                                  13,200   Blyth, Inc.                                                350,856
                                                   3,391   CSS Industries, Inc.                                       134,317
                                                   7,200   Citi Trends, Inc. (a)                                      273,312
                                                   7,100   Mannatech, Inc. (e)                                        112,819
                                                  13,073   Matthews International Corp. Class A                       570,114
                                                  13,663   Nautilus, Inc.                                             164,503
                                                   8,900   Oakley, Inc.                                               252,760
                                                  21,276   Playtex Products, Inc. (a)                                 315,098

Master Small Cap Index Series
Schedule of Investments as of June 30, 2007

                                                  Shares
Industry                                            Held   Common Stocks                                                Value
-----------------------------------------------------------------------------------------------------------------------------
                                                   8,513   RC2 Corp. (a)                                        $     340,605
                                                  21,100   Spectrum Brands, Inc. (a)                                  142,847
                                                  15,991   The Topps Co., Inc.                                        168,065
                                                  28,474   Tupperware Corp.                                           818,343
                                                   4,700   USANA Health Sciences, Inc. (a)                            210,278
                                                                                                                -------------
                                                                                                                    4,536,670
-----------------------------------------------------------------------------------------------------------------------------
Containers & Packaging: Metals &                  30,200   AptarGroup, Inc.                                         1,073,912
Glass - 0.4%                                      14,450   Greif, Inc.                                                861,365
                                                  17,842   Mobile Mini, Inc. (a)                                      520,986
                                                   9,600   Silgan Holdings, Inc.                                      530,688
                                                                                                                -------------
                                                                                                                    2,986,951
-----------------------------------------------------------------------------------------------------------------------------
Containers & Packaging: Paper &                    2,100    AEP Industries, Inc. (a)                                   94,521
Plastic - 0.1%                                    25,100   Graphic Packaging Corp. (a)                                121,484
                                                  14,352   Myers Industries, Inc.                                     317,323
                                                                                                                -------------
                                                                                                                      533,328
-----------------------------------------------------------------------------------------------------------------------------
Copper - 0.1%                                     16,082   Mueller Industries, Inc.                                   553,864
-----------------------------------------------------------------------------------------------------------------------------
Cosmetics - 0.2%                                  10,593   Elizabeth Arden, Inc. (a)                                  256,986
                                                  15,600   Helen of Troy Ltd. (a)                                     421,200
                                                   1,800   Inter Parfums, Inc.                                         47,916
                                                  21,826   Nu Skin Enterprises, Inc. Class A                          360,129
                                                  79,475   Revlon, Inc. Class A (a)                                   108,881
                                                                                                                -------------
                                                                                                                    1,195,112
-----------------------------------------------------------------------------------------------------------------------------
Diversified Financial Services - 0.6%                300   ACA Capital Holdings, Inc. (a)                               3,570
                                                  58,600   The BISYS Group, Inc.                                      693,238
                                                   2,100   Clayton Holdings, Inc. (a)                                  23,919
                                                   2,500   Enstar Group Ltd. (a)                                      301,775
                                                  19,950   Euronet Worldwide, Inc. (a)(e)                             581,742
                                                   1,900   Evercore Partners, Inc. Class A                             56,563
                                                   3,400   FCStone Group, Inc. (a)                                    194,854
                                                  23,800   F.N.B. Corp.                                               398,412
                                                  20,690   Freedom Acquisition Holdings, Inc. (a)                     227,797
                                                   7,600   Greenhill & Co., Inc. (e)                                  522,196
                                                   8,900   Huron Consulting Group, Inc. (a)                           649,789
                                                   7,700   Information Services Group, Inc. (a)                        58,905
                                                  20,000   Interactive Brokers Group, Inc. Class A (a)                542,600
                                                   9,200   Marathon Acquisition Corp. (a)                              72,496
                                                   1,400   Oritani Financial Corp. (a)                                 20,006
                                                                                                                -------------
                                                                                                                    4,347,862
-----------------------------------------------------------------------------------------------------------------------------
Diversified Materials & Processing - 0.8%         19,360   Acuity Brands, Inc.                                      1,167,021
                                                  18,014   Barnes Group, Inc.                                         570,683
                                                  20,094   Brady Corp.                                                746,291
                                                  24,210   Clarcor, Inc.                                              906,180
                                                  39,962   Hexcel Corp. (a)                                           841,999
                                                   6,300   Koppers Holdings, Inc.                                     212,184
                                                  32,014   Olin Corp.                                                 672,294
                                                  13,345   Tredegar Corp.                                             284,249
                                                   3,000   Valhi, Inc.                                                 48,900
                                                                                                                -------------
                                                                                                                    5,449,801
-----------------------------------------------------------------------------------------------------------------------------
Drug & Grocery Store Chains - 0.6%                   432   Arden Group, Inc. Class A                                   58,925
                                                  24,407   Casey's General Stores, Inc.                               665,335
                                                   8,831   The Great Atlantic & Pacific Tea Co., Inc. (a)(e)          296,192
                                                   6,364   Ingles Markets, Inc. Class A                               219,240
                                                  14,283   Longs Drug Stores Corp.                                    750,143
                                                   6,777   Nash Finch Co.                                             335,462
                                                  18,642   Pathmark Stores, Inc. (a)                                  241,600

Master Small Cap Index Series
Schedule of Investments as of June 30, 2007

                                                  Shares
Industry                                            Held   Common Stocks                                                Value
-----------------------------------------------------------------------------------------------------------------------------
                                                  18,069   Ruddick Corp.                                        $     544,238
                                                  11,100   Spartan Stores, Inc.                                       365,301
                                                   1,000   Village Super Market, Inc. Class A                          47,810
                                                   5,400   Weis Markets, Inc.                                         218,754
                                                  12,229   Wild Oats Markets, Inc. (a)                                204,958
                                                  13,700   Winn-Dixie Stores, Inc. (a)                                401,410
                                                                                                                -------------
                                                                                                                    4,349,368
-----------------------------------------------------------------------------------------------------------------------------
Drugs & Pharmaceuticals - 2.3%                    14,900   Adams Respiratory Therapeutics, Inc. (a)(e)                586,911
                                                     500   Affymax, Inc. (a)                                           13,480
                                                  31,100   Akorn, Inc. (a)                                            217,389
                                                   4,200   Alexza Pharmaceuticals, Inc. (a)                            34,734
                                                  41,800   Alkermes, Inc. (a)                                         610,280
                                                  18,825   Alpharma, Inc. Class A                                     489,638
                                                  15,400   Auxilium Pharmaceuticals, Inc. (a)                         245,476
                                                  16,200   Beijing Med-Pharm Corp. (a)                                172,854
                                                   6,100   Bentley Pharmaceuticals, Inc. (a)                           74,054
                                                  43,948   BioMarin Pharmaceuticals, Inc. (a)                         788,427
                                                   5,500   Bradley Pharmaceuticals, Inc. (a)                          119,405
                                                  29,400   CV Therapeutics, Inc. (a)(e)                               388,374
                                                   3,700   Cadence Pharmaceuticals, Inc. (a)                           44,881
                                                   1,700   Caraco Pharmaceutical Laboratories Ltd. (a)                 25,806
                                                   8,300   Chattem, Inc. (a)(e)                                       526,054
                                                  26,300   CytRx Corp. (a)                                             82,056
                                                  36,300   Dendreon Corp. (a)(e)                                      257,004
                                                  20,800   Durect Corp. (a)                                            80,080
                                                     100   Emergent Biosolutions, Inc. (a)                              1,030
                                                  11,295   Enzo Biochem, Inc. (a)(e)                                  168,860
                                                   4,900   GTx, Inc. (a)(e)                                            79,331
                                                  20,300   Indevus Pharmaceuticals, Inc. (a)                          136,619
                                                  40,889   Isis Pharmaceuticals, Inc. (a)                             395,806
                                                  22,600   Javelin Pharmaceuticals, Inc. (a)                          139,894
                                                  15,300   KV Pharmaceutical Co. Class A (a)                          416,772
                                                  33,800   Ligand Pharmaceuticals, Inc. Class B                       232,544
                                                  34,100   MGI Pharma, Inc. (a)                                       762,817
                                                  57,900   Medarex, Inc. (a)(e)                                       827,391
                                                  21,727   Medicines Co. (a)                                          382,830
                                                  24,300   Medicis Pharmaceutical Corp. Class A                       742,122
                                                  43,200   Nektar Therapeutics (a)(e)                                 409,968
                                                  12,631   Noven Pharmaceuticals, Inc. (a)                            296,197
                                                   2,300   Obagi Medical Products, Inc. (a)                            40,756
                                                  20,800   Onyx Pharmaceuticals, Inc. (a)                             559,520
                                                  17,600   Pain Therapeutics, Inc. (a)(e)                             153,296
                                                  15,500   Par Pharmaceutical Cos., Inc. (a)                          437,565
                                                  13,600   Penwest Pharmaceuticals Co. (a)(e)                         169,592
                                                  36,915   Perrigo Co.                                                722,796
                                                  11,300   Pharmion Corp. (a)                                         327,135
                                                  13,300   Pozen, Inc. (a)                                            240,331
                                                  12,500   Quidel Corp. (a)                                           219,500
                                                  25,319   Regeneron Pharmaceuticals, Inc. (a)                        453,716
                                                  23,800   Salix Pharmaceuticals Ltd. (a)                             292,740
                                                  26,800   Santarus, Inc. (a)(e)                                      138,556
                                                  15,400   Sciele Pharma, Inc. (a)(e)                                 362,824
                                                   7,900   Somaxon Pharmaceuticals, Inc. (a)                           96,064
                                                  26,882   SuperGen, Inc. (a)                                         149,464
                                                   1,600   Trubion Pharmaceuticals, Inc. (a)                           33,408

Master Small Cap Index Series
Schedule of Investments as of June 30, 2007

                                                  Shares
Industry                                            Held   Common Stocks                                                Value
-----------------------------------------------------------------------------------------------------------------------------
                                                   9,046   United Therapeutics Corp. (a)                        $     576,773
                                                  40,600   Valeant Pharmaceuticals International                      677,614
                                                  21,500   Vivus, Inc. (a)                                            112,445
                                                   9,400   Xenoport, Inc. (a)                                         417,548
                                                                                                                -------------
                                                                                                                   15,930,727
-----------------------------------------------------------------------------------------------------------------------------
Education Services - 0.5%                         11,404   Bright Horizons Family Solutions, Inc. (a)                 443,730
                                                   3,600   Capella Education Co. (a)                                  165,708
                                                  42,300   Corinthian Colleges, Inc. (a)                              689,067
                                                  26,000   DeVry, Inc.                                                884,520
                                                   2,149   Renaissance Learning, Inc.                                  28,259
                                                   6,920   Strayer Education, Inc.                                    911,433
                                                   9,700   Universal Technical Institute, Inc. (a)                    246,283
                                                                                                                -------------
                                                                                                                    3,369,000
-----------------------------------------------------------------------------------------------------------------------------
Electrical & Electronics - 0.3%                   29,429   Benchmark Electronics, Inc. (a)                            665,684
                                                   5,300   Coleman Cable, Inc. (a)                                    137,058
                                                   6,800   OSI Systems, Inc. (a)                                      185,980
                                                  22,098   Plexus Corp. (a)                                           508,033
                                                  19,900   TTM Technologies, Inc. (a)                                 258,700
                                                  10,807   Universal Display Corp. (a)                                169,778
                                                                                                                -------------
                                                                                                                    1,925,233
-----------------------------------------------------------------------------------------------------------------------------
Electrical Equipment &                             8,981   AO Smith Corp.                                             358,252
Components - 0.9%                                  3,700   AZZ Inc. (a)                                               124,505
                                                  15,100   American Superconductor Corp. (a)(e)                       291,581
                                                  19,901   Baldor Electric Co.                                        980,721
                                                  14,168   CTS Corp.                                                  179,367
                                                   9,918   Cohu, Inc.                                                 220,675
                                                   6,300   Color Kinetics, Inc. (a)(e)                                210,483
                                                   8,360   Franklin Electric Co., Inc. (e)                            394,425
                                                  12,116   Genlyte Group, Inc. (a)                                    951,591
                                                  11,460   Littelfuse, Inc. (a)                                       387,004
                                                  19,800   MKS Instruments, Inc. (a)                                  548,460
                                                   3,531   Powell Industries, Inc. (a)                                112,145
                                                  30,500   Power-One, Inc. (a)(e)                                     121,390
                                                  11,100   Sonic Solutions, Inc. (a)                                  139,971
                                                  30,600   Taser International, Inc. (a)                              426,870
                                                  16,661   Technitrol, Inc.                                           477,671
                                                   7,179   Triumph Group, Inc.                                        470,009
                                                                                                                -------------
                                                                                                                    6,395,120
-----------------------------------------------------------------------------------------------------------------------------
Electrical: Household Appliance - 0.0%             1,950   National Presto Industries, Inc.                           121,563
-----------------------------------------------------------------------------------------------------------------------------
Electronics - 0.7%                                31,212   Aeroflex, Inc. (a)                                         442,274
                                                  15,763   Agilysys, Inc.                                             354,667
                                                  22,300   Arrowhead Research Corp. (a)                               112,169
                                                  19,800   Avid Technology, Inc. (a)(e)                               699,930
                                                  16,098   Daktronics, Inc. (e)(h)                                    345,785
                                                  28,800   Flir Systems, Inc. (a)                                   1,332,000
                                                  10,272   II-VI, Inc. (a)                                            279,090
                                                  54,766   MRV Communications, Inc. (a)(e)                            177,990
                                                  19,380   Methode Electronics, Inc.                                  303,297
                                                   2,300   Multi-Fineline Electronix, Inc. (a)(e)                      39,468
                                                   8,749   Park Electrochemical Corp.                                 246,547
                                                  35,500   Semtech Corp. (a)                                          615,215
                                                   6,767   Supertex, Inc. (a)                                         212,078
                                                                                                                -------------
                                                                                                                    5,160,510
-----------------------------------------------------------------------------------------------------------------------------

Master Small Cap Index Series
Schedule of Investments as of June 30, 2007

                                                  Shares
Industry                                            Held   Common Stocks                                                Value
-----------------------------------------------------------------------------------------------------------------------------
Electronics: Instruments, Gauges &                 5,000   Faro Technologies, Inc. (a)                          $     159,300
Meters - 0.2%                                     14,002   Itron, Inc. (a)                                          1,091,316
                                                   4,800   Measurement Specialties, Inc. (a)                          113,664
                                                   1,700   OYO Geospace Corp. (a)                                     126,123
                                                   5,700   Zygo Corp. (a)                                              81,453
                                                                                                                -------------
                                                                                                                    1,571,856
-----------------------------------------------------------------------------------------------------------------------------
Electronics: Medical Systems - 1.0%                5,000   Accuray, Inc. (a)                                          110,900
                                                  29,800   Affymetrix, Inc. (a)                                       741,722
                                                   7,072   Analogic Corp.                                             519,863
                                                  10,500   Aspect Medical Systems, Inc. (a)                           157,080
                                                  23,487   Bruker BioSciences Corp. (a)                               211,618
                                                   4,700   Cynosure, Inc. Class A (a)                                 171,221
                                                   5,570   Datascope Corp.                                            213,220
                                                  23,250   eResearch Technology, Inc. (a)                             221,107
                                                   8,100   Greatbatch, Inc. (a)                                       262,440
                                                  12,572   Haemonetics Corp. (a)                                      661,413
                                                  23,480   Hologic, Inc. (a)(e)                                     1,298,679
                                                  24,664   Illumina, Inc. (a)                                       1,001,112
                                                  12,151   Luminex Corp. (a)                                          149,579
                                                  29,900   Minrad International, Inc. (a)                             177,307
                                                  12,500   Natus Medical, Inc. (a)                                    199,000
                                                  12,700   NxStage Medical, Inc. (a)                                  164,211
                                                   6,800   Quality Systems, Inc. (e)                                  258,196
                                                   7,300   Sirona Dental Systems, Inc.                                276,159
                                                   2,300   Tomotherapy, Inc. (a)                                       50,416
                                                   6,800   Visicu, Inc. (a)                                            62,220
                                                   8,822   Zoll Medical Corp. (a)                                     196,819
                                                                                                                -------------
                                                                                                                    7,104,282
-----------------------------------------------------------------------------------------------------------------------------
Electronics: Semi-Conductors/                     23,900   AMIS Holdings, Inc. (a)                                    299,228
Components - 1.9%                                 11,516   Actel Corp. (a)                                            160,188
                                                  44,600   Amkor Technology, Inc. (a)(h)                              702,450
                                                  25,600   Anadigics, Inc. (a)(e)                                     353,024
                                                 140,700   Applied Micro Circuits Corp. (a)                           351,750
                                                     900   Cavium Networks, Inc. (a)                                   20,358
                                                  37,700   Cirrus Logic, Inc. (a)(h)                                  312,910
                                                 209,800   Conexant Systems, Inc. (a)                                 289,524
                                                  12,383   DSP Group, Inc. (a)                                        253,480
                                                   8,675   Diodes, Inc. (a)                                           362,355
                                                  15,727   Exar Corp. (a)                                             210,742
                                                   6,273   Excel Technology, Inc. (a)                                 175,268
                                                  19,800   Formfactor, Inc. (a)                                       758,340
                                                  19,700   Genesis Microchip, Inc. (a)                                184,392
                                                   5,500   Hittite Microwave Corp. (a)                                235,015
                                                   2,600   IPG Photonics Corp. (a)                                     51,870
                                                  16,793   IXYS Corp. (a)                                             140,222
                                                  59,700   Lattice Semiconductor Corp. (a)                            341,484
                                                  18,900   MIPS Technologies, Inc. (a)                                166,131
                                                  26,900   Micrel, Inc.                                               342,168
                                                  35,990   Microsemi Corp. (a)(e)                                     861,961
                                                  21,500   Microtune, Inc. (a)                                        112,445
                                                   7,300   Monolithic Power Systems, Inc. (a)                         127,385
                                                   8,500   Netlogic Microsystems, Inc. (a)(e)                         270,640
                                                 102,300   ON Semiconductor Corp. (a)                               1,096,656
                                                  23,900   Omnivision Technologies, Inc. (a)(e)                       432,829
                                                   8,300   PLX Technology, Inc. (a)                                    92,628

Master Small Cap Index Series
Schedule of Investments as of June 30, 2007

                                                  Shares
Industry                                            Held   Common Stocks                                                Value
-----------------------------------------------------------------------------------------------------------------------------
                                                  88,200   PMC-Sierra, Inc. (a)                                 $     681,786
                                                  11,293   Pericom Semiconductor Corp. (a)                            126,030
                                                  84,400   RF Micro Devices, Inc. (a)(e)                              526,656
                                                  23,000   SiRF Technology Holdings, Inc. (a)                         477,020
                                                  42,676   Silicon Image, Inc. (a)                                    366,160
                                                  39,458   Silicon Storage Technology, Inc. (a)                       147,178
                                                  69,533   Skyworks Solutions, Inc. (a)                               511,068
                                                  35,700   Spansion LLC Class A (a)                                   396,270
                                                  16,900   Syntax-Brillian Corp. (a)                                   83,148
                                                   5,200   Techwell, Inc. (a)                                          68,120
                                                  19,700   Tessera Technologies, Inc. (a)                             798,835
                                                  60,436   TriQuint Semiconductor, Inc. (a)                           305,806
                                                   8,400   Volterra Semiconductor Corp. (a)                           119,280
                                                                                                                -------------
                                                                                                                   13,312,800
-----------------------------------------------------------------------------------------------------------------------------
Electronics: Technology - 0.5%                     7,400   3D Systems Corp. (a)                                       184,038
                                                  12,400   Acacia Research - Acacia Technologies (a)                  200,384
                                                   4,000   American Science & Engineering, Inc. (a)                   227,400
                                                  17,123   Checkpoint Systems, Inc. (a)                               432,356
                                                  16,800   Cogent, Inc. (a)                                           246,792
                                                  13,680   Coherent, Inc. (a)(h)                                      417,377
                                                   4,952   Cubic Corp.                                                149,451
                                                   9,426   EDO Corp.                                                  309,833
                                                   4,500   Eagle Test Systems, Inc. (a)                                72,270
                                                   7,200   Gerber Scientific, Inc. (a)                                 83,664
                                                   6,450   Innovative Solutions & Support, Inc. (a)                   149,769
                                                  15,500   Ionatron, Inc. (a)                                          60,450
                                                  33,900   Kemet Corp. (a)                                            238,995
                                                  10,400   ScanSource, Inc. (a)                                       332,696
                                                  19,100   Smart Modular Technologies WWH, Inc. (a)                   262,816
                                                                                                                -------------
                                                                                                                    3,368,291
-----------------------------------------------------------------------------------------------------------------------------
Energy Miscellaneous - 0.5%                        5,600   Alon USA Energy, Inc.                                      246,456
                                                  13,040   Aventine Renewable Energy Holdings, Inc. (a)               221,289
                                                   9,100   Clean Energy Fluels Corp. (a)                              114,296
                                                  16,100   Crosstex Energy, Inc. (e)                                  462,553
                                                   4,300   Dawson Geophysical Co. (a)                                 264,278
                                                     400   EnerNOC, Inc. (a)                                           15,252
                                                  31,700   Evergreen Energy, Inc. (a)(e)                              191,151
                                                  38,600   Evergreen Solar, Inc. (a)(e)                               358,980
                                                  30,626   FuelCell Energy, Inc. (a)(e)                               242,558
                                                   1,500   GeoMet, Inc. (a)                                            11,490
                                                   2,220   MarkWest Hydrocarbon, Inc.                                 127,495
                                                  12,100   Matrix Service Co. (a)                                     300,685
                                                   1,400   Nova Biosource Fuels, Inc. (a)                               3,570
                                                   4,100   Ormat Technologies, Inc. (e)                               154,488
                                                  15,100   Pacific Ethanol, Inc. (a)(e)                               199,320
                                                  16,316   Penn Virginia Corp.                                        655,903
                                                  88,500   Rentech, Inc. (a)(e)                                       229,215
                                                                                                                -------------
                                                                                                                    3,798,979
-----------------------------------------------------------------------------------------------------------------------------
Engineering & Contracting Services - 0.5%         15,500   Aecom Technology Corp. (a)                                 384,555
                                                   5,800   Cal Dive International, Inc. (a)                            96,454
                                                   8,100   Clean Harbors, Inc. (a)                                    400,302
                                                  17,802   Dycom Industries, Inc. (a)                                 533,704
                                                   9,700   ENGlobal Corp. (a)                                         117,855
                                                  16,300   InfraSource Services, Inc. (a)                             604,730

Master Small Cap Index Series
Schedule of Investments as of June 30, 2007

                                                  Shares
Industry                                            Held   Common Stocks                                                Value
-----------------------------------------------------------------------------------------------------------------------------
                                                   7,200   Integrated Electrical Services, Inc. (a)             $     237,384
                                                   6,000   Layne Christensen Co. (a)                                  245,700
                                                   4,600   Michael Baker Corp. (a)                                    170,890
                                                  39,439   SAIC, Inc. (a)                                             712,663
                                                                                                                -------------
                                                                                                                    3,504,237
-----------------------------------------------------------------------------------------------------------------------------
Entertainment - 0.3%                               7,000   Carmike Cinemas, Inc.                                      153,720
                                                   8,700   Cinemark Holdings, Inc. (a)                                155,643
                                                  17,855   Gaylord Entertainment Co. (a)                              957,742
                                                  28,500   Live Nation, Inc. (a)                                      637,830
                                                   9,472   Lodgenet Entertainment Corp. (a)                           303,672
                                                   5,355   Speedway Motorsports, Inc.                                 214,093
                                                                                                                -------------
                                                                                                                    2,422,700
-----------------------------------------------------------------------------------------------------------------------------
Fertilizers - 0.1%                                40,300   Terra Industries, Inc. (a)                               1,024,426
-----------------------------------------------------------------------------------------------------------------------------
Finance Companies - 0.3%                          12,542   Accredited Home Lenders Holding Co. (a)(e)                 171,449
                                                   6,000   Asta Funding, Inc. (e)                                     230,580
                                                   2,169   Credit Acceptance Corp. (a)                                 58,194
                                                  11,000   Delta Financial Corp. (e)                                  134,970
                                                  16,600   International Securities Exchange, Inc.                  1,084,810
                                                  13,600   MVC Capital, Inc. (e)                                      255,816
                                                   3,600   NewStar Financial, Inc. (a)                                 51,228
                                                   9,100   World Acceptance Corp. (a)                                 388,843
                                                                                                                -------------
                                                                                                                    2,375,890
-----------------------------------------------------------------------------------------------------------------------------
Finance: Small Loan - 0.1%                        26,900   Advance America, Cash Advance Centers, Inc.                477,206
                                                   6,900   Dollar Financial Corp. (a)                                 196,650
                                                  11,000   Encore Capital Group, Inc. (a)                             137,280
                                                   5,700   Nelnet, Inc. Class A                                       139,308
                                                     500   QC Holdings, Inc.                                            7,500
                                                                                                                -------------
                                                                                                                      957,944
-----------------------------------------------------------------------------------------------------------------------------
Financial Data Processing Services &               8,000   Advent Software, Inc. (a)                                  260,400
Systems - 0.8%                                    15,300   Authorize.Net Holdings, Inc. (a)                           273,717
                                                   1,050   Cass Information Systems, Inc. (e)                          38,073
                                                   8,789   CompuCredit Corp. (a)(e)                                   307,791
                                                  10,300   CyberSource Corp. (a)                                      124,218
                                                  24,000   Deluxe Corp.                                               974,640
                                                  20,588   eFunds Corp. (a)                                           726,550
                                                  13,823   eSpeed, Inc. Class A (a)                                   119,431
                                                   7,700   ExlService Holdings, Inc. (a)                              144,298
                                                   4,500   Heartland Payment Systems, Inc. (e)                        131,985
                                                  30,700   Hypercom Corp. (a)                                         181,437
                                                  34,200   Jack Henry & Associates, Inc.                              880,650
                                                  16,000   Online Resources Corp. (a)                                 175,680
                                                  12,000   TNS, Inc.                                                  172,920
                                                  16,700   TradeStation Group, Inc. (a)                               194,555
                                                  16,800   Wright Express Corp. (a)                                   575,736
                                                                                                                -------------
                                                                                                                    5,282,081
-----------------------------------------------------------------------------------------------------------------------------
Financial Information Services - 0.2%              4,900   Bankrate, Inc. (a)                                         234,808
                                                  27,140   INVESTools, Inc. (a)                                       270,314
                                                  13,800   Interactive Data Corp.                                     369,564
                                                   5,200   Morningstar, Inc. (a)                                      244,530
                                                  45,400   Move, Inc. (a)                                             203,392
                                                  29,522   S1 Corp. (a)                                               235,881
                                                   9,000   TheStreet.com, Inc.                                         97,920
                                                     400   Value Line, Inc.                                            17,560
                                                                                                                -------------
                                                                                                                    1,673,969
-----------------------------------------------------------------------------------------------------------------------------

Master Small Cap Index Series
Schedule of Investments as of June 30, 2007

                                                  Shares
Industry                                            Held   Common Stocks                                                Value
-----------------------------------------------------------------------------------------------------------------------------
Financial Miscellaneous - 0.9%                    15,250   Advanta Corp. Class B                                $     474,885
                                                   5,400   Asset Acceptance Capital Corp. (a)                          95,580
                                                  12,919   Cash America International, Inc.                           512,238
                                                   4,900   Federal Agricultural Mortgage Corp. Class B                167,678
                                                  14,000   Financial Federal Corp.                                    417,480
                                                  11,400   First Cash Financial Services, Inc. (a)                    267,216
                                                  15,100   Global Cash Access, Inc. (a)                               241,902
                                                   7,399   LandAmerica Financial Group, Inc.                          713,930
                                                   8,000   Portfolio Recovery Associates, Inc. (e)                    480,160
                                                  12,100   RAM Holdings Ltd. (a)                                      190,575
                                                   4,200   Sanders Morris Harris Group, Inc.                           48,888
                                                  28,736   Sotheby's Holdings, Inc. Class A                         1,322,431
                                                  12,116   Sterling Bancorp                                           194,219
                                                   7,522   Stewart Information Services Corp.                         299,601
                                                   6,433   Stifel Financial Corp. (a)                                 378,839
                                                   4,976   Triad Guaranty, Inc. (a)                                   198,692
                                                   2,991   WSFS Financial Corp.                                       195,701
                                                   1,200   Wauwatosa Holdings, Inc. (a)                                19,848
                                                                                                                -------------
                                                                                                                    6,219,863
-----------------------------------------------------------------------------------------------------------------------------
Foods - 0.9%                                         600   American Dairy, Inc. (a)                                    11,196
                                                   8,500   Cal-Maine Foods, Inc.                                      139,230
                                                  18,500   Chiquita Brands International, Inc. (e)                    350,760
                                                  22,184   Flowers Foods, Inc.                                        740,058
                                                  10,100   Fresh Del Monte Produce, Inc.                              253,005
                                                  14,957   Hain Celestial Group, Inc. (a)                             405,933
                                                   4,700   J&J Snack Foods Corp.                                      177,378
                                                  13,500   Lance, Inc.                                                318,060
                                                   5,300   M&F Worldwide Corp. (a)                                    352,874
                                                   2,463   Maui Land & Pineapple Co., Inc. (a)                         90,466
                                                  15,300   Performance Food Group Co. (a)                             497,097
                                                  17,100   Pilgrim's Pride Corp.                                      652,707
                                                  12,895   Ralcorp Holdings, Inc. (a)                                 689,238
                                                   8,650   Sanderson Farms, Inc.                                      389,423
                                                     112   Seaboard Corp.                                             262,640
                                                  20,457   Sensient Technologies Corp.                                519,403
                                                  15,203   Tootsie Roll Industries, Inc.                              421,275
                                                  12,400   TreeHouse Foods, Inc. (a)                                  329,964
                                                                                                                -------------
                                                                                                                    6,600,707
-----------------------------------------------------------------------------------------------------------------------------
Forest Products - 0.1%                             4,609   Deltic Timber Corp.                                        252,665
                                                   7,234   Universal Forest Products, Inc.                            305,709
                                                                                                                -------------
                                                                                                                      558,374
-----------------------------------------------------------------------------------------------------------------------------
Forms & Bulk Printing Services - 0.1%              9,700   Ennis, Inc.                                                228,144
                                                   9,100   Innerworkings, Inc. (a)(e)                                 145,782
                                                   6,245   The Standard Register Co.                                   71,193
                                                                                                                -------------
                                                                                                                      445,119
-----------------------------------------------------------------------------------------------------------------------------
Funeral Parlors & Cemeteries - 0.1%               49,224   Stewart Enterprises, Inc. Class A                          383,455
-----------------------------------------------------------------------------------------------------------------------------
Glass - 0.1%                                      14,900   Apogee Enterprises, Inc.                                   414,518
-----------------------------------------------------------------------------------------------------------------------------
Gold - 0.1%                                      133,200   Coeur d'Alene Mines Corp. (a)(e)                           478,188
                                                  10,900   Royal Gold, Inc. (e)                                       259,093
                                                                                                                -------------
                                                                                                                      737,281
-----------------------------------------------------------------------------------------------------------------------------
Health Care Facilities - 0.6%                     21,500   Assisted Living Concepts, Inc. (a)                         228,975
                                                  10,800   Capital Senior Living Corp. (a)                            101,736
                                                   1,100   Emeritus Corp. (a)                                          34,078
                                                   8,000   Genesis HealthCare Corp. (a)                               547,360
                                                  11,390   Kindred Healthcare, Inc. (a)                               349,901

Master Small Cap Index Series
Schedule of Investments as of June 30, 2007

                                                  Shares
Industry                                            Held   Common Stocks                                                Value
-----------------------------------------------------------------------------------------------------------------------------
                                                   8,750   LCA-Vision, Inc. (e)                                 $     413,525
                                                   6,000   MedCath Corp. (a)                                          190,800
                                                   1,800   National Healthcare Corp.                                   92,880
                                                  23,600   Psychiatric Solutions, Inc. (a)                            855,736
                                                   6,800   Radiation Therapy Services, Inc. (a)                       179,112
                                                  11,200   Res-Care, Inc. (a)                                         236,768
                                                  13,400   Skilled Healthcare Group, Inc. Class A (a)                 207,834
                                                  22,100   Sun Healthcare Group, Inc. (a)                             320,229
                                                  19,474   Sunrise Senior Living, Inc. (a)                            778,765
                                                                                                                -------------
                                                                                                                    4,537,699
-----------------------------------------------------------------------------------------------------------------------------
Health Care Management Services - 0.6%            22,900   AMERIGROUP Corp. (a)                                       545,020
                                                  23,741   Allscripts Healthcare Solutions, Inc. (a)(e)               604,921
                                                   7,900   American Dental Partners, Inc. (a)                         205,163
                                                  15,900   Amsurg Corp. (a)                                           383,826
                                                  19,000   Centene Corp. (a)                                          406,980
                                                   5,000   Computer Programs & Systems, Inc.                          154,900
                                                   3,385   Corvel Corp. (a)                                            88,484
                                                  18,431   Eclipsys Corp. (a)                                         364,934
                                                   6,900   HMS Holdings Corp. (a)                                     132,066
                                                  17,300   HealthSpring, Inc. (a)                                     329,738
                                                   4,300   Molina Healthcare, Inc. (a)                                131,236
                                                  12,100   Omnicell, Inc. (a)                                         251,438
                                                  14,800   Phase Forward, Inc. (a)                                    249,084
                                                   7,400   Vital Images, Inc. (a)                                     200,984
                                                                                                                -------------
                                                                                                                    4,048,774
-----------------------------------------------------------------------------------------------------------------------------
Health Care Services - 0.6%                        5,700   Alliance Imaging, Inc. (a)                                  53,523
                                                  11,266   Amedisys, Inc. (a)                                         409,294
                                                  20,200   Apria Healthcare Group, Inc. (a)                           581,154
                                                   5,500   Bio-Reference Labs, Inc. (a)                               150,425
                                                   3,000   Emergency Medical Services Corp. (a)                       117,390
                                                  14,712   Gentiva Health Services, Inc. (a)                          295,123
                                                  37,400   HealthSouth Corp. (a)(e)                                   677,314
                                                  13,225   Healthcare Services Group, Inc.                            390,138
                                                  16,500   Healthways, Inc. (a)                                       781,605
                                                  18,800   Hythiam, Inc. (a)(e)                                       162,620
                                                   6,300   LHC Group, Inc. (a)                                        165,060
                                                  10,500   Matria Healthcare, Inc. (a)                                317,940
                                                   6,800   Nighthawk Radiology Holdings, Inc. (a)(e)                  122,740
                                                  14,700   Odyssey HealthCare, Inc. (a)                               174,342
                                                   6,800   Symbion, Inc. (a)                                          147,628
                                                                                                                -------------
                                                                                                                    4,546,296
-----------------------------------------------------------------------------------------------------------------------------
Homebuilding - 0.3%                               15,700   Beazer Homes USA, Inc.                                     387,319
                                                  16,100   Hovnanian Enterprises, Inc. Class A (a)(e)                 266,133
                                                   7,200   M/I Homes, Inc.                                            191,520
                                                  11,400   Meritage Homes Corp. (a)                                   304,950
                                                  25,700   Standard-Pacific Corp.                                     450,521
                                                  13,500   WCI Communities, Inc. (a)                                  225,180
                                                                                                                -------------
                                                                                                                    1,825,623
-----------------------------------------------------------------------------------------------------------------------------
Hotel/Motel - 0.1%                                 6,600   Lodgian, Inc. (a)                                           99,198
                                                   7,279   Marcus Corp.                                               172,949
                                                   7,900   Morgans Hotel Group Co. (a)                                192,602
                                                                                                                -------------
                                                                                                                      464,749
-----------------------------------------------------------------------------------------------------------------------------
Household Furnishings - 0.4%                       6,900   American Woodmark Corp. (e)                                238,740
                                                  13,400   Ethan Allen Interiors, Inc. (e)                            458,950

Master Small Cap Index Series
Schedule of Investments as of June 30, 2007

                                                  Shares
Industry                                            Held   Common Stocks                                                Value
-----------------------------------------------------------------------------------------------------------------------------
                                                  21,000   Furniture Brands International, Inc.                 $     298,200
                                                   8,836   Haverty Furniture Cos., Inc.                               103,116
                                                   4,500   Hooker Furniture Corp.                                     100,980
                                                  20,200   La-Z-Boy, Inc. (e)                                         231,492
                                                   4,400   Libbey, Inc.                                                94,908
                                                   6,600   Lifetime Brands, Inc. (e)                                  134,970
                                                  15,500   Sealy Corp.                                                256,060
                                                  21,400   Select Comfort Corp. (a)                                   347,108
                                                  34,100   Tempur-Pedic International, Inc.                           883,190
                                                                                                                -------------
                                                                                                                    3,147,714
-----------------------------------------------------------------------------------------------------------------------------
Identification Control & Filter                   15,612   Advanced Energy Industries, Inc. (a)                       353,768
Devices - 0.6%                                    21,441   Asyst Technologies, Inc. (a)                               155,018
                                                   5,700   Badger Meter, Inc. (e)                                     161,082
                                                  12,732   ESCO Technologies, Inc. (a)                                461,662
                                                   4,018   The Gorman-Rupp Co.                                        128,013
                                                  27,028   L-1 Identity Solutions, Inc. (a)(e)(h)                     552,723
                                                  12,226   Mine Safety Appliances Co.                                 535,010
                                                   6,112   Robbins & Myers, Inc.                                      324,731
                                                   4,300   Sun Hydraulics, Inc.                                       211,775
                                                  13,527   Veeco Instruments, Inc. (a)                                280,550
                                                   5,996   Vicor Corp.                                                 79,327
                                                  13,636   Watts Water Technologies, Inc. Class A                     510,941
                                                  12,617   X-Rite, Inc.                                               186,353
                                                                                                                -------------
                                                                                                                    3,940,953
-----------------------------------------------------------------------------------------------------------------------------
Industrial Products - 0.1%                        12,300   Smith & Wesson Holding Corp. (a)                           206,025
                                                   5,400   TAL International Group, Inc.                              160,434
                                                                                                                -------------
                                                                                                                      366,459
-----------------------------------------------------------------------------------------------------------------------------
Insurance: Life - 0.4%                            24,700   American Equity Investment Life Holding Co.                298,376
                                                  20,900   Citizens, Inc. (a)                                         147,136
                                                  20,205   Delphi Financial Group, Inc. Class A                       844,973
                                                   3,880   Great American Financial Resources, Inc.                    93,857
                                                   1,042   Kansas City Life Insurance Co.                              48,453
                                                     762   National Western Life Insurance Co. Class A                192,725
                                                   3,880   The Phoenix Cos., Inc.                                     730,987
                                                  12,693   Presidential Life Corp.                                    249,544
                                                  21,400   Scottish Re Group Ltd. (a)                                 104,646
                                                  14,000   Universal American Financial Corp. (a)                     297,920
                                                                                                                -------------
                                                                                                                    3,008,617
-----------------------------------------------------------------------------------------------------------------------------
Insurance: Multi-Line - 1.0%                      11,440   Alfa Corp.                                                 178,121
                                                  27,800   Assured Guaranty Ltd.                                      821,768
                                                   4,386   CNA Surety Corp. (a)                                        82,939
                                                  11,009   Crawford & Co. Class B                                      74,421
                                                   2,600   EMC Insurance Group, Inc.                                   64,532
                                                   8,300   eHealth, Inc. (a)                                          158,447
                                                   4,625   FBL Financial Group, Inc. Class A                          181,855
                                                     900   Flagstone Reinsurance Holdings Ltd. (a)                     11,988
                                                  13,500   HealthExtras, Inc. (a)                                     399,330
                                                  16,006   Hilb Rogal & Hobbs Co.                                     686,017
                                                  18,768   Horace Mann Educators Corp.                                398,632
                                                   1,240   Independence Holding Co.                                    25,333
                                                  29,200   Max Capital Group Ltd.                                     826,360
                                                  11,100   Meadowbrook Insurance Group, Inc. (a)                      121,656
                                                  46,000   Montpelier Re Holdings Ltd.                                852,840
                                                   6,697   Pico Holdings, Inc. (a)                                    289,712

Master Small Cap Index Series
Schedule of Investments as of June 30, 2007

                                                  Shares
Industry                                            Held   Common Stocks                                                Value
-----------------------------------------------------------------------------------------------------------------------------
                                                  24,700   Platinum Underwriters Holdings Ltd.                  $     858,325
                                                  14,900   Primus Guaranty Ltd. (a)                                   159,728
                                                   8,400   Security Capital Assurance Ltd.                            259,308
                                                  16,055   Zenith National Insurance Corp.                            756,030
                                                                                                                -------------
                                                                                                                    7,207,342
-----------------------------------------------------------------------------------------------------------------------------
Insurance: Property-Casualty - 1.9%               11,900   21st Century Insurance Group                               260,134
                                                   5,856   American Physicians Capital, Inc. (a)                      237,168
                                                  11,200   Amerisafe, Inc. (a)                                        219,856
                                                  14,400   Amtrust Financial Services, Inc.                           270,576
                                                  14,666   Argonaut Group, Inc.                                       457,726
                                                  36,800   Aspen Insurance Holdings Ltd.                            1,032,976
                                                   4,032   Baldwin & Lyons, Inc. Class B                              104,751
                                                   4,700   Bristol West Holdings, Inc.                                105,139
                                                  23,100   Commerce Group, Inc.                                       802,032
                                                   3,400   Darwin Professional Underwriters, Inc. (a)                  85,578
                                                   3,244   Donegal Group, Inc. Class A                                 48,336
                                                  23,280   Employers Holdings, Inc.                                   494,467
                                                   5,800   FPIC Insurance Group, Inc. (a)                             236,466
                                                   3,977   First Acceptance Corp. (a)                                  40,406
                                                   8,500   First Mercury Financial Corp. (a)                          178,245
                                                  29,500   Fremont General Corp. (e)                                  317,420
                                                   7,000   Greenlight Capital Re Ltd. (a)                             157,710
                                                   7,300   Hallmark Financial Services, Inc. (a)                       88,476
                                                   4,762   Harleysville Group, Inc.                                   158,860
                                                  26,600   IPC Holdings, Ltd.                                         858,914
                                                   8,400   Infinity Property & Casualty Corp.                         426,132
                                                   4,500   James River Group, Inc.                                    149,535
                                                   3,858   The Midland Co.                                            181,095
                                                   4,000   NYMAGIC, Inc.                                              160,800
                                                   4,700   National Interstate Corp.                                  122,576
                                                   7,000   Navigators Group, Inc. (a)                                 377,300
                                                  10,900   Odyssey Re Holdings Corp.                                  467,501
                                                  27,715   Ohio Casualty Corp.                                      1,200,337
                                                  14,206   PMA Capital Corp. Class A (a)                              151,862
                                                  13,700   PXRE Group Ltd. (a)                                         63,568
                                                  15,223   ProAssurance Corp. (a)                                     847,464
                                                   9,154   RLI Corp.                                                  512,166
                                                   7,100   Safety Insurance Group, Inc.                               293,940
                                                  12,900   SeaBright Insurance Holdings, Inc. (a)                     225,492
                                                  26,408   Selective Insurance Group, Inc.                            709,847
                                                   4,612   State Auto Financial Corp.                                 141,358
                                                  10,700   Tower Group, Inc.                                          341,330
                                                   8,200   United America Indemnity, Ltd. (a)                         203,934
                                                   8,100   United Fire & Casualty Co.                                 286,578
                                                                                                                -------------
                                                                                                                   13,018,051
-----------------------------------------------------------------------------------------------------------------------------
Investment Management Companies - 0.8%            46,546   Apollo Investment Corp.                                  1,001,677
                                                  30,239   Ares Capital Corp. (e)                                     509,527
                                                  12,600   Calamos Asset Management, Inc. Class A                     321,930
                                                   1,300   Capital Southwest Corp.                                    202,527
                                                   6,400   Cohen & Steers, Inc.                                       278,080
                                                   4,400   Cowen Group, Inc. (a)                                       78,804
                                                   7,300   Epoch Holding Corp. (a)                                     97,747
                                                   2,496   GAMCO Investors, Inc. Class A                              139,901
                                                   6,200   Kohlberg Capital Corp.                                     115,010

Master Small Cap Index Series
Schedule of Investments as of June 30, 2007

                                                  Shares
Industry                                            Held   Common Stocks                                                Value
-----------------------------------------------------------------------------------------------------------------------------
                                                  27,200   MCG Capital Corp.                                    $     435,744
                                                  11,423   NGP Capital Resources Co.                                  190,993
                                                  15,900   National Financial Partners Corp. (e)                      736,329
                                                  14,900   NexCen Brands, Inc. (a)                                    165,986
                                                   5,700   Technology Investment Capital Corp.                         90,003
                                                   7,100   U.S. Global Investors, Inc.                                160,815
                                                   3,800   WP Stewart & Co. Ltd.                                       41,382
                                                  36,500   Waddell & Reed Financial, Inc. Class A                     949,365
                                                                                                                -------------
                                                                                                                    5,515,820
-----------------------------------------------------------------------------------------------------------------------------
Jewelry, Watches & Gemstones - 0.1%               19,000   Fossil, Inc. (a)                                           560,310
                                                   7,500   Movado Group, Inc.                                         253,050
                                                                                                                -------------
                                                                                                                      813,360
-----------------------------------------------------------------------------------------------------------------------------
Leisure Time - 0.5%                               31,600   Callaway Golf Co. (h)                                      562,796
                                                   8,800   Great Wolf Resorts, Inc. (a)                               125,400
                                                  24,200   K2, Inc. (a)                                               367,598
                                                  13,800   Life Time Fitness, Inc. (a)(e)                             734,574
                                                  15,700   Premier Exhibitions, Inc. (a)                              247,432
                                                  30,700   Six Flags, Inc. (a)                                        186,963
                                                   3,500   Steinway Musical Instruments, Inc.                         121,065
                                                   6,800   Sturm Ruger & Co., Inc. (a)                                105,536
                                                   9,500   Town Sports International Holdings, Inc. (a)               183,540
                                                  13,656   Vail Resorts, Inc. (a)                                     831,241
                                                   9,400   West Marine, Inc. (a)                                      129,344
                                                                                                                -------------
                                                                                                                    3,595,489
-----------------------------------------------------------------------------------------------------------------------------
Machine Tools - 0.0%                               1,500   Hurco Companies, Inc. (a)                                   74,970
-----------------------------------------------------------------------------------------------------------------------------
Machinery & Engineering - 0.1%                    18,690   Applied Industrial Technologies, Inc.                      551,355
-----------------------------------------------------------------------------------------------------------------------------
Machinery: Agricultural - 0.1%                     5,650   Gehl Co. (a)                                               171,534
                                                   6,813   Lindsay Manufacturing Co. (e)                              301,748
                                                                                                                -------------
                                                                                                                      473,282
-----------------------------------------------------------------------------------------------------------------------------
Machinery: Construction & Handling - 0.1%          8,800   ASV, Inc. (a)(e)                                           152,064
                                                   6,817   Astec Industries, Inc. (a)                                 287,814
                                                   2,187   NACCO Industries, Inc. Class A                             340,057
                                                                                                                -------------
                                                                                                                      779,935
-----------------------------------------------------------------------------------------------------------------------------
Machinery: Engines - 0.1%                         21,500   Briggs & Stratton Corp. (e)                                678,540
                                                   7,300   Raser Techonologies, Inc. (a)(e)                            53,947
                                                                                                                -------------
                                                                                                                      732,487
-----------------------------------------------------------------------------------------------------------------------------
Machinery: Industrial/Specialty - 0.6%            11,900   Actuant Corp. Class A                                      750,414
                                                   1,300   Altra Holdings, Inc. (a)                                    22,464
                                                   7,700   Chart Industries, Inc. (a)                                 218,988
                                                   9,100   Columbus McKinnon Corp. (a)                                293,020
                                                   8,300   EnPro Industries, Inc. (a)                                 355,157
                                                   3,900   Hardinge, Inc.                                             132,717
                                                   7,670   Kadant, Inc. (a)                                           239,304
                                                   6,000   Middleby Corp. (a)                                         358,920
                                                  14,710   Nordson Corp.                                              737,854
                                                   9,628   Tecumseh Products Co. Class A (a)                          151,256
                                                   7,274   Tennant Co.                                                265,501
                                                   2,800   Twin Disc, Inc.                                            201,348
                                                  12,179   Woodward Governor Co.                                      653,647
                                                                                                                -------------
                                                                                                                    4,380,590
-----------------------------------------------------------------------------------------------------------------------------
Machinery: Oil Well Equipment &                   10,200   Allis-Chalmers Energy, Inc. (a)(e)                         234,498
Services - 1.4%                                   15,500   Basic Energy Services, Inc. (a)                            396,335
                                                   8,802   CARBO Ceramics, Inc.                                       385,616
                                                  16,200   Complete Production Services, Inc. (a)(h)                  418,770

Master Small Cap Index Series
Schedule of Investments as of June 30, 2007

                                                  Shares
Industry                                            Held   Common Stocks                                                Value
-----------------------------------------------------------------------------------------------------------------------------
                                                  10,176   Dril-Quip, Inc. (a)                                  $     457,411
                                                   4,800   Flotek Industries, Inc. (a)                                287,760
                                                   6,417   Gulf Island Fabrication, Inc.                              222,670
                                                  40,143   Hanover Compressor Co. (a)                                 957,411
                                                  12,200   Horizon Offshore, Inc. (a)                                 234,240
                                                  11,440   Hornbeck Offshore Services, Inc. (a)                       443,414
                                                  29,046   Input/Output, Inc. (a)                                     453,408
                                                   6,500   Lufkin Industries, Inc.                                    419,575
                                                   8,200   NATCO Group, Inc. Class A (a)                              377,528
                                                  42,820   Newpark Resources, Inc. (a)                                331,855
                                                  21,200   Oil States International, Inc. (a)                         876,408
                                                  51,981   Parker Drilling Co. (a)                                    547,880
                                                  14,000   RPC, Inc.                                                  238,560
                                                  11,100   Sulphco, Inc. (a)                                           40,071
                                                   2,000   Superior Offshore International, Inc. (a)                   36,400
                                                   5,700   Superior Well Services, Inc. (a)                           144,837
                                                     900   T-3 Energy Services, Inc. (a)                               30,105
                                                   5,200   Trico Marine Services, Inc. (a)                            212,576
                                                   6,000   Union Drilling, Inc. (a)                                    98,520
                                                  12,826   Universal Compression Holdings, Inc. (a)                   929,500
                                                  14,257   W-H Energy Services, Inc. (a)                              882,651
                                                   9,900   Willbros Group, Inc. (a)                                   293,832
                                                                                                                -------------
                                                                                                                    9,951,831
-----------------------------------------------------------------------------------------------------------------------------
Machinery: Specialty - 0.3%                       15,600   Bucyrus International, Inc.                              1,104,168
                                                   5,100   Cascade Corp.                                              400,044
                                                  12,400   Flow International Corp. (a)                               156,240
                                                   9,641   Semitool, Inc. (a)                                          92,650
                                                  12,200   TurboChef Technologies, Inc. (a)                           169,824
                                                                                                                -------------
                                                                                                                    1,922,926
-----------------------------------------------------------------------------------------------------------------------------
Manufactured Housing - 0.1%                       35,927   Champion Enterprises, Inc. (a)                             353,162
                                                   4,205   Palm Harbor Homes, Inc. (a)(e)                              59,501
                                                   4,001   Skyline Corp.                                              120,070
                                                                                                                -------------
                                                                                                                      532,733
-----------------------------------------------------------------------------------------------------------------------------
Manufacturing - 0.1%                              20,959   Federal Signal Corp.                                       332,410
                                                   5,431   Standex International Corp.                                154,458
                                                                                                                -------------
                                                                                                                      486,868
-----------------------------------------------------------------------------------------------------------------------------
Medical & Dental Instruments &                    10,700   Abaxis, Inc. (a)                                           223,202
Supplies - 2.7%                                   12,600   Abiomed, Inc. (a)(e)                                       135,828
                                                  25,700   Align Technology, Inc. (a)                                 620,912
                                                  31,300   American Medical Systems Holdings, Inc. (a)(e)             564,652
                                                   9,100   AngioDynamics, Inc. (a)                                    163,891
                                                   9,208   Arrow International, Inc.                                  352,482
                                                   7,700   Bio-Rad Laboratories, Inc. Class A (a)                     581,889
                                                   7,400   BioMimetic Therapeutics, Inc. (a)                          115,662
                                                  14,528   CONMED Corp. (a)                                           425,380
                                                   2,100   Cantel Medical Corp. (a)                                    35,721
                                                  27,500   Cepheid, Inc. (a)                                          401,500
                                                  12,100   Conceptus, Inc. (a)                                        234,377
                                                   6,800   CryoLife, Inc. (a)                                          88,468
                                                   4,200   Cutera, Inc. (a)                                           104,664
                                                   9,669   Cyberonics, Inc. (a)(e)                                    162,633
                                                   9,400   DJO, Inc. (a)                                              387,938
                                                   5,100   ev3, Inc. (a)                                               86,088
                                                   8,600   FoxHollow Technologies, Inc. (a)                           182,664

Master Small Cap Index Series
Schedule of Investments as of June 30, 2007

                                                  Shares
Industry                                            Held   Common Stocks                                                Value
-----------------------------------------------------------------------------------------------------------------------------
                                                   4,200   Hansen Medical, Inc. (a)(e)                          $      79,338
                                                   8,300   I-Flow Corp. (a)(e)                                        138,942
                                                   7,250   ICU Medical, Inc. (a)                                      311,315
                                                  29,643   Immucor, Inc. (a)                                          829,115
                                                  12,522   Invacare Corp.                                             229,528
                                                  19,240   Inverness Medical Innovations, Inc. (a)                    981,625
                                                  21,000   Kyphon, Inc. (a)                                         1,011,150
                                                   3,678   Landauer, Inc.                                             181,142
                                                  16,400   LifeCell Corp. (a)                                         500,856
                                                   6,050   Medical Action Industries, Inc. (a)                        109,263
                                                  17,344   Mentor Corp.                                               705,554
                                                  14,400   Meridian Bioscience, Inc.                                  311,904
                                                  11,710   Merit Medical Systems, Inc. (a)                            140,052
                                                   8,700   Micrus Endovascular Corp. (a)                              214,020
                                                   4,800   Northstar Neuroscience, Inc. (a)                            55,824
                                                  15,000   NuVasive, Inc. (a)                                         405,150
                                                  20,059   OraSure Technologies, Inc. (a)                             164,083
                                                   5,900   Orthofix International NV (a)                              265,323
                                                  19,598   Owens & Minor, Inc.                                        684,754
                                                  29,173   PSS World Medical, Inc. (a)                                531,532
                                                   8,800   Palomar Medical Technologies, Inc. (a)                     305,448
                                                  11,629   PolyMedica Corp.                                           475,045
                                                  16,900   Sonic Innovations, Inc. (a)                                147,875
                                                   7,815   SonoSite, Inc. (a)                                         245,625
                                                  18,600   Spectranetic Corp. (a)                                     214,272
                                                  10,800   Stereotaxis, Inc. (a)                                      141,048
                                                  28,300   Steris Corp.                                               865,980
                                                   8,083   SurModics, Inc. (a)                                        404,150
                                                  14,400   Symmetry Medical, Inc. (a)                                 230,544
                                                  25,947   Thoratec Corp. (a)                                         477,165
                                                  13,860   Ventana Medical Systems, Inc. (a)                        1,070,962
                                                   3,524   Vital Signs, Inc.                                          195,758
                                                   8,000   Volcano Corp. (a)                                          161,680
                                                  14,376   West Pharmaceutical Services, Inc.                         677,828
                                                  15,400   Wright Medical Group, Inc. (a)                             371,448
                                                                                                                -------------
                                                                                                                   18,703,249
-----------------------------------------------------------------------------------------------------------------------------
Medical Services - 0.3%                            5,900   Air Methods Corp. (a)                                      216,353
                                                  17,000   Magellan Health Services, Inc. (a)                         789,990
                                                  13,971   Option Care, Inc.                                          215,153
                                                  13,797   Parexel International Corp. (a)                            580,302
                                                  10,195   RehabCare Group, Inc. (a)                                  145,177
                                                                                                                -------------
                                                                                                                    1,946,975
-----------------------------------------------------------------------------------------------------------------------------
Metal Fabricating - 1.0%                           3,100   Ampco-Pittsburgh Corp.                                     124,279
                                                   5,600   CIRCOR International, Inc.                                 226,408
                                                     300   Compx International, Inc.                                    5,550
                                                   5,300   Dynamic Materials Corp.                                    198,750
                                                  10,150   Encore Wire Corp. (e)                                      298,816
                                                   4,600   Haynes International, Inc. (a)                             388,378
                                                   8,000   Insteel Industries, Inc.                                   144,000
                                                  13,626   Kaydon Corp.                                               710,187
                                                   6,300   LB Foster Co. Class A (a)                                  180,684
                                                  53,660   Mueller Water Products, Inc. Series A (e)                  915,440
                                                   5,900   Northwest Pipe Co. (a)                                     209,863
                                                  16,110   Quanex Corp.                                               784,557
                                                  10,000   RBC Bearings, Inc. (a)                                     412,500

Master Small Cap Index Series
Schedule of Investments as of June 30, 2007

                                                  Shares
Industry                                            Held   Common Stocks                                                Value
-----------------------------------------------------------------------------------------------------------------------------
                                                  10,013   RTI International Metals, Inc. (a)                   $     754,680
                                                  12,693   Ryerson, Inc.                                              477,891
                                                   8,900   Superior Essex, Inc. (a)                                   332,415
                                                     700   Trimas Corp. (a)                                             8,456
                                                   7,458   Valmont Industries, Inc.                                   542,644
                                                                                                                -------------
                                                                                                                    6,715,498
-----------------------------------------------------------------------------------------------------------------------------
Metals & Minerals Miscellaneous - 0.6%             3,400   AM Castle & Co.                                            122,094
                                                   8,673   AMCOL International Corp.                                  236,860
                                                  23,900   Apex Silver Mines Ltd. (a)                                 482,302
                                                   8,211   Brush Engineered Materials, Inc. (a)                       344,780
                                                  14,000   Compass Minerals International, Inc.                       485,240
                                                  43,144   GrafTech International Ltd. (a)                            726,545
                                                  57,800   Hecla Mining Co. (a)                                       493,612
                                                  29,200   Idaho General Mines, Inc. (a)                              185,128
                                                   9,353   Minerals Technologies, Inc.                                626,183
                                                  17,064   Stillwater Mining Co. (a)                                  187,875
                                                  23,500   US Gold Corp. (a)                                          129,250
                                                  27,300   Uranium Resources, Inc. (a)                                301,119
                                                                                                                -------------
                                                                                                                    4,320,988
-----------------------------------------------------------------------------------------------------------------------------
Milling: Fruit & Grain Processing - 0.0%           5,000   MGP Ingredients, Inc. (e)                                   84,500
-----------------------------------------------------------------------------------------------------------------------------
Miscellaneous Business & Consumer                  4,200   Core-Mark Holdings Co., Inc. (a)                           151,116
Discretionary - 0.0%
-----------------------------------------------------------------------------------------------------------------------------
Miscellaneous Consumer Staples - 0.0%              9,500   Reddy Ice Holdings, Inc.                                   270,940
-----------------------------------------------------------------------------------------------------------------------------
Miscellaneous Health Care - 0.0%                   2,100   Animal Health International, Inc. (a)                       30,429
-----------------------------------------------------------------------------------------------------------------------------
Miscellaneous Materials &                         11,850   Ceradyne, Inc. (a)                                         876,426
Commodities - 0.2%                                17,379   Symyx Technologies Inc. (a)                                200,032
                                                   9,589   WD-40 Co.                                                  315,190
                                                                                                                -------------
                                                                                                                    1,391,648
-----------------------------------------------------------------------------------------------------------------------------
Miscellaneous Materials &                         14,538   Insituform Technologies, Inc. Class A (a)                  317,074
Processing - 0.3%                                 11,100   Metal Management, Inc.                                     489,177
                                                   7,655   Rogers Corp. (a)                                           283,235
                                                  36,459   USEC, Inc. (a)                                             801,369
                                                   2,300   Xerium Technologies, Inc.                                   17,526
                                                                                                                -------------
                                                                                                                    1,908,381
-----------------------------------------------------------------------------------------------------------------------------
Miscellaneous Producer Durables - 0.1%            20,300   Blount International, Inc. (a)                             265,524
                                                   5,700   Park-Ohio Holdings Corp (a)                                155,610
                                                                                                                -------------
                                                                                                                      421,134
-----------------------------------------------------------------------------------------------------------------------------
Miscellaneous Technology - 0.1%                   12,200   IHS, Inc. Class A (a)                                      561,200
                                                   6,700   iRobot Corp. (a)(e)                                        132,995
                                                   7,600   Vocus, Inc. (a)                                            190,836
                                                                                                                -------------
                                                                                                                      885,031
-----------------------------------------------------------------------------------------------------------------------------
Multi-Sector Companies - 0.4%                     13,200   Compass Diversified Trust                                  235,356
                                                  24,371   GenCorp, Inc. (a)                                          318,529
                                                   3,700   GenTek Inc. (a)                                            130,314
                                                  12,794   Kaman Corp. Class A                                        399,045
                                                  11,399   Lancaster Colony Corp.                                     477,504
                                                   6,900   Raven Industries, Inc.                                     246,399
                                                   2,565   Sequa Corp. Class A (a)                                    287,280
                                                  21,200   Walter Industries, Inc.                                    613,952
                                                                                                                -------------
                                                                                                                    2,708,379
-----------------------------------------------------------------------------------------------------------------------------
Office Furniture & Business                       21,100   ACCO Brands Corp. (a)                                      486,355
Equipment - 0.3%                                  29,500   Herman Miller, Inc.                                        932,200
                                                  10,674   Kimball International, Inc. Class B                        149,543

Master Small Cap Index Series
Schedule of Investments as of June 30, 2007

                                                  Shares
Industry                                            Held   Common Stocks                                                Value
-----------------------------------------------------------------------------------------------------------------------------
                                                  18,900   Knoll, Inc.                                          $     423,360
                                                                                                                -------------
                                                                                                                    1,991,458
-----------------------------------------------------------------------------------------------------------------------------
Offshore Drilling - 0.2%                          11,954   Atwood Oceanics, Inc. (a)                                  820,283
                                                   4,000   Bois d'Arc Energy, Inc. (a)                                 68,120
                                                  11,000   Hercules Offshore, Inc. (a)(e)                             356,180
                                                                                                                -------------
                                                                                                                    1,244,583
-----------------------------------------------------------------------------------------------------------------------------
Oil: Crude Producers - 2.1%                          200   APCO Argentina, Inc.                                        16,958
                                                  10,600   ATP Oil & Gas Corp. (a)                                    515,584
                                                   5,800   Arena Resources, Inc. (a)                                  337,038
                                                  11,225   Atlas America, Inc.                                        603,119
                                                  28,200   BPZ Energy, Inc. (a)                                       157,356
                                                  16,202   Berry Petroleum Co. Class A                                610,491
                                                  11,700   Bill Barrett Corp. (a)                                     430,911
                                                  19,800   Brigham Exploration Co. (a)                                116,226
                                                   8,800   Bronco Drilling Co., Inc. (a)                              144,408
                                                   9,800   Callon Petroleum Co. (a)                                   138,866
                                                  11,000   Carrizo Oil & Gas, Inc. (a)                                456,170
                                                   4,300   Clayton Williams Energy, Inc. (a)                          113,821
                                                  17,557   Comstock Resources, Inc. (a)                               526,183
                                                   7,000   Contango Oil & Gas Co. (a)                                 254,030
                                                   3,000   Delek US Holdings, Inc.                                     79,950
                                                  23,500   EXCO Resources, Inc. (a)                                   409,840
                                                  14,400   Edge Petroleum Corp. (a)                                   201,744
                                                  21,500   Encore Acquisition Co. (a)                                 597,700
                                                  16,000   Energy Infrastructure Acquisition Corp. (a)                156,160
                                                  15,537   Energy Partners Ltd. (a)                                   259,312
                                                  20,400   FX Energy, Inc. (a)                                        186,660
                                                  22,600   GeoGlobal Resources, Inc. (a)(e)                           115,034
                                                   4,600   Geokinectics, Inc. (a)                                     142,738
                                                   6,800   Goodrich Petroleum Corp. (a)(e)                            235,484
                                                  85,743   Grey Wolf, Inc. (a)                                        706,522
                                                  11,400   Gulfport Energy Corp. (a)                                  227,772
                                                  16,300   Harvest Natural Resources, Inc. (a)                        194,133
                                                  36,400   Mariner Energy, Inc. (a)                                   882,700
                                                  12,300   McMoRan Exploration Co. (a)(e)                             172,200
                                                  38,911   Meridian Resource Corp. (a)                                117,511
                                                   5,500   NTR Acquisition Co. (a)                                     52,085
                                                  31,500   Oilsands Quest, Inc. (a)                                    77,805
                                                  16,400   Parallel Petroleum Corp. (a)                               359,160
                                                  70,062   PetroHawk Energy Corp. (a)                               1,111,183
                                                   7,100   Petroleum Development Corp. (a)                            337,108
                                                  18,100   Petroquest Energy, Inc. (a)                                263,174
                                                  21,700   Pioneer Drilling Co. (a)                                   323,547
                                                   5,249   Resource America, Inc. Class A                             108,182
                                                  20,300   Rosetta Resources, Inc. (a)                                437,262
                                                  10,478   Stone Energy Corp. (a)                                     358,976
                                                  13,017   Swift Energy Co. (a)                                       556,607
                                                  19,400   TXCO Resources, Inc. (a)                                   199,432
                                                   9,400   Toreador Resources Corp. (a)                               141,000
                                                   2,900   Venoco, Inc. (a)                                            54,143
                                                  11,110   VeraSun Energy Corp. (a)                                   160,873
                                                  25,900   Warren Resources, Inc. (a)                                 302,512
                                                  15,410   Whiting Petroleum Corp. (a)                                624,413
                                                                                                                -------------
                                                                                                                   14,574,083
-----------------------------------------------------------------------------------------------------------------------------

Master Small Cap Index Series
Schedule of Investments as of June 30, 2007

                                                  Shares
Industry                                            Held   Common Stocks                                                Value
-----------------------------------------------------------------------------------------------------------------------------
Oil: Integrated Domestic - 0.1%                   28,600   Delta Petroleum Corp. (a)(e)                         $     574,002
                                                   5,000   GMX Resources Inc. (a)(e)                                  173,000
                                                                                                                -------------
                                                                                                                      747,002
-----------------------------------------------------------------------------------------------------------------------------
Oil: Integrated International - 0.0%              25,700   Vaalco Energy, Inc. (a)                                    124,131
-----------------------------------------------------------------------------------------------------------------------------
Paints & Coatings - 0.2%                          21,576   Ferro Corp.                                                537,890
                                                  26,380   H.B. Fuller Co.                                            788,498
                                                   1,693   Kronos Worldwide, Inc.                                      42,748
                                                                                                                -------------
                                                                                                                    1,369,136
-----------------------------------------------------------------------------------------------------------------------------
Paper - 0.4%                                      11,674   Albany International Corp. Class A                         472,096
                                                  24,400   Bowater, Inc. (e)                                          608,780
                                                  13,298   Buckeye Technologies, Inc. (a)                             205,720
                                                   8,892   Chesapeake Corp.                                           111,772
                                                     900   Multi-Color Corp.                                           35,379
                                                   9,700   Mercer International, Inc.-Sbi (a)                          98,940
                                                   8,100   Neenah Paper, Inc.                                         334,206
                                                  19,901   P.H. Glatfelter Co.                                        270,455
                                                  13,980   Rock-Tenn Co. Class A                                      443,446
                                                  19,342   Wausau Paper Corp.                                         259,183
                                                                                                                -------------
                                                                                                                    2,839,977
-----------------------------------------------------------------------------------------------------------------------------
Photography - 0.0%                                 1,600   CPI Corp.                                                  111,200
-----------------------------------------------------------------------------------------------------------------------------
Plastics - 0.1%                                    5,600   The Lamson & Sessions Co. (a)                              148,792
                                                  13,854   Spartech Corp.                                             367,824
                                                                                                                -------------
                                                                                                                      516,616
-----------------------------------------------------------------------------------------------------------------------------
Pollution Control & Environmental                  7,100   American Ecology Corp.                                     152,082
Services - 0.2%                                   35,100   Darling International, Inc. (a)                            320,814
                                                   5,900   Fuel Tech, Inc. (a)                                        202,075
                                                  17,146   Headwaters, Inc. (a)                                       296,111
                                                   3,400   Team, Inc. (a)                                             152,898
                                                                                                                -------------
                                                                                                                    1,123,980
-----------------------------------------------------------------------------------------------------------------------------
Power Transmission Equipment - 0.1%               13,951   Regal-Beloit Corp.                                         649,280
-----------------------------------------------------------------------------------------------------------------------------
Printing & Copying Services - 0.2%                15,382   Bowne & Co., Inc.                                          300,103
                                                  23,300   Cenveo, Inc. (a)                                           540,327
                                                   6,400   Schawk, Inc.                                               128,128
                                                  17,800   VistaPrint Ltd. (a)                                        680,850
                                                                                                                -------------
                                                                                                                    1,649,408
-----------------------------------------------------------------------------------------------------------------------------
Production Technology Equipment - 1.1%            14,957   ATMI, Inc. (a)(h)                                          448,710
                                                  44,200   Axcelis Technologies, Inc. (a)                             286,858
                                                  34,278   Brooks Automation, Inc. (a)(e)                             622,146
                                                  19,256   Cognex Corp.                                               433,453
                                                  40,468   Credence Systems Corp. (a)                                 145,685
                                                  15,700   Cymer, Inc. (a)(h)                                         631,140
                                                   8,231   Dionex Corp. (a)                                           584,319
                                                  12,661   Electro Scientific Industries, Inc. (a)                    263,349
                                                  57,299   Entegris, Inc. (a)(e)                                      680,712
                                                  10,090   Esterline Technologies Corp. (a)                           487,448
                                                  13,955   FEI Co. (a)                                                452,979
                                                  10,900   Intevac, Inc. (a)                                          231,734
                                                  28,456   Kulicke & Soffa Industries, Inc. (a)                       297,934
                                                  33,103   LTX Corp. (a)                                              184,053
                                                   9,200   MTS Systems Corp.                                          410,964
                                                  22,899   Mattson Technology, Inc. (a)                               222,120
                                                  17,479   Photronics, Inc. (a)                                       260,088
                                                   6,800   Rofin-Sinar Technologies, Inc. (a)                         469,200
                                                  12,673   Rudolph Technologies, Inc. (a)                             210,499
                                                   5,200   Ultra Clean Holdings, Inc. (a)                              72,696

Master Small Cap Index Series
Schedule of Investments as of June 30, 2007

                                                  Shares
Industry                                            Held   Common Stocks                                                Value
-----------------------------------------------------------------------------------------------------------------------------
                                                  13,490   Ultratech, Inc. (a)                                  $     179,822
                                                                                                                -------------
                                                                                                                    7,575,909
-----------------------------------------------------------------------------------------------------------------------------
Publishing: Miscellaneous - 0.3%                   4,600   Consolidated Graphics, Inc. (a)                            318,688
                                                   4,050   Courier Corp.                                              162,000
                                                   5,940   GateHouse Media, Inc.                                      110,187
                                                  14,182   Martha Stewart Living Omnimedia, Inc. Class A (e)          243,930
                                                  11,207   Playboy Enterprises, Inc. Class B (a)                      126,975
                                                 100,200   Primedia, Inc. (a)                                         285,570
                                                  16,860   Scholastic Corp. (a)                                       605,948
                                                                                                                -------------
                                                                                                                    1,853,298
-----------------------------------------------------------------------------------------------------------------------------
Publishing: Newspapers - 0.3%                     36,700   Belo Corp. Class A                                         755,653
                                                  19,000   Journal Communications, Inc. Class A                       247,190
                                                  22,900   Lee Enterprises, Inc.                                      477,694
                                                   9,600   Media General, Inc. Class A                                319,392
                                                  36,529   Sun-Times Media Group, Inc.                                191,777
                                                                                                                -------------
                                                                                                                    1,991,706
-----------------------------------------------------------------------------------------------------------------------------
Radio & TV Broadcasters - 0.5%                    19,900   CKX, Inc. (a)                                              275,018
                                                 102,330   Citadel Broadcasting Corp.                                 660,028
                                                  17,500   Cox Radio, Inc. Class A (a)                                249,200
                                                  19,600   Cumulus Media, Inc. Class A (a)(e)                         183,260
                                                  19,800   Emmis Communications Corp. Class A                         182,358
                                                  14,200   Entercom Communications Corp.                              353,438
                                                   2,200   Fisher Communications, Inc. (a)                            111,738
                                                  18,200   Gray Television, Inc.                                      168,714
                                                  11,800   Lin TV Corp. Class A (a)                                   221,958
                                                   1,500   Nexstar Broadcasting Group, Inc. Class A (a)                19,710
                                                  33,200   Radio One, Inc. Class D (a)                                234,392
                                                   3,383   Salem Communications Corp. Class A                          37,517
                                                  21,364   Sinclair Broadcast Group, Inc. Class A                     303,796
                                                  17,484   Spanish Broadcasting System, Inc. Class A (a)               75,181
                                                  24,000   Westwood One, Inc.                                         172,560
                                                   9,796   World Wrestling Entertainment, Inc.                        156,638
                                                                                                                -------------
                                                                                                                    3,405,506
-----------------------------------------------------------------------------------------------------------------------------
Railroad Equipment - 0.2%                          3,800   American Railcar Industries, Inc. (e)                      148,200
                                                   5,300   Freightcar America, Inc.                                   253,552
                                                   7,000   Greenbrier Cos., Inc. (e)                                  211,540
                                                  20,239   Westinghouse Air Brake Technologies Corp.                  739,331
                                                                                                                -------------
                                                                                                                    1,352,623
-----------------------------------------------------------------------------------------------------------------------------
Railroads - 0.3%                                  16,081   Florida East Coast Industries, Inc. (e)                  1,334,401
                                                  14,875   Genesee & Wyoming, Inc. Class A (a)                        443,870
                                                                                                                -------------
                                                                                                                    1,778,271
-----------------------------------------------------------------------------------------------------------------------------
Real Estate - 0.2%                                   800   AMREP Corp.                                                 38,040
                                                   3,000   Avatar Holdings, Inc. (a)(e)                               230,820
                                                   5,600   Bluegreen Corp. (a)                                         65,464
                                                   2,500   Consolidated-Tomoka Land Co.                               173,225
                                                  11,100   Grubb & Ellis Co. (a)                                      128,760
                                                   7,100   HFF, Inc. Class A (a)                                      110,121
                                                   3,400   Quadra Realty Trust, Inc. (a)                               42,534
                                                   5,500   Resource Capital Corp.                                      76,890
                                                   4,015   Tejon Ranch Co. (a)                                        177,463
                                                  14,400   Thomas Properties Group, Inc.                              230,112
                                                                                                                -------------
                                                                                                                    1,273,429
-----------------------------------------------------------------------------------------------------------------------------
Real Estate Investment Trusts (REITs) -5.9%       15,801   Acadia Realty Trust                                        410,036
                                                  19,472   Affordable Residential Communities Inc. (a)                230,159
                                                   3,400   Agree Realty Corp.                                         106,250

Master Small Cap Index Series
Schedule of Investments as of June 30, 2007

                                                  Shares
Industry                                            Held   Common Stocks                                                Value
-----------------------------------------------------------------------------------------------------------------------------
                                                  17,700   Alesco Financial, Inc.                               $     143,901
                                                     767   Alexander's, Inc. (a)                                      310,060
                                                  12,776   Alexandria Real Estate Equities, Inc.                    1,236,972
                                                  10,050   American Campus Communities, Inc.                          284,315
                                                  56,600   American Financial Realty Trust (h)                        584,112
                                                  21,987   American Home Mortgage Investment Corp. (e)                404,121
                                                  25,400   Anthracite Capital, Inc. (c)(h)                            297,180
                                                  19,800   Anworth Mortgage Asset Corp.                               179,190
                                                   7,000   Arbor Realty Trust, Inc.                                   180,670
                                                  46,080   Ashford Hospitality Trust, Inc. (h)                        541,901
                                                  11,400   Associated Estates Realty Corp.                            177,726
                                                   3,800   BRT Realty Trust                                            98,838
                                                  28,420   BioMed Realty Trust, Inc.                                  713,910
                                                   7,800   CBRE Realty Finance, Inc.                                   92,742
                                                  16,300   Capital Lease Funding, Inc.                                175,225
                                                   6,000   Capital Trust, Inc.                                        204,840
                                                  19,200   Cedar Shopping Centers, Inc.                               275,520
                                                  17,000   Corporate Office Properties Trust (h)                      697,170
                                                  17,400   Cousins Properties, Inc.                                   504,774
                                                  35,900   Crescent Real Estate EQT Co. (h)                           805,596
                                                   8,600   Crystal River Capital, Inc.                                208,808
                                                  71,110   DCT Industrial Trust, Inc.                                 765,144
                                                  20,900   Deerfield Triarc Capital Corp.                             305,767
                                                  41,150   DiamondRock Hospitality Co.                                785,142
                                                  21,540   Digital Realty Trust, Inc.                                 811,627
                                                   9,927   Eastgroup Properties, Inc.                                 435,001
                                                  15,300   Education Realty Trust, Inc.                               214,659
                                                  11,580   Entertainment Properties Trust                             622,772
                                                  27,040   Equity Inns, Inc.                                          605,696
                                                   8,794   Equity Lifestyle Properties, Inc.                          458,959
                                                  15,000   Equity One, Inc.                                           383,250
                                                  28,050   Extra Space Storage, Inc.                                  462,825
                                                  27,170   FelCor Lodging Trust, Inc.                                 707,235
                                                  20,800   First Industrial Realty Trust, Inc.                        806,208
                                                  13,100   First Potomac Realty Trust                                 305,099
                                                  23,300   Franklin Street Properties Corp.                           385,382
                                                  62,700   Friedman Billings Ramsey Group, Inc. Class A               342,342
                                                  13,590   GMH Communities Trust                                      131,687
                                                   5,900   Getty Realty Corp.                                         155,052
                                                  16,156   Glimcher Realty Trust                                      403,900
                                                   6,550   Gramercy Capital Corp.                                     180,387
                                                  23,200   Healthcare Realty Trust, Inc.                              644,496
                                                  17,700   Hersha Hospitality Trust                                   209,214
                                                  26,700   Highland Hospitality Corp.                                 512,640
                                                  24,800   Highwoods Properties, Inc.                                 930,000
                                                  15,720   Home Properties, Inc.                                      816,340
                                                  40,300   IMPAC Mortgage Holdings, Inc. (e)                          185,783
                                                  25,200   Inland Real Estate Corp.                                   427,896
                                                  16,992   Innkeepers USA Trust                                       301,268
                                                  21,000   Investors Real Estate Trust                                216,930
                                                  11,300   JER Investors Trust, Inc.                                  169,500
                                                   9,940   Kite Realty Group Trust                                    189,059
                                                   8,200   LTC Properties, Inc.                                       186,550
                                                  19,020   LaSalle Hotel Properties                                   825,848
                                                  28,692   Lexington Corporate Properties Trust                       596,794

Master Small Cap Index Series
Schedule of Investments as of June 30, 2007

                                                  Shares
Industry                                            Held   Common Stocks                                                Value
-----------------------------------------------------------------------------------------------------------------------------
                                                  20,300   Luminent Mortgage Capital, Inc. (e)                  $     204,827
                                                  35,300   MFA Mortgage Investments, Inc.                             256,984
                                                  15,900   Maguire Properties, Inc.                                   545,847
                                                  26,400   Medical Properties Trust, Inc.                             349,272
                                                  16,480   Meruelo Maddux Properties, Inc. (a)                        134,477
                                                  11,029   Mid-America Apartment Communities, Inc.                    578,802
                                                   3,700   Mission West Properties, Inc.                               51,578
                                                   8,729   National Health Investors, Inc.                            276,884
                                                  28,875   National Retail Properties, Inc.                           631,208
                                                  38,559   Nationwide Health Properties, Inc.                       1,048,805
                                                  20,300   Newcastle Investment Corp.                                 508,921
                                                  26,700   NorthStar Realty Finance Corp.                             334,017
                                                  21,100   NovaStar Financial, Inc. (e)                               147,278
                                                  29,200   Omega Healthcare Investors, Inc.                           462,236
                                                   6,408   PS Business Parks, Inc.                                    406,075
                                                   6,204   Parkway Properties, Inc.                                   297,978
                                                  14,232   Pennsylvania Real Estate Investment Trust                  630,905
                                                  18,986   Post Properties, Inc.                                      989,740
                                                  16,247   Potlatch Corp.                                             699,433
                                                  29,810   RAIT Investment Trust                                      775,656
                                                   9,400   Ramco-Gershenson Properties Trust                          337,742
                                                  43,900   Realty Income Corp.                                      1,105,841
                                                   9,695   Redwood Trust, Inc. (e)                                    469,044
                                                  16,900   Republic Property Trust                                    207,025
                                                   6,222   Saul Centers, Inc.                                         282,168
                                                  33,314   Senior Housing Properties Trust                            677,940
                                                   8,580   Sovran Self Storage, Inc.                                  413,213
                                                  44,900   Spirit Finance Corp.                                       653,744
                                                  32,300   Strategic Hotel Capital, Inc.                              726,427
                                                   9,243   Sun Communities, Inc.                                      275,164
                                                  27,100   Sunstone Hotel Investors, Inc.                             769,369
                                                  15,322   Tanger Factory Outlet Centers, Inc.                        573,809
                                                   2,875   Tarragon Corp. (a)                                          24,323
                                                  18,270   U-Store-It Trust                                           299,445
                                                   4,627   Universal Health Realty Income Trust                       154,079
                                                   9,200   Urstadt Biddle Properties, Inc. Class A                    156,492
                                                  19,665   Washington Real Estate Investment Trust                    668,610
                                                   8,955   Winston Hotels, Inc.                                       134,325
                                                  11,800   Winthrop Realty Trust, Inc.                                 81,538
                                                                                                                -------------
                                                                                                                   41,685,689
-----------------------------------------------------------------------------------------------------------------------------
Recreational Vehicles & Boats - 0.3%               5,643   Arctic Cat, Inc.                                           111,731
                                                  27,799   Fleetwood Enterprises, Inc. (a)                            251,581
                                                   2,075   Marine Products Corp.                                       17,077
                                                  13,024   Monaco Coach Corp.                                         186,894
                                                  15,500   Polaris Industries, Inc.                                   839,480
                                                  13,090   Winnebago Industries, Inc.                                 386,417
                                                                                                                -------------
                                                                                                                    1,793,180
-----------------------------------------------------------------------------------------------------------------------------
Rental & Leasing Services:                         5,253   Electro Rent Corp.                                          76,379
Commercial - 0.1%                                  5,900   H&E Equipment Services, Inc. (a)                           163,666
                                                   2,900   Interpool, Inc.                                             78,010
                                                  11,010   McGrath RentCorp                                           370,927
                                                  13,100   Williams Scotsman International, Inc. (a)                  311,911
                                                                                                                -------------
                                                                                                                    1,000,893
-----------------------------------------------------------------------------------------------------------------------------
Rental & Leasing Services:                        18,393   Aaron Rents, Inc.                                          537,076
Consumer - 0.3%                                    4,600   Amerco, Inc. (a)(e)                                        347,300

Master Small Cap Index Series
Schedule of Investments as of June 30, 2007

                                                  Shares
Industry                                            Held   Common Stocks                                                Value
-----------------------------------------------------------------------------------------------------------------------------
                                                  11,895   Dollar Thrifty Automotive Group, Inc. (a)            $     485,792
                                                   5,900   RSC Holdings, Inc. (a)                                     118,000
                                                  31,100   Rent-A-Center, Inc. (a)                                    815,753
                                                                                                                -------------
                                                                                                                    2,303,921
-----------------------------------------------------------------------------------------------------------------------------
Restaurants - 1.7%                                12,800   AFC Enterprises, Inc. (a)                                  221,312
                                                  32,400   Applebee's International, Inc.                             780,840
                                                   4,700   BJ's Restaurants, Inc. (a)                                  92,778
                                                   2,700   Benihana, Inc. Class A (a)                                  54,000
                                                  17,380   Bob Evans Farms, Inc.                                      640,453
                                                   7,750   Buffalo Wild Wings, Inc. (a)                               322,323
                                                  10,700   CBRL Group, Inc.                                           454,536
                                                  12,350   CEC Entertainment, Inc. (a)                                434,720
                                                  27,400   CKE Restaurants, Inc.                                      549,918
                                                  15,750   California Pizza Kitchen, Inc. (a)                         338,310
                                                   4,300   Carrols Restaurant Group, Inc. (a)                          65,575
                                                  13,500   Chipotle Mexican Grill, Inc. Class B (a)                 1,061,505
                                                  49,000   Denny's Corp. (a)                                          216,090
                                                  15,450   Domino's Pizza, Inc.                                       282,271
                                                   7,548   IHOP Corp.                                                 410,838
                                                  13,568   Jack in the Box, Inc. (a)                                  962,514
                                                  28,700   Jamba, Inc. (a)                                            262,318
                                                  28,200   Krispy Kreme Doughnuts, Inc. (a)(e)                        261,132
                                                   7,396   Landry's Restaurants, Inc.                                 223,803
                                                   3,800   McCormick & Schmick's Seafood Restaurants, Inc. (a)         98,572
                                                   1,300   Morton's Restaurant Group, Inc. (a)                         23,543
                                                  13,684   O'Charleys, Inc.                                           275,869
                                                  11,208   P.F. Chang's China Bistro, Inc. (a)                        394,522
                                                  11,696   Papa John's International, Inc. (a)                        336,377
                                                  15,877   Rare Hospitality International, Inc. (a)                   425,027
                                                   8,800   Red Robin Gourmet Burgers, Inc. (a)                        355,256
                                                  23,600   Ruby Tuesday, Inc.                                         621,388
                                                   8,300   Ruth's Chris Steak House, Inc. (a)                         141,017
                                                  31,520   Sonic Corp. (a)                                            697,222
                                                   9,828   The Steak n Shake Co. (a)                                  164,029
                                                  20,800   Texas Roadhouse, Inc. Class A (a)                          266,032
                                                  25,850   Triarc Cos.                                                405,845
                                                                                                                -------------
                                                                                                                   11,839,935
-----------------------------------------------------------------------------------------------------------------------------
Retail - 3.5%                                        900   1-800 Contacts, Inc. (a)                                    21,114
                                                  15,424   1-800-FLOWERS.COM, Inc. Class A (a)                        145,448
                                                  18,200   99 Cents Only Stores (a)                                   238,602
                                                   8,800   AC Moore Arts & Crafts, Inc. (a)                           172,568
                                                  22,450   Aeropostale, Inc. (a)                                      935,716
                                                   8,600   Asbury Automotive Group, Inc.                              214,570
                                                   8,400   bebe Stores, Inc.                                          134,484
                                                   9,900   Big 5 Sporting Goods Corp.                                 252,450
                                                  89,000   Blockbuster, Inc. Class A (a)(e)                           383,590
                                                   5,800   Blue Nile, Inc. (a)                                        350,320
                                                   3,800   The Bon-Ton Stores, Inc.                                   152,228
                                                   9,200   Books-A-Million, Inc.                                      155,848
                                                  25,400   Borders Group, Inc.                                        484,124
                                                  19,127   Brown Shoe Co., Inc.                                       465,169
                                                   5,073   The Buckle, Inc.                                           199,876
                                                   6,300   Build-A-Bear Workshop, Inc. (a)(e)                         164,682
                                                  17,834   CSK Auto Corp. (a)                                         328,146
                                                  13,800   Cabela's, Inc. Class A (a)                                 305,394

Master Small Cap Index Series
Schedule of Investments as of June 30, 2007

                                                  Shares
Industry                                            Held   Common Stocks                                                Value
-----------------------------------------------------------------------------------------------------------------------------
                                                   7,950   Cache, Inc. (a)                                      $     105,496
                                                  15,700   Casual Male Retail Group, Inc. (a)                         158,570
                                                  12,995   The Cato Corp. Class A                                     285,110
                                                  30,434   Central Garden and Pet Co. Class A (a)                     356,991
                                                  11,100   Charlotte Russe Holding, Inc. (a)                          298,257
                                                  59,440   Charming Shoppes, Inc. (a)                                 643,735
                                                   9,485   The Children's Place Retail Stores, Inc. (a)               489,805
                                                  15,728   Christopher & Banks Corp.                                  269,735
                                                   5,200   Conn's, Inc. (a)                                           148,512
                                                     500   DEB Shops, Inc.                                             13,825
                                                  22,990   Dress Barn, Inc. (a)                                       471,755
                                                  10,200   Eddie Bauer Holdings, Inc. (a)                             131,070
                                                  16,100   Ezcorp, Inc. (a)                                           213,164
                                                   4,800   FTD Group, Inc.                                             88,368
                                                  18,735   Fred's, Inc.                                               250,674
                                                  10,500   GSI Commerce, Inc. (a)(e)                                  238,455
                                                   7,500   Gaiam, Inc. (a)                                            136,725
                                                   5,800   Gander Mountain Co. (a)(e)                                  65,830
                                                  10,738   Genesco, Inc. (a)                                          561,705
                                                  10,532   Group 1 Automotive, Inc.                                   424,861
                                                  14,139   Guitar Center, Inc. (a)                                    845,654
                                                  14,258   Gymboree Corp. (a)                                         561,908
                                                  23,181   HOT Topic, Inc. (a)                                        251,977
                                                  15,875   Hibbett Sports, Inc. (a)                                   434,658
                                                  20,998   Insight Enterprises, Inc. (a)                              473,925
                                                  12,205   Jo-Ann Stores, Inc. (a)                                    346,988
                                                   8,933   Jos. A. Bank Clothiers, Inc. (a)                           370,452
                                                   1,788   Lawson Products, Inc.                                       69,196
                                                   6,800   Lithia Motors, Inc. Class A                                172,312
                                                   7,100   MarineMax, Inc. (a)                                        142,142
                                                  22,500   Men's Wearhouse, Inc.                                    1,149,075
                                                   7,200   New York & Co. (a)                                          78,912
                                                   7,200   Overstock.com, Inc. (a)(e)                                 131,544
                                                     400   PC Connection, Inc. (a)                                      5,296
                                                  30,500   Pacific Sunwear of California, Inc. (a)                    671,000
                                                   9,900   The Pantry, Inc. (a)                                       456,390
                                                  28,400   Payless Shoesource, Inc. (a)                               896,020
                                                  20,710   The Pep Boys - Manny, Moe & Jack                           417,514
                                                  12,800   PetMed Express, Inc. (a)                                   164,352
                                                  38,399   Pier 1 Imports, Inc.                                       326,008
                                                   3,800   PriceSmart, Inc.                                            93,974
                                                  15,916   Priceline.com, Inc. (a)                                  1,094,066
                                                   8,800   Retail Ventures, Inc. (a)                                  141,944
                                                   9,600   Rush Enterprises, Inc. Class A (a)                         208,512
                                                   6,647   Russ Berrie & Co., Inc. (a)                                123,834
                                                  35,900   Sally Beauty Co., Inc. (a)                                 323,100
                                                   9,654   School Specialty, Inc. (a)                                 342,138
                                                   4,400   Shutterfly, Inc. (a)                                        94,820
                                                  11,700   Sonic Automotive, Inc.                                     338,949
                                                  17,350   Stage Stores, Inc.                                         363,656
                                                   8,803   Stamps.com, Inc. (a)                                       121,305
                                                  11,824   Stein Mart, Inc.                                           144,962
                                                     300   Syms Corp. (a)                                               5,919
                                                   2,600   Systemax, Inc.                                              54,106
                                                   8,100   Talbots, Inc.                                              202,743

Master Small Cap Index Series
Schedule of Investments as of June 30, 2007

                                                  Shares
Industry                                            Held   Common Stocks                                                Value
-----------------------------------------------------------------------------------------------------------------------------
                                                  12,990   Tuesday Morning Corp.                                $     160,556
                                                  13,366   Tween Brands, Inc. (a)                                     596,124
                                                  20,780   United Natural Foods, Inc. (a)                             552,332
                                                  17,856   ValueVision Media, Inc. Class A (a)                        202,130
                                                   6,400   Volcom, Inc. (a)                                           320,832
                                                  36,700   The Wet Seal, Inc. Class A (a)                             220,567
                                                  21,300   Zale Corp. (a)                                             507,153
                                                   7,500   Zumiez, Inc. (a)                                           283,350
                                                                                                                -------------
                                                                                                                   24,919,367
-----------------------------------------------------------------------------------------------------------------------------
Savings & Loan - 1.5%                              8,537   Anchor Bancorp Wisconsin, Inc.                             223,584
                                                  26,738   Bank Mutual Corp.                                          308,289
                                                  19,442   BankAtlantic Bancorp, Inc. Class A                         167,396
                                                  16,973   BankUnited Financial Corp. Class A                         340,648
                                                   3,800   Berkshire Hills Bancorp, Inc.                              119,738
                                                  31,887   Brookline Bancorp, Inc.                                    367,019
                                                  16,249   Dime Community Bancshares, Inc.                            214,324
                                                   9,200   Downey Financial Corp. (e)                                 607,016
                                                   5,226   First Financial Holdings, Inc.                             170,942
                                                   8,500   First Indiana Corp.                                        188,020
                                                  51,853   First Niagara Financial Group, Inc.                        679,274
                                                   5,000   First Place Financial Corp.                                105,600
                                                  12,650   First Republic Bank                                        678,799
                                                   8,300   FirstFed Financial Corp. (a)(e)                            470,859
                                                  19,350   Flagstar Bancorp, Inc.                                     233,167
                                                   9,575   Flushing Financial Corp.                                   153,775
                                                   3,078   Great Southern Bancorp, Inc.                                83,260
                                                   4,450   Horizon Financial Corp.                                     96,966
                                                   6,350   IBERIABANK Corp.                                           314,008
                                                   3,700   ITLA Capital Corp.                                         192,844
                                                   9,400   KNBT Bancorp, Inc.                                         138,180
                                                   6,600   Kearny Financial Corp.                                      88,968
                                                  15,560   MAF Bancorp, Inc.                                          844,286
                                                     300   NASB Financial, Inc.                                        10,095
                                                  49,300   NewAlliance Bancshares, Inc.                               725,696
                                                   6,267   Northwest Bancorp, Inc.                                    163,819
                                                  13,965   Ocwen Financial Corp. (a)                                  186,153
                                                  12,811   PFF Bancorp, Inc.                                          357,811
                                                  15,028   Partners Trust Financial Group, Inc.                       157,794
                                                  28,658   Provident Financial Services, Inc.                         451,650
                                                  14,889   Provident New York Bancorp                                 201,150
                                                   3,500   Rockville Financial, Inc.                                   52,850
                                                     600   Roma Financial Corp.                                         9,942
                                                  22,343   Sterling Financial Corp.                                   646,606
                                                   9,800   TierOne Corp.                                              294,980
                                                   9,061   United Community Financial Corp.                            90,429
                                                   1,700   ViewPoint Financial Group                                   29,257
                                                  39,633   W Holding Co., Inc.                                        104,631
                                                   4,512   Westfield Financial, Inc.                                   44,985
                                                                                                                -------------
                                                                                                                   10,314,810
-----------------------------------------------------------------------------------------------------------------------------
Scientific Equipment & Suppliers - 0.2%           18,935   Newport Corp. (a)                                          293,114
                                                  14,535   Varian, Inc. (a)                                           796,954
                                                                                                                -------------
                                                                                                                    1,090,068
-----------------------------------------------------------------------------------------------------------------------------
Securities Brokerage & Services - 0.5%            22,145   Centerline Holding Co.                                     398,610
                                                   6,300   GFI Group, Inc. (a)                                        456,624
                                                  11,100   KBW, Inc. (a)                                              326,118

Master Small Cap Index Series
Schedule of Investments as of June 30, 2007

                                                  Shares
Industry                                            Held   Common Stocks                                                Value
-----------------------------------------------------------------------------------------------------------------------------
                                                  48,900   Knight Capital Group, Inc. Class A (a)(h)            $     811,740
                                                  20,200   LaBranche & Co., Inc. (a)                                  149,076
                                                  49,900   Ladenburg Thalmann Financial Services, Inc. (a)(e)         114,770
                                                  13,500   MarketAxess Holdings, Inc. (a)                             242,865
                                                  17,000   optionsXpress Holdings, Inc.                               436,220
                                                   4,600   Penson Worldwide, Inc. (a)                                 112,838
                                                   9,706   SWS Group, Inc.                                            209,844
                                                   6,700   Thomas Weisel Partners Group, Inc. (a)                     111,555
                                                                                                                -------------
                                                                                                                    3,370,260
-----------------------------------------------------------------------------------------------------------------------------
Services: Commercial - 3.4%                       21,470   ABM Industries, Inc.                                       554,141
                                                  15,105   AMN Healthcare Services, Inc. (a)                          332,310
                                                  10,161   Administaff, Inc.                                          340,292
                                                   7,800   The Advisory Board Co. (a)                                 433,368
                                                   8,800   Ambassadors Group, Inc.                                    312,664
                                                   5,400   Ambassadors International, Inc.                            179,604
                                                   4,400   Barrett Business Services                                  113,652
                                                  20,553   CBIZ, Inc. (a)                                             151,064
                                                   7,501   CDI Corp.                                                  241,532
                                                   6,400   CRA International, Inc. (a)                                308,480
                                                   9,878   Casella Waste Systems, Inc. (a)                            106,485
                                                  11,072   Chemed Corp.                                               733,963
                                                   8,450   CoStar Group, Inc. (a)                                     446,836
                                                   7,500   Coinmach Service Corp. Class A                              99,225
                                                  12,092   Coinstar, Inc. (a)                                         380,656
                                                   5,200   Cornell Cos., Inc. (a)                                     127,712
                                                  16,100   Cross Country Healthcare, Inc. (a)                         268,548
                                                  12,300   Diamond Management & Technology Consultants, Inc.          162,360
                                                  13,300   DynCorp. International, Inc. (a)                           292,467
                                                   7,704   Exponent, Inc. (a)                                         172,338
                                                  17,741   FTI Consulting, Inc. (a)                                   674,690
                                                   4,200   First Advantage Corp. Class A (a)                           96,642
                                                   4,981   Forrester Research, Inc. (a)                               140,116
                                                   9,377   G&K Services, Inc. Class A                                 370,485
                                                  23,900   The Geo Group, Inc. (a)                                    695,490
                                                  13,300   Gevity HR, Inc.                                            257,089
                                                   9,200   Global Sources Ltd. (a)                                    208,840
                                                  23,700   Harris Interactive, Inc. (a)                               126,795
                                                   9,158   Heidrick & Struggles International, Inc. (a)               469,256
                                                  21,200   Home Solutions of America, Inc. (a)(e)                     126,776
                                                  10,700   Hudson Highland Group, Inc. (a)                            228,873
                                                   3,500   ICT Group, Inc. (a)                                         65,485
                                                  46,300   IKON Office Solutions, Inc.                                722,743
                                                  14,000   Jackson Hewitt Tax Service, Inc.                           393,540
                                                  10,168   Kelly Services, Inc. Class A                               279,213
                                                  12,300   Kenexa Corp. (a)                                           463,833
                                                  13,100   Kforce, Inc. (a)                                           209,338
                                                  12,600   The Knot, Inc. (a)                                         254,394
                                                  19,068   Korn/Ferry International (a)                               500,726
                                                  20,522   Labor Ready, Inc. (a)                                      474,263
                                                   4,600   Liquidity Services, Inc. (a)                                86,388
                                                   9,504   MAXIMUS, Inc.                                              412,284
                                                  44,505   MPS Group, Inc. (a)                                        595,032
                                                   6,442   Midas, Inc. (a)                                            146,040
                                                   5,300   Monro Muffler, Inc.                                        198,485
                                                  25,223   Navigant Consulting, Inc. (a)                              468,139

Master Small Cap Index Series
Schedule of Investments as of June 30, 2007

                                                  Shares
Industry                                            Held   Common Stocks                                                Value
-----------------------------------------------------------------------------------------------------------------------------
                                                  20,000   Net 1 UEPS Technologies, Inc. (a)                    $     483,000
                                                  15,300   On Assignment, Inc. (a)                                    164,016
                                                  22,264   PHH Corp. (a)                                              694,859
                                                  10,200   People Support, Inc. (a)                                   115,770
                                                  11,100   Perficient, Inc. (a)                                       229,770
                                                   4,760   Pre-Paid Legal Services, Inc. (a)                          306,116
                                                   5,600   The Providence Service Corp. (a)                           149,632
                                                  19,200   Regis Corp.                                                734,400
                                                  23,432   Resources Connection, Inc. (a)                             777,474
                                                  12,302   Rollins, Inc.                                              280,117
                                                  24,000   Source Interlink Cos., Inc. (a)                            119,520
                                                  24,529   Spherion Corp. (a)                                         230,327
                                                   1,000   Standard Parking Corp. (a)                                  35,130
                                                   6,200   Steiner Leisure Ltd. (a)                                   304,544
                                                  16,789   TeleTech Holdings, Inc. (a)                                545,307
                                                  28,131   Tetra Tech, Inc. (a)                                       606,223
                                                   1,700   Travelzoo, Inc. (a)                                         45,203
                                                   4,700   Unifirst Corp.                                             207,035
                                                   3,300   Vertrue, Inc. (a)                                          160,974
                                                   8,800   Viad Corp.                                                 371,096
                                                   6,138   Volt Information Sciences, Inc. (a)                        113,185
                                                  29,827   Waste Connections, Inc. (a)                                901,968
                                                   1,600   Waste Industries USA, Inc.                                  54,624
                                                   8,233   Waste Services, Inc. (a)                                   100,031
                                                  18,015   Watson Wyatt Worldwide, Inc.                               909,397
                                                  12,400   World Fuel Services Corp.                                  521,544
                                                                                                                -------------
                                                                                                                   23,583,914
-----------------------------------------------------------------------------------------------------------------------------
Shipping - 0.6%                                   27,200   American Commercial Lines, Inc. (a)(h)                     708,560
                                                   3,400   Arlington Tankers Ltd                                       97,512
                                                   7,700   Double Hull Tankers, Inc.                                  120,043
                                                  21,700   Eagle Bulk Shipping, Inc.                                  486,297
                                                   6,300   Genco Shipping & Trading Ltd.                              259,938
                                                  10,300   General Maritime Corp.                                     275,834
                                                  18,800   Golar LNG Ltd.                                             313,208
                                                  11,300   Gulfmark Offshore, Inc. (a)                                578,786
                                                  12,800   Horizon  Lines, Inc. Class A                               419,328
                                                   9,800   Knightsbridge Tankers Ltd.                                 298,998
                                                  10,200   Nordic American Tanker Shipping Ltd. (e)                   416,568
                                                  11,700   Ship Finance International Ltd.                            347,256
                                                  10,400   Star Maritime Acquisition Corp. (a)                        127,504
                                                   4,000   TBS International Ltd. (a)                                 113,600
                                                                                                                -------------
                                                                                                                    4,563,432
-----------------------------------------------------------------------------------------------------------------------------
Shoes - 0.6%                                       8,500   DSW, Inc. Class A (a)(e)                                   295,970
                                                   5,600   Deckers Outdoor Corp. (a)                                  565,040
                                                  18,266   The Finish Line, Inc. Class A                              166,403
                                                   2,800   Heelys, Inc. (a)(e)                                         72,408
                                                  22,100   Iconix Brand Group, Inc. (a)                               491,062
                                                  11,196   K-Swiss, Inc. Class A                                      317,183
                                                   4,892   Kenneth Cole Productions, Inc. Class A                     120,832
                                                   6,000   Shoe Carnival, Inc. (a)                                    164,940
                                                   8,455   Skechers U.S.A., Inc. Class A (a)                          246,886
                                                  10,968   Steven Madden Ltd.                                         359,312
                                                  15,935   Stride Rite Corp.                                          322,843
                                                  20,600   Timberland Co. Class A (a)                                 518,914
                                                     700   Weyco Group, Inc.                                           18,851

Master Small Cap Index Series
Schedule of Investments as of June 30, 2007

                                                  Shares
Industry                                            Held   Common Stocks                                                Value
-----------------------------------------------------------------------------------------------------------------------------
                                                  23,608   Wolverine World Wide, Inc.                           $     654,178
                                                                                                                -------------
                                                                                                                    4,314,822
-----------------------------------------------------------------------------------------------------------------------------
Steel - 0.3%                                       1,900   Claymont Steel, Inc. (a)                                    40,641
                                                   9,234   Gibraltar Industries, Inc.                                 204,533
                                                   3,800   Olympic Steel, Inc.                                        108,908
                                                  10,650   Schnitzer Steel Industries, Inc. Class A                   510,561
                                                   3,700   Universal Stainless & Alloy Products, Inc. (a)             130,351
                                                   3,600   Wheeling-Pittsburgh Corp. (a)                               68,508
                                                  33,300   Worthington Industries, Inc.                               720,945
                                                                                                                -------------
                                                                                                                    1,784,447
-----------------------------------------------------------------------------------------------------------------------------
Sugar - 0.0%                                       5,100   Imperial Sugar Co. New Shares (e)                          157,029
-----------------------------------------------------------------------------------------------------------------------------
Telecommunications Equipment - 1.0%               67,600   Andrew Corp. (a)                                           976,144
                                                  47,400   Arris Group, Inc. (a)                                      833,766
                                                   7,285   Audiovox Corp. Class A (a)                                  94,486
                                                  20,361   Belden, Inc.                                             1,126,981
                                                  23,734   C-COR, Inc. (a)                                            333,700
                                                  22,200   Interdigital Communications Corp. (a)                      714,174
                                                  14,900   Mastec, Inc. (a)                                           235,718
                                                   5,400   OpNext, Inc. (a)                                            71,496
                                                  20,699   Plantronics, Inc.                                          542,728
                                                  39,900   Polycom, Inc. (a)                                        1,340,640
                                                  56,677   Powerwave Technologies, Inc. (a)                           379,736
                                                     400   Preformed Line Products Co.                                 19,204
                                                  20,200   Symmetricom, Inc. (a)                                      169,680
                                                                                                                -------------
                                                                                                                    6,838,453
-----------------------------------------------------------------------------------------------------------------------------
Textile Products - 0.1%                           26,221   Interface, Inc. Class A                                    494,528
-----------------------------------------------------------------------------------------------------------------------------
Textiles Apparel Manufacturers - 0.8%             22,900   Carter's, Inc. (a)                                         594,026
                                                   4,900   Cherokee, Inc.                                             179,046
                                                   6,100   Columbia Sportswear Co.                                    418,948
                                                   8,500   G-III Apparel Group, Ltd. (a)                              134,215
                                                  16,070   J. Crew Group, Inc. (a)                                    869,226
                                                  11,282   Kellwood Co.                                               317,250
                                                   8,300   Maidenform Brands, Inc. (a)                                164,838
                                                   6,542   Oxford Industries, Inc.                                    290,072
                                                   6,450   Perry Ellis International, Inc. (a)                        207,496
                                                  54,100   Quiksilver, Inc. (a)                                       764,433
                                                   6,100   True Religion Apparel, Inc. (a)                            124,013
                                                  10,700   Under Armour, Inc. Class A (a)                             488,455
                                                  20,100   The Warnaco Group, Inc. (a)                                790,734
                                                                                                                -------------
                                                                                                                    5,342,752
-----------------------------------------------------------------------------------------------------------------------------
Tires & Rubber - 0.2%                             26,800   Cooper Tire & Rubber Co.                                   740,216
                                                  10,500   Titan International, Inc.                                  331,905
                                                                                                                -------------
                                                                                                                    1,072,121
-----------------------------------------------------------------------------------------------------------------------------
Tobacco - 0.2%                                    41,955   Alliance One International, Inc. (a)                       421,648
                                                   6,820   Schweitzer-Mauduit International, Inc.                     211,420
                                                  11,756   Universal Corp.                                            716,176
                                                  16,233   Vector Group Ltd.                                          365,729
                                                                                                                -------------
                                                                                                                    1,714,973
-----------------------------------------------------------------------------------------------------------------------------
Toys - 0.2%                                       13,730   Jakks Pacific, Inc. (a)                                    386,362
                                                  12,546   Leapfrog Enterprises, Inc. (a)                             128,597
                                                  21,200   Marvel Entertainment, Inc. (a)                             540,176
                                                                                                                -------------
                                                                                                                    1,055,135
-----------------------------------------------------------------------------------------------------------------------------
Transportation Miscellaneous - 0.2%               13,700   Celadon Group, Inc. (a)                                    217,830
                                                   4,600   Dynamex, Inc. (a)                                          117,438
                                                  16,300   HUB Group, Inc. Class A (a)                                573,108

Master Small Cap Index Series
Schedule of Investments as of June 30, 2007

                                                  Shares
Industry                                            Held   Common Stocks                                                Value
-----------------------------------------------------------------------------------------------------------------------------
                                                  25,500   Odyssey Marine Exploration, Inc. (a)                 $     153,255
                                                  16,000   Pacer International, Inc.                                  376,320
                                                   5,700   Ultrapetrol Bahamas Ltd. (a)                               135,090
                                                                                                                -------------
                                                                                                                    1,573,041
-----------------------------------------------------------------------------------------------------------------------------
Truckers - 0.4%                                   11,541   Arkansas Best Corp.                                        449,753
                                                  13,132   Forward Air Corp.                                          447,670
                                                  25,173   Heartland Express, Inc.                                    410,320
                                                  22,762   Knight Transportation, Inc.                                441,128
                                                   4,650   Marten Transport Ltd. (a)                                   83,747
                                                  12,325   Old Dominion Freight Line, Inc. (a)                        371,599
                                                     100   Patriot Transportation Holding, Inc. (a)                     8,670
                                                   6,181   Saia, Inc. (a)                                             168,494
                                                   1,800   Universal Truckload Services, Inc. (a)                      35,766
                                                  23,700   Werner Enterprises, Inc.                                   477,555
                                                                                                                -------------
                                                                                                                    2,894,702
-----------------------------------------------------------------------------------------------------------------------------
Utilities: Cable TV & Radio - 0.0%                29,900   Mediacom Communications Corp. Class A (a)                  289,731
-----------------------------------------------------------------------------------------------------------------------------
Utilities: Electrical - 1.3%                      12,466   Allete, Inc.                                               586,525
                                                  25,975   Avista Corp.                                               559,761
                                                  16,400   Black Hills Corp.                                          651,900
                                                   6,889   CH Energy Group, Inc.                                      309,798
                                                   2,800   Central Vermont Public Service Corp.                       105,504
                                                  27,867   Cleco Corp.                                                682,741
                                                  22,608   El Paso Electric Co. (a)                                   555,252
                                                  13,168   The Empire District Electric Co.                           294,568
                                                  19,100   IDACORP, Inc.                                              611,964
                                                  17,100   ITC Holdings Corp.                                         694,773
                                                   7,545   MGE Energy, Inc.                                           246,495
                                                  14,400   NorthWestern Corp.                                         458,064
                                                  11,586   Otter Tail Corp.                                           371,563
                                                  33,300   PNM Resources, Inc.                                        925,407
                                                   5,500   Pike Electric Corp. (a)                                    123,090
                                                  11,900   Portland General Electric Co.                              326,536
                                                  12,967   UIL Holdings Corp.                                         429,208
                                                  17,283   Unisource Energy Corp.                                     568,438
                                                  39,400   Westar Energy, Inc.                                        956,632
                                                                                                                -------------
                                                                                                                    9,458,219
-----------------------------------------------------------------------------------------------------------------------------
Utilities: Gas Distributors - 0.8%                 5,322   Cascade Natural Gas Corp.                                  140,554
                                                   2,900   EnergySouth, Inc.                                          147,900
                                                   9,348   The Laclede Group, Inc.                                    298,014
                                                  13,474   New Jersey Resources Corp.                                 687,443
                                                  21,100   Nicor, Inc.                                                905,612
                                                  13,199   Northwest Natural Gas Co.                                  609,662
                                                  32,400   Piedmont Natural Gas Co. (e)                               798,660
                                                   6,900   SEMCO Energy, Inc. (a)                                      53,613
                                                  14,732   South Jersey Industries, Inc.                              521,218
                                                  16,590   Southwest Gas Corp.                                        560,908
                                                  20,900   WGL Holdings, Inc.                                         682,176
                                                                                                                -------------
                                                                                                                    5,405,760
-----------------------------------------------------------------------------------------------------------------------------
Utilities: Miscellaneous - 0.1%                  155,600   Aquila, Inc. (a)                                           636,404
-----------------------------------------------------------------------------------------------------------------------------
Utilities: Telecommunications - 1.2%              22,700   Alaska Communications Systems Group, Inc.                  359,568
                                                   5,900   Atlantic Tele-Network, Inc.                                168,976
                                                   8,855   CT Communications, Inc.                                    270,166
                                                   8,026   Centennial Communications Corp. (a)                         76,167
                                                 117,500   Cincinnati Bell, Inc. (a)                                  679,150
                                                   7,200   Consolidated Communications Holdings, Inc.                 162,720

Master Small Cap Index Series
Schedule of Investments as of June 30, 2007

                                                  Shares
Industry                                            Held   Common Stocks                                                Value
-----------------------------------------------------------------------------------------------------------------------------
                                                  68,000   Dobson Communications Corp. Class A (a)              $     754,800
                                                   3,400   Eschelon Telecom, Inc. (a)                                 100,640
                                                  15,400   FairPoint Communications, Inc.                             273,350
                                                  55,550   FiberTower Corp. (a)(e)                                    240,531
                                                  23,339   General Communication, Inc. Class A (a)                    298,973
                                                  13,000   Global Crossing Ltd. (a)                                   245,440
                                                   5,000   Globalstar, Inc. (a)(e)                                     51,750
                                                   6,792   Golden Telecom, Inc. (f)                                   373,628
                                                  57,000   ICO Global Communications Holdings Ltd. (a)                198,360
                                                  19,100   IDT Corp. Class B                                          197,112
                                                  10,200   Ibasis, Inc. (a)                                           102,510
                                                  16,700   Iowa Telecommunications Services, Inc.                     379,591
                                                   7,100   iPCS, Inc.                                                 240,477
                                                   9,900   NTELOS Holdings Corp.                                      273,636
                                                   9,521   North Pittsburgh Systems, Inc.                             202,321
                                                   8,700   ORBCOMM, Inc. (a)                                          142,767
                                                  31,020   PAETEC Holding Corp. (a)                                   350,216
                                                  29,400   Premiere Global Services, Inc. (a)                         382,788
                                                  12,700   RCN Corp.                                                  238,633
                                                   4,200   Rural Cellular Corp. Class A (a)                           184,002
                                                   2,200   Shenandoah Telecom Co.                                     111,826
                                                   4,900   SureWest Communications                                    133,476
                                                  62,900   Time Warner Telecom, Inc. Class A (a)                    1,264,290
                                                  12,020   USA Mobility, Inc.                                         321,655
                                                                                                                -------------
                                                                                                                    8,779,519
-----------------------------------------------------------------------------------------------------------------------------
Utilities: Water - 0.2%                            9,285   American States Water Co.                                  330,267
                                                   8,296   California Water Service Group                             311,017
                                                   3,800   Consolidated Water Co., Inc.                               111,378
                                                   5,248   SJW Corp.                                                  174,758
                                                  14,883   Southwest Water Co.                                        190,056
                                                                                                                -------------
                                                                                                                    1,117,476
-----------------------------------------------------------------------------------------------------------------------------
Wholesale & International Trade - 0.1%            15,425   Central European Distribution Corp. (a)(e)                 534,013
-----------------------------------------------------------------------------------------------------------------------------
Wholesalers - 0.3%                                25,230   Brightpoint, Inc. (a)                                      347,922
                                                   5,800   Houston Wire & Cable Co. (a)                               164,778
                                                  19,700   LKQ Corp. (a)                                              485,802
                                                   3,700   MWI Veterinary Supply, Inc. (a)                            147,593
                                                  11,500   Prestige Brands Holdings, Inc. (a)                         149,270
                                                  12,569   United Stationers, Inc. (a)                                837,598
                                                                                                                -------------
                                                                                                                    2,132,963
-----------------------------------------------------------------------------------------------------------------------------
                                                           Total Common Stocks
                                                           (Cost - $505,540,295) - 89.5%                          629,324,552
-----------------------------------------------------------------------------------------------------------------------------
                                                           Exchange-Traded Funds
-----------------------------------------------------------------------------------------------------------------------------
                                                 169,590   iShares Russell 2000 Index Fund (e)                     14,065,795
-----------------------------------------------------------------------------------------------------------------------------
                                                           Total Exchange-Traded Funds
                                                           (Cost - $12,334,264) - 2.0%                             14,065,795
-----------------------------------------------------------------------------------------------------------------------------
                                                           Mutual Funds
-----------------------------------------------------------------------------------------------------------------------------
Investment Management Companies - 0.1%             5,700   Gladstone Capital Corp. (e)                                122,322
                                                  15,200   Hercules Technology Growth Capital, Inc.                   205,352
                                                   2,700   Kayne Anderson Energy Development Co.                       67,986
                                                  12,700   Patriot Capital Funding, Inc.                              188,595
                                                  11,700   Pennantpark Investment Corp.                               164,268
                                                   5,200   Prospect Capital Corp.                                      90,844
-----------------------------------------------------------------------------------------------------------------------------
                                                           Total Mutual Funds  (Cost - $834,885) - 0.1%               839,367
-----------------------------------------------------------------------------------------------------------------------------


Master Small Cap Index Series
Schedule of Investments as of June 30, 2007

                                              Beneficial
Industry                                        Interest   Other Interests (b)                                          Value
-----------------------------------------------------------------------------------------------------------------------------
Oil: Crude Producers - 0.0%                $         500   PetroCorp Inc. (Escrow Shares) (a)                   $           0
-----------------------------------------------------------------------------------------------------------------------------
                                                           Total Other Interests (Cost -$ 0) - 0.0%                         0
-----------------------------------------------------------------------------------------------------------------------------
                                                           Short-Term Securities
-----------------------------------------------------------------------------------------------------------------------------
                                              58,707,799   BlackRock Liquidity Series, LLC Cash Sweep Series,
                                                           5.33% (c)(g)                                            58,707,799
                                              79,242,375   BlackRock Liquidity Series, LLC
                                                           Money Market Series, 5.33% (c)(d)(g)                    79,242,375
-----------------------------------------------------------------------------------------------------------------------------
                                                           Total Short-Term Securities
                                                           (Cost -$ 137,950,174) - 19.6%                          137,950,174
-----------------------------------------------------------------------------------------------------------------------------
                                                           Total Investments  (Cost -$ 656,659,618*) - 111.2%     782,179,888

                                                           Liabilities in Excess of Other Assets - (11.2%)        (79,137,700)
                                                                                                                -------------
                                                           Net Assets - 100.0%                                  $ 703,042,188
                                                                                                                =============

* The cost and unrealized appreciation (depreciation) of investments, as of June 30, 2007, as computed for federal income tax purposes, were as follows:

      Aggregate cost                          $  661,793,190
                                              ==============
      Gross unrealized appreciation           $  139,737,560
      Gross unrealized depreciation              (19,350,862)
                                              --------------
      Net unrealized appreciation             $  120,386,698
                                              ==============

(a)   Non-income producing security.
(b) Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.
(c) Investments in companies considered to be an affiliate of the Series, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      ------------------------------------------------------------------------------------------------------------
                                                                                                         Interest/
                                                    Purchase             Sale              Realized      Dividend
      Affiliate                                       Cost               Cost                Gain         Income
      ------------------------------------------------------------------------------------------------------------
      BlackRock Liquidity Series, LLC
           Cash Sweep Series                              --         $ 50,105,151**           --       $ 1,633,563
      BlackRock Liquidity Series, LLC
           Money Market Series                 $  45,075,895*                  --             --       $   372,569
      Anthracite Capital, Inc.                 $      44,389         $      6,196          $ 119       $    14,058
      ------------------------------------------------------------------------------------------------------------

      *  Represents net purchase cost.
      ** Represents net sale cost.
(d)   Security was purchased with the cash proceeds from securities loans.
(e)   Security, or a portion of security, is on loan.
(f)   Depositary receipts.
(g)   Represents the current yield as of June 30, 2007.
(h)   Security held as collateral in connection with open future contracts.
o Financial futures contracts purchased as of June 30, 2007, were as follows:

      ---------------------------------------------------------------------------------------------------------
      Number of                                   Expiration                 Face                   Unrealized
      Contracts            Issue                     Date                    Value                 Depreciation
      ---------------------------------------------------------------------------------------------------------
        141           Russell 2000 Index          September 2007         $  59,797,945             $  (429,895)
      ---------------------------------------------------------------------------------------------------------

o For Series compliance purposes, the Series' industry classifications refer to any one or more of the sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Series management. This definition may not apply for purposes of this report, which may combine such sub-classifications for reporting ease. Industries are shown as a percent of net assets.

Master International Index Series
Schedule of Investments as of June 30, 2007                    (in U.S. dollars)

                                                            Shares
Country            Industry                                   Held  Common Stocks                                         Value
------------------------------------------------------------------------------------------------------------------------------------
Australia - 6.0%   Air Freight & Logistics - 0.1%           57,345  Toll Holdings Ltd.                                $      702,719
                   -----------------------------------------------------------------------------------------------------------------
                   Airlines - 0.1%                          82,221  Qantas Airways Ltd.                                      390,105
                   -----------------------------------------------------------------------------------------------------------------
                   Beverages - 0.1%                         43,836  Coca-Cola Amatil Ltd.                                    353,922
                                                           202,354  Foster's Group Ltd.                                    1,091,969
                                                             6,284  Lion Nathan Ltd.                                          49,318
                                                                                                                      --------------
                                                                                                                           1,495,209
                   -----------------------------------------------------------------------------------------------------------------
                   Biotechnology - 0.1%                     15,178  CSL Ltd.                                               1,129,813
                   -----------------------------------------------------------------------------------------------------------------
                   Capital Markets - 0.1%                   23,543  Macquarie Bank Ltd.                                    1,690,982
                                                             1,184  Perpetual Trustees Australia Ltd.                         78,689
                                                                                                                      --------------
                                                                                                                           1,769,671
                   -----------------------------------------------------------------------------------------------------------------
                   Chemicals - 0.1%                         31,019  Orica Ltd.                                               781,618
                   -----------------------------------------------------------------------------------------------------------------
                   Commercial Banks - 1.4%                 153,040  Australia & New Zealand Banking Group Ltd.             3,758,844
                                                           111,239  Commonwealth Bank of Australia Ltd.                    5,204,055
                                                           139,218  National Australia Bank Ltd.                           4,838,191
                                                           166,417  Westpac Banking Corp.                                  3,613,707
                                                                                                                      --------------
                                                                                                                          17,414,797
                   -----------------------------------------------------------------------------------------------------------------
                   Commercial Services & Supplies -        144,986  Brambles Ltd. (b)                                      1,494,719
                   0.1%                                      7,609  Downer EDI Ltd.                                           47,418
                                                                                                                      --------------
                                                                                                                           1,542,137
                   -----------------------------------------------------------------------------------------------------------------
                   Construction & Engineering - 0.1%         9,604  Leighton Holdings Ltd.                                   334,759
                   -----------------------------------------------------------------------------------------------------------------
                   Construction Materials - 0.1%            32,839  Boral Ltd.                                               243,768
                                                            33,896  James Hardie Industries NV                               250,135
                                                                                                                      --------------
                                                                                                                             493,903
                   -----------------------------------------------------------------------------------------------------------------
                   Containers & Packaging - 0.0%            55,191  Amcor Ltd.                                               349,492
                   -----------------------------------------------------------------------------------------------------------------
                   Distributors - 0.0%                      87,190  Pacific Brands Ltd.                                      254,607
                   -----------------------------------------------------------------------------------------------------------------
                   Diversified Consumer Services -          51,906  ABC Learning Centres Ltd.                                303,719
                   0.0%
                   -----------------------------------------------------------------------------------------------------------------
                   Diversified Financial Services -         12,193  Australian Stock Exchange Ltd.                           502,123
                   0.1%                                     21,814  Babcock & Brown Ltd.                                     591,347
                                                            49,792  Challenger Financial Services Group Ltd.                 245,304
                                                                                                                      --------------
                                                                                                                           1,338,774
                   -----------------------------------------------------------------------------------------------------------------
                   Diversified Telecommunication           253,956  Telstra Corp. Ltd.                                       988,048
                   Services - 0.1%                         117,168  Telstra Corp. Ltd. Installment Receipts                  308,232
                                                                                                                      --------------
                                                                                                                           1,296,280
                   -----------------------------------------------------------------------------------------------------------------

Master International Index Series
Schedule of Investments as of June 30, 2007                    (in U.S. dollars)

                                                            Shares
Country            Industry                                   Held  Common Stocks                                         Value
------------------------------------------------------------------------------------------------------------------------------------
                   Energy Equipment & Services - 0.0%        9,755  WorleyParsons Ltd.                                $      280,604
                   -----------------------------------------------------------------------------------------------------------------
                   Food & Staples Retailing - 0.3%         108,500  Coles Myer Ltd.                                        1,481,392
                                                           100,333  Woolworths Ltd.                                        2,292,903
                                                                                                                      --------------
                                                                                                                           3,774,295
                   -----------------------------------------------------------------------------------------------------------------
                   Food Products - 0.0%                     61,294  Futuris Corp. Ltd.                                       144,368
                                                            75,440  Goodman Fielder Ltd.                                     155,250
                                                                                                                      --------------
                                                                                                                             299,618
                   -----------------------------------------------------------------------------------------------------------------
                   Health Care Equipment & Supplies -        6,833  Ansell Ltd.                                               70,594
                   0.0%                                      2,469  Cochlear Ltd.                                            127,487
                                                                                                                      --------------
                                                                                                                             198,081
                   -----------------------------------------------------------------------------------------------------------------
                   Health Care Providers & Services -       92,818  Mayne Group Ltd.                                         320,793
                   0.1%                                     35,912  Sonic Healthcare Ltd.                                    457,718
                                                                                                                      --------------
                                                                                                                             778,511
                   -----------------------------------------------------------------------------------------------------------------
                   Hotels, Restaurants & Leisure -          23,055  Aristocrat Leisure Ltd.                                  280,337
                   0.1%                                     52,742  Tabcorp Holdings Ltd.                                    766,328
                                                            64,333  Tattersall's Ltd.                                        255,865
                                                                                                                      --------------
                                                                                                                           1,302,530
                   -----------------------------------------------------------------------------------------------------------------
                   IT Services - 0.0%                       34,681  Computershare Ltd.                                       330,917
                   -----------------------------------------------------------------------------------------------------------------
                   Industrial Conglomerates - 0.1%         124,920  CSR Ltd.                                                 367,664
                                                            29,516  Wesfarmers Ltd.                                        1,142,866
                                                                                                                      --------------
                                                                                                                           1,510,530
                   -----------------------------------------------------------------------------------------------------------------
                   Insurance - 0.5%                        154,726  AMP Ltd.                                               1,324,749
                                                            53,968  AXA Asia Pacific Holdings Ltd.                           339,320
                                                           161,803  Insurance Australia Group Ltd.                           780,466
                                                            77,266  QBE Insurance Group Ltd.                               2,038,663
                                                            84,436  Suncorp-Metway Ltd.                                    1,442,103
                                                                                                                      --------------
                                                                                                                           5,925,301
                   -----------------------------------------------------------------------------------------------------------------
                   Media - 0.1%                              4,076  APN News & Media Ltd.                                     20,194
                                                           136,433  John Fairfax Holdings Ltd.                               542,792
                                                            60,440  Macquarie Communications Infrastructure Group            323,441
                                                            47,474  Publishing and Broadcasting Ltd.                         786,724
                                                                                                                      --------------
                                                                                                                           1,673,151
                   -----------------------------------------------------------------------------------------------------------------

Master International Index Series
Schedule of Investments as of June 30, 2007                    (in U.S. dollars)

                                                            Shares
Country            Industry                                   Held  Common Stocks                                         Value
------------------------------------------------------------------------------------------------------------------------------------
                   Metals & Mining - 1.1%                  106,550  Alumina Ltd.                                      $      705,662
                                                           296,625  BHP Billiton Ltd.                                      8,863,373
                                                            58,610  BlueScope Steel Ltd.                                     512,964
                                                            13,551  Fortescue Metals Group Ltd. (b)                          387,123
                                                            28,055  Iluka Resources Ltd.                                     146,227
                                                            27,769  Newcrest Mining Ltd.                                     535,945
                                                            27,510  OneSteel Ltd.                                            149,644
                                                            23,834  Rio Tinto Ltd.                                         1,988,178
                                                            48,260  Zinifex Ltd.                                             765,337
                                                                                                                      --------------
                                                                                                                          14,054,453
                   -----------------------------------------------------------------------------------------------------------------
                   Multiline Retail - 0.0%                  12,485  Harvey Norman Holdings Ltd.                               55,845
                   -----------------------------------------------------------------------------------------------------------------
                   Multi-Utilities - 0.1%                   28,965  AGL Energy Ltd.                                          372,192
                                                            52,782  Alinta Ltd.                                              680,750
                                                                                                                      --------------
                                                                                                                           1,052,942
                   -----------------------------------------------------------------------------------------------------------------
                   Oil, Gas & Consumable Fuels - 0.3%       10,809  Caltex Australia Ltd.                                    216,444
                                                            58,406  Origin Energy Ltd.                                       491,115
                                                            36,005  Paladin Resources Ltd. (b)                               250,185
                                                            63,858  Santos Ltd.                                              754,004
                                                            44,107  Woodside Petroleum Ltd.                                1,705,078
                                                                                                                      --------------
                                                                                                                           3,416,826
                   -----------------------------------------------------------------------------------------------------------------
                   Paper & Forest Products - 0.0%            5,919  PaperlinX Ltd.                                            18,630
                   -----------------------------------------------------------------------------------------------------------------
                   Real Estate Investment Trusts           114,334  CFS Retail Property Trust                                207,715
                   (REITs) - 0.5%                           93,312  Centro Properties Group                                  671,000
                                                           166,094  Commonwealth Property Office Fund                        235,627
                                                           163,730  DB RREEF Trust                                           271,815
                                                            99,888  Goodman Group                                            566,898
                                                            83,673  ING Industrial Fund                                      165,699
                                                           191,324  Investa Property Group                                   472,341
                                                            69,934  Macquarie Office Trust                                    98,900
                                                            70,450  Mirvac Group                                             339,814
                                                            77,826  Multiplex Group                                          323,987
                                                           131,926  Stockland                                                908,848
                                                           147,668  Westfield Group                                        2,491,641
                                                                                                                      --------------
                                                                                                                           6,754,285
                   -----------------------------------------------------------------------------------------------------------------
                   Real Estate Management &                194,005  General Property Trust                                   764,708
                   Development - 0.1%                       22,466  Lend Lease Corp., Ltd.                                   352,656
                                                                                                                      --------------
                                                                                                                           1,117,364
                   -----------------------------------------------------------------------------------------------------------------
                   Road & Rail - 0.1%                       58,392  Asciano Group (b)                                        501,484
------------------------------------------------------------------------------------------------------------------------------------

Master International Index Series
Schedule of Investments as of June 30, 2007                    (in U.S. dollars)

                                                            Shares
Country            Industry                                   Held  Common Stocks                                         Value
------------------------------------------------------------------------------------------------------------------------------------
                   Textiles, Apparel & Luxury Goods -        4,526  Billabong International Ltd.                      $       68,720
                   0.0%
                   -----------------------------------------------------------------------------------------------------------------
                   Transportation Infrastructure -          30,724  Macquarie Airports Group                                 104,991
                   0.1%                                    184,082  Macquarie Infrastructure Group                           560,698
                                                            98,073  Transurban Group                                         664,940
                                                                                                                      --------------
                                                                                                                           1,330,629
                   -----------------------------------------------------------------------------------------------------------------
                                                                    Total Common Stocks in Australia                      74,042,319
------------------------------------------------------------------------------------------------------------------------------------
Austria - 0.7%     Building Products - 0.1%                  7,215  Wienerberger AG                                          530,523
                   -----------------------------------------------------------------------------------------------------------------
                   Commercial Banks - 0.1%                  15,184  Erste Bank der Oesterreichischen Sparkassen AG         1,183,455
                                                             2,739  Raiffeisen International Bank Holding AG                 432,623
                                                                                                                      --------------
                                                                                                                           1,616,078
                   -----------------------------------------------------------------------------------------------------------------
                   Construction Materials - 0.0%             2,326  RHI AG (b)                                               126,962
                   -----------------------------------------------------------------------------------------------------------------
                   Containers & Packaging - 0.0%               509  Mayr-Melnhof Karton AG                                   115,449
                   -----------------------------------------------------------------------------------------------------------------
                   Diversified Telecommunication
                   Services - 0.1%                          33,399  Telekom Austria AG                                       831,729
                   -----------------------------------------------------------------------------------------------------------------
                   Electric Utilities - 0.0%                 4,033  Verbund - Oesterreichische
                                                                    Elektrizitaetswirtschafts AG                             206,230
                   -----------------------------------------------------------------------------------------------------------------
                   Hotels, Restaurants & Leisure -           3,077  BetandWin.com Interactive Entertainment AG (b)           101,375
                   0.0%
                   -----------------------------------------------------------------------------------------------------------------
                   Insurance - 0.0%                            796  Wiener Staedtische Allgemeine Versicherung AG             56,727
                   -----------------------------------------------------------------------------------------------------------------
                   Machinery - 0.0%                          4,212  Andritz AG                                               277,389
                   -----------------------------------------------------------------------------------------------------------------
                   Metals & Mining - 0.1%                    5,045  Boehler-Uddeholm AG                                      503,748
                                                             9,587  Voestalpine AG                                           805,888
                                                                                                                      --------------
                                                                                                                           1,309,636
                   -----------------------------------------------------------------------------------------------------------------
                   Oil, Gas & Consumable Fuels - 0.1%       16,340  OMV AG                                                 1,089,967
                   -----------------------------------------------------------------------------------------------------------------
                   Real Estate Management &                 37,119  IMMOFINANZ Immobilien Anlagen AG (b)                     540,572
                   Development - 0.2%                       30,380  Immoeast Immobilien Anlagen AG (b)                       428,715
                                                            32,559  Meinl European Land Ltd. (b)                             933,241
                                                                                                                      --------------
                                                                                                                           1,902,528
                   -----------------------------------------------------------------------------------------------------------------
                   Transportation Infrastructure -           1,050  Flughafen Wien AG                                        103,557
                   0.0%
                   -----------------------------------------------------------------------------------------------------------------
                                                                    Total Common Stocks in Austria                         8,268,150
------------------------------------------------------------------------------------------------------------------------------------
Belgium - 1.2%     Beverages - 0.1%                         14,701  InBev NV                                               1,164,403
                   -----------------------------------------------------------------------------------------------------------------
                   Chemicals - 0.1%                          4,760  Solvay SA                                                749,292
                                                             2,876  Umicore SA                                               623,577
                                                                                                                      --------------
                                                                                                                           1,372,869
                   -----------------------------------------------------------------------------------------------------------------
                   Commercial Banks - 0.3%                  46,525  Dexia                                                  1,453,261
                                                            16,035  KBC Bancassurance Holding                              2,161,011
                                                                                                                      --------------
                                                                                                                           3,614,272
                   -----------------------------------------------------------------------------------------------------------------

Master International Index Series
Schedule of Investments as of June 30, 2007                    (in U.S. dollars)

                                                            Shares
Country            Industry                                   Held  Common Stocks                                         Value
------------------------------------------------------------------------------------------------------------------------------------
                   Distributors - 0.0%                         204  D'ieteren SA                                      $       91,194
                   -----------------------------------------------------------------------------------------------------------------
                   Diversified Financial Services -        111,376  Fortis                                                 4,720,541
                   0.4%                                      6,092  Groupe Bruxelles Lambert SA                              757,235
                                                                                                                      --------------
                                                                                                                           5,477,776
                   -----------------------------------------------------------------------------------------------------------------
                   Diversified Telecommunication            17,512  Belgacom SA                                              775,054
                   Services - 0.1%
                   -----------------------------------------------------------------------------------------------------------------
                   Electrical Equipment - 0.0%                 927  Bekaert SA                                               135,953
                   -----------------------------------------------------------------------------------------------------------------
                   Electronic Equipment &                    1,006  Barco NV                                                  93,385
                   Instruments - 0.0%
                   -----------------------------------------------------------------------------------------------------------------
                   Food & Staples Retailing - 0.1%             921  Colruyt SA                                               192,239
                                                             7,134  Delhaize Group                                           700,712
                                                               714  Delhaize Group (a)                                        69,915
                                                                                                                      --------------
                                                                                                                             962,866
                   -----------------------------------------------------------------------------------------------------------------
                   Health Care Equipment & Supplies -        1,461  Omega Pharma SA                                          126,476
                   0.0%
                   -----------------------------------------------------------------------------------------------------------------
                   Health Care Technology - 0.0%            14,189  AGFA-Gevaert NV                                          366,010
                   -----------------------------------------------------------------------------------------------------------------
                   Marine - 0.0%                             1,787  Compagnie Maritime Belge SA (CMB)                        124,741
                   -----------------------------------------------------------------------------------------------------------------
                   Oil, Gas & Consumable Fuels - 0.0%        1,612  Euronav SA                                                58,638
                   -----------------------------------------------------------------------------------------------------------------
                   Pharmaceuticals - 0.1%                   11,749  UCB SA                                                   694,895
                   -----------------------------------------------------------------------------------------------------------------
                   Real Estate Investment Trusts               199  Cofinimmo SA                                              37,894
                   (REITs) - 0.0%
                   -----------------------------------------------------------------------------------------------------------------
                   Wireless Telecommunication                1,464  Mobistar SA                                              124,707
                   Services - 0.0%
                   -----------------------------------------------------------------------------------------------------------------
                                                                    Total Common Stocks in Belgium                        15,221,133
------------------------------------------------------------------------------------------------------------------------------------
Bermuda - 0.0%     Energy Equipment & Services - 0.0%       17,248  SeaDrill Ltd. (b)                                        370,017
                   -----------------------------------------------------------------------------------------------------------------
                   Textiles, Apparel & Luxury Goods-        19,785  Yue Yuen Industrial Holdings Ltd.                         61,332
                   0.0%
                   -----------------------------------------------------------------------------------------------------------------
                                                                    Total Common Stocks in Bermuda                           431,349
------------------------------------------------------------------------------------------------------------------------------------
Cayman Islands -   Communications Equipment - 0.1%         150,416  Foxconn International Holdings Ltd. (b)                  430,951
0.1%               -----------------------------------------------------------------------------------------------------------------
                   Real Estate Management &                283,663  Shui On Land Ltd.                                        254,509
                   Development - 0.0%
                   -----------------------------------------------------------------------------------------------------------------
                   Specialty Retail - 0.0%                 266,518  Belle International Holdings Ltd. (b)                    294,154
                   -----------------------------------------------------------------------------------------------------------------
                                                                    Total Common Stocks in the Cayman Islands                979,614
------------------------------------------------------------------------------------------------------------------------------------
Denmark - 0.8%     Beverages - 0.0%                          2,762  Carlsberg A/S                                            333,864
                   -----------------------------------------------------------------------------------------------------------------
                   Chemicals - 0.1%                          3,817  Novozymes A/S Class B                                    442,398
                   -----------------------------------------------------------------------------------------------------------------
                   Commercial Banks - 0.2%                  43,551  Danske Bank A/S                                        1,780,896

Master International Index Series
Schedule of Investments as of June 30, 2007                    (in U.S. dollars)

                                                            Shares
Country            Industry                                   Held  Common Stocks                                         Value
------------------------------------------------------------------------------------------------------------------------------------
                                                             3,350  Jyske Bank (b)                                    $      241,400
                                                             4,339  Sydbank A/S                                              207,473
                                                                                                                      --------------
                                                                                                                           2,229,769
                   -----------------------------------------------------------------------------------------------------------------
                   Construction & Engineering - 0.0%         3,467  FLS Industries A/S Class B                               271,486
                   -----------------------------------------------------------------------------------------------------------------
                   Electrical Equipment - 0.1%              17,655  Vestas Wind Systems A/S (b)                            1,158,560
                   -----------------------------------------------------------------------------------------------------------------
                   Food Products - 0.0%                      5,963  Danisco A/S                                              444,586
                                                             4,160  East Asiatic Co., Ltd. A/S                               228,787
                                                                                                                      --------------
                                                                                                                             673,373
                   -----------------------------------------------------------------------------------------------------------------
                   Health Care Equipment & Supplies -          671  Coloplast A/S Class B                                     54,362
                   0.0%                                     27,000  GN Store Nord A/S (b)                                    318,689
                                                             1,430  William Demant Holding (b)                               141,630
                                                                                                                      --------------
                                                                                                                             514,681
                   -----------------------------------------------------------------------------------------------------------------
                   Household Durables - 0.0%                   796  Bang & Olufsen A/S Class B                                95,182
                   -----------------------------------------------------------------------------------------------------------------
                   Insurance - 0.0%                          1,651  Topdanmark A/S (b)                                       281,524
                                                             1,391  TrygVesta A/S                                            109,302
                                                                                                                      --------------
                                                                                                                             390,826
                   -----------------------------------------------------------------------------------------------------------------
                   Machinery - 0.0%                          1,620  NKT Holding A/S                                          160,813
                   -----------------------------------------------------------------------------------------------------------------
                   Marine - 0.1%                                88  AP Moller - Maersk A/S                                 1,058,460
                   -----------------------------------------------------------------------------------------------------------------
                   Oil, Gas & Consumable Fuels - 0.0%        1,800  D/S Torm A/S                                              67,164
                   -----------------------------------------------------------------------------------------------------------------
                   Pharmaceuticals - 0.2%                    9,319  H Lundbeck A/S                                           236,104
                                                            20,326  Novo-Nordisk A/S B                                     2,210,964
                                                                                                                      --------------
                                                                                                                           2,447,068
                   -----------------------------------------------------------------------------------------------------------------
                   Road & Rail - 0.1%                       24,928  Dsv A/S                                                  488,260
                   -----------------------------------------------------------------------------------------------------------------
                                                                    Total Common Stocks in Denmark                        10,331,904
------------------------------------------------------------------------------------------------------------------------------------
Finland - 1.6%     Auto Components - 0.0%                    9,415  Nokian Renkaat Oyj                                       329,842
                   -----------------------------------------------------------------------------------------------------------------
                   Building Products - 0.0%                  3,128  Asko Oyj                                                 121,611
                   -----------------------------------------------------------------------------------------------------------------
                   Communications Equipment - 0.8%         337,349  Nokia Oyj                                              9,474,543
                   -----------------------------------------------------------------------------------------------------------------
                   Construction & Engineering - 0.0%        13,931  YIT Oyj                                                  437,208
                   -----------------------------------------------------------------------------------------------------------------
                   Diversified Financial Services -            840  OKO Bank                                                  15,565
                   0.0%
                   -----------------------------------------------------------------------------------------------------------------
                   Diversified Telecommunication            17,841  Elisa Corp.                                              486,336
                   Services - 0.0%
                   -----------------------------------------------------------------------------------------------------------------
                   Electric Utilities - 0.1%                38,445  Fortum Oyj                                             1,201,310
                   -----------------------------------------------------------------------------------------------------------------
                   Food & Staples Retailing - 0.1%           7,835  Kesko Oyj Class B                                        519,804
                   -----------------------------------------------------------------------------------------------------------------
                   IT Services - 0.0%                        9,495  TietoEnator Oyj                                          305,079
                   -----------------------------------------------------------------------------------------------------------------
                   Insurance - 0.1%                         41,601  Sampo Oyj                                              1,197,813
                   -----------------------------------------------------------------------------------------------------------------
                   Leisure Equipment & Products - 0.0%      12,504  Amer Sports Corp.                                        308,622
                   -----------------------------------------------------------------------------------------------------------------
                   Machinery - 0.2%                          2,051  Cargotec Corp. Class B                                   126,130
                                                             8,228  KCI Konecranes Oyj                                       343,846

Master International Index Series
Schedule of Investments as of June 30, 2007                    (in U.S. dollars)

                                                            Shares
Country            Industry                                   Held  Common Stocks                                         Value
------------------------------------------------------------------------------------------------------------------------------------
                                                             4,302  Kone Oyj Class B                                  $      270,414
                                                            13,656  Metso Oyj                                                803,679
                                                             5,530  Wartsila Oyj                                             363,645
                                                                                                                      --------------
                                                                                                                           1,907,714
                   -----------------------------------------------------------------------------------------------------------------
                   Media - 0.0%                              2,600  SanomaWSOY Oyj (Class B)                                  82,159
                   -----------------------------------------------------------------------------------------------------------------
                   Metals & Mining - 0.1%                   12,568  Outokumpu Oyj                                            422,710
                                                             6,996  Rautaruukki Oyj                                          446,915
                                                                                                                      --------------
                                                                                                                             869,625
                   -----------------------------------------------------------------------------------------------------------------
                   Oil, Gas & Consumable Fuels - 0.0%       14,359  Neste Oil Oyj                                            562,678
                   -----------------------------------------------------------------------------------------------------------------
                   Paper & Forest Products - 0.2%           57,145  Stora Enso Oyj Class R                                 1,075,204
                                                            42,954  UPM-Kymmene Oyj                                        1,057,108
                                                                                                                      --------------
                                                                                                                           2,132,312
                   -----------------------------------------------------------------------------------------------------------------
                   Pharmaceuticals - 0.0%                    3,062  Orion Oyj                                                 76,630
                   -----------------------------------------------------------------------------------------------------------------
                                                                    Total Common Stocks in Finland                        20,028,851
------------------------------------------------------------------------------------------------------------------------------------
France - 9.5%      Aerospace & Defense - 0.2%               32,127  European Aeronautic Defense and Space Co.              1,042,641
                                                             9,174  Safran SA                                                234,607
                                                             9,925  Thales SA                                                606,488
                                                             2,001  Zodiac SA                                                153,732
                                                                                                                      --------------
                                                                                                                           2,037,468
                   -----------------------------------------------------------------------------------------------------------------
                   Airlines - 0.1%                          10,976  Air France-KLM                                           510,709
                   -----------------------------------------------------------------------------------------------------------------
                   Auto Components - 0.2%                   13,712  Compagnie Generale des Etablissements Michelin         1,916,171
                                                             8,665  Valeo SA                                                 464,925
                                                                                                                      --------------
                                                                                                                           2,381,096
                   -----------------------------------------------------------------------------------------------------------------
                   Automobiles - 0.3%                       15,274  Peugeot SA                                             1,230,484
                                                            14,436  Renault SA                                             2,315,377
                                                                                                                      --------------
                                                                                                                           3,545,861
                   -----------------------------------------------------------------------------------------------------------------
                   Beverages - 0.1%                          8,377  Pernod-Ricard SA                                       1,849,536
                   -----------------------------------------------------------------------------------------------------------------
                   Building Products - 0.2%                 27,530  Cie de Saint-Gobain SA                                 3,083,983
                   -----------------------------------------------------------------------------------------------------------------
                   Chemicals - 0.2%                         20,167  Air Liquide                                            2,646,364
                   -----------------------------------------------------------------------------------------------------------------
                   Commercial Banks - 1.3%                  70,204  BNP Paribas SA                                         8,339,084
                                                            56,271  Credit Agricole SA                                     2,283,366
                                                            29,633  Societe Generale SA                                    5,490,355
                                                                                                                      --------------
                                                                                                                          16,112,805
                   -----------------------------------------------------------------------------------------------------------------
                   Commercial Services & Supplies -          1,788  Societe BIC SA                                           131,680
                   0.0%
                   -----------------------------------------------------------------------------------------------------------------
                   Communications Equipment - 0.2%         185,712  Alcatel SA                                             2,597,676
                   -----------------------------------------------------------------------------------------------------------------
                   Construction & Engineering - 0.2%        34,996  Vinci SA                                               2,611,999
                   -----------------------------------------------------------------------------------------------------------------

Master International Index Series
Schedule of Investments as of June 30, 2007                    (in U.S. dollars)

                                                            Shares
Country            Industry                                   Held  Common Stocks                                         Value
------------------------------------------------------------------------------------------------------------------------------------
                   Construction Materials - 0.2%             1,346  Imerys SA                                         $      136,257
                                                            13,321  Lafarge SA                                             2,427,791
                                                                                                                      --------------
                                                                                                                           2,564,048
                   -----------------------------------------------------------------------------------------------------------------
                   Diversified Telecommunication           139,218  France Telecom SA                                      3,818,253
                   Services - 0.3%
                   -----------------------------------------------------------------------------------------------------------------
                   Electrical Equipment - 0.3%               9,116  Alstom (b)                                             1,520,118
                                                            19,047  Schneider Electric SA                                  2,668,642
                                                                                                                      --------------
                                                                                                                           4,188,760
                   -----------------------------------------------------------------------------------------------------------------
                   Energy Equipment & Services - 0.1%        9,408  Technip SA                                               777,595
                   -----------------------------------------------------------------------------------------------------------------
                   Food & Staples Retailing - 0.3%          48,481  Carrefour SA                                           3,405,005
                                                             5,058  Casino Guichard Perrachon SA                             511,445
                                                                                                                      --------------
                                                                                                                           3,916,450
                   -----------------------------------------------------------------------------------------------------------------
                   Food Products - 0.2%                     36,872  Groupe Danone                                          2,978,010
                   -----------------------------------------------------------------------------------------------------------------
                   Gas Utilities - 0.1%                     14,651  Gaz de France SA                                         739,070
                   -----------------------------------------------------------------------------------------------------------------
                   Health Care Equipment & Supplies -        9,936  Cie Generale d'Optique Essilor International SA        1,183,435
                   0.1%
                   -----------------------------------------------------------------------------------------------------------------
                   Hotels, Restaurants & Leisure -          17,548  Accor SA                                               1,551,257
                   0.2%                                      6,609  Sodexho Alliance SA                                      472,590
                                                                                                                      --------------
                                                                                                                           2,023,847
                   -----------------------------------------------------------------------------------------------------------------
                   Household Durables - 0.1%                28,268  Thomson                                                  540,606
                   -----------------------------------------------------------------------------------------------------------------
                   IT Services - 0.1%                        6,356  Atos Origin SA (b)                                       397,243
                                                            13,467  Cap Gemini SA                                            984,555
                                                                                                                      --------------
                                                                                                                           1,381,798
                   -----------------------------------------------------------------------------------------------------------------
                   Insurance - 0.5%                        128,703  AXA SA                                                 5,532,384
                                                             2,829  CNP Assurances                                           361,487
                                                             8,310  Scor SE                                                  225,576
                                                                                                                      --------------
                                                                                                                           6,119,447
                   -----------------------------------------------------------------------------------------------------------------
                   Machinery - 0.1%                          3,816  Vallourec SA                                           1,220,074
                   -----------------------------------------------------------------------------------------------------------------
                   Media - 0.5%                             12,405  Lagardere S.C.A.                                       1,075,869
                                                             1,796  M6-Metropole Television SA                                58,381
                                                             7,450  PagesJaunes Groupe SA                                    156,825
                                                            15,664  Publicis Groupe                                          692,197
                                                            14,679  Societe Television Francaise 1                           507,364
                                                            94,372  Vivendi SA                                             4,059,669
                                                                                                                      --------------
                                                                                                                           6,550,305
                   -----------------------------------------------------------------------------------------------------------------
                   Multiline Retail - 0.1%                   6,763  Pinault-Printemps-Redoute                              1,179,705
                   -----------------------------------------------------------------------------------------------------------------
                   Multi-Utilities - 0.6%                   84,609  Suez SA                                                4,836,963
                                                            29,040  Veolia Environnement SA                                2,280,830
                                                                                                                      --------------
                                                                                                                           7,117,793
                   -----------------------------------------------------------------------------------------------------------------

Master International Index Series
Schedule of Investments as of June 30, 2007                    (in U.S. dollars)

                                                            Shares
Country            Industry                                   Held  Common Stocks                                         Value
------------------------------------------------------------------------------------------------------------------------------------
                   Office Electronics - 0.0%                 1,892  Neopost SA                                        $      276,836
                   -----------------------------------------------------------------------------------------------------------------
                   Oil, Gas & Consumable Fuels - 1.2%      177,462  Total SA                                              14,388,304
                   -----------------------------------------------------------------------------------------------------------------
                   Personal Products - 0.2%                 22,151  L'Oreal SA                                             2,618,263
                   -----------------------------------------------------------------------------------------------------------------
                   Pharmaceuticals - 0.5%                   83,230  Sanofi-Aventis                                         6,723,927
                   -----------------------------------------------------------------------------------------------------------------
                   Real Estate Investment Trusts               492  Gecina SA                                                 82,224
                   (REITs) - 0.2%                            1,434  Klepierre                                                242,829
                                                             7,107  Unibail - Rodamco                                      1,817,532
                                                                                                                      --------------
                                                                                                                           2,142,585
                   -----------------------------------------------------------------------------------------------------------------
                   Real Estate Management &                  1,974  Icade                                                    152,054
                   Development - 0.0%
                   -----------------------------------------------------------------------------------------------------------------
                   Semiconductors & Semiconductor           66,883  STMicroelectronics NV                                  1,288,978
                   Equipment - 0.1%
                   -----------------------------------------------------------------------------------------------------------------
                   Software - 0.1%                          10,996  Business Objects SA (b)                                  429,526
                                                             3,307  Dassault Systemes SA                                     208,490
                                                                                                                      --------------
                                                                                                                             638,016
                   -----------------------------------------------------------------------------------------------------------------
                   Textiles, Apparel & Luxury Goods -        5,108  Hermes International                                     577,437
                   0.2%                                     21,402  LVMH Moet Hennessy Louis Vuitton SA                    2,462,616
                                                                                                                      --------------
                                                                                                                           3,040,053
                   -----------------------------------------------------------------------------------------------------------------
                   Transportation Infrastructure -           2,184  Aeroports de Paris                                       253,449
                   0.1%                                        538  Societe Des Autoroutes Paris-Rhin-Rhone                   54,670
                                                                                                                      --------------
                                                                                                                             308,119
                   -----------------------------------------------------------------------------------------------------------------
                   Wireless Telecommunication               20,903  Bouygues                                               1,751,363
                   Services - 0.1%
                   -----------------------------------------------------------------------------------------------------------------
                                                                    Total Common Stocks in France                        117,136,871
------------------------------------------------------------------------------------------------------------------------------------
Germany - 7.7%     Air Freight & Logistics - 0.2%           72,864  Deutsche Post AG                                       2,367,550
                   -----------------------------------------------------------------------------------------------------------------
                   Airlines - 0.1%                          25,511  Deutsche Lufthansa AG                                    715,694
                   -----------------------------------------------------------------------------------------------------------------
                   Auto Components - 0.1%                   11,534  Continental AG                                         1,628,306
                   -----------------------------------------------------------------------------------------------------------------
                   Automobiles - 0.8%                       75,546  DaimlerChrysler AG                                     6,988,912
                                                            15,320  Volkswagen AG                                          2,445,480
                                                                                                                      --------------
                                                                                                                           9,434,392
                   -----------------------------------------------------------------------------------------------------------------
                   Capital Markets - 0.5%                   42,330  Deutsche Bank AG Registered Shares                     6,161,182
                                                             3,332  MLP AG                                                    63,938
                                                                                                                      --------------
                                                                                                                           6,225,120
                   -----------------------------------------------------------------------------------------------------------------
                   Chemicals - 0.9%                         11,169  Altana AG                                                269,776
                                                            40,667  BASF AG                                                5,341,373
                                                            58,479  Bayer AG                                               4,427,896
                                                            11,639  Linde AG                                               1,404,743
                                                                                                                      --------------
                                                                                                                          11,443,788
                   -----------------------------------------------------------------------------------------------------------------

Master International Index Series
Schedule of Investments as of June 30, 2007                    (in U.S. dollars)

                                                            Shares
Country            Industry                                   Held  Common Stocks                                         Value
------------------------------------------------------------------------------------------------------------------------------------
                   Commercial Banks - 0.3%                  52,619  Commerzbank AG                                    $    2,526,788
                                                             7,451  Deutsche Postbank AG                                     655,724
                                                                                                                      --------------
                                                                                                                           3,182,512
                   -----------------------------------------------------------------------------------------------------------------
                   Computers & Peripherals - 0.0%            1,694  Wincor Nixdorf AG                                        156,325
                   -----------------------------------------------------------------------------------------------------------------
                   Construction & Engineering - 0.1%         2,333  Bilfinger Berger AG                                      207,370
                                                             4,632  Hochtief AG                                              504,969
                                                                                                                      --------------
                                                                                                                             712,339
                   -----------------------------------------------------------------------------------------------------------------
                   Diversified Financial Services -         19,265  Deutsche Boerse AG                                     2,182,620
                   0.2%
                   -----------------------------------------------------------------------------------------------------------------
                   Diversified Telecommunication
                   Services - 0.3%                         228,534  Deutsche Telekom AG                                    4,224,455
                   -----------------------------------------------------------------------------------------------------------------
                   Electric Utilities - 0.7%                50,794  E.ON AG                                                8,528,735
                   -----------------------------------------------------------------------------------------------------------------
                   Electrical Equipment - 0.0%               8,066  Solarworld AG                                            372,356
                   -----------------------------------------------------------------------------------------------------------------
                   Food & Staples Retailing - 0.1%          14,542  Metro AG                                               1,207,417
                   -----------------------------------------------------------------------------------------------------------------
                   Food Products - 0.0%                        131  Suedzucker AG                                              2,910
                   -----------------------------------------------------------------------------------------------------------------
                   Health Care Providers & Services -        5,439  Celesio AG                                               353,439
                   0.1%                                     17,863  Fresenius Medical Care AG                                823,447
                                                                                                                      --------------
                                                                                                                           1,176,886
                   -----------------------------------------------------------------------------------------------------------------
                   Hotels, Restaurants & Leisure -          23,537  TUI AG                                                   652,306
                   0.1%
                   -----------------------------------------------------------------------------------------------------------------
                   Industrial Conglomerates - 0.8%           4,392  Rheinmetall AG                                           408,921
                                                            70,074  Siemens AG                                            10,083,919
                                                                                                                      --------------
                                                                                                                          10,492,840
                   -----------------------------------------------------------------------------------------------------------------
                   Insurance - 1.0%                         37,185  Allianz AG Registered Shares                           8,721,182
                                                            18,885  Muenchener Rueckversicherungs AG
                                                                    Registered Shares                                      3,475,846
                                                                                                                      --------------
                                                                                                                          12,197,028
                   -----------------------------------------------------------------------------------------------------------------
                   Life Sciences Tools & Services -          7,219  Qiagen NV (b)                                            129,697
                   0.0%
                   -----------------------------------------------------------------------------------------------------------------
                   Machinery - 0.1%                          2,865  Heidelberger Druckmaschn AG                              138,979
                                                            10,854  MAN AG                                                 1,562,097
                                                                                                                      --------------
                                                                                                                           1,701,076
                   -----------------------------------------------------------------------------------------------------------------
                   Media - 0.0%                             11,543  Premiere AG (b)                                          273,360
                   -----------------------------------------------------------------------------------------------------------------
                   Metals & Mining - 0.2%                    3,101  Salzgitter AG                                            600,122
                                                            33,270  ThyssenKrupp AG                                        1,981,591
                                                                                                                      --------------
                                                                                                                           2,581,713
                   -----------------------------------------------------------------------------------------------------------------
                   Multiline Retail - 0.0%                   2,978  KarstadtQuelle AG (b)                                    100,833
                   -----------------------------------------------------------------------------------------------------------------
                   Multi-Utilities - 0.3%                   38,359  RWE AG                                                 4,094,009
                   -----------------------------------------------------------------------------------------------------------------

Master International Index Series
Schedule of Investments as of June 30, 2007                    (in U.S. dollars)

                                                            Shares
Country            Industry                                   Held  Common Stocks                                         Value
------------------------------------------------------------------------------------------------------------------------------------
                   Personal Products - 0.1%                  5,837  Beiersdorf AG                                     $      416,335
                   -----------------------------------------------------------------------------------------------------------------
                   Pharmaceuticals - 0.1%                    6,536  Merck KGaA                                               900,875
                   -----------------------------------------------------------------------------------------------------------------
                   Real Estate Management &                  9,043  IVG Immobilien AG                                        352,455
                   Development - 0.0%
                   -----------------------------------------------------------------------------------------------------------------
                   Semiconductors & Semiconductor           65,704  Infineon Technologies AG (b)                           1,091,332
                   Equipment - 0.1%
                   -----------------------------------------------------------------------------------------------------------------
                   Software - 0.3%                          71,443  SAP AG                                                 3,672,934
                   -----------------------------------------------------------------------------------------------------------------
                   Specialty Retail - 0.0%                   3,720  Douglas Holding AG                                       242,433
                   -----------------------------------------------------------------------------------------------------------------
                   Textiles, Apparel & Luxury Goods-        17,886  Adidas-Salomon AG                                      1,130,476
                   0.1%                                      1,339  Puma AG Rudolf Dassler Sport                             597,180
                                                                                                                      --------------
                                                                                                                           1,727,656
                   -----------------------------------------------------------------------------------------------------------------
                   Thrifts & Mortgage Finance - 0.1%        14,117  Hypo Real Estate Holding AG                              915,250
                   -----------------------------------------------------------------------------------------------------------------
                                                                    Total Common Stocks in Germany                        95,103,537
------------------------------------------------------------------------------------------------------------------------------------
Greece - 0.7%      Beverages - 0.1%                          6,415  Coca-Cola Hellenic Bottling Co. SA                       295,202
                   -----------------------------------------------------------------------------------------------------------------
                   Commercial Banks - 0.4%                  39,931  Alpha Bank AE                                          1,251,843
                                                            26,716  EFG Eurobank Ergasias SA                                 870,373
                                                            37,993  National Bank of Greece SA                             2,163,302
                                                            23,122  Piraeus Bank SA                                          842,577
                                                                                                                      --------------
                                                                                                                           5,128,095
                   -----------------------------------------------------------------------------------------------------------------
                   Construction & Engineering - 0.0%         3,355  Hellenic Technodomiki Tev SA                              43,876
                   -----------------------------------------------------------------------------------------------------------------
                   Construction Materials - 0.0%             2,911  Titan Cement Co. SA                                      167,817
                   -----------------------------------------------------------------------------------------------------------------
                   Diversified Financial Services -          9,515  Hellenic Exchanges SA                                    248,309
                   0.0%
                   -----------------------------------------------------------------------------------------------------------------
                   Diversified Telecommunication            26,676  Hellenic Telecommunications Organization SA              826,799
                   Services - 0.1%
                   -----------------------------------------------------------------------------------------------------------------
                   Electric Utilities - 0.0%                 9,295  Public Power Corp.                                       261,961
                   -----------------------------------------------------------------------------------------------------------------
                   Hotels, Restaurants & Leisure -          17,514  OPAP SA                                                  618,827
                   0.1%
                   -----------------------------------------------------------------------------------------------------------------
                   Metals & Mining - 0.0%                    4,010  Viohalco, Hellenic Copper and Aluminum
                                                                    Industry SA                                               62,081
                   -----------------------------------------------------------------------------------------------------------------
                   Oil, Gas & Consumable Fuels - 0.0%          854  Hellenic Petroleum SA                                     13,737
                                                             3,114  Motor Oil Hellas Corinth Refineries SA                    81,588
                                                                                                                      --------------
                                                                                                                              95,325
                   -----------------------------------------------------------------------------------------------------------------
                   Textiles, Apparel & Luxury Goods-         4,357  Folli - Follie SA Registered Shares                      176,361
                   0.0%
                   -----------------------------------------------------------------------------------------------------------------
                   Wireless Telecommunication                9,444  Cosmote Mobile Telecommunications SA                     291,356
                   Services - 0.0%
                   -----------------------------------------------------------------------------------------------------------------
                                                                    Total Common Stocks in Greece                          8,216,009
                   -----------------------------------------------------------------------------------------------------------------

Master International Index Series
Schedule of Investments as of June 30, 2007                    (in U.S. dollars)

                                                            Shares
Country            Industry                                   Held  Common Stocks                                         Value
------------------------------------------------------------------------------------------------------------------------------------
Hong Kong - 1.6%   Airlines - 0.0%                          61,263  Cathay Pacific Airways Ltd.                       $      152,357
                   -----------------------------------------------------------------------------------------------------------------
                   Commercial Banks - 0.2%                 344,400  BOC Hong Kong Holdings Ltd.                              819,976
                                                           147,939  Bank of East Asia Ltd.                                   831,973
                                                            71,253  Hang Seng Bank Ltd.                                      964,163
                                                             3,500  Wing Hang Bank Ltd.                                       38,647
                                                                                                                      --------------
                                                                                                                           2,654,759
                   -----------------------------------------------------------------------------------------------------------------
                   Distributors - 0.1%                     233,990  Li & Fung Ltd.                                           842,234
                   -----------------------------------------------------------------------------------------------------------------
                   Diversified Financial Services -         97,348  Hong Kong Exchanges and Clearing Ltd.                  1,374,262
                   0.1%
                   -----------------------------------------------------------------------------------------------------------------
                   Diversified Telecommunication           144,195  PCCW Ltd.                                                 88,767
                   Services - 0.0%
                   -----------------------------------------------------------------------------------------------------------------
                   Electric Utilities - 0.1%               135,687  CLP Holdings Ltd.                                        910,832
                                                             1,500  Cheung Kong Infrastructure Holdings Ltd.                   5,535
                                                            93,500  HongKong Electric Holdings Ltd.                          471,645
                                                                                                                      --------------
                                                                                                                           1,388,012
                   -----------------------------------------------------------------------------------------------------------------
                   Electrical Equipment - 0.0%              87,328  Johnson Electric Holdings Ltd.                            48,497
                   -----------------------------------------------------------------------------------------------------------------
                   Electronic Equipment &                   30,147  Kingboard Chemical Holdings Ltd.                         138,751
                   Instruments - 0.0%
                   -----------------------------------------------------------------------------------------------------------------
                   Food Products - 0.0%                     62,000  Tingyi (Cayman Islands) Holding Corporation               72,131
                   -----------------------------------------------------------------------------------------------------------------
                   Gas Utilities - 0.1%                    388,264  The Hong Kong & China Gas Ltd.                           818,168
                   -----------------------------------------------------------------------------------------------------------------
                   Hotels, Restaurants & Leisure -          64,990  Shangri-La Asia Ltd.                                     157,089
                   0.0%
                   -----------------------------------------------------------------------------------------------------------------
                   Household Durables - 0.0%               170,060  Techtronic Industries Co.                                227,066
                   -----------------------------------------------------------------------------------------------------------------
                   Industrial Conglomerates - 0.2%         201,176  Hutchison Whampoa Ltd.                                 1,997,084
                                                            56,773  Melco International Development Ltd.                      84,407
                                                                                                                      --------------
                                                                                                                           2,081,491
                   -----------------------------------------------------------------------------------------------------------------
                   Internet Software & Services - 0.0%      55,407  Tencent Holdings Limited                                 222,734
                   -----------------------------------------------------------------------------------------------------------------
                   Marine - 0.0%                             9,557  Orient Overseas International Ltd.                        93,437
                   -----------------------------------------------------------------------------------------------------------------
                   Media - 0.0%                              4,000  Television Broadcasts Ltd.                                28,145
                   -----------------------------------------------------------------------------------------------------------------
                   Real Estate Investment Trusts           222,414  The Link REIT                                            492,299
                   (REITs) - 0.1%
                   -----------------------------------------------------------------------------------------------------------------
                   Real Estate Management &                141,835  Cheung Kong Holdings Ltd.                              1,858,546
                   Development - 0.5%                      223,000  Hang Lung Properties Ltd.                                770,004
                                                            96,491  Henderson Land Development Co., Ltd.                     657,771
                                                             5,791  Hysan Development Co. Ltd.                                15,424
                                                            29,000  Kerry Properties Ltd.                                    182,136
                                                           185,484  New World Development Ltd.                               464,187
                                                            20,000  Shun Tak Holdings Ltd.                                    29,436
                                                            52,421  Sino Land Co.                                            109,140
                                                           131,324  Sun Hung Kai Properties Ltd.                           1,580,176

Master International Index Series
Schedule of Investments as of June 30, 2007                    (in U.S. dollars)

                                                            Shares
Country            Industry                                   Held  Common Stocks                                         Value
------------------------------------------------------------------------------------------------------------------------------------
                                                            72,577  Swire Pacific Ltd. Class A                        $      807,818
                                                            72,107  Wharf Holdings Ltd.                                      287,990
                                                                                                                      --------------
                                                                                                                           6,762,628
                   -----------------------------------------------------------------------------------------------------------------
                   Road & Rail - 0.0%                       71,000  MTR Corp.                                                168,224
                   -----------------------------------------------------------------------------------------------------------------
                   Semiconductors & Semiconductor            5,004  ASM Pacific Technology Ltd.                               36,248
                   Equipment - 0.0%
                   -----------------------------------------------------------------------------------------------------------------
                   Specialty Retail - 0.1%                  94,000  Esprit Holdings Ltd.                                   1,194,313
                                                           392,394  Giordano International Ltd.                              193,475
                                                                                                                      --------------
                                                                                                                           1,387,788
                   -----------------------------------------------------------------------------------------------------------------
                   Transportation Infrastructure -          23,349  Hopewell Holdings Ltd.                                    95,290
                   0.0%
                   -----------------------------------------------------------------------------------------------------------------
                   Wireless Telecommunication              176,647  Hutchison Telecommunications International Ltd.          227,520
                   Services - 0.1%
                   -----------------------------------------------------------------------------------------------------------------
                                                                    Total Common Stocks in Hong Kong                      19,557,897
------------------------------------------------------------------------------------------------------------------------------------
Ireland - 0.8%     Airlines - 0.0%                          49,611  Ryanair Holdings Plc (b)                                 330,975
                   -----------------------------------------------------------------------------------------------------------------
                   Beverages - 0.0%                         33,042  C&C Group Plc                                            445,697
                   -----------------------------------------------------------------------------------------------------------------
                   Building Products - 0.0%                  6,310  Kingspan Group Plc                                       176,984
                   -----------------------------------------------------------------------------------------------------------------
                   Commercial Banks - 0.4%                  78,283  Allied Irish Banks Plc                                 2,138,451
                                                            83,518  Bank of Ireland                                        1,685,745
                                                            25,893  Depfa Bank Plc                                           458,531
                                                                                                                      --------------
                                                                                                                           4,282,727
                   -----------------------------------------------------------------------------------------------------------------
                   Construction Materials - 0.2%            50,696  CRH Plc                                                2,505,356
                   -----------------------------------------------------------------------------------------------------------------
                   Food Products - 0.0%                     20,458  Greencore Group Plc                                      154,846
                                                             5,153  Iaws Group Plc                                           108,041
                                                             7,105  Kerry Group Plc                                          198,858
                                                                                                                      --------------
                                                                                                                             461,745
                   -----------------------------------------------------------------------------------------------------------------
                   Hotels, Restaurants & Leisure -             663  Paddy Power Plc                                           20,669
                   0.0%
                   -----------------------------------------------------------------------------------------------------------------
                   Household Durables - 0.0%                54,122  Waterford Wedgwood Plc (b)                                 2,930
                   -----------------------------------------------------------------------------------------------------------------
                   Industrial Conglomerates - 0.0%           2,954  DCC Plc                                                   99,673
                   -----------------------------------------------------------------------------------------------------------------
                   Insurance - 0.1%                         24,915  Irish Life & Permanent Plc                               624,945
                   -----------------------------------------------------------------------------------------------------------------
                   Media - 0.0%                             70,727  Independent News & Media Plc                             358,495
                   -----------------------------------------------------------------------------------------------------------------
                   Pharmaceuticals - 0.1%                   37,376  Elan Corp. Plc (b)                                       813,041
                   -----------------------------------------------------------------------------------------------------------------
                   Trading Companies &                      20,174  Grafton Group Plc                                        287,902
                   Distributors - 0.0%
                   -----------------------------------------------------------------------------------------------------------------
                                                                    Total Common Stocks in Ireland                        10,411,139
------------------------------------------------------------------------------------------------------------------------------------
Italy - 3.7%       Aerospace & Defense - 0.1%               28,143  Finmeccanica SpA                                         864,661
                   -----------------------------------------------------------------------------------------------------------------
                   Automobiles - 0.1%                       58,107  Fiat SpA                                               1,726,727
                   -----------------------------------------------------------------------------------------------------------------

Master International Index Series
Schedule of Investments as of June 30, 2007                    (in U.S. dollars)

                                                            Shares
Country            Industry                                   Held  Common Stocks                                         Value
------------------------------------------------------------------------------------------------------------------------------------
                   Capital Markets - 0.1%                   48,981  Mediobanca SpA                                    $    1,112,400
                   -----------------------------------------------------------------------------------------------------------------
                   Commercial Banks - 1.4%                 614,905  Banca Intesa SpA                                       4,584,570
                                                            64,173  Banca Intesa SpA (RNC)                                   448,849
                                                            77,015  Banca Monte dei Paschi di Siena SpA                      520,872
                                                            32,031  Banca Popolare di Milano Scrl                            488,141
                                                            63,915  Banco Popolare di Verona e Novara Scrl                 1,837,716
                                                           159,530  Capitalia SpA                                          1,581,239
                                                           649,240  UniCredito Italiano SpA                                5,797,880
                                                            59,070  Unione Di Banche Italiane SPCA                         1,501,264
                                                                                                                      --------------
                                                                                                                          16,760,531
                   -----------------------------------------------------------------------------------------------------------------
                   Construction Materials - 0.0%             6,019  Italcementi SpA                                          185,833
                   -----------------------------------------------------------------------------------------------------------------
                   Diversified Telecommunication           838,903  Telecom Italia SpA                                     2,296,748
                   Services - 0.3%                         478,015  Telecom Italia SpA (RNC)                               1,059,399
                                                                                                                      --------------
                                                                                                                           3,356,147
                   -----------------------------------------------------------------------------------------------------------------
                   Electric Utilities - 0.3%               347,974  Enel SpA                                               3,740,384
                                                           140,101  Terna SpA                                                483,158
                                                                                                                      --------------
                                                                                                                           4,223,542
                   -----------------------------------------------------------------------------------------------------------------
                   Food Products - 0.1%                    122,230  Parmalat SpA                                             516,624
                   -----------------------------------------------------------------------------------------------------------------
                   Gas Utilities - 0.0%                     84,550  Snam Rete Gas SpA                                        499,953
                   -----------------------------------------------------------------------------------------------------------------
                   Hotels, Restaurants & Leisure -           4,375  Autogrill SpA                                             92,563
                   0.0%                                      8,091  Lottomatica SpA                                          321,012
                                                                                                                      --------------
                                                                                                                             413,575
                   -----------------------------------------------------------------------------------------------------------------
                   Industrial Conglomerates - 0.0%         364,370  Pirelli & C SpA                                          433,378
                   -----------------------------------------------------------------------------------------------------------------
                   Insurance - 0.4%                         48,286  Alleanza Assicurazioni SpA                               631,183
                                                            83,701  Assicurazioni Generali SpA                             3,355,989
                                                             9,435  Fondiaria-Sai SpA                                        456,145
                                                            38,644  Mediolanum SpA                                           321,669
                                                            39,092  Unipol SpA (Preference Shares)                           133,999
                                                                                                                      --------------
                                                                                                                           4,898,985
                   -----------------------------------------------------------------------------------------------------------------
                   Media - 0.1%                             10,724  Arnoldo Mondadori Editore SpA                            104,978
                                                            81,824  Mediaset SpA                                             844,902
                                                           158,897  Seat Pagine Gialle SpA                                    95,243
                                                                                                                      --------------
                                                                                                                           1,045,123
                   -----------------------------------------------------------------------------------------------------------------
                   Oil, Gas & Consumable Fuels - 0.7%      215,605  Eni SpA                                                7,817,279
                                                             4,487  Eni SpA (a)(g)                                           324,634
                                                                                                                      --------------
                                                                                                                           8,141,913
                   -----------------------------------------------------------------------------------------------------------------

Master International Index Series
Schedule of Investments as of June 30, 2007                    (in U.S. dollars)

                                                            Shares
Country            Industry                                   Held  Common Stocks                                         Value
------------------------------------------------------------------------------------------------------------------------------------
                   Textiles, Apparel & Luxury                9,077  Bulgari SpA                                       $      145,581
                   Goods - 0.0%                              8,388  Luxottica Group SpA                                      325,850
                                                                                                                      --------------
                                                                                                                             471,431
                   -----------------------------------------------------------------------------------------------------------------
                   Transportation Infrastructure -          21,098  Autostrade SpA                                           700,684
                   0.1%
                   -----------------------------------------------------------------------------------------------------------------
                                                                    Total Common Stocks in Italy                          45,351,507
------------------------------------------------------------------------------------------------------------------------------------
Japan - 20.4%      Air Freight & Logistics - 0.0%           44,000  Yamato Transport Co., Ltd.                               621,989
                   -----------------------------------------------------------------------------------------------------------------
                   Airlines - 0.0%                          15,000  All Nippon Airways Co., Ltd.                              57,067
                                                           114,000  Japan Airlines Corp.                                     214,447
                                                                                                                      --------------
                                                                                                                             271,514
                   -----------------------------------------------------------------------------------------------------------------
                   Auto Components - 0.5%                   20,700  Aisin Seiki Co., Ltd.                                    759,485
                                                            59,000  Bridgestone Corp.                                      1,264,787
                                                            40,800  Denso Corp.                                            1,595,715
                                                            23,000  NGK Spark Plug Co., Ltd.                                 399,514
                                                             1,000  NHK Spring Co., Ltd.                                       9,625
                                                            14,300  NOK Corp.                                                301,823
                                                            11,900  Stanley Electric Co., Ltd.                               258,287
                                                            24,100  Sumitomo Rubber Industries, Ltd.                         287,643
                                                             1,800  Toyoda Gosei Co., Ltd.                                    50,753
                                                             1,500  Toyota Boshoku Corp.                                      37,910
                                                            13,700  Toyota Industries Corp.                                  636,544
                                                                                                                      --------------
                                                                                                                           5,602,086
                   -----------------------------------------------------------------------------------------------------------------
                   Automobiles - 1.8%                      138,200  Honda Motor Co., Ltd.                                  5,018,352
                                                           193,200  Nissan Motor Co., Ltd.                                 2,068,379
                                                           230,500  Toyota Motor Corp.                                    14,536,804
                                                            16,200  Yamaha Motor Co., Ltd.                                   470,047
                                                                                                                      --------------
                                                                                                                          22,093,582
                   -----------------------------------------------------------------------------------------------------------------
                   Beverages - 0.2%                         32,700  Asahi Breweries Ltd.                                     507,120
                                                               200  Coca-Cola West Holdings Co., Ltd.                          4,645
                                                             6,200  ITO EN, Ltd.                                             203,701
                                                            66,000  Kirin Holdings Co., Ltd.                                 987,256
                                                            25,000  Sapporo Holdings Ltd.                                    158,913
                                                            35,000  Takara Holdings, Inc.                                    233,400
                                                                                                                      --------------
                                                                                                                           2,095,035
                   -----------------------------------------------------------------------------------------------------------------
                   Building Products - 0.2%                 73,100  Asahi Glass Co., Ltd.                                    985,639
                                                             2,000  Central Glass Co., Ltd.                                   11,176
                                                            24,100  Daikin Industries Ltd.                                   877,796
                                                            16,300  JS Group Corp.                                           330,467
                                                            78,000  Nippon Sheet Glass Co., Ltd.                             356,073

Master International Index Series
Schedule of Investments as of June 30, 2007                    (in U.S. dollars)

                                                            Shares
Country            Industry                                   Held  Common Stocks                                         Value
------------------------------------------------------------------------------------------------------------------------------------
                                                            27,000  Sanwa Shutter Corp.                               $      156,601
                                                            21,000  Toto Ltd.                                                181,792
                                                                                                                      --------------
                                                                                                                           2,899,544
                   -----------------------------------------------------------------------------------------------------------------
                   Capital Markets - 0.5%                  128,000  Daiwa Securities Group, Inc.                           1,360,847
                                                             1,000  Jafco Co., Ltd.                                           45,979
                                                            10,300  Matsui Securities Co., Ltd.                               91,858
                                                            10,000  Mitsubishi UFJ Securities Co.                            112,048
                                                            33,000  Nikko Cordial Corp.                                      430,410
                                                           144,200  Nomura Holdings, Inc.                                  2,800,849
                                                               214  SBI E*trade Securities Co. Ltd.                          225,245
                                                             1,104  SBI Holdings, Inc.                                       350,218
                                                            43,300  Shinko Securities Co., Ltd.                              223,619
                                                                                                                      --------------
                                                                                                                           5,641,073
                   -----------------------------------------------------------------------------------------------------------------
                   Chemicals - 0.9%                         84,000  Asahi Kasei Corp.                                        551,874
                                                             3,000  Daicel Chemical Industries Ltd.                           19,524
                                                            28,000  Dainippon Ink and Chemicals, Inc.                        108,038
                                                             9,000  Denki Kagaku Kogyo Kabushiki Kaisha                       40,507
                                                             2,800  Hitachi Chemical Co., Ltd.                                63,321
                                                            20,900  JSR Corp.                                                504,317
                                                            13,000  Kaneka Corp.                                             108,874
                                                             2,000  Kansai Paint Co., Ltd.                                    17,482
                                                            40,000  Kuraray Co., Ltd.                                        468,878
                                                            86,500  Mitsubishi Chemical Holdings Corp.                       794,061
                                                            20,000  Mitsubishi Gas Chemical Co., Inc.                        182,576
                                                            68,000  Mitsubishi Rayon Co., Ltd.                               484,352
                                                            37,000  Mitsui Chemicals, Inc.                                   281,022
                                                            16,000  Nippon Kayaku Co., Ltd.                                  126,719
                                                             6,000  Nippon Sanso Corp.                                        46,393
                                                            25,000  Nissan Chemical Industries Ltd.                          294,156
                                                            16,910  Nitto Denko Corp.                                        852,322
                                                            37,500  Shin-Etsu Chemical Co., Ltd.                           2,677,410
                                                           137,000  Showa Denko KK                                           495,453
                                                            13,000  Sumitomo Bakelite Co., Ltd.                               91,018
                                                           135,000  Sumitomo Chemical Co., Ltd.                              905,905
                                                            99,000  Teijin Ltd.                                              541,477
                                                            27,000  Tokuyama Corp.                                           350,990
                                                           133,700  Toray Industries, Inc.                                   987,965
                                                            40,000  Tosoh Corp.                                              221,874

Master International Index Series
Schedule of Investments as of June 30, 2007                    (in U.S. dollars)

                                                            Shares
Country            Industry                                   Held  Common Stocks                                         Value
------------------------------------------------------------------------------------------------------------------------------------
                                                            99,000  Ube Industries Ltd.                               $      304,759
                                                            15,000  Zeon Corp.                                               159,454
                                                                                                                      --------------
                                                                                                                          11,680,721
                   -----------------------------------------------------------------------------------------------------------------
                   Commercial Banks - 2.0%                  11,000  The 77 Bank Ltd.                                          71,390
                                                            11,000  The Bank of Kyoto Ltd.                                   131,771
                                                           121,000  The Bank of Yokohama Ltd.                                847,457
                                                            52,000  The Chiba Bank Ltd.                                      460,921
                                                            62,000  Fukuoka Financial Group, Inc.                            409,892
                                                            13,000  The Gunma Bank Ltd.                                       87,390
                                                            15,000  The Hachijuni Bank Ltd.                                  105,645
                                                            18,000  The Hiroshima Bank Ltd.                                   99,677
                                                            78,100  Hokuhoku Financial Group, Inc.                           252,476
                                                            34,000  The Joyo Bank Ltd.                                       211,267
                                                               677  Mitsubishi UFJ Financial Group, Inc.                   7,461,006
                                                            48,000  Mitsui Trust Holdings, Inc.                              417,624
                                                               797  Mizuho Financial Group, Inc.                           5,506,102
                                                            34,000  The Nishi-Nippon City Bank Ltd.                          124,416
                                                               531  Resona Holdings, Inc.                                  1,268,462
                                                                12  Sapporo Hokuyo Holdings, Inc.                            132,268
                                                           158,000  Shinsei Bank Ltd.                                        638,562
                                                            63,000  The Shizuoka Bank Ltd.                                   639,241
                                                               568  Sumitomo Mitsui Financial Group, Inc.                  5,295,127
                                                            95,000  The Sumitomo Trust & Banking Co., Ltd.                   904,829
                                                             8,000  Suruga Bank Ltd.                                         100,820
                                                                                                                      --------------
                                                                                                                          25,166,343
                   -----------------------------------------------------------------------------------------------------------------
                   Commercial Services & Supplies -         64,000  Dai Nippon Printing Co., Ltd.                            955,085
                   0.2%                                        353  The Goodwill Group, Inc.                                 121,539
                                                             4,500  Kokuyo Co., Ltd.                                          52,785
                                                             8,300  Meitec Corp.                                             237,774
                                                            10,200  Park24 Co. Ltd.                                          102,401
                                                            21,500  Secom Co., Ltd.                                        1,014,302
                                                            48,000  Toppan Printing Co., Ltd.                                515,794
                                                                                                                      --------------
                                                                                                                           2,999,680
                   -----------------------------------------------------------------------------------------------------------------
                   Computers & Peripherals - 0.4%          144,000  Fujitsu Ltd.                                           1,060,740
                                                             9,700  Mitsumi Electric Co., Ltd.                               347,599
                                                           198,000  NEC Corp.                                              1,019,326
                                                             8,000  Seiko Epson Corp.                                        231,580
                                                           245,000  Toshiba Corp.                                          2,134,633
                                                                                                                      --------------
                                                                                                                           4,793,878
                   -----------------------------------------------------------------------------------------------------------------

Master International Index Series
Schedule of Investments as of June 30, 2007                    (in U.S. dollars)

                                                            Shares
Country            Industry                                   Held  Common Stocks                                         Value
------------------------------------------------------------------------------------------------------------------------------------
                   Construction & Engineering - 0.2%         8,457  COMSYS Holdings Corp.                             $       97,949
                                                            18,000  Chiyoda Corp.                                            342,987
                                                            23,000  JGC Corp.                                                430,987
                                                           105,800  Kajima Corp.                                             442,197
                                                             8,000  Kinden Corp.                                              69,460
                                                            38,000  Nishimatsu Construction Co., Ltd.                        134,174
                                                            68,000  Obayashi Corp.                                           370,443
                                                            13,000  Okumura Corp.                                             66,531
                                                            34,000  Shimizu Corp.                                            196,980
                                                           119,000  Taisei Corp.                                             402,258
                                                             3,000  Toda Corp.                                                15,950
                                                                                                                      --------------
                                                                                                                           2,569,916
                   -----------------------------------------------------------------------------------------------------------------
                   Construction Materials - 0.0%            83,000  Sumitomo Osaka Cement Co., Ltd.                          219,865
                                                            78,000  Taiheiyo Cement Corp.                                    345,009
                                                                                                                      --------------
                                                                                                                             564,874
                   -----------------------------------------------------------------------------------------------------------------
                   Consumer Finance - 0.3%                   3,550  Acom Co., Ltd.                                           127,353
                                                            13,800  Aeon Credit Service Co., Ltd.                            218,967
                                                            10,250  Aiful Corp.                                              294,308
                                                            19,500  Credit Saison Co., Ltd.                                  507,537
                                                               200  Hitachi Capital Corp.                                      3,049
                                                             7,430  ORIX Corp.                                             1,958,453
                                                             3,750  Promise Co., Ltd.                                        115,702
                                                            12,400  Takefuji Corp.                                           416,989
                                                                                                                      --------------
                                                                                                                           3,642,358
                   -----------------------------------------------------------------------------------------------------------------
                   Containers & Packaging - 0.0%             6,700  Toyo Seikan Kaisha Ltd.                                  129,512
                   -----------------------------------------------------------------------------------------------------------------
                   Distributors - 0.0%                       1,000  Canon Marketing Japan Inc.                                20,457
                   -----------------------------------------------------------------------------------------------------------------
                   Diversified Consumer Services -           2,300  Benesse Corp.                                             66,634
                   0.0%
                   -----------------------------------------------------------------------------------------------------------------
                   Diversified Financial Services -          1,100  Diamond Lease Co., Ltd.                                   49,409
                   0.0%
                   -----------------------------------------------------------------------------------------------------------------
                   Diversified Telecommunication               463  Nippon Telegraph & Telephone Corp.                     2,048,922
                   Services - 0.2%
                   -----------------------------------------------------------------------------------------------------------------
                   Electric Utilities - 0.7%                62,800  Chubu Electric Power Co., Inc.                         1,666,279
                                                             9,900  Hokkaido Electric Power Co., Inc.                        214,911
                                                            67,900  The Kansai Electric Power Co., Inc.                    1,605,834
                                                            27,300  Kyushu Electric Power Co., Inc.                          715,517
                                                            37,100  Tohoku Electric Power Co., Inc.                          832,209
                                                           109,200  The Tokyo Electric Power Co., Inc.                     3,512,627
                                                                                                                      --------------
                                                                                                                           8,547,377
                   -----------------------------------------------------------------------------------------------------------------

Master International Index Series
Schedule of Investments as of June 30, 2007                    (in U.S. dollars)

                                                            Shares
Country            Industry                                   Held  Common Stocks                                         Value
------------------------------------------------------------------------------------------------------------------------------------
                   Electrical Equipment - 0.3%              18,800  Fuji Electric Holdings Co., Ltd.                  $       95,360
                                                            40,000  Fujikura Ltd.                                            297,080
                                                            41,000  Furukawa Electric Co., Ltd.                              226,431
                                                            21,873  Matsushita Electric Works Ltd.                           279,660
                                                           155,000  Mitsubishi Electric Corp.                              1,435,840
                                                            53,800  Sumitomo Electric Industries Ltd.                        801,015
                                                             2,900  Ushio, Inc.                                               64,331
                                                                                                                      --------------
                                                                                                                           3,199,717
                   -----------------------------------------------------------------------------------------------------------------
                   Electronic Equipment &                   26,100  Alps Electric Co., Ltd.                                  260,774
                   Instruments - 1.0%                       43,200  Citizens Holding Co. Ltd.                                389,581
                                                            30,000  Dainippon Screen Manufacturing Co., Ltd.                 226,401
                                                             1,600  Hirose Electric Co., Ltd.                                210,403
                                                           306,000  Hitachi Ltd.                                           2,165,410
                                                            40,000  Hoya Corp.                                             1,326,925
                                                            12,700  Ibiden Co., Ltd.                                         819,448
                                                             2,600  Keyence Corp.                                            568,000
                                                            12,900  Kyocera Corp.                                          1,370,455
                                                             1,100  Mabuchi Motor Co., Ltd.                                   67,366
                                                            16,800  Murata Manufacturing Co., Ltd.                         1,264,040
                                                             7,200  Nidec Corp.                                              422,417
                                                            35,500  Nippon Electric Glass Co.                                625,895
                                                            96,000  Oki Electric Industry Co., Ltd.                          178,175
                                                            13,700  Omron Corp.                                              359,613
                                                            12,300  TDK Corp.                                              1,190,433
                                                            15,000  Taiyo Yuden Co., Ltd.                                    346,974
                                                            10,000  Yaskawa Electric Corp.                                   113,666
                                                             9,500  Yokogawa Electric Corp.                                  127,348
                                                                                                                      --------------
                                                                                                                          12,033,324
                   -----------------------------------------------------------------------------------------------------------------
                   Food & Staples Retailing - 0.3%          61,600  Aeon Co., Ltd.                                         1,143,404
                                                               200  Circle K Sunkus Co., Ltd.                                  3,490
                                                             3,600  FamilyMart Co., Ltd.                                      94,878
                                                             7,900  Lawson, Inc.                                             273,250
                                                             3,000  Matsumotokiyoshi Co., Ltd.                                65,868
                                                            69,300  Seven & I Holdings Co. Ltd.                            1,980,967
                                                             4,000  UNY Co., Ltd.                                             47,415
                                                                                                                      --------------
                                                                                                                           3,609,272
                   -----------------------------------------------------------------------------------------------------------------
                   Food Products - 0.2%                     66,000  Ajinomoto Co., Inc.                                      760,203
                                                               100  House Foods Corp.                                          1,535

Master International Index Series
Schedule of Investments as of June 30, 2007                    (in U.S. dollars)

                                                            Shares
Country            Industry                                   Held  Common Stocks                                         Value
------------------------------------------------------------------------------------------------------------------------------------
                                                            22,000  Kikkoman Corp.                                    $      326,793
                                                            45,000  Meiji Dairies Corp.                                      286,658
                                                            26,000  Nichirei Corp.                                           133,776
                                                             6,000  Nippon Meat Packers, Inc.                                 72,575
                                                            11,000  Nisshin Seifun Group, Inc.                               108,805
                                                             8,000  Nissin Food Products Co., Ltd.                           268,165
                                                            12,500  QP Corp.                                                 120,105
                                                            10,000  Toyo Suisan Kaisha, Ltd.                                 180,372
                                                             4,300  Yakult Honsha Co., Ltd.                                  108,730
                                                             6,000  Yamazaki Baking Co., Ltd.                                 51,224
                                                                                                                      --------------
                                                                                                                           2,418,941
                   -----------------------------------------------------------------------------------------------------------------
                   Gas Utilities - 0.1%                    163,000  Osaka Gas Co., Ltd.                                      605,668
                                                           224,000  Tokyo Gas Co., Ltd.                                    1,062,171
                                                                                                                      --------------
                                                                                                                           1,667,839
                   -----------------------------------------------------------------------------------------------------------------
                   Health Care Equipment & Supplies -       16,000  Olympus Corp.                                            624,230
                   0.1%                                     18,000  Terumo Corp.                                             695,475
                                                                                                                      --------------
                                                                                                                           1,319,705
                   -----------------------------------------------------------------------------------------------------------------
                   Health Care Providers & Services -          900  Alfresa Holdings Corp.                                    62,826
                   0.0%                                      8,600  Mediceo Paltac Holdings Co. Ltd.                         131,706
                                                             2,600  Suzuken Co., Ltd.                                         81,217
                                                                                                                      --------------
                                                                                                                             275,749
                   -----------------------------------------------------------------------------------------------------------------
                   Hotels, Restaurants & Leisure -           1,800  Oriental Land Co., Ltd.                                   93,993
                   0.0%                                         39  ROUND ONE Corp.                                           70,806
                                                                                                                      --------------
                                                                                                                             164,799
                   -----------------------------------------------------------------------------------------------------------------
                   Household Durables - 1.0%                28,000  Casio Computer Co., Ltd.                                 436,573
                                                             4,300  Daito Trust Construction Co., Ltd.                       204,756
                                                            38,000  Daiwa House Industry Co., Ltd.                           543,133
                                                            58,000  HASEKO Corp. (b)                                         171,517
                                                            12,600  Makita Corp.                                             561,320
                                                           166,000  Matsushita Electric Industrial Co., Ltd.               3,289,649
                                                            23,500  Pioneer Corp.                                            319,611
                                                           203,000  Sanyo Electric Co., Ltd. (b)                             332,399
                                                            21,000  Sekisui Chemical Co., Ltd.                               162,300
                                                            53,000  Sekisui House Ltd.                                       706,465
                                                            93,000  Sharp Corp.                                            1,763,047
                                                            83,400  Sony Corp.                                             4,281,071
                                                                                                                      --------------
                                                                                                                          12,771,841
                   -----------------------------------------------------------------------------------------------------------------

Master International Index Series
Schedule of Investments as of June 30, 2007                    (in U.S. dollars)

                                                            Shares
Country            Industry                                   Held  Common Stocks                                         Value
------------------------------------------------------------------------------------------------------------------------------------
                   Household Products - 0.1%                49,000  Kao Corp.                                         $    1,268,678
                                                             2,200  Uni-Charm Corp.                                          124,726
                                                                                                                      --------------
                                                                                                                           1,393,404
                   -----------------------------------------------------------------------------------------------------------------
                   IT Services - 0.1%                        8,200  CSK Holdings Corp.                                       288,770
                                                               700  Itochu Techno-Science Corp.                               27,450
                                                                80  NTT Data Corp.                                           379,561
                                                            12,500  Nomura Research Institute Ltd.                           367,687
                                                               100  Obic Co., Ltd.                                            19,751
                                                               400  Otsuka Shokai Co., Ltd.                                   37,936
                                                             7,400  TIS, Inc.                                                169,953
                                                                                                                      --------------
                                                                                                                           1,291,108
                   -----------------------------------------------------------------------------------------------------------------
                   Independent Power Producers &            11,400  Electric Power Development Co.                           453,013
                   Energy Traders - 0.0%
                   -----------------------------------------------------------------------------------------------------------------
                   Industrial Conglomerates - 0.0%          79,000  Hankyu Hanshin Holdings, Inc.                            417,162
                   -----------------------------------------------------------------------------------------------------------------
                   Insurance - 0.5%                         65,200  Millea Holdings, Inc.                                  2,680,520
                                                           104,000  Mitsui Sumitomo Insurance Co., Ltd.                    1,334,293
                                                            70,800  Sompo Japan Insurance, Inc.                              865,935
                                                            18,900  T&D Holdings, Inc.                                     1,276,391
                                                                                                                      --------------
                                                                                                                           6,157,139
                   -----------------------------------------------------------------------------------------------------------------
                   Internet & Catalog Retail - 0.0%            853  Rakuten, Inc.                                            286,769
                   -----------------------------------------------------------------------------------------------------------------
                   Internet Software & Services - 0.1%          55  Access Co. Ltd. (b)                                      165,885
                                                               267  eAccess Ltd.                                             159,308
                                                             1,045  Yahoo! Japan Corp.                                       354,285
                                                                                                                      --------------
                                                                                                                             679,478
                   -----------------------------------------------------------------------------------------------------------------
                   Leisure Equipment & Products - 0.3%      45,400  Fuji Photo Film Co., Ltd.                              2,029,175
                                                            11,100  Namco Bandai Holdings, Inc.                              175,338
                                                            30,000  Nikon Corp.                                              835,478
                                                             6,700  Sankyo Co., Ltd. (Gunma)                                 282,132
                                                            20,832  Sega Sammy Holdings, Inc.                                337,098
                                                             3,200  Shimano, Inc.                                            109,744
                                                             9,300  Yamaha Corp.                                             193,263
                                                                                                                      --------------
                                                                                                                           3,962,228
                   -----------------------------------------------------------------------------------------------------------------
                   Machinery - 1.1%                         21,000  Amada Co., Ltd.                                          262,632
                                                             9,500  Daifuku Co., Ltd.                                        130,960
                                                            62,000  Ebara Corp.                                              284,397
                                                            17,100  Fanuc Ltd.                                             1,764,948
                                                             5,000  Hino Motors Ltd.                                          29,891
                                                            11,300  Hitachi Construction Machinery Co., Ltd.                 392,629

Master International Index Series
Schedule of Investments as of June 30, 2007                    (in U.S. dollars)

                                                            Shares
Country            Industry                                   Held  Common Stocks                                         Value
------------------------------------------------------------------------------------------------------------------------------------
                                                            80,000  IHI Corp.                                         $      291,770
                                                             8,700  JTEKT Corp.                                              157,127
                                                            38,000  The Japan Steel Works, Ltd.                              578,218
                                                           152,000  Kawasaki Heavy Industries Ltd.                           620,107
                                                            82,000  Komatsu Ltd.                                           2,376,614
                                                           114,000  Kubota Corp.                                             921,506
                                                            11,600  Kurita Water Industries Ltd.                             364,194
                                                            31,000  Minebea Co., Ltd.                                        175,216
                                                           298,200  Mitsubishi Heavy Industries Ltd.                       1,909,830
                                                            84,000  Mitsui Engineering & Shipbuilding Co., Ltd.              447,900
                                                            29,000  NGK Insulators Ltd.                                      712,213
                                                            24,000  NSK Ltd.                                                 248,122
                                                            19,000  NTN Corp.                                                163,820
                                                            19,000  OKUMA Corp.                                              300,169
                                                               900  OSG Corp.                                                 12,399
                                                             3,900  SMC Corp.                                                518,405
                                                            41,000  Sumitomo Heavy Industries Ltd.                           463,521
                                                             6,000  THK Co., Ltd.                                            150,258
                                                                                                                      --------------
                                                                                                                          13,276,846
                   -----------------------------------------------------------------------------------------------------------------
                   Marine - 0.2%                            55,000  Kawasaki Kisen Kaisha Ltd.                               670,766
                                                           103,000  Mitsui OSK Lines Ltd.                                  1,396,569
                                                           112,000  Nippon Yusen Kabushiki Kaisha                          1,027,199
                                                                                                                      --------------
                                                                                                                           3,094,534
                   -----------------------------------------------------------------------------------------------------------------
                   Media - 0.1%                                600  Asatsu-DK, Inc.                                           20,337
                                                               117  Dentsu, Inc.                                             331,687
                                                                58  Fuji Television Network, Inc.                            116,716
                                                               600  Hakuhodo DY Holdings, Inc.                                39,616
                                                                29  Jupiter Telecommunications Co., Ltd. (b)                  23,724
                                                             4,700  Toho Co., Ltd.                                            85,110
                                                             3,700  Tokyo Broadcasting System, Inc.                          113,223
                                                                                                                      --------------
                                                                                                                             730,413
                   -----------------------------------------------------------------------------------------------------------------
                   Metals & Mining - 1.0%                   26,000  DAIDO STEEL CO., LTD.                                    176,986
                                                            17,000  Dowa Mining Co., Ltd.                                    181,116
                                                            47,700  JFE Holdings, Inc.                                     2,964,849
                                                           261,000  Kobe Steel Ltd.                                          989,905
                                                           120,000  Mitsubishi Materials Corp.                               654,233
                                                            68,000  Mitsui Mining & Smelting Co., Ltd.                       317,278
                                                            87,800  Nippon Light Metal Co., Ltd.                             229,092

Master International Index Series
Schedule of Investments as of June 30, 2007                    (in U.S. dollars)

                                                            Shares
Country            Industry                                   Held  Common Stocks                                         Value
------------------------------------------------------------------------------------------------------------------------------------
                                                           505,000  Nippon Steel Corp.                                $    3,552,426
                                                            47,000  Nisshin Steel Co., Ltd.                                  214,478
                                                           332,000  Sumitomo Metal Industries Ltd.                         1,951,883
                                                            42,000  Sumitomo Metal Mining Co., Ltd.                          910,506
                                                             1,600  Sumitomo Titanium Corp.                                  149,387
                                                               800  Toho Titanium Co. Ltd.                                    32,428
                                                             7,500  Tokyo Steel Manufacturing Co., Ltd.                      117,452
                                                                                                                      --------------
                                                                                                                          12,442,019
                   -----------------------------------------------------------------------------------------------------------------
                   Multiline Retail - 0.2%                   9,000  Daimaru, Inc.                                            107,493
                                                             6,000  Hankyu Department Stores                                  63,878
                                                            21,400  Isetan Co., Ltd.                                         351,592
                                                            37,600  Marui Co., Ltd.                                          475,063
                                                            59,000  Mitsukoshi Ltd.                                          295,273
                                                             3,900  Ryohin Keikaku Co., Ltd.                                 241,407
                                                            36,000  Takashimaya Co., Ltd.                                    454,833
                                                                                                                      --------------
                                                                                                                           1,989,539
                   -----------------------------------------------------------------------------------------------------------------
                   Office Electronics - 0.6%                88,800  Canon, Inc.                                            5,207,501
                                                            51,000  Konica Minolta Holdings, Inc.                            751,669
                                                            64,000  Ricoh Co., Ltd.                                        1,480,727
                                                                                                                      --------------
                                                                                                                           7,439,897
                   -----------------------------------------------------------------------------------------------------------------
                   Oil, Gas & Consumable Fuels - 0.3%          800  Idemitsu Kosan Co. Ltd.                                   89,526
                                                                58  Inpex Holdings, Inc.                                     541,981
                                                             4,200  Japan Petrolleum Explora                                 296,557
                                                            77,500  Nippon Mining Holdings, Inc.                             741,421
                                                           123,000  Nippon Oil Corp.                                       1,142,383
                                                            25,100  Showa Shell Sekiyu KK                                    311,249
                                                            11,000  TonenGeneral Sekiyu KK                                   107,289
                                                                                                                      --------------
                                                                                                                           3,230,406
                   -----------------------------------------------------------------------------------------------------------------
                   Paper & Forest Products - 0.0%               97  Nippon Paper Group, Inc.                                 322,986
                                                            49,000  OJI Paper Co., Ltd.                                      238,208
                                                                                                                      --------------
                                                                                                                             561,194
                   -----------------------------------------------------------------------------------------------------------------
                   Personal Products - 0.1%                  9,000  Aderans Co., Ltd.                                        189,508
                                                            25,000  Shiseido Co., Ltd.                                       533,660
                                                                                                                      --------------
                                                                                                                             723,168
                   -----------------------------------------------------------------------------------------------------------------
                   Pharmaceuticals - 0.9%                   49,400  Astellas Pharma, Inc.                                  2,148,771
                                                            29,700  Chugai Pharmaceutical Co., Ltd.                          533,671
                                                            65,300  Daiichi Sankyo Co. Ltd.                                1,732,580
                                                            25,000  Eisai Co., Ltd.                                        1,091,682

Master International Index Series
Schedule of Investments as of June 30, 2007                    (in U.S. dollars)

                                                            Shares
Country            Industry                                   Held  Common Stocks                                         Value
------------------------------------------------------------------------------------------------------------------------------------
                                                            43,000  Kyowa Hakko Kogyo Co., Ltd.                       $      405,791
                                                             5,000  Santen Pharmaceutical Co., Ltd.                          121,756
                                                            31,000  Shionogi & Co., Ltd.                                     505,305
                                                             6,000  Taisho Pharmaceutical Co., Ltd.                          119,039
                                                            70,400  Takeda Pharmaceutical Co., Ltd.                        4,547,942
                                                            13,000  Tanabe Seiyaku Co., Ltd.                                 154,567
                                                                                                                      --------------
                                                                                                                          11,361,104
                   -----------------------------------------------------------------------------------------------------------------
                   Real Estate Investment Trusts                70  Japan Prime Realty Investment Corp.                      273,018
                   (REITs) - 0.2%                               46  Japan Real Estate Investment Corp.                       540,604
                                                                45  Japan Retail Fund Investment Corp.                       390,028
                                                                51  Nippon Building Fund, Inc.                               707,475
                                                                21  Nomura Real Estate Office Fund, Inc.                     226,392
                                                                                                                      --------------
                                                                                                                           2,137,517
                   -----------------------------------------------------------------------------------------------------------------
                   Real Estate Management &                  1,700  Aeon Mall Co. Ltd.                                        52,269
                   Development - 0.6%                          188  KK DaVinci Advisors (b)                                  164,125
                                                             8,100  Leopalace21 Corp.                                        276,798
                                                            95,000  Mitsubishi Estate Co., Ltd.                            2,577,411
                                                            77,000  Mitsui Fudosan Co., Ltd.                               2,158,181
                                                                40  NTT Urban Development Co.                                 77,453
                                                               600  Nomura Real Estate Holdings, Inc.                         19,487
                                                            30,000  Sumitomo Realty & Development Co., Ltd.                  976,993
                                                            30,000  Tokyo Tatemono Co., Ltd.                                 373,490
                                                            28,000  Tokyu Land Corp.                                         297,727
                                                                                                                      --------------
                                                                                                                           6,973,934
                   -----------------------------------------------------------------------------------------------------------------
                   Road & Rail - 0.6%                          149  Central Japan Railway Co.                              1,572,032
                                                               312  East Japan Railway Co.                                 2,404,026
                                                            17,000  Keihin Electric Express Railway Co., Ltd.                112,232
                                                            28,000  Keio Electric Railway Co., Ltd.                          186,430
                                                            33,000  Keisei Electric Railway Co., Ltd.                        193,191
                                                            91,000  Kintetsu Corp.                                           274,096
                                                            72,000  Nippon Express Co., Ltd.                                 409,289
                                                            32,000  Odakyu Electric Railway Co., Ltd.                        197,327
                                                            13,000  Seino Holdings Corp.                                     123,055
                                                            38,000  Tobu Railway Co., Ltd.                                   171,773
                                                           114,000  Tokyu Corp.                                              761,919
                                                               157  West Japan Railway Co.                                   731,029
                                                                                                                      --------------
                                                                                                                           7,136,399
                   -----------------------------------------------------------------------------------------------------------------

Master International Index Series
Schedule of Investments as of June 30, 2007                    (in U.S. dollars)

                                                            Shares
Country            Industry                                   Held  Common Stocks                                         Value
------------------------------------------------------------------------------------------------------------------------------------
                   Semiconductors & Semiconductor           16,200  Advantest Corp.                                   $      705,349
                   Equipment - 0.3%                         10,600  Elpida Memory, Inc. (b)                                  465,475
                                                             1,300  NEC Electronics Corp. (b)                                 34,142
                                                             7,600  Rohm Co., Ltd.                                           674,466
                                                            21,000  Sanken Electric Co., Ltd.                                203,144
                                                             1,600  Shinko Electric Industries                                34,434
                                                            10,800  Sumco Corp.                                              541,136
                                                            13,200  Tokyo Electron Ltd.                                      971,118
                                                             6,400  Tokyo Seimitsu Co. Ltd.                                  247,332
                                                                                                                      --------------
                                                                                                                           3,876,596
                   -----------------------------------------------------------------------------------------------------------------
                   Software - 0.3%                           6,700  Fuji Soft, Inc.                                          157,598
                                                             4,100  Konami Corp.                                              94,163
                                                             8,600  Nintendo Co., Ltd.                                     3,137,653
                                                               900  Oracle Corp. Japan                                        39,722
                                                            11,500  Trend Micro, Inc.                                        371,291
                                                                                                                      --------------
                                                                                                                           3,800,427
                   -----------------------------------------------------------------------------------------------------------------
                   Specialty Retail - 0.1%                   2,600  Aoyama Trading Co., Ltd.                                  79,979
                                                             3,900  Autobacs Seven Co., Ltd.                                 121,686
                                                               200  EDION Corp.                                                2,598
                                                             3,300  Fast Retailing Co., Ltd.                                 234,879
                                                               950  Nitori Co., Ltd.                                          47,426
                                                             5,800  Shimachu Co., Ltd.                                       155,956
                                                               600  Shimamura Co., Ltd.                                       64,100
                                                               680  USS Co., Ltd.                                             43,294
                                                             8,500  Yamada Denki Co., Ltd.                                   887,717
                                                                                                                      --------------
                                                                                                                           1,637,635
                   -----------------------------------------------------------------------------------------------------------------
                   Textiles, Apparel & Luxury Goods -       13,000  Asics Corp.                                              160,624
                   0.1%                                     22,000  Gunze Ltd.                                               128,485
                                                            23,000  Nisshinbo Industries, Inc.                               321,256
                                                             7,000  Onward Kashiyama Co., Ltd.                                89,350
                                                            12,000  Toyobo Co., Ltd.                                          34,339
                                                            11,000  Wacoal  Holdings Corp.                                   135,631
                                                                                                                      --------------
                                                                                                                             869,685
                   -----------------------------------------------------------------------------------------------------------------
                   Tobacco - 0.2%                              416  Japan Tobacco, Inc.                                    2,050,566
                   -----------------------------------------------------------------------------------------------------------------
                   Trading Companies &                       1,400  Hitachi High-Technologies Corp.                           36,320
                   Distributors - 0.9%                     142,000  Itochu Corp.                                           1,644,277
                                                           119,000  Marubeni Corp.                                           978,903
                                                           110,400  Mitsubishi Corp.                                       2,892,705

Master International Index Series
Schedule of Investments as of June 30, 2007                    (in U.S. dollars)

                                                            Shares
Country            Industry                                   Held  Common Stocks                                         Value
------------------------------------------------------------------------------------------------------------------------------------
                                                           138,000  Mitsui & Co., Ltd.                                $    2,754,067
                                                           106,300  Sojitz Corp.                                             475,122
                                                            86,000  Sumitomo Corp.                                         1,567,913
                                                            13,000  Toyota Tsusho Corp.                                      300,693
                                                                                                                      --------------
                                                                                                                          10,650,000
                   -----------------------------------------------------------------------------------------------------------------
                   Transportation Infrastructure -           6,000  Kamigumi Co., Ltd.                                        51,984
                   0.0%                                      7,000  Mitsubishi Logistics Corp.                               115,230
                                                                                                                      --------------
                                                                                                                             167,214
                   -----------------------------------------------------------------------------------------------------------------
                   Wireless Telecommunication                  227  KDDI Corp.                                             1,681,625
                   Services - 0.4%                           1,493  NTT DoCoMo, Inc.                                       2,361,326
                                                            58,700  Softbank Corp.                                         1,264,954
                                                                                                                      --------------
                                                                                                                           5,307,905
                   -----------------------------------------------------------------------------------------------------------------
                                                                    Total Common Stocks in Japan                         253,063,390
------------------------------------------------------------------------------------------------------------------------------------
Luxembourg -       Personal Products - 0.0%                  1,633  Oriflame Cosmetics SA                                     76,658
0.0%               -----------------------------------------------------------------------------------------------------------------
                                                                    Total Common Stocks in Luxembourg                         76,658
------------------------------------------------------------------------------------------------------------------------------------
Netherlands -      Air Freight & Logistics - 0.2%           41,738  TNT NV                                                 1,884,546
3.7%               -----------------------------------------------------------------------------------------------------------------
                   Beverages - 0.1%                         19,518  Heineken NV                                            1,144,180
                   -----------------------------------------------------------------------------------------------------------------
                   Chemicals - 0.2%                         22,133  Akzo Nobel NV                                          1,910,504
                                                            15,917  Koninklijke DSM NV                                       783,917
                                                                                                                      --------------
                                                                                                                           2,694,421
                   -----------------------------------------------------------------------------------------------------------------
                   Commercial Banks - 0.5%                 147,900  ABN AMRO Holding NV                                    6,781,561
                   -----------------------------------------------------------------------------------------------------------------
                   Commercial Services & Supplies -         14,967  Corporate Express NV                                     229,510
                   0.1%                                      3,129  Randstad Holdings NV                                     247,656
                                                            18,456  Vedior NV                                                551,534
                                                                                                                      --------------
                                                                                                                           1,028,700
                   -----------------------------------------------------------------------------------------------------------------
                   Diversified Financial Services -        152,241  ING Groep NV CVA                                       6,700,707
                   0.5%
                   -----------------------------------------------------------------------------------------------------------------
                   Diversified Telecommunication           169,444  Koninklijke KPN NV                                     2,811,210
                   Services - 0.2%
                   -----------------------------------------------------------------------------------------------------------------
                   Energy Equipment & Services - 0.1%        3,102  Fugro NV                                                 196,518
                                                            16,480  SBM Offshore NV                                          628,547
                                                                                                                      --------------
                                                                                                                             825,065
                   -----------------------------------------------------------------------------------------------------------------
                   Food & Staples Retailing - 0.1%         131,893  Koninklijke Ahold NV (b)                               1,654,319
                   -----------------------------------------------------------------------------------------------------------------
                   Food Products - 0.4%                     17,009  Royal Numico NV                                          883,883
                                                           139,987  Unilever NV                                            4,344,332
                                                                                                                      --------------
                                                                                                                           5,228,215
                   -----------------------------------------------------------------------------------------------------------------
                   Household Durables - 0.3%                95,445  Koninklijke Philips Electronics NV                     4,044,668
                   -----------------------------------------------------------------------------------------------------------------
                   Insurance - 0.2%                        122,034  Aegon NV                                               2,401,875
                   -----------------------------------------------------------------------------------------------------------------

Master International Index Series
Schedule of Investments as of June 30, 2007                    (in U.S. dollars)

                                                            Shares
Country            Industry                                   Held  Common Stocks                                         Value
------------------------------------------------------------------------------------------------------------------------------------
                   Media - 0.2%                             69,999  Reed Elsevier NV                                  $    1,330,382
                                                            23,059  Wolters Kluwer NV                                        703,187
                                                                                                                      --------------
                                                                                                                           2,033,569
                   -----------------------------------------------------------------------------------------------------------------
                   Metals & Mining - 0.4%                   81,778  Arcelor Mittal                                         5,111,306
                   -----------------------------------------------------------------------------------------------------------------
                   Office Electronics - 0.0%                   283  OCE NV                                                     5,520
                   -----------------------------------------------------------------------------------------------------------------
                   Real Estate Investment Trusts             1,928  Corio NV                                                 151,014
                   (REITs) - 0.1%                            2,822  Wereldhave NV                                            393,109
                                                                                                                      --------------
                                                                                                                             544,123
                   -----------------------------------------------------------------------------------------------------------------
                   Semiconductors & Semiconductor           44,541  ASML Holding NV (b)                                    1,223,780
                   Equipment - 0.1%
                   -----------------------------------------------------------------------------------------------------------------
                   Trading Companies &                      65,029  Hagemeyer NV                                             335,091
                   Distributors - 0.0%
                   -----------------------------------------------------------------------------------------------------------------
                                                                    Total Common Stocks in the Netherlands                46,452,856
------------------------------------------------------------------------------------------------------------------------------------
New Zealand -      Construction Materials - 0.0%            32,024  Fletcher Building Ltd.                                   305,012
0.1%               -----------------------------------------------------------------------------------------------------------------
                   Diversified Telecommunication           224,335  Telecom Corp. of New Zealand Ltd.                        786,877
                   Services - 0.1%
                   -----------------------------------------------------------------------------------------------------------------
                   Electric Utilities - 0.0%                20,226  Contact Energy Ltd.                                      140,447
                   -----------------------------------------------------------------------------------------------------------------
                   Health Care Equipment & Supplies -       41,926  Fisher & Paykel Healthcare Corp.                         108,873
                   0.0%
                   -----------------------------------------------------------------------------------------------------------------
                   Hotels, Restaurants & Leisure -          28,925  Sky City Ltd.                                            113,285
                   0.0%
                   -----------------------------------------------------------------------------------------------------------------
                   Household Durables - 0.0%                27,665  Fisher & Paykel Appliances Holdings Ltd.                  74,192
                   -----------------------------------------------------------------------------------------------------------------
                   Media - 0.0%                                241  Sky Network Television Ltd.                                1,046
                   -----------------------------------------------------------------------------------------------------------------
                   Real Estate Investment Trusts            12,534  Kiwi Income Property Trust                                15,946
                   (REITs) - 0.0%
                   -----------------------------------------------------------------------------------------------------------------
                   Transportation Infrastructure -          58,991  Auckland International Airport Ltd.                      149,054
                   0.0%
                   -----------------------------------------------------------------------------------------------------------------
                                                                    Total Common Stocks in New Zealand                     1,694,732
------------------------------------------------------------------------------------------------------------------------------------
Norway - 1.0%      Chemicals - 0.1%                         18,250  Yara International ASA                                   547,245
                   -----------------------------------------------------------------------------------------------------------------
                   Commercial Banks - 0.1%                  66,499  DnB NOR ASA                                              855,356
                   -----------------------------------------------------------------------------------------------------------------
                   Commercial Services & Supplies -         19,529  Tomra Systems ASA                                        170,432
                   0.0%
                   -----------------------------------------------------------------------------------------------------------------
                   Communications Equipment - 0.0%          12,041  Tandberg ASA                                             268,635
                   -----------------------------------------------------------------------------------------------------------------
                   Diversified Telecommunication            42,395  Telenor ASA                                              828,690
                   Services - 0.1%                           8,600  Telenor ASA (a)                                          505,617
                                                                                                                      --------------
                                                                                                                           1,334,307
                   -----------------------------------------------------------------------------------------------------------------
                   Electrical Equipment - 0.1%              15,198  Renewable Energy Corp. AS (b)                            588,594
                   -----------------------------------------------------------------------------------------------------------------
                   Energy Equipment & Services - 0.1%       13,190  Acergy SA                                                296,943
                                                            20,340  Aker Kvaerner ASA                                        514,851
                                                            16,804  Ocean RIG ASA (b)                                        124,750

Master International Index Series
Schedule of Investments as of June 30, 2007                    (in U.S. dollars)

                                                            Shares
Country            Industry                                   Held  Common Stocks                                         Value
------------------------------------------------------------------------------------------------------------------------------------
                                                            13,236  Petroleum Geo-Services ASA                        $      330,510
                                                            25,674  ProSafe ASA                                              410,526
                                                             8,780  TGS Nopec Geophysical Co. ASA (b)                        179,642
                                                                                                                      --------------
                                                                                                                           1,857,222
                   -----------------------------------------------------------------------------------------------------------------
                   Food Products - 0.0%                    317,344  Marine Harvest (b)                                       342,667
                   -----------------------------------------------------------------------------------------------------------------
                   Industrial Conglomerates - 0.1%          81,450  Orkla ASA                                              1,535,730
                   -----------------------------------------------------------------------------------------------------------------
                   Insurance - 0.0%                         25,238  Storebrand ASA                                           390,943
                   -----------------------------------------------------------------------------------------------------------------
                   Marine - 0.0%                               400  Stolt-Nielsen SA                                          13,323
                   -----------------------------------------------------------------------------------------------------------------
                   Media - 0.0%                              3,218  Schibsted ASA                                            147,074
                   -----------------------------------------------------------------------------------------------------------------
                   Oil, Gas & Consumable Fuels - 0.4%      114,678  DET Norske Oljeselskap (b)                               239,759
                                                             6,794  Frontline Ltd.                                           312,286
                                                            59,658  Norsk Hydro ASA                                        2,288,205
                                                            52,007  Statoil ASA                                            1,613,558
                                                                                                                      --------------
                                                                                                                           4,453,808
                   -----------------------------------------------------------------------------------------------------------------
                   Paper & Forest Products - 0.0%           15,197  Norske Skogindustrier ASA                                218,711
                   -----------------------------------------------------------------------------------------------------------------
                                                                    Total Common Stocks in Norway                         12,724,047
------------------------------------------------------------------------------------------------------------------------------------
Portugal - 0.4%    Commercial Banks - 0.1%                  23,822  Banco BPI SA                                             211,874
                                                           225,189  Banco Comercial Portugues SA Registered Shares         1,258,476
                                                            13,508  Banco Espirito Santo SA Registered Shares                301,165
                                                                                                                      --------------
                                                                                                                           1,771,515
                   -----------------------------------------------------------------------------------------------------------------
                   Construction Materials - 0.0%            13,841  Cimpor Cimentos de Portugal SA                           130,736
                   -----------------------------------------------------------------------------------------------------------------
                   Diversified Telecommunication            60,384  Portugal Telecom SGPS SA Registered Shares               834,937
                   Services - 0.1%
                   -----------------------------------------------------------------------------------------------------------------
                   Electric Utilities - 0.1%               183,690  Energias de Portugal SA                                1,015,738
                   -----------------------------------------------------------------------------------------------------------------
                   Food & Staples Retailing - 0.0%          18,295  Jeronimo Martins SGPS SA                                 108,110
                   -----------------------------------------------------------------------------------------------------------------
                   Industrial Conglomerates - 0.1%         122,466  Sonae SGPS SA                                            347,668
                   -----------------------------------------------------------------------------------------------------------------
                   Media - 0.0%                              3,893  PT Multimedia Servicos de Telecomunicacoes e
                                                                    Multimedia SGPS SA                                        62,687
                   -----------------------------------------------------------------------------------------------------------------
                   Paper & Forest Products - 0.0%            9,059  Sonae Industria SGPS SA (b)                              131,681
                   -----------------------------------------------------------------------------------------------------------------
                   Transportation Infrastructure -          15,709  Brisa-Auto Estradas de Portugal SA Private Shares        211,157
                   0.0%
                   -----------------------------------------------------------------------------------------------------------------
                                                                    Total Common Stocks in Portugal                        4,614,229
------------------------------------------------------------------------------------------------------------------------------------
Singapore - 1.1%   Aerospace & Defense - 0.0%               58,213  Singapore Technologies Engineering Ltd.                  137,105
                   -----------------------------------------------------------------------------------------------------------------
                   Air Freight & Logistics - 0.0%          127,954  Singapore Post Ltd.                                      106,246
                   -----------------------------------------------------------------------------------------------------------------
                   Airlines - 0.1%                          38,582  Singapore Airlines Ltd.                                  474,136
                   -----------------------------------------------------------------------------------------------------------------
                   Commercial Banks - 0.4%                 105,605  DBS Group Holdings Ltd.                                1,573,467
                                                           244,914  Oversea-Chinese Banking Corp.                          1,464,094
                                                           111,572  United Overseas Bank Ltd.                              1,603,908
                                                                                                                      --------------
                                                                                                                           4,641,469
                   -----------------------------------------------------------------------------------------------------------------

Master International Index Series
Schedule of Investments as of June 30, 2007                    (in U.S. dollars)

                                                            Shares
Country            Industry                                   Held  Common Stocks                                         Value
------------------------------------------------------------------------------------------------------------------------------------
                   Distributors - 0.0%                       3,529  Jardine Cycle & Carriage Ltd.                     $       36,264
                   -----------------------------------------------------------------------------------------------------------------
                   Diversified Financial Services -         93,000  Singapore Exchange Ltd.                                  596,670
                   0.1%
                   -----------------------------------------------------------------------------------------------------------------
                   Diversified Telecommunication           651,132  Singapore Telecommunications Ltd.                      1,448,132
                   Services - 0.1%
                   -----------------------------------------------------------------------------------------------------------------
                   Electronic Equipment &                    7,000  Venture Corp. Ltd.                                        71,759
                   Instruments - 0.0%
                   -----------------------------------------------------------------------------------------------------------------
                   Food & Staples Retailing - 0.0%          16,000  Olam International Ltd.                                   32,276
                   -----------------------------------------------------------------------------------------------------------------
                   Health Care Providers & Services -       79,800  Parkway Holdings Ltd.                                    208,920
                   0.0%
                   -----------------------------------------------------------------------------------------------------------------
                   Industrial Conglomerates - 0.1%          36,096  Fraser and Neave Ltd.                                    128,669
                                                             1,766  Haw Par Corp. Ltd.                                         8,832
                                                           115,616  Keppel Corp. Ltd.                                        945,802
                                                            43,590  SembCorp Industries Ltd.                                 162,474
                                                                                                                      --------------
                                                                                                                           1,245,777
                   -----------------------------------------------------------------------------------------------------------------
                   Machinery - 0.0%                         95,427  SembCorp Marine Ltd.                                     306,028
                   -----------------------------------------------------------------------------------------------------------------
                   Marine - 0.0%                           118,002  Cosco Corp. (Singapore) Ltd.                             288,200
                                                             5,200  Neptune Orient Lines Ltd.                                 18,026
                                                                                                                      --------------
                                                                                                                             306,226
                   -----------------------------------------------------------------------------------------------------------------
                   Media - 0.0%                            133,316  Singapore Press Holdings Ltd.                            404,279
                   -----------------------------------------------------------------------------------------------------------------
                   Oil, Gas & Consumable Fuels - 0.0%       16,194  Singapore Petroleum Co. Ltd.                              60,909
                   -----------------------------------------------------------------------------------------------------------------
                   Real Estate Investment Trusts           125,152  Ascendas Real Estate Investment Trust                    240,786
                   (REITs) - 0.1%
                                                            12,000  Capita Commercial Trust                                   22,979
                                                            37,000  CapitaMall Trust                                         102,163
                                                           198,000  Suntec Real Estate Investment Trust                      251,420
                                                                                                                      --------------
                                                                                                                             617,348
                   -----------------------------------------------------------------------------------------------------------------
                   Real Estate Management &                172,000  Allgreen Properties Ltd.                                 235,389
                   Development - 0.2%                      139,833  CapitaLand Ltd.                                          740,845
                                                            57,535  City Developments Ltd.                                   650,407
                                                            52,182  Keppel Land Ltd.                                         299,063
                                                             7,457  UOL Group Ltd.                                            28,353
                                                            83,100  Wing Tai Holdings Ltd.                                   216,438
                                                                                                                      --------------
                                                                                                                           2,170,495
                   -----------------------------------------------------------------------------------------------------------------
                   Road & Rail - 0.0%                       95,816  ComfortDelgro Corp. Ltd.                                 136,611
                   -----------------------------------------------------------------------------------------------------------------
                   Semiconductors & Semiconductor          160,122  Chartered Semiconductor Manufacturing Ltd. (b)           149,666
                   Equipment - 0.0%
                   -----------------------------------------------------------------------------------------------------------------

Master International Index Series
Schedule of Investments as of June 30, 2007                    (in U.S. dollars)

                                                            Shares
Country            Industry                                   Held  Common Stocks                                         Value
------------------------------------------------------------------------------------------------------------------------------------
                   Trading Companies &                       1,100  Noble Group Ltd.                                  $        1,239
                   Distributors - 0.0%
                   -----------------------------------------------------------------------------------------------------------------
                                                                    Total Common Stocks in Singapore                      13,151,555
------------------------------------------------------------------------------------------------------------------------------------
Spain - 3.8%       Airlines - 0.0%                          67,653  Iberia Lineas Aereas de Espana                           336,721
                   -----------------------------------------------------------------------------------------------------------------
                   Biotechnology - 0.0%                     25,288  Zeltia SA                                                237,347
                   -----------------------------------------------------------------------------------------------------------------
                   Commercial Banks - 1.5%                 290,558  Banco Bilbao Vizcaya Argentaria SA                     7,105,568
                                                            82,772  Banco Popular Espanol SA                               1,540,407
                                                           517,105  Banco Santander Central Hispano SA                     9,505,417
                                                                                                                      --------------
                                                                                                                          18,151,392
                   -----------------------------------------------------------------------------------------------------------------
                   Construction & Engineering - 0.3%        18,985  ACS Actividades de Construccion y Servicios, SA        1,207,033
                                                             2,030  Acciona SA                                               552,257
                                                             5,583  Fomento de Construcciones y Contratas SA                 502,292
                                                             5,766  Grupo Ferrovial SA                                       566,827
                                                             6,344  Sacyr Vallehermoso SA                                    304,352
                                                                                                                      --------------
                                                                                                                           3,132,761
                   -----------------------------------------------------------------------------------------------------------------
                   Diversified Telecommunication           367,946  Telefonica SA                                          8,188,297
                   Services - 0.7%
                   -----------------------------------------------------------------------------------------------------------------
                   Electric Utilities - 0.6%                52,673  Endesa SA                                              2,866,592
                                                            68,748  Iberdrola SA                                           3,830,106
                                                               518  Iberdrola SA (a)                                          29,054
                                                            11,868  Union Fenosa SA                                          633,612
                                                                                                                      --------------
                                                                                                                           7,359,364
                   -----------------------------------------------------------------------------------------------------------------
                   Electrical Equipment - 0.1%              17,768  Gamesa Corp. Tecnologica SA                              642,774
                   -----------------------------------------------------------------------------------------------------------------
                   Food Products - 0.0%                      1,411  Azucarera Ebro Agricolas, SA                              30,333
                   -----------------------------------------------------------------------------------------------------------------
                   Gas Utilities - 0.1%                     16,225  Gas Natural SDG SA                                       985,758
                   -----------------------------------------------------------------------------------------------------------------
                   IT Services - 0.0%                       16,111  Indra Sistemas SA                                        401,749
                   -----------------------------------------------------------------------------------------------------------------
                   Insurance - 0.0%                         42,475  Corp. Mapfre SA                                          210,169
                   -----------------------------------------------------------------------------------------------------------------
                   Machinery - 0.0%                          6,035  Zardoya Otis SA                                          236,450
                   -----------------------------------------------------------------------------------------------------------------
                   Media - 0.0%                              8,519  Antena 3 de Television SA (b)                            177,052
                                                            11,454  Gestevision Telecinco SA                                 324,062
                                                               673  Promotora de Informaciones SA                             14,766
                                                             1,844  Sogecable SA (b)                                          77,061
                                                                                                                      --------------
                                                                                                                             592,941
                   -----------------------------------------------------------------------------------------------------------------
                   Metals & Mining - 0.0%                   19,845  Acerinox SA                                              484,065
                   -----------------------------------------------------------------------------------------------------------------
                   Oil, Gas & Consumable Fuels - 0.2%       62,481  Repsol YPF SA                                          2,473,532
                   -----------------------------------------------------------------------------------------------------------------
                   Specialty Retail - 0.1%                  17,098  Inditex SA                                             1,006,373
                   -----------------------------------------------------------------------------------------------------------------
                   Tobacco - 0.1%                           24,766  Altadis SA                                             1,636,769
                   -----------------------------------------------------------------------------------------------------------------

Master International Index Series
Schedule of Investments as of June 30, 2007                    (in U.S. dollars)

                                                            Shares
Country            Industry                                   Held  Common Stocks                                         Value
------------------------------------------------------------------------------------------------------------------------------------
                   Transportation Infrastructure -          15,839  Abertis Infraestructuras SA                       $      491,216
                   0.1%                                     27,029  Cintra Concesiones de Infraestructuras de
                                                                    Transporte SA                                            429,429
                                                                                                                      --------------
                                                                                                                             920,645
                   -----------------------------------------------------------------------------------------------------------------
                   Water Utilities - 0.0%                       32  Sociedad General de Aguas de Barcelona SA (b)              1,178
                                                             3,213  Sociedad General de Aguas de Barcelona SA Class A        117,813
                                                                                                                      --------------
                                                                                                                             118,991
                   -----------------------------------------------------------------------------------------------------------------
                                                                    Total Common Stocks in Spain                          47,146,431
------------------------------------------------------------------------------------------------------------------------------------
Sweden - 2.5%      Airlines - 0.0%                           4,009  SAS AB (b)                                                92,198
                   -----------------------------------------------------------------------------------------------------------------
                   Building Products - 0.1%                 31,777  Assa Abloy AB Series B                                   699,257
                   -----------------------------------------------------------------------------------------------------------------
                   Capital Markets - 0.0%                    6,838  D Carnegie AB                                            119,192
                   -----------------------------------------------------------------------------------------------------------------
                   Commercial Banks - 0.4%                 168,451  Nordea Bank AB                                         2,631,018
                                                            42,553  Skandinaviska Enskilda Banken AB Class A               1,370,064
                                                            48,812  Svenska Handelsbanken Class A                          1,364,952
                                                                                                                      --------------
                                                                                                                           5,366,034
                   -----------------------------------------------------------------------------------------------------------------
                   Commercial Services & Supplies -         31,048  Securitas AB                                             491,443
                   0.1%                                     23,048  Securitas Systems AB                                      78,288
                                                                                                                      --------------
                                                                                                                             569,731
                   -----------------------------------------------------------------------------------------------------------------
                   Communications Equipment - 0.4%       1,250,446  Telefonaktiebolaget LM Ericsson                        4,987,896
                   -----------------------------------------------------------------------------------------------------------------
                   Construction & Engineering - 0.1%        37,605  Skanska AB Class B                                       805,257
                   -----------------------------------------------------------------------------------------------------------------
                   Diversified Consumer Services -          23,048  Securitas Direct AB (b)                                   62,170
                   0.0%
                   -----------------------------------------------------------------------------------------------------------------
                   Diversified Financial Services -          6,410  OMHEX AB                                                 190,907
                   0.0%
                   -----------------------------------------------------------------------------------------------------------------
                   Diversified Telecommunication            32,366  Tele2 AB                                                 527,943
                   Services - 0.2%                         188,701  TeliaSonera AB                                         1,384,335
                                                                                                                      --------------
                                                                                                                           1,912,278
                   -----------------------------------------------------------------------------------------------------------------
                   Food & Staples Retailing - 0.0%              20  Axfood AB                                                    707
                   -----------------------------------------------------------------------------------------------------------------
                   Health Care Equipment & Supplies -        7,749  Elekta AB                                                134,070
                   0.0%                                      9,320  Getinge AB Class B                                       200,788
                                                                                                                      --------------
                                                                                                                             334,858
                   -----------------------------------------------------------------------------------------------------------------
                   Household Durables - 0.1%                28,073  Electrolux AB                                            664,680
                                                            20,861  Husqvarna AB                                             295,305
                                                                                                                      --------------
                                                                                                                             959,985
                   -----------------------------------------------------------------------------------------------------------------
                   Machinery - 0.6%                          7,167  Alfa Laval AB                                            431,814
                                                            26,954  Atlas Copco AB                                           421,639
                                                            64,717  Atlas Copco AB                                         1,077,943
                                                            42,146  SKB AB                                                   881,823
                                                            88,940  Sandvik Ab                                             1,792,467

Master International Index Series
Schedule of Investments as of June 30, 2007                    (in U.S. dollars)

                                                            Shares
Country            Industry                                   Held  Common Stocks                                         Value
------------------------------------------------------------------------------------------------------------------------------------
                                                            30,020  Scania AB                                         $      732,197
                                                             6,544  Trelleborg AB Class B                                    180,080
                                                            35,571  Volvo AB A Shares                                        728,556
                                                            90,132  Volvo AB B Shares                                      1,792,047
                                                                                                                      --------------
                                                                                                                           8,038,566
                   -----------------------------------------------------------------------------------------------------------------
                   Media - 0.0%                             23,501  Eniro AB                                                 298,054
                                                             2,986  Modern Times Group AB                                    192,455
                                                                                                                      --------------
                                                                                                                             490,509
                   -----------------------------------------------------------------------------------------------------------------
                   Metals & Mining - 0.1%                   29,691  Boliden AB                                               615,543
                                                             2,520  Hoganas AB                                                74,938
                                                            17,193  SSAB Svenskt Stal AB Series A                            702,588
                                                             1,832  SSAB Svenskt Stal AB Series B                             69,421
                                                                                                                      --------------
                                                                                                                           1,462,490
                   -----------------------------------------------------------------------------------------------------------------
                   Oil, Gas & Consumable Fuels - 0.0%       11,502  Lundin Petroleum AB (b)                                  114,579
                   -----------------------------------------------------------------------------------------------------------------
                   Paper & Forest Products - 0.1%            6,721  Billerud AB                                              102,071
                                                             1,345  Holmen AB Class B                                         56,818
                                                            54,990  Svenska Cellulosa AB                                     919,595
                                                                                                                      --------------
                                                                                                                           1,078,484
                   -----------------------------------------------------------------------------------------------------------------
                   Real Estate Management &                  3,889  Castellum AB                                              46,760
                   Development - 0.0%                        3,636  Fabege AB                                                 39,836
                                                             4,960  Kungsleden AB                                             61,727
                                                             6,033  Wihlborgs Fastigheter AB                                 106,414
                                                                                                                      --------------
                                                                                                                             254,737
                   -----------------------------------------------------------------------------------------------------------------
                   Specialty Retail - 0.2%                  42,880  Hennes & Mauritz AB B Shares                           2,535,325
                                                             4,266  Nobia AB                                                  53,130
                                                                                                                      --------------
                                                                                                                           2,588,455
                   -----------------------------------------------------------------------------------------------------------------
                   Tobacco - 0.1%                           31,750  Swedish Match AB                                         612,454
                   -----------------------------------------------------------------------------------------------------------------
                                                                    Total Common Stocks in Sweden                         30,740,744
------------------------------------------------------------------------------------------------------------------------------------
Switzerland -      Auto Components - 0.0%                      125  Rieter Holding AG                                         65,342
6.5%               -----------------------------------------------------------------------------------------------------------------
                   Building Products - 0.1%                  3,300  Geberit Ag                                               562,278
                   -----------------------------------------------------------------------------------------------------------------
                   Capital Markets - 1.4%                   97,055  Credit Suisse Group                                    6,890,038
                                                           173,246  UBS AG                                                10,360,859
                                                                                                                      --------------
                                                                                                                          17,250,897
                   -----------------------------------------------------------------------------------------------------------------
                   Chemicals - 0.3%                          6,646  Ciba Specialty Chemicals AG Registered Shares            431,826
                                                            16,739  Clariant AG                                              270,953
                                                               621  Givaudan SA                                              612,371
                                                             4,087  Lonza Group AG Registered Shares                         374,985
                                                             9,925  Syngenta AG                                            1,934,886
                                                                                                                      --------------
                                                                                                                           3,625,021
                   -----------------------------------------------------------------------------------------------------------------

Master International Index Series
Schedule of Investments as of June 30, 2007                    (in U.S. dollars)

                                                            Shares
Country            Industry                                   Held  Common Stocks                                         Value
------------------------------------------------------------------------------------------------------------------------------------
                   Commercial Services & Supplies -         13,034  Adecco SA Registered Shares                       $    1,008,338
                   0.1%                                        301  SGS SA                                                   355,922
                                                                                                                      --------------
                                                                                                                           1,364,260
                   -----------------------------------------------------------------------------------------------------------------
                   Computers & Peripherals - 0.0%           14,198  Logitech International SA (b)                            377,627
                   -----------------------------------------------------------------------------------------------------------------
                   Construction Materials - 0.2%            19,025  Holcim Ltd.                                            2,054,655
                   -----------------------------------------------------------------------------------------------------------------
                   Diversified Telecommunication             2,427  Swisscom AG                                              829,745
                   Services - 0.1%
                   -----------------------------------------------------------------------------------------------------------------
                   Electrical Equipment - 0.3%             178,156  ABB Ltd.                                               4,017,022
                   -----------------------------------------------------------------------------------------------------------------
                   Electronic Equipment &                    4,444  Kudelski SA                                              155,392
                   Instruments - 0.0%
                   -----------------------------------------------------------------------------------------------------------------
                   Food Products - 1.1%                     35,209  Nestle SA Registered Shares                           13,378,488
                   -----------------------------------------------------------------------------------------------------------------
                   Health Care Equipment & Supplies -        2,202  Nobel Biocare Holding AG                                 718,801
                   0.1%                                      2,994  Phonak Holding AG Registered Shares                      268,380
                                                               864  Straumann Holding AG Registered Shares                   242,210
                                                             4,117  Synthes, Inc.                                            493,589
                                                                                                                      --------------
                                                                                                                           1,722,980
                   -----------------------------------------------------------------------------------------------------------------
                   Hotels, Restaurants & Leisure -              83  Kuoni Reisen Holding AG Registered Shares                 49,903
                   0.0%
                   -----------------------------------------------------------------------------------------------------------------
                   Insurance - 0.6%                          2,667  Swiss Life Holding                                       703,149
                                                            32,875  Swiss Reinsurance Registered Shares                    2,998,204
                                                            12,480  Zurich Financial Services AG                           3,857,948
                                                                                                                      --------------
                                                                                                                           7,559,301
                   -----------------------------------------------------------------------------------------------------------------
                   Machinery - 0.1%                          2,369  Schindler Holding AG                                     157,367
                                                               347  Sulzer AG                                                448,510
                                                                                                                      --------------
                                                                                                                             605,877
                   -----------------------------------------------------------------------------------------------------------------
                   Marine - 0.0%                             3,237  Kuehne & Nagel International AG                          298,137
                   -----------------------------------------------------------------------------------------------------------------
                   Pharmaceuticals - 1.8%                  201,122  Novartis AG Registered Shares                         11,291,107
                                                            62,542  Roche Holding AG                                      11,081,603
                                                                                                                      --------------
                                                                                                                          22,372,710
                   -----------------------------------------------------------------------------------------------------------------
                   Real Estate Management &                  1,750  PSP Swiss Property AG                                     98,061
                   Development - 0.0%
                   -----------------------------------------------------------------------------------------------------------------
                   Semiconductors & Semiconductor              735  Unaxis Holding AG                                        389,512
                   Equipment - 0.0%
                   -----------------------------------------------------------------------------------------------------------------
                   Textiles, Apparel & Luxury Goods -       45,231  Compagnie Financiere Richemont AG                      2,703,514
                   0.3%                                      3,384  The Swatch Group Ltd. (Bearer Shares)                    961,290
                                                             2,155  The Swatch Group Ltd. (Registered Shares)                121,887
                                                                                                                      --------------
                                                                                                                           3,786,691
------------------------------------------------------------------------------------------------------------------------------------
                                                                    Total Common Stocks in Switzerland                    80,563,899
------------------------------------------------------------------------------------------------------------------------------------

Master International Index Series
Schedule of Investments as of June 30, 2007                    (in U.S. dollars)

                                                            Shares
Country            Industry                                   Held  Common Stocks                                         Value
------------------------------------------------------------------------------------------------------------------------------------
United Kingdom -   Aerospace & Defense - 0.3%              278,738  BAE Systems Plc                                   $    2,249,274
22.2%                                                       75,689  Cobham Plc                                               307,907
                                                            81,602  Meggitt Plc                                              501,416
                                                           153,881  Rolls-Royce Group Plc                                  1,656,914
                                                                                                                      --------------
                                                                                                                           4,715,511
                   -----------------------------------------------------------------------------------------------------------------
                   Airlines - 0.0%                          47,703  British Airways Plc (b)                                  398,982
                   -----------------------------------------------------------------------------------------------------------------
                   Auto Components - 0.1%                   61,413  GKN Plc                                                  488,876
                                                             1,025  TI Automotive Ltd. Series A (b)                                0
                                                                                                                      --------------
                                                                                                                             488,876
                   -----------------------------------------------------------------------------------------------------------------
                   Beverages - 0.6%                        230,261  Diageo Plc                                             4,785,955
                                                            72,571  SABMiller Plc                                          1,837,374
                                                            77,436  Scottish & Newcastle Plc                                 992,646
                                                                                                                      --------------
                                                                                                                           7,615,975
                   -----------------------------------------------------------------------------------------------------------------
                   Capital Markets - 0.4%                   45,768  3i Group Plc                                           1,065,370
                                                            78,838  Amvescap Plc                                           1,015,833
                                                             4,359  Close Brothers Group Plc                                  74,879
                                                            56,059  ICAP Plc                                                 552,519
                                                            21,059  Investec Plc                                             270,436
                                                           152,407  Man Group Plc                                          1,853,867
                                                             5,199  Schroders Plc                                            132,822
                                                             7,338  Tullett Prebon Plc                                        65,557
                                                                                                                      --------------
                                                                                                                           5,031,283
                   -----------------------------------------------------------------------------------------------------------------
                   Chemicals - 0.2%                         92,487  Imperial Chemical Industries Plc                       1,150,488
                                                            22,181  Johnson Matthey Plc                                      749,915
                                                                                                                      --------------
                                                                                                                           1,900,403
                   -----------------------------------------------------------------------------------------------------------------
                   Commercial Banks - 3.9%                 558,207  Barclays Plc                                           7,766,284
                                                           321,445  HBOS Plc                                               6,322,604
                                                           988,642  HSBC Holdings Plc                                     18,102,519
                                                           481,326  Lloyds TSB Group Plc                                   5,350,592
                                                           807,211  Royal Bank of Scotland Group Plc                      10,214,033
                                                                                                                      --------------
                                                                                                                          47,756,032
                   -----------------------------------------------------------------------------------------------------------------
                   Commercial Services & Supplies -          9,668  Aggreko Plc                                              110,717
                   0.4%                                     32,898  Biffa Plc                                                178,297
                                                            43,664  Capita Group Plc                                         633,863
                                                             3,467  Davis Service Group Plc                                   43,157
                                                             4,625  De La Rue Plc                                             71,951
                                                            99,631  Experian Group Ltd.                                    1,253,818

Master International Index Series
Schedule of Investments as of June 30, 2007                    (in U.S. dollars)

                                                            Shares
Country            Industry                                   Held  Common Stocks                                         Value
------------------------------------------------------------------------------------------------------------------------------------
                                                           125,658  Group 4 Securicor Plc                             $      529,860
                                                            86,430  Hays Plc                                                 295,259
                                                             6,271  Intertek Group Plc                                       123,068
                                                            16,375  Michael Page International Plc                           172,035
                                                           200,321  Rentokil Initial Plc                                     642,949
                                                            50,608  Serco Group Plc                                          456,213
                                                                                                                      --------------
                                                                                                                           4,511,187
                   -----------------------------------------------------------------------------------------------------------------
                   Construction & Engineering - 0.1%        42,533  Amec Plc                                                 498,387
                                                            22,845  Balfour Beatty Plc                                       201,477
                                                                                                                      --------------
                                                                                                                             699,864
                   -----------------------------------------------------------------------------------------------------------------
                   Construction Materials - 0.1%            67,697  Hanson Plc                                             1,460,524
                   -----------------------------------------------------------------------------------------------------------------
                   Consumer Finance - 0.0%                  14,252  Cattles Plc                                              111,619
                                                            13,214  Provident Financial Plc                                  184,951
                                                                                                                      --------------
                                                                                                                             296,570
                   -----------------------------------------------------------------------------------------------------------------
                   Containers & Packaging - 0.1%            59,697  Rexam Plc                                                594,550
                   -----------------------------------------------------------------------------------------------------------------
                   Distributors - 0.0%                      26,225  Inchcape Plc                                             261,518
                   -----------------------------------------------------------------------------------------------------------------
                   Diversified Financial Services -         19,496  London Stock Exchange Group Plc                          527,103
                   0.0%
                   -----------------------------------------------------------------------------------------------------------------
                   Diversified Telecommunication           706,730  BT Group Plc                                           4,703,674
                   Services - 0.4%                         205,092  Cable & Wireless Plc                                     796,624
                                                                                                                      --------------
                                                                                                                           5,500,298
                   -----------------------------------------------------------------------------------------------------------------
                   Electric Utilities - 0.2%                87,627  British Energy Group Plc                                 945,310
                                                            73,584  Scottish & Southern Energy Plc                         2,133,513
                                                                                                                      --------------
                                                                                                                           3,078,823
                   -----------------------------------------------------------------------------------------------------------------
                   Electronic Equipment &                   17,536  Electrocomponents Plc                                     92,054
                   Instruments - 0.0%                        4,873  Premier Farnell Plc                                       19,462
                                                                                                                      --------------
                                                                                                                             111,516
                   -----------------------------------------------------------------------------------------------------------------
                   Food & Staples Retailing - 0.6%         132,156  J Sainsbury Plc                                        1,544,865
                                                           678,089  Tesco Plc                                              5,673,366
                                                                                                                      --------------
                                                                                                                           7,218,231
                   -----------------------------------------------------------------------------------------------------------------
                   Food Products - 0.5%                    178,973  Cadbury Schweppes Plc                                  2,429,097
                                                            50,300  Tate & Lyle Plc                                          570,818
                                                           110,210  Unilever Plc                                           3,558,665
                                                                                                                      --------------
                                                                                                                           6,558,580
                   -----------------------------------------------------------------------------------------------------------------
                   Health Care Equipment & Supplies -        3,701  SSL International Plc                                     32,324
                   0.1%                                     92,698  Smith & Nephew Plc                                     1,148,528
                                                                                                                      --------------
                                                                                                                           1,180,852
                   -----------------------------------------------------------------------------------------------------------------

Master International Index Series
Schedule of Investments as of June 30, 2007                    (in U.S. dollars)

                                                            Shares
Country            Industry                                   Held  Common Stocks                                         Value
------------------------------------------------------------------------------------------------------------------------------------
                   Hotels, Restaurants & Leisure -          16,477  Carnival Plc                                      $      787,465
                   0.5%                                    172,617  Compass Group Plc                                      1,191,926
                                                            41,756  Enterprise Inns Plc                                      575,345
                                                            61,268  First Choice Holidays Plc                                389,148
                                                            20,426  Intercontinental Hotels Group Plc                        507,386
                                                            55,246  Ladbrokes Plc                                            477,619
                                                            36,037  Mitchells & Butlers Plc                                  632,771
                                                           132,999  PartyGaming Plc                                           81,890
                                                            23,200  Punch Taverns Plc                                        569,175
                                                            70,061  Rank Group Plc                                           262,036
                                                            28,262  Thomas Cook Group Plc (b)                                183,881
                                                            20,831  Whitbread Plc                                            736,720
                                                            26,415  William Hill Plc                                         324,176
                                                                                                                      --------------
                                                                                                                           6,719,538
                   -----------------------------------------------------------------------------------------------------------------
                   Household Durables - 0.2%                31,589  Barratt Developments  Plc                                626,164
                                                             5,238  Bellway Plc                                              131,868
                                                             4,004  Berkeley Group Holdings Plc                              142,146
                                                             9,500  Bovis Homes Group Plc                                    169,525
                                                            19,510  Persimmon Plc                                            451,157
                                                            66,791  Taylor Wimpey Plc                                        480,839
                                                            45,362  Wimpey George Plc                                        454,077
                                                                                                                      --------------
                                                                                                                           2,455,776
                   -----------------------------------------------------------------------------------------------------------------
                   Household Products - 0.2%                50,589  Reckitt Benckiser Plc                                  2,769,523
                   -----------------------------------------------------------------------------------------------------------------
                   IT Services - 0.0%                      143,406  LogicaCMG Plc                                            434,579
                   -----------------------------------------------------------------------------------------------------------------
                   Independent Power Producers &           127,400  International Power Plc                                1,095,091
                   Energy Traders - 0.1%
                   -----------------------------------------------------------------------------------------------------------------
                   Industrial Conglomerates - 0.1%          17,160  Cookson Group Plc                                        243,036
                                                            37,325  Smiths Group Plc                                         885,181
                                                            92,890  Tomkins Plc                                              482,512
                                                                                                                      --------------
                                                                                                                           1,610,729
                   -----------------------------------------------------------------------------------------------------------------
                   Insurance - 1.0%                        216,084  Aviva Plc                                              3,207,707
                                                           188,410  Friends Provident Plc                                    674,434
                                                           593,221  Legal & General Group Plc                              1,779,699
                                                           474,557  Old Mutual Plc                                         1,599,130
                                                           208,608  Prudential Plc                                         2,969,389
                                                            58,472  Resolution Plc                                           731,740
                                                           227,193  Royal & Sun Alliance Insurance Group                     660,961
                                                           162,594  Standard Life Plc                                      1,073,179
                                                                                                                      --------------
                                                                                                                          12,696,239
                   -----------------------------------------------------------------------------------------------------------------

Master International Index Series
Schedule of Investments as of June 30, 2007                    (in U.S. dollars)

                                                            Shares
Country            Industry                                   Held  Common Stocks                                         Value
------------------------------------------------------------------------------------------------------------------------------------
                   Internet & Catalog Retail - 0.1%         86,582  Home Retail Group                                 $      793,892
                   -----------------------------------------------------------------------------------------------------------------
                   Machinery - 0.1%                          7,565  Charter Plc (b)                                          166,930
                                                            10,160  FKI Plc                                                   25,598
                                                            41,314  IMI Plc                                                  489,352
                                                            84,098  Invensys Plc                                             640,555
                                                                                                                      --------------
                                                                                                                           1,322,435
                   -----------------------------------------------------------------------------------------------------------------
                   Media - 0.8%                             74,833  Aegis Group Plc                                          205,092
                                                            96,811  British Sky Broadcasting Plc                           1,241,230
                                                            17,377  Daily Mail & General Trust                               265,734
                                                            70,300  EMI Group Plc                                            376,644
                                                            26,839  Emap Plc                                                 440,440
                                                           282,651  ITV Plc                                                  645,080
                                                            77,717  Pearson Plc                                            1,309,162
                                                           108,563  Reed Elsevier Plc                                      1,403,061
                                                           109,009  Reuters Group Plc                                      1,358,909
                                                            25,643  Trinity Mirror Plc                                       270,327
                                                            16,440  United Business Media Plc                                260,058
                                                           100,379  WPP Group Plc                                          1,501,316
                                                            70,863  Yell Group Plc                                           654,575
                                                                                                                      --------------
                                                                                                                           9,931,628
                   -----------------------------------------------------------------------------------------------------------------
                   Metals & Mining - 1.8%                  126,834  Anglo American Plc (b)                                 7,446,652
                                                           202,912  BHP Billiton Plc                                       5,636,662
                                                            86,423  Rio Tinto Plc Registered Shares                        6,611,689
                                                            51,252  Xstrata Plc                                            3,051,184
                                                                                                                      --------------
                                                                                                                          22,746,187
                   -----------------------------------------------------------------------------------------------------------------
                   Multiline Retail - 0.2%                 137,958  Marks & Spencer Group Plc                              1,732,631
                                                            20,290  Next Plc                                                 814,588
                                                                                                                      --------------
                                                                                                                           2,547,219
                   -----------------------------------------------------------------------------------------------------------------
                   Multi-Utilities - 0.6%                  311,426  Centrica Plc                                           2,419,556
                                                           229,324  National Grid Plc                                      3,383,746
                                                            74,913  United Utilities Plc                                   1,064,196
                                                                                                                      --------------
                                                                                                                           6,867,498
                   -----------------------------------------------------------------------------------------------------------------
                   Oil, Gas & Consumable Fuels - 3.8%      291,060  BG Group Plc                                           4,771,221
                                                         1,652,954  BP Plc                                                19,888,862
                                                           314,244  Royal Dutch Shell Plc                                 12,793,170
                                                           235,510  Royal Dutch Shell Plc Class B                          9,817,472
                                                                                                                      --------------
                                                                                                                          47,270,725
                   -----------------------------------------------------------------------------------------------------------------

Master International Index Series
Schedule of Investments as of June 30, 2007                    (in U.S. dollars)

                                                            Shares
Country            Industry                                   Held  Common Stocks                                         Value
------------------------------------------------------------------------------------------------------------------------------------
                   Pharmaceuticals - 1.6%                  130,352  AstraZeneca Plc                                   $    6,985,676
                                                           490,915  GlaxoSmithKline Plc                                   12,788,335
                                                                                                                      --------------
                                                                                                                          19,774,011
                   -----------------------------------------------------------------------------------------------------------------
                   Real Estate Investment Trusts            44,498  British Land Co. Plc                                   1,190,736
                   (REITs) - 0.4%                            8,381  Brixton Plc                                               73,377
                                                             4,736  Great Portland Estates Plc                                62,821
                                                            28,521  Hammerson Plc                                            816,747
                                                            40,146  Land Securities Group Plc                              1,398,109
                                                            21,506  Liberty International Plc                                491,955
                                                            50,917  Segro Plc                                                635,102
                                                                                                                      --------------
                                                                                                                           4,668,847
                   -----------------------------------------------------------------------------------------------------------------
                   Road & Rail - 0.1%                       12,232  Arriva Plc                                               167,993
                                                            49,534  Firstgroup Plc                                           657,989
                                                            17,716  National Express Group Plc                               377,131
                                                            43,699  Stagecoach Group Plc                                     159,119
                                                                                                                      --------------
                                                                                                                           1,362,232
                   -----------------------------------------------------------------------------------------------------------------
                   Semiconductors & Semiconductor          115,101  ARM Holdings Plc                                         336,703
                   Equipment - 0.1%                         20,291  CSR Plc (b)                                              317,873
                                                                                                                      --------------
                                                                                                                             654,576
                   -----------------------------------------------------------------------------------------------------------------
                   Software - 0.1%                          70,946  Misys Plc                                                332,263
                                                           142,674  Sage Group Plc                                           668,447
                                                                                                                      --------------
                                                                                                                           1,000,710
                   -----------------------------------------------------------------------------------------------------------------
                   Specialty Retail - 0.2%                  26,867  The Carphone Warehouse Plc                               176,599
                                                           193,068  DSG International Plc                                    611,945
                                                            24,803  Galiform Plc                                              67,523
                                                            50,995  Kesa Electricals Plc                                     319,989
                                                           199,555  Kingfisher Plc                                           903,879
                                                            90,190  Signet Group Plc                                         188,158
                                                                                                                      --------------
                                                                                                                           2,268,093
                   -----------------------------------------------------------------------------------------------------------------
                   Textiles, Apparel & Luxury Goods -       34,804  Burberry Group Plc                                       476,738
                   0.1%
                   -----------------------------------------------------------------------------------------------------------------
                   Tobacco - 0.6%                          131,308  British American Tobacco Plc                           4,478,322
                                                            57,827  Imperial Tobacco Group Plc                             2,666,169
                                                                                                                      --------------
                                                                                                                           7,144,491
                   -----------------------------------------------------------------------------------------------------------------
                   Trading Companies &                      38,803  Bunzl Plc                                                537,173
                   Distributors - 0.2%                       6,634  Travis Perkins Plc                                       251,795
                                                            61,758  Wolseley Plc                                           1,482,174
                                                                                                                      --------------
                                                                                                                           2,271,142
                   -----------------------------------------------------------------------------------------------------------------

Master International Index Series
Schedule of Investments as of June 30, 2007                    (in U.S. dollars)

                                                            Shares
Country            Industry                                   Held  Common Stocks                                         Value
------------------------------------------------------------------------------------------------------------------------------------
                   Transportation Infrastructure -
                   0.0%                                     42,037  BBA Aviation Plc                                  $      228,178
                   -----------------------------------------------------------------------------------------------------------------
                   Water Utilities - 0.1%                   18,279  Kelda Group Plc                                          344,502
                                                            25,077  Severn Trent Plc                                         692,551
                                                                                                                      --------------
                                                                                                                           1,037,053
                   -----------------------------------------------------------------------------------------------------------------
                   Wireless Telecommunication            4,510,161  Vodafone Group Plc                                    15,112,699
                   Services - 1.2%
                   -----------------------------------------------------------------------------------------------------------------
                                                                    Total Common Stocks in the United Kingdom            275,166,507
------------------------------------------------------------------------------------------------------------------------------------
                                                                    Total Common Stocks
                                                                    (Cost - $889,550,832) - 96.1%                      1,190,475,328
                   -----------------------------------------------------------------------------------------------------------------
                                                                    Exchange-Traded Funds
                   -----------------------------------------------------------------------------------------------------------------
                                                           284,277  iShares MSCI EAFE Index Fund (g)                      22,921,255
                   -----------------------------------------------------------------------------------------------------------------
                                                                    Total Exchange-Traded Funds
                                                                    (Cost - $17,644,632) - 1.8%                           22,921,255
                   -----------------------------------------------------------------------------------------------------------------
                                                                    Preferred Stocks
------------------------------------------------------------------------------------------------------------------------------------
Germany - 0.3%     Automobiles - 0.2%                          855  Porsche AG                                             1,524,895
                                                             8,484  Volkswagen AG, 4.35%                                     884,604
                                                                                                                      --------------
                                                                                                                           2,409,499
                   -----------------------------------------------------------------------------------------------------------------
                   Household Products - 0.1%                18,180  Henkel KGaA, 1.75%                                       959,482
                   -----------------------------------------------------------------------------------------------------------------
                   Media - 0.0%                              5,011  ProSieben SAT.1 Media AG, 2.24%                          198,125
                   -----------------------------------------------------------------------------------------------------------------
                   Multi-Utilities - 0.0%                    2,010  RWE AG, 3.50%                                            201,177
                   -----------------------------------------------------------------------------------------------------------------
                                                                    Total Preferred Stocks
                                                                    (Cost - $2,134,986) - 0.3%
                                                                                                                           3,768,283
                   -----------------------------------------------------------------------------------------------------------------
                                                                    Rights
------------------------------------------------------------------------------------------------------------------------------------
Australia - 0.0%   Real Estate Investment Trusts            11,579  Westfield Goup (d)                                         4,516
                   (REITs) - 0.0%
                   -----------------------------------------------------------------------------------------------------------------
                                                                    Total Rights in Australia                                  4,516
------------------------------------------------------------------------------------------------------------------------------------
Hong Kong - 0.0%   Real Estate Management &                  1,019  New World Development Ltd. (e)                                 0
                   Development - 0.0%
                   -----------------------------------------------------------------------------------------------------------------
                                                                    Total Rights in Hong Kong                                      0
------------------------------------------------------------------------------------------------------------------------------------

Master International Index Series
Schedule of Investments as of June 30, 2007                    (in U.S. dollars)

                                                            Shares
Country            Industry                                   Held  Common Stocks                                         Value
------------------------------------------------------------------------------------------------------------------------------------
Japan - 0.0%       Metals & Mining - 0.0%                    7,000  Dowa Mining Co., Ltd. (f)                         $            0
                   -----------------------------------------------------------------------------------------------------------------
                                                                    Total Rights in Japan                                          0
------------------------------------------------------------------------------------------------------------------------------------
Spain - 0.0%       Machinery - 0.0%                          6,035  Zardoya Otis SA (c)                                       23,116
                   -----------------------------------------------------------------------------------------------------------------
                                                                    Total Rights in Spain                                     23,116
                   -----------------------------------------------------------------------------------------------------------------
                                                                    Total Rights  (Cost - $25,522) - 0.0%                     27,632
                   -----------------------------------------------------------------------------------------------------------------
                                                                    Total Investments
                                                                    (Cost - $909,355,972*)- 98.2%                      1,217,192,498

                                                                    Other Assets Less Liabilities - 1.8%                  22,239,999
                                                                                                                      --------------
                                                                    Net Assets - 100.0%                               $1,239,432,497
                                                                                                                      ==============

* The cost and unrealized appreciation (depreciation) of investments as of June 30, 2007, as computed for federal income tax purposes, were as follows:

      Aggregate cost                                              $ 918,449,793
                                                                  =============
      Gross unrealized appreciation                               $ 306,851,241
      Gross unrealized depreciation                                  (8,108,536)
                                                                  -------------
      Net unrealized appreciation                                 $ 298,742,705
                                                                  =============

(a)   Depositary receipts.
(b)   Non-income producing security.
(c)   The rights may be exercised until 7/2/2007.
(d)   The rights may be exercised until 7/5/2007.
(e)   The rights may be exercised until 7/6/2007.
(f)   The rights may be exercised until 1/29/2010.
(g) All of a portion of security held as collateral in connection with open financial futures.
o For Series compliance purposes, the Series' industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Series management. This definition may apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.
o     Financial futures contracts purchased as of June 30, 2007 were as follows:

                                                                                                     Unrealized
                                                                                                    Appreciation
Number of Contracts     Issue                      Exchange      Expiration         Face Value     (Depreciation)
-----------------------------------------------------------------------------------------------------------------
4                       Hang Seng Index Future     Hong Kong     July 2007          $   561,201     $    (1,681)
43                      OMX Stock Index Future     Stockholm     July 2007          $   800,426         (11,215)
227                     DJ Euro Stoxx 50           Eurex         September 2007     $13,745,745         125,880
60                      FTSE 100 Index Future      LIFFE         September 2007     $ 7,985,811          12,101
13                      SPI 200 Index Future       Sydney        September 2007     $ 1,738,711          (9,173)
48                      TOPIX Index Future         Tokyo         September 2007     $ 6,870,319          49,478
-----------------------------------------------------------------------------------------------------------------
Total Unrealized Appreciation - Net                                                                   $ 165,390
                                                                                                      ===========

Master International Index Series
Schedule of Investments as of June 30, 2007                    (in U.S. dollars)

o Forward foreign exchange contracts purchased as of June 30, 2007 were as follows:

      --------------------------------------------------------------------------
                                                                    Unrealized
                                                                   Appreciation
      Foreign Currency Purchased               Settlement Date    (Depreciation)
      --------------------------------------------------------------------------
      AUD                     3,613,000          August 2007      $      65,449
      CHF                     5,056,200          August 2007            (11,327)
      EUR                     11,882,900         August 2007             (5,249)
      GBP                     6,279,400          August 2007            117,900
      JPY                     1,517,444,700      August 2007           (313,481)
      SEK                     7,241,400          August 2007             (3,585)
      --------------------------------------------------------------------------
      Total Unrealized Depreciation on Forward Foreign
      Exchange Contracts - Net (USD Commitment - $49,527,364)      $   (150,293)
                                                                   =============

o Forward foreign exchange contracts sold as of June 30, 2007 were as follows:

      --------------------------------------------------------------------------
                                                                    Unrealized
                                                                   Appreciation
      Foreign Currency Sold                    Settlement Date    (Depreciation)
      --------------------------------------------------------------------------
      AUD                     3,613,000          August 2007      $     (33,654)
      CHF                     5,056,200          August 2007            (13,056)
      EUR                     11,882,900         August 2007            (52,855)
      GBP                     6,279,400          August 2007            (99,153)
      JPY                     1,517,444,700      August 2007             64,494
      SEK                     7,241,400          August 2007             (6,599)
      --------------------------------------------------------------------------
      Total Unrealized Depreciation on Forward Foreign
      Exchange Contracts - Net (USD Commitment - $49,236,247)     $    (140,823)
                                                                  ==============

o Investments in companies considered to be an affiliate of the Series, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------------------------
      Affiliate                                                Net Activity        Interest Income
      --------------------------------------------------------------------------------------------
      BlackRock Liquidity Series, LLC Cash Sweep Series       $ (25,751,297)          $ 760,130
      --------------------------------------------------------------------------------------------

o     Currency Abbreviations:

      AUD  Australian Dollar               JPY   Japanese Yen
      CHF  Swiss Franc                     SEK   Swedish Krona
      EUR  Euro                            USD   U.S. Dollar
      GBP  British Pound

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
The Trust has made no material changes to the procedures by which shareholders may recommend nominees to the Trust's Board of Trustees since the Trust last disclosed such procedures in Schedule 14A.

ITEM 11. CONTROLS AND PROCEDURES.
     (a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective.

     (b) There were no changes in the Trust's internal control over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust's internal control over financial reporting.

ITEM 12. EXHIBITS.
     (a)(1)   Not Applicable.

     (a)(2) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as EX-99.CERT.

     (a)(3)  Not Applicable.

     (b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Funds

By /s/ Douglas G. Herring
   --------------------
   Douglas G. Herring
   President

Date: September 7, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Douglas G. Herring
   --------------------
   Douglas G. Herring
   President

Date: September 7, 2007


By /s/ Rebecca L. Harris
   ---------------------
   Rebecca L. Harris
   Treasurer

Date: September 7, 2007